                                 ANNUAL REPORT

  ECLIPSE FUNDS

OCTOBER 31, 2001
  Eclipse Growth Equity Fund
  Eclipse Value Equity Fund
  Eclipse Indexed Equity Fund
  Eclipse Mid Cap Core Fund
  Eclipse Mid Cap Value Fund
  Eclipse Small Cap Value Fund
  Eclipse Bond Fund
  Eclipse Core Bond Plus Fund
  Eclipse Indexed Bond Fund
  Eclipse Short Term Bond Fund
  Eclipse Ultra Short Term Income Fund
  Eclipse Tax Free Bond Fund
  Eclipse Money Market Fund
  Eclipse Asset Manager Fund
  Eclipse Balanced Fund
  Eclipse International Equity Fund
  Eclipse EAFE Index Fund


                                  ECLIPSE
                                  [NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

PERFORMANCE HIGHLIGHTS

                                                                      TOTAL RETURNS*
                                                           TEN                                         TEN
                                     YEAR       YEAR      MONTHS      YEAR       YEAR       YEAR      MONTHS      YEAR
FUND NAME                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
SHARE CLASS, INCEPTION DATE        12/31/97   12/31/98   10/31/99   12/31/99   10/31/00   12/31/00   10/31/01   10/31/01
 EQUITY FUNDS
 Eclipse Growth Equity Fund         24.73%     40.50%      9.96%       n/a       12.24%      n/a         n/a     -38.34%
  No-Load Class, inception 1/2/91
 Eclipse Growth Equity Fund         24.50      40.18       9.74        n/a       11.93       n/a         n/a     -38.49
  Service Class,(+) inception
  1/1/95
 Eclipse Value Equity Fund          22.63      -8.10       7.91        n/a       11.31       n/a         n/a      -7.29
  No-Load Class, inception 1/2/91
 Eclipse Value Equity Fund          22.28      -8.30       7.65        n/a       11.00       n/a         n/a      -7.54
  Service Class,(+) inception
  1/1/95
 Eclipse Indexed Equity Fund        32.88      28.62      11.80        n/a        5.98       n/a         n/a     -24.90
  No-Load Class, inception 1/2/91
 Eclipse Indexed Equity Fund        32.60      28.24      11.60        n/a        5.72       n/a         n/a     -25.10
  Service Class,(+) inception
  1/1/95
 Eclipse Mid Cap Core Fund            n/a        n/a        n/a        n/a         n/a       n/a      -15.90%       n/a
  No-Load Class, inception 1/2/01
 Eclipse Mid Cap Value Fund         32.46      10.35        n/a       0.04%        n/a      5.83%      -3.72        n/a
  No-Load Class, inception
  12/27/94
 Eclipse Small Cap Value Fund       33.30       3.40        n/a       3.05         n/a     -9.44        3.66        n/a
  No-Load Class, inception
  1/12/87

 FIXED-INCOME FUNDS
 Eclipse Bond Fund                   8.57%      7.93%     -1.61%       n/a        6.21%      n/a         n/a      14.06%
  No-Load Class, inception 1/2/91
 Eclipse Bond Fund                   8.21       7.73      -1.92        n/a        5.96       n/a         n/a      13.87
  Service Class,(+) inception
  1/1/95
 Eclipse Core Bond Plus Fund          n/a        n/a        n/a        n/a         n/a       n/a        7.95%       n/a
  No-Load Class, inception 1/2/01
 Eclipse Indexed Bond Fund           9.01       8.21      -1.56        n/a        7.27       n/a         n/a      13.44
  No-Load Class, inception 1/2/91
 Eclipse Indexed Bond Fund           8.75       7.86      -1.65        n/a        6.87       n/a         n/a      13.21
  Service Class,(+) inception
  1/1/95
 Eclipse Short Term Bond Fund        6.13       6.37       2.12        n/a        6.05       n/a         n/a      10.68
  No-Load Class, inception 1/2/91
 Eclipse Short Term Bond Fund        5.98       5.98       1.91        n/a        5.78       n/a         n/a      10.46
  Service Class,(+) inception
  1/1/95
 Eclipse Ultra Short Term Income     6.21       6.27        n/a       4.12%        n/a      6.59%       6.42        n/a
  Fund
  No-Load Class, inception
  12/27/94
 Eclipse Tax Free Bond Fund           n/a        n/a        n/a        n/a         n/a       n/a        6.45        n/a
  No-Load Class, inception 1/2/01
 Eclipse Money Market Fund(sec.)     5.27       5.25       3.96        n/a        5.98       n/a         n/a       4.67
  No-Load Class, inception 1/2/91
 Eclipse Money Market Fund(sec.)     5.01       4.99       3.74        n/a        5.72       n/a         n/a       4.41
  Service Class,(+) inception
  1/1/95
 Eclipse Money Market Fund(sec.)     5.01       4.99       3.53        n/a        5.46       n/a         n/a       4.15
  Sweep Shares Class,(+)
  inception 12/8/98
 Eclipse Money Market Fund(sec.) No-Load Class, 7-day current yield as of October 31, 2001: 2.41%
 Eclipse Money Market Fund(sec.) Service Class,(+) 7-day current yield as of October 31, 2001: 2.16%
 Eclipse Money Market Fund(sec.) Sweep Shares Class,(+) 7-day current yield as of October 31, 2001: 1.91%

PERFORMANCE HIGHLIGHTS
                                           AVERAGE ANNUAL
                                            TOTAL RETURNS
                                       AS OF OCTOBER 31, 2001
                                                          SINCE
FUND NAME                                               INCEPTION/
SHARE CLASS, INCEPTION DATE         1 YEAR    5 YEARS    10 YEARS
 EQUITY FUNDS
 Eclipse Growth Equity Fund         -38.34%     6.52%     10.39%
  No-Load Class, inception 1/2/91
 Eclipse Growth Equity Fund         -38.49      6.27      10.20
  Service Class,(+) inception
  1/1/95
 Eclipse Value Equity Fund           -7.29      6.06      11.15
  No-Load Class, inception 1/2/91
 Eclipse Value Equity Fund           -7.54      5.78      10.97
  Service Class,(+) inception
  1/1/95
 Eclipse Indexed Equity Fund        -24.90      9.90      12.42
  No-Load Class, inception 1/2/91
 Eclipse Indexed Equity Fund        -25.10      9.62      12.24
  Service Class,(+) inception
  1/1/95
 Eclipse Mid Cap Core Fund             n/a       n/a     -15.90
  No-Load Class, inception 1/2/01
 Eclipse Mid Cap Value Fund          -2.36     10.06      13.02
  No-Load Class, inception
  12/27/94
 Eclipse Small Cap Value Fund         0.00      7.67      11.03
  No-Load Class, inception
  1/12/87

 FIXED-INCOME FUNDS
 Eclipse Bond Fund                   14.06%     7.07%      7.04%
  No-Load Class, inception 1/2/91
 Eclipse Bond Fund                   13.87      6.81       6.86
  Service Class,(+) inception
  1/1/95
 Eclipse Core Bond Plus Fund           n/a       n/a       7.95
  No-Load Class, inception 1/2/01
 Eclipse Indexed Bond Fund           13.44      7.31       7.26
  No-Load Class, inception 1/2/91
 Eclipse Indexed Bond Fund           13.21      7.04       7.10
  Service Class,(+) inception
  1/1/95
 Eclipse Short Term Bond Fund        10.68      6.39       6.02
  No-Load Class, inception 1/2/91
 Eclipse Short Term Bond Fund        10.46      6.12       5.84
  Service Class,(+) inception
  1/1/95
 Eclipse Ultra Short Term Income      8.05      6.10       6.26
  Fund
  No-Load Class, inception
  12/27/94
 Eclipse Tax Free Bond Fund            n/a       n/a       6.45
  No-Load Class, inception 1/2/01
 Eclipse Money Market Fund(sec.)      4.67      5.20       4.71
  No-Load Class, inception 1/2/91
 Eclipse Money Market Fund(sec.)      4.41      4.94       4.54
  Service Class,(+) inception
  1/1/95
 Eclipse Money Market Fund(sec.)      4.15      4.79       4.47
  Sweep Shares Class,(+)
  inception 12/8/98
 Eclipse Money Market Fund(sec.) No-Load Class, 7-day current yield as of October 31, 2001: 2.41%
 Eclipse Money Market Fund(sec.) Service Class,(+) 7-day current yield as of October 31, 2001: 2.16%
 Eclipse Money Market Fund(sec.) Sweep Shares Class,(+) 7-day current yield as of October 31, 2001: 1.91%

PERFORMANCE HIGHLIGHTS

                                                                      TOTAL RETURNS*
                                                           TEN                                         TEN
                                     YEAR       YEAR      MONTHS      YEAR       YEAR       YEAR      MONTHS      YEAR
FUND NAME                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
SHARE CLASS, INCEPTION DATE        12/31/97   12/31/98   10/31/99   12/31/99   10/31/00   12/31/00   10/31/01   10/31/01
 BLENDED FUND
 Eclipse Asset Manager Fund         26.69%     21.31%      5.58%       n/a       11.18%      n/a         n/a     -12.12%
  No-Load Class, inception 1/2/91
 Eclipse Asset Manager Fund         26.30      21.00       5.31        n/a       10.96       n/a         n/a     -12.36
  Service Class,(+) inception
  1/1/95
 Eclipse Balanced Fund              23.40       8.03        n/a      -0.36%        n/a      9.64%       1.80%       n/a
  No-Load Class, inception 5/1/89

 INTERNATIONAL FUNDS
 Eclipse International Equity        5.44%     22.41%     11.23%       n/a       -9.44%      n/a         n/a     -16.49
  Fund
  No-Load Class,(++) inception
  1/1/95
 Eclipse International Equity        4.88      22.20      10.96        n/a       -9.62       n/a         n/a     -16.61
  Fund
  Service Class,(++) inception
  1/1/95
 Eclipse EAFE Index Fund             0.40      19.15      12.31        n/a       -3.52       n/a         n/a     -25.84
  No-Load Class, inception 1/2/91
 Eclipse EAFE Index Fund             0.08      18.83      12.08        n/a       -3.63       n/a         n/a     -26.20
  Service Class,(+) inception
  1/1/95

PERFORMANCE HIGHLIGHTS
                                           AVERAGE ANNUAL
                                            TOTAL RETURNS
                                       AS OF OCTOBER 31, 2001
                                                          SINCE
FUND NAME                                               INCEPTION/
SHARE CLASS, INCEPTION DATE         1 YEAR    5 YEARS    10 YEARS
 BLENDED FUND
 Eclipse Asset Manager Fund         -12.12%    10.62%     10.95%
  No-Load Class, inception 1/2/91
 Eclipse Asset Manager Fund         -12.36     10.33      10.77
  Service Class,(+) inception
  1/1/95
 Eclipse Balanced Fund                5.52      9.28      10.83
  No-Load Class, inception 5/1/89

 INTERNATIONAL FUNDS
 Eclipse International Equity       -16.49%     2.58%      5.71%
  Fund
  No-Load Class,(++) inception
  1/1/95
 Eclipse International Equity       -16.61      2.29       5.48
  Fund
  Service Class,(++) inception
  1/1/95
 Eclipse EAFE Index Fund            -25.84     -0.28       2.93
  No-Load Class, inception 1/2/91
 Eclipse EAFE Index Fund            -26.20     -0.53       2.74
  Service Class,(+) inception
  1/1/95

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

The Funds' prospectus contains more information about advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money.

Investments in foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

The views of the Funds' management and portfolio holdings are as of October 31, 2001; views and portfolio holdings may have changed subsequently. Nothing in this report is a recommendation to purchase or sell securities.

* Total returns include the change in share price and reinvestment of capital gain distributions and dividends.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Funds' inception on 1/2/91 up to 12/31/94. Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the inception of the Service Class on 1/1/95 up to 12/7/98. Performance figures for these classes after these dates will vary based on differences in their expense structures.

++ The performance figures and inception date for Eclipse International Equity Fund includes the historical performance of the predecessor subaccount, whose inception date was 7/31/92. This Fund commenced operations on 1/1/95. MacKay Shields LLC, the Fund's investment subadvisor, served as investment advisor to the Separate Account, and the investment objectives, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the Fund. Performance figures for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the Fund. The Separate Account was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance may have been adversely affected.

sec. Eclipse Money Market Fund had an effective 7-day yield of 2.44% for the No-Load Class; 2.18% for the Service Class; and 1.93% for the Sweep Shares Class--all as of 10/31/01. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 2.19% and 2.16%, for the No-Load Class; 1.93% and 1.91%, for the Service Class; and 1.68% and 1.66%, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time. Investments in Eclipse Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

  NOT FDIC INSURED.       NO BANK GUARANTEE.       MAY LOSE VALUE.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              Table of Contents

                              CHAIRMAN'S LETTER                                2

                              PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
                              AND FUND FINANCIAL STATEMENTS

                              EQUITY FUNDS
                              Eclipse Growth Equity Fund                       3
                              Eclipse Value Equity Fund                       14
                              Eclipse Indexed Equity Fund                     24
                              Eclipse Mid Cap Core Fund                       40
                              Eclipse Mid Cap Value Fund                      51
                              Eclipse Small Cap Value Fund                    61

                              FIXED-INCOME FUNDS
                              Eclipse Bond Fund                               73
                              Eclipse Core Bond Plus Fund                     82
                              Eclipse Indexed Bond Fund                       95
                              Eclipse Short Term Bond Fund                   106
                              Eclipse Ultra Short Term Income Fund           114
                              Eclipse Tax Free Bond Fund                     122
                              Eclipse Money Market Fund                      130

                              BLENDED FUNDS
                              Eclipse Asset Manager Fund                     140
                              Eclipse Balanced Fund                          170

                              INTERNATIONAL FUNDS
                              Eclipse International Equity Fund              181
                              Eclipse EAFE Index Fund                        192

                              NOTES TO FINANCIAL STATEMENTS
                              Note 1 Organization and Business               210
                              Note 2 Significant Accounting Policies         211
                              Note 3 Fees and Related Party Policies         219
                              Note 4 Federal Income Tax                      223
                              Note 5 Financial Investments                   224
                              Note 6 Line of Credit                          224
                              Note 7 Purchases and Sales of Securities       226
                              Note 8 Capital Share Transactions              226

                              REPORT OF INDEPENDENT ACCOUNTANTS              228

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

REPORT TO SHAREHOLDERS FOR THE PERIOD
NOVEMBER 1, 2000, THROUGH OCTOBER 31, 2001.

Extraordinary forces moved stocks lower and bonds higher during the fiscal year ended October 31, 2001. As the economy slowed, technology shares plummeted and the stock market as a whole experienced widespread declines. Several companies announced earnings disappointments, layoffs increased, and consumer confidence began to erode. The Federal Reserve tried to assist by aggressively easing interest rates and Congress approved tax rebates that many hoped would stimulate consumer spending.

In September, however, unprecedented acts of terrorism pushed our nation into war and reduced stock prices to their lowest levels since 1998. To provide liquidity and compensate for weakness, the Federal Reserve continued to lower the targeted federal funds rate to levels that had not been seen in decades. By the end of October, U.S. stocks had recovered somewhat from their late-September lows, but both stocks and bonds were still adjusting to many uncertainties. In a close-knit global economy, the effects of U.S. setbacks were quickly felt in markets around the world.

At Eclipse, we want to commend our shareholders for maintaining a long-term perspective in today's challenging markets. While past performance is no guarantee of future results, history reveals that over long periods, securities markets have traditionally shown remarkable resilience, even after major setbacks.

For this reason, we believe that adhering to a well-defined investment process is a sound way to weather market volatility. Each of our Funds is managed with time-tested disciplines that are consistently applied to pursue competitive returns, regardless of where the markets may move.

The following reports describe the economic forces and investment decisions that affected your Eclipse Funds during the 12 months ended October 31, 2001. (Some Funds had a shorter reporting period.) As you review your results, we hope you will remain optimistic about the long-term potential that sound investment strategies may provide when they are consistently applied over time. At Eclipse, we look forward to helping you pursue your investment goals for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
November 2001

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

ECLIPSE GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Growth stocks faced a number of challenges during the 12 months ended October 31, 2001. Setbacks among technology stocks widened to include other sectors, and many companies announced earnings shortfalls. Declining gross domestic product and falling consumer confidence also took a toll on equity performance. Retailers generally performed well through May 2001, but as unemployment began to rise, consumer spending softened. Even traditionally defensive sectors, such as pharmaceuticals, spent much of the 12-month period in negative territory.

The stock markets closed for several days following the terrorist attacks on September 11, 2001. After they reopened, equity prices dropped substantially then staged a modest comeback. Overall, the S&P 500 Index(1) was down 24.91% for the 12 months ended October 31, 2001, and growth stocks were down even more.

On a more positive note, aggressive easing by the Federal Reserve brought interest rates to their lowest levels in decades, and tax rebates gave consumers more money to spend. While it may take some time before the positive effects are felt, lower borrowing costs for businesses and consumers may eventually help improve the economic outlook.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse Growth Equity Fund returned -38.34% for No-Load Class shares and -38.49% for Service Class shares. Both share classes underperformed the -24.91% return of the S&P 500 over the same period, but both share classes slightly outperformed the -38.73% return of the average Lipper(2) large-cap growth fund during the Fund's fiscal year.

In a period when most stocks declined and growth stocks were out of favor, we believe we made sound choices for the Fund's portfolio. In September, the Fund held no airline stocks and no cruise-line or hotel issues. Following the terrorist attacks, we reassessed the portfolio and found few if any names that we believed would be especially vulnerable under the new market conditions.

TECHNOLOGY

The Fund benefited by reducing technology holdings early in the reporting period and maintaining an underweighted position through much of the year ended October 31, 2001. Microsoft benefited from favorable litigation results and the much-anticipated introduction of Windows XP. The stock was up for the year, compared to Cisco Systems, Oracle, and Sun Microsystems, all of which lost more than half of their value during the 12-month period. Nokia and Corning were sold during the year, and several technology positions were reduced. In June, we added Electronic Data Systems to the Fund's portfolio.

HEALTH CARE

Even in tough economic times, people get sick and need medication, so health care stocks are generally considered defensive issues. During the year ended October 31, 2001, however, large pharmaceutical companies faced strong competition from generic drug manufacturers, and many spent much of the period in negative territory.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

Pfizer showed strength relative to its peers, and Andrx staged a strong comeback from its low point in March 2001. Merck and Schering-Plough generally declined with the market, and we sold the Fund's holdings in Schering-Plough in June. IVAX had a remarkably volatile year, with the price of the stock dropping by more than 40% in the middle of September, as the company completed a tender offer for a laboratory in Chile and advised shareholders of potential revenue difficulties in the third quarter. We gradually reduced exposure to the company over the reporting period.

Other health-related stocks had mixed results. The Fund's UnitedHealth Group shares rose from the time they were purchased to the end of the reporting period. Bristol-Myers, Amgen, and Allergan all recorded losses for the year, but were strong performers relative to the market as a whole. Baxter International contributed positively to performance. We sold half of the Fund's Guidant shares in April when the company failed to meet earnings expectations. We placed the stock on our watch list and later sold the rest of the Fund's position. We also reduced exposure to Medtronic as the stock weakened throughout the year. Abbott Laboratories was added to the Fund's portfolio during the reporting period, and the stock contributed positively to performance.

RETAIL

Among the Fund's retail stocks, Kohl's showed strong relative performance, ending the reporting period just about where it began. Bed Bath & Beyond and Home Depot shares both took an immediate hit in mid-September, but recovered somewhat by the end of the reporting period. CVS, on the other hand, dropped precipitously in June, trailed downward through September, then dropped again at the end of October when the impact of lower sales in September showed up in weak third-quarter earnings. Fortunately, we sold the Fund's position in CVS in August, which allowed the Fund to avoid some of the negative impact. In recent months, the Fund has increased its exposure to the retail sector by purchasing shares of Best Buy, Costco Wholesale, and Lowe's. All three stocks suffered setbacks in September, but recovered strongly in October.

OTHER SECTORS

Leisure and entertainment stocks had mixed performance. Harley-Davidson, down just slightly for the year, was strong on a relative basis. The Fund sold about half of its position in the motorcycle giant over the course of the year. AOL Time Warner advanced substantially after its merger was completed but fell in August and September, when it became evident that advertising revenues were likely to remain weak for the near term. Viacom also did well from the beginning of April through mid-May but suffered later in the year. Omnicom and Clear Channel Communications followed a similar path, although Omnicom managed to recover more strongly in October.

Several financial stocks faced a roller-coaster ride during the year, following the S&P 500 down on the dips and sometimes rising more than the benchmark in better months. Citigroup and MBNA shares both felt the impact of the terrorist attacks, but recovered somewhat as the Federal Reserve continued to lower interest rates. We sold the Fund's position in Mellon Financial during the second half of the reporting period, and added Bank of America and FleetBoston Financial. The net impact of these transactions was positive relative to overall equity trends. Insurers AIG and Marsh & McLennan also dropped in mid-September, but bounced back a bit in October. Lower interest rates helped keep shares of Fannie Mae strong from the time of purchase through the end of the reporting period.

LOOKING AHEAD

We believe that large companies with strong market share and strong fundamentals are likely to be among the leaders should the markets recover. The Federal Reserve has helped by pumping substantial liquidity into the monetary system. Several companies are buying back their own shares, which may help to stabilize stock prices. And cash levels in many mutual funds appear to be high, suggesting that buying may resume when overall market uncertainty subsides. While past performance is no guarantee of future results, we believe that former recoveries can provide an encouraging view of what may lie ahead.

We anticipate that many companies will use current market weakness to write off any hidden problems. While that may make the next few quarters particularly troublesome, it may set the stage for a fresh start sometime in 2002. In the meantime, we are continuing to look for buying opportunities.

RUDOLPH C. CARRYL
EDMUND C. SPELMAN
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                              VERSUS S&P 500 INDEX

                              NO-LOAD CLASS SHARES
[CLASS SHARES NO-LOAD LINE GRAPH]

                                                                 ECLIPSE GROWTH EQUITY FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
10/31/91                                                         $        10000                     $        10000
92                                                                        11214                              10996
93                                                                        12290                              12638
94                                                                        12016                              13127
95                                                                        16568                              16598
96                                                                        20150                              20596
97                                                                        25134                              27210
98                                                                        35313                              33193
99                                                                        44260                              41714
00                                                                        39138                              44253
10/31/01                                                                  26875                              33230

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                              VERSUS S&P 500 INDEX

                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                       S&P 500 INDEX                ECLIPSE GROWTH EQUITY FUND
                                                                       -------------                --------------------------
10/31/91                                                        $         10000                     $        10000
92                                                                        10996                              11214
93                                                                        12638                              12290
94                                                                        13127                              12016
95                                                                        16598                              16523
96                                                                        20596                              20040
97                                                                        27210                              24949
98                                                                        33193                              34972
99                                                                        41714                              43726
00                                                                        44253                              38571
10/31/01                                                                  33230                              26424

--Eclipse Growth Equity Fund -- S&P 500 Index
Source: Lipper Inc., 10/31/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/91.

                                                                     AVERAGE ANNUAL TOTAL RETURNS*
 PERFORMANCE                                                            AS OF OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------
                                                                   ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund No-Load Class                            -38.34%      6.52%       10.39%
Eclipse Growth Equity Fund Service
 Class(+)                                                           -38.49       6.27        10.20
Average Lipper large-cap growth fund(++)                            -38.73       6.61         9.90
S&P 500 Index(sec.)                                                 -24.91      10.04        12.76

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                                             TEN
                                                                                            MONTHS       YEAR         YEAR
                                                     YEAR ENDED                             ENDED        ENDED        ENDED
                                                     DECEMBER 31                          OCTOBER 31   OCTOBER 31   OCTOBER 31
                    1991      1992     1993    1994     1995     1996     1997     1998       1999        2000         2001
                    ----      ----     ----    ----     ----     ----     ----     ----       ----        ----         ----
TOTAL RETURN        67%       5.63%    9.59%   -2.23%   37.88%   21.62%   24.73%   40.50%     9.96%       12.24%      -38.34%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

THE INFORMATION ABOUT ECLIPSE GROWTH EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001


COMMON STOCKS (97.8%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE/DEFENSE (0.9%)
General Dynamics Corp. .........      48,900   $  3,990,240
                                               ------------
BANKS (3.0%)
Bank Of America Corp. ..........      92,000      5,427,080
FleetBoston Financial Corp. ....     150,600      4,948,716
Washington Mutual, Inc. ........     105,200      3,175,988
                                               ------------
                                                 13,551,784
                                               ------------
BIOTECHNOLOGY (0.6%)
Genzyme Corp. (a)...............      47,200      2,546,440
                                               ------------
BROADCAST/MEDIA (1.2%)
Clear Channel Communications,
 Inc. (a).......................     138,620      5,284,194
                                               ------------
COMMUNICATIONS--EQUIPMENT (2.1%)
Cisco Systems, Inc. (a).........     552,300      9,344,916
                                               ------------
COMPUTER SOFTWARE & SERVICES (7.1%)
Electronic Data Systems
 Corp. .........................     116,400      7,492,668
Microsoft Corp. (a).............     257,000     14,944,550
Oracle Corp. (a)................     697,148      9,453,327
                                               ------------
                                                 31,890,545
                                               ------------
COMPUTER SYSTEMS (2.4%)
EMC Corp. (a)...................     266,100      3,278,352
Sun Microsystems, Inc. (a)......     738,800      7,498,820
                                               ------------
                                                 10,777,172
                                               ------------
ELECTRICAL EQUIPMENT (3.7%)
General Electric Co. ...........     459,300     16,723,113
                                               ------------
ELECTRONICS--COMPONENTS (0.6%)
Flextronics International Ltd.
 (a)............................     139,100      2,768,090
                                               ------------
ELECTRONICS--SEMICONDUCTORS (4.5%)
Analog Devices, Inc. (a)........     170,200      6,467,600
Intel Corp. ....................     310,500      7,582,410
Texas Instruments Inc. .........     220,600      6,174,594
                                               ------------
                                                 20,224,604
                                               ------------
ENTERTAINMENT (3.9%)
AOL Time Warner Inc. (a)........     342,050     10,675,381
Viacom, Inc. Class B (a)........     194,061      7,085,167
                                               ------------
                                                 17,760,548
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.4%)
Fannie Mae......................     136,200     11,026,752
                                               ------------
FINANCE (4.7%)
Citigroup Inc. .................     373,093     16,983,193
MBNA Corp. .....................     154,800      4,274,028
                                               ------------
                                                 21,257,221
                                               ------------

                                     SHARES          VALUE
                                   ------------------------
FOOD & HEALTH CARE DISTRIBUTORS (2.5%)
Cardinal Health, Inc. ..........     121,500   $  8,153,865
SYSCO Corp. ....................     128,400      3,095,724
                                               ------------
                                                 11,249,589
                                               ------------
HEALTH CARE--DRUGS (6.9%)
Andrx Group (a).................      17,700      1,149,261
Elan Corp., PLC ADR (a)(b)......      46,800      2,136,420
IVAX Corp. (a)..................      80,425      1,652,734
King Pharmaceuticals, Inc.
 (a)............................      71,066      2,770,863
Merck & Co., Inc. ..............      80,800      5,155,848
Pfizer, Inc. ...................     440,100     18,440,190
                                               ------------
                                                 31,305,316
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS (6.1%)
Baxter International Inc. ......     335,600     16,232,972
Medtronic, Inc. ................     269,900     10,876,970
Zimmer Holdings, Inc. (a).......      13,590        420,067
                                               ------------
                                                 27,530,009
                                               ------------
HEALTH CARE--MISCELLANEOUS (12.7%)
Abbott Laboratories.............     129,000      6,834,420
Allergan, Inc. .................     107,200      7,695,888
Amgen Inc. (a)..................     222,200     12,625,404
Bristol-Myers Squibb Co. .......     135,900      7,263,855
HCA Inc.........................     163,300      6,476,478
UnitedHealth Group Inc. ........     255,900     16,825,425
                                               ------------
                                                 57,721,470
                                               ------------
HOUSEHOLD PRODUCTS (2.7%)
Colgate-Palmolive Co. ..........     208,600     11,998,672
                                               ------------
INSURANCE (3.8%)
American International Group,
 Inc. ..........................     116,043      9,120,980
Marsh & McLennan Cos., Inc. ....      85,000      8,223,750
                                               ------------
                                                 17,344,730
                                               ------------
LEISURE TIME (3.8%)
Harley-Davidson, Inc. ..........     378,400     17,126,384
                                               ------------
MANUFACTURING (5.4%)
Illinois Tool Works Inc. .......      79,300      4,535,960
Tyco International Ltd. ........     405,800     19,941,012
                                               ------------
                                                 24,476,972
                                               ------------
PERSONAL LOANS (2.8%)
Household International,
 Inc. ..........................     242,400     12,677,520
                                               ------------
RETAIL (11.0%)
Bed Bath & Beyond Inc. (a)......     519,900     13,028,694
Best Buy Co., Inc. (a)..........      67,300      3,694,770
Costco Wholesale Corp. (a)......      33,900      1,282,437
Home Depot, Inc. (The)..........     190,350      7,277,080
Kohl's Corp. (a)................     261,100     14,519,771
Lowe's Cos., Inc. ..............     115,100      3,924,910

------------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ------------------------
RETAIL (CONTINUED)
Safeway Inc. (a)................     104,400   $  4,348,260
Target Corp. ...................      56,900      1,772,435
                                               ------------
                                                 49,848,357
                                               ------------
SPECIALIZED SERVICES (3.0%)
Cendant Corp. (a)...............     194,900      2,525,904
Omnicom Group Inc. .............     142,300     10,925,794
                                               ------------
                                                 13,451,698
                                               ------------
Total Common Stocks
 (Cost $406,667,053)............                441,876,336
                                               ------------
SHORT-TERM INVESTMENTS (2.3%)

                                   PRINCIPAL
                                    AMOUNT
                                  ----------
COMMERCIAL PAPER (1.1%)
UBS Finance Delaware LLC
 2.65%, due 11/1/01.............  $4,840,000      4,840,000
                                               ------------
Total Commercial Paper
 (Cost $4,840,000)..............                  4,840,000
                                               ------------

                                    SHARES        VALUE
                                  ----------   ------------
INVESTMENT COMPANY (1.2%)
Merrill Lynch Premier
 Institutional Fund.............   5,367,363      5,367,363
                                               ------------
Total Investment Company
  (Cost $5,367,363).............                  5,367,363
                                               ------------
Total Short-Term Investments
 (Cost $10,207,363).............                 10,207,363
                                               ------------
Total Investments
 (Cost $416,874,416) (c)........       100.1%   452,083,699(d)
Liabilities in Excess of
 Cash and Other Assets..........        (0.1)      (453,420)
                                  ----------   ------------
Net Assets......................       100.0%  $451,630,279
                                  ==========   ============

------------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At October 31, 2001 net unrealized appreciation was $35,209,283, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $88,151,396 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $52,942,113.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value
  (identified cost $416,874,416).................  $ 452,083,699
 Cash............................................          2,123
 Receivables:
   Fund shares sold..............................        266,256
   Dividends.....................................        252,203
                                                   -------------
       Total assets..............................    452,604,281
                                                   -------------
LIABILITIES:
 Payables:
   Fund shares redeemed..........................        479,894
   Manager.......................................        295,169
   Transfer agent................................         85,093
   Professional..................................         37,685
   Shareholder communication.....................         34,786
   Custodian.....................................         14,457
 Accrued expenses................................         26,918
                                                   -------------
       Total liabilities.........................        974,002
                                                   -------------
 Net assets......................................  $ 451,630,279
                                                   =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class.................................  $      21,927
   Service Class.................................            756
 Additional paid-in capital......................    440,542,066
 Accumulated net realized loss on investments....    (24,143,753)
 Net unrealized appreciation on investments......     35,209,283
                                                   -------------
 Net assets......................................  $ 451,630,279
                                                   =============
No-Load Class
 Net assets applicable to outstanding shares.....  $ 436,897,930
                                                   =============
 Shares of capital stock outstanding.............     21,927,338
                                                   =============
 Net asset value per share outstanding...........  $       19.92
                                                   =============
Service Class
 Net assets applicable to outstanding shares.....  $  14,732,349
                                                   =============
 Shares of capital stock outstanding.............        755,732
                                                   =============
 Net asset value per share outstanding...........  $       19.49
                                                   =============

STATEMENT OF OPERATIONS
For the year ended October 31, 2001


INVESTMENT INCOME:
 Income:
   Dividends (a)............................................  $   4,293,050
   Interest.................................................        287,490
                                                              -------------
       Total income.........................................      4,580,540
                                                              -------------
 Expenses:
   Manager..................................................      6,362,048
   Transfer agent...........................................        532,924
   Professional.............................................        167,303
   Shareholder communication................................         71,716
   Custodian................................................         64,465
   Service..................................................         47,568
   Directors................................................         31,091
   Registration.............................................         29,130
   Miscellaneous............................................         46,647
                                                              -------------
       Total expenses before
        reimbursement.......................................      7,352,892
   Expense reimbursement from Manager.......................       (344,495)
                                                              -------------
       Net expenses.........................................      7,008,397
                                                              -------------
 Net investment loss........................................     (2,427,857)
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments...........................     73,348,923
 Net change in unrealized appreciation on investments.......   (479,488,054)
                                                              -------------
 Net realized and unrealized loss on investments............   (406,139,131)
                                                              -------------
 Net decrease in net assets resulting from operations.......  $(408,566,988)
                                                              =============

------------
(a) Dividends recorded net of foreign withholding taxes of $6,415.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                   2001             2000
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment loss.....................................  $   (2,427,857)  $   (6,397,906)
    Net realized gain on investments........................      73,348,923      151,326,925
    Net change in unrealized appreciation on investments....    (479,488,054)     (13,386,380)
                                                              --------------   --------------
    Net increase (decrease) in net assets resulting from
      operations............................................    (408,566,988)     131,542,639
                                                              --------------   --------------
  Distributions to shareholders:
    From net realized gain on investments:
      No-Load Class.........................................    (148,207,461)     (97,923,006)
      Service Class.........................................      (3,118,872)      (2,258,147)
                                                              --------------   --------------
        Total distributions to shareholders.................    (151,326,333)    (100,181,153)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................      66,421,621      158,989,894
      Service Class.........................................      21,421,565        6,666,807
    Net asset value of shares issued to shareholders in
      reinvestment of distributions:
      No-Load Class.........................................     148,124,120       97,916,401
      Service Class.........................................       3,118,855        2,244,713
                                                              --------------   --------------
                                                                 239,086,161      265,817,815
    Cost of shares redeemed:
      No-Load Class.........................................    (427,602,973)    (140,111,689)
      Service Class.........................................     (21,907,704)     (10,862,255)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    (210,424,516)     114,843,871
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    (770,317,837)     146,205,357
NET ASSETS:
  Beginning of year.........................................   1,221,948,116    1,075,742,759
                                                              --------------   --------------
  End of year...............................................  $  451,630,279   $1,221,948,116
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                 NO-LOAD         SERVICE         NO-LOAD         SERVICE         NO-LOAD         SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                                ----------      ----------      ----------      ----------      ----------      ----------
                                                                                                     JANUARY 1, 1999
                                        YEAR ENDED                      YEAR ENDED                       THROUGH
                                     OCTOBER 31, 2001                OCTOBER 31, 2000               OCTOBER 31, 1999*
                                --------------------------      --------------------------      --------------------------
Net asset value at beginning
 of period....................  $    37.50      $    36.88      $    36.45      $    35.99      $    33.48      $    33.13
                                ----------      ----------      ----------      ----------      ----------      ----------
Net investment loss (a).......       (0.09)          (0.14)          (0.20)          (0.29)          (0.14)          (0.21)
Net realized and unrealized
 gain (loss) on investments...      (12.79)         (12.55)           4.66            4.59            3.45            3.41
                                ----------      ----------      ----------      ----------      ----------      ----------
Total from investment
 operations...................      (12.88)         (12.69)           4.46            4.30            3.31            3.20
                                ----------      ----------      ----------      ----------      ----------      ----------
Less distributions:
From net realized gain on
 investments..................       (4.70)          (4.70)          (3.41)          (3.41)          (0.34)          (0.34)
                                ----------      ----------      ----------      ----------      ----------      ----------
Net asset value at end of
 period.......................  $    19.92      $    19.49      $    37.50      $    36.88      $    36.45      $    35.99
                                ==========      ==========      ==========      ==========      ==========      ==========
Total investment return.......      (38.34%)        (38.49%)         12.24%          11.93%           9.96%(b)        9.74%(b)
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment loss..........       (0.32%)         (0.57%)         (0.52%)         (0.77%)         (0.49%)+        (0.74%)+
 Net expenses.................        0.93%           1.18%           0.93%           1.18%           0.93%+          1.18%+
 Expenses (before
   reimbursement).............        0.98%           1.23%           0.93%           1.18%           0.93%+          1.18%+
Portfolio turnover rate.......          35%             35%             48%             48%             27%             27%
Net assets at end of period
 (in 000's)...................  $  436,898      $   14,732      $1,197,216      $   24,732      $1,049,756      $   25,987

------------
 *   The Fund changed its fiscal year end from December 31 to October 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

     NO-LOAD      SERVICE      NO-LOAD      SERVICE      NO-LOAD      SERVICE
      CLASS        CLASS        CLASS        CLASS        CLASS        CLASS
    ----------   ----------   ----------   ----------   ----------   ----------
                              YEAR ENDED DECEMBER 31
    ---------------------------------------------------------------------------
             1998                      1997                      1996
    -----------------------   -----------------------   -----------------------
    $    25.43   $    25.24   $    21.99   $    21.88   $    18.84   $    18.80
    ----------   ----------   ----------   ----------   ----------   ----------
         (0.09)       (0.16)       (0.08)       (0.14)       (0.06)       (0.11)
         10.35        10.26         5.45         5.43         4.14         4.12
    ----------   ----------   ----------   ----------   ----------   ----------
         10.26        10.10         5.37         5.29         4.08         4.01
    ----------   ----------   ----------   ----------   ----------   ----------
         (2.21)       (2.21)       (1.93)       (1.93)       (0.93)       (0.93)
    ----------   ----------   ----------   ----------   ----------   ----------
    $    33.48   $    33.13   $    25.43   $    25.24   $    21.99   $    21.88
    ==========   ==========   ==========   ==========   ==========   ==========
         40.50%       40.18%       24.73%       24.50%       21.62%       21.29%
         (0.31%)      (0.56%)      (0.31%)      (0.56%)      (0.27%)      (0.52%)
          0.94%        1.19%        0.93%        1.18%        0.92%        1.17%
          0.94%        1.19%        0.93%        1.18%        0.92%        1.17%
            29%          29%          36%          36%          22%          22%
    $  975,010   $   15,814   $  700,070   $   10,668   $  541,212   $    6,842

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE VALUE EQUITY FUND
--------------------------------------------------------------------------------

Value stocks faced a number of challenges during the 12 months ended October 31, 2001, but ended the period well ahead of growth equities. As declines in the technology sector spread to other industries, many investors turned to defensive value names in search of a possible "safer haven." Unfortunately, as the economy slowed, a wave of negative earnings announcements caused the stock market as a whole to decline.

Even with the Federal Reserve aggressively easing monetary policy, layoffs accelerated and consumer confidence began to erode. After September 11, 2001, increased uncertainty left many equity investors searching for direction. By the end of October, the S&P 500 Index(1) was down 24.91%. The performance of value stocks was considerably better.

Fortunately, Federal Reserve action has brought interest rates to their lowest levels in several decades, which has helped lower borrowing costs for both businesses and consumers. At the same time, tax rebates have given most Americans more money to spend. While these factors may take time to filter into the economy, we believe they may have a positive impact over the coming quarters.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse Value Equity Fund returned -7.29% for No-Load Class shares and -7.54% for Service Class shares. Both share classes outperformed the -11.86% return of the Russell 1000(R) Value Index(2) over the same period. Both share classes also outperformed the -13.60% return of the average Lipper(3) large-cap value fund during the Fund's fiscal year.

The Fund's disciplined bottom-up value process was largely responsible for the Fund's strong performance relative to its benchmark and its peers. As the stock market weakened, the Fund benefited from owning undervalued companies with strong catalysts that could strengthen relative performance over time. Since the Fund did not own any airlines in September, it avoided a setback that many of its peers experienced.

WINNERS AND LOSERS

Tenet Healthcare was one of the Fund's best-performing names before we sold the position in August. Other stocks with positive 12-month returns included American Standard, Air Products and Chemicals, Alcoa, and Sears, Roebuck, all of which remained above their October 31, 2000, values for most of the reporting period and recovered quickly after weakness in September 2001. During the second half of the Fund's fiscal year, we reduced several of these positions and increased exposure to Sears, Roebuck, which helped strengthen the Fund's performance.

We sold a large portion of the Fund's Procter & Gamble stock at a profit in the first half of the Fund's fiscal year. Although the remaining shares saw considerable volatility, the stock staged an impressive recovery that contributed positively to the Fund's overall performance. International Paper also finished the 12-month reporting period with a positive return, despite several ups and downs along the way.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gains and dividend distributions reinvested.

Shortly after the Kraft Foods spin-off in mid-June 2001, the stock began trending upward, and the stock contributed positively to the Fund's performance through the end of the reporting period. We initiated a position in FirstEnergy in May, which also had a positive impact on performance. The Fund purchased United Technologies stock in late September, following a sharp price drop. Although it was only in the Fund briefly, the stock had a positive impact on the Fund's results.

The Fund also benefited by owning Chevron and Texaco. The two companies merged in early October, allowing the Fund to profit from its Texaco holdings. Merger attention also helped Chevron stock recover quickly after the September 11 attacks. Tosco was sold at a high point in February, and Sunoco had an impressive run before we sold the Fund's position at a profit in June.

In a declining market, however, not all of the Fund's stocks were able to provide positive returns. For example, gains at Sunoco were largely offset by losses at Phillips Petroleum. While Chevron was gaining ground, Exxon Mobil was on the decline, which allowed the Fund to purchase additional shares at what we believed to be attractive prices. As other energy holdings declined, we substantially reduced holdings in Burlington Resources and Unocal, and increased the Fund's exposure to El Paso over the course of the year.

Textron's markets include aircraft, industrial, and automotive products as well as fastening systems and financial services. The company's stock showed strength through much of the year, but plummeted in September, when domestic air travel declined. Although we had already reduced the Fund's position in the stock, it detracted from the Fund's performance for the 12 months ended October 31, 2001.

TECHNOLOGY AND TELECOMMUNICATIONS

Among technology-related stocks, IBM managed to end the Fund's fiscal year with a positive return, and the Fund sold its Apple Computer holdings throughout the year, with a positive contribution to the Fund's relative performance. Compaq and Gateway had disappointing results, and we sold the Fund's position in Compaq when we concluded that the proceeds could be put to more productive use. Unisys also detracted from the Fund's return. We added Sun Microsystems to the Fund's portfolio in October, and it contributed positively to Fund performance for the short period it was in the portfolio.

In the first half of the fiscal reporting period, the Fund established a small position in Intel. Later we sold the stock at a loss to sidestep the faltering microprocessor market. We reestablished a position in October, when Intel's prospects looked stronger, but the reporting period closed before positive results could be achieved. Advanced Micro Devices was another chipmaker that provided disappointing results over the course of the year. Motorola also contributed negatively.

The Fund increased its holdings in Computer Sciences after the stock dropped substantially in March. Although the additions were well timed, the Fund's overall position in the stock had a negative impact on performance for the 12 months ended October 31, 2001.

The market was not kind to telecommunications stocks during the reporting period, and the Fund reduced its overall commitment to the sector as the outlook deteriorated. SBC Communications was a major detractor, followed by AT&T, Verizon, and ALLTELL. The Fund purchased shares of Sprint FON Group in June, but the stock suffered from a dramatic drop-off in October on weak third quarter earnings and lower anticipated revenues in the fourth quarter. The Fund purchased Tellabs, a communications equipment company, after a steep price decline, but the stock continued to falter when fiber-optic and cable orders slackened in the third quarter. Fortunately, the stock's turnaround in October suggests that the company has strong potential going forward.

FINANCIALS

Overall, results were negative in the financial arena, despite--or in some cases, because of--aggressive easing by the Federal Reserve.

Allstate rose from late March through early July 2001, when negative news caused a sudden drop. The stock also fell in October on negative earnings guidance. Another insurer, Lincoln National, was down for the year. Chubb and Hartford Financial, which were purchased in the second half of the Fund's fiscal year tended to track the pattern of large-cap stocks in general, but Chubb showed a remarkable recovery after investors evaluated the potential impact of the terrorist assaults.

Citigroup was down for the 12 months ended October 31, 2001. Morgan Stanley also trended downward throughout the year, but by spreading out sales of the Fund's position, we sought to reduce the negative impact on the Fund. Like most other financial stocks, Goldman Sachs Group, an investment banking and management firm, also declined. The Fund established a position in Merrill Lynch during the period and the stock had a neutral impact on the Fund's performance. Fortunately, the Fund profited from its holdings in American General when the company was purchased by AIG in August 2001.

The Fund's bank holdings had mixed results, with Bank of America and Washington Mutual making positive contributions to the Fund's performance, despite late concerns that lower interest rates might hurt Washington Mutual's variable-rate loan business. JP Morgan Chase, PNC Financial Services, and FleetBoston Financial all posted negative returns for the 12 months ended October 31, 2001. We have substantially reduced the Fund's position in FleetBoston Financial during the reporting period.

OTHER SECTORS

Aviation-electronics company Rockwell Collins was spun off from Rockwell International in early July and its stock fell sharply through the end of the Fund's fiscal year, despite the company's defense exposure. Raytheon, which provides defense electronics, also provided negative returns for the year, but saw substantial improvement after September 11, 2001.

The stock of manufacturer Ingersoll-Rand experienced considerable volatility, but overall performance was virtually flat for the 12-month period, which represented relative strength in a declining market. The Fund purchased shares of railroad operator Burlington Northern Santa Fe in late August and early September. Although the stock's return was virtually flat, the results were well ahead of the market as a whole.

LOOKING AHEAD

We continue to believe that value investing is a sound approach that provides potential for strong relative returns, particularly in difficult markets. At the end of the reporting period, we had established entry points for a number of stocks that we believe had potential to increase in value. The Fund's cash reserves will allow us a degree of flexibility in today's highly uncertain markets.

Looking ahead, we see enough potential in energy, consumer staples, and telephones to have overweighted the Fund in these sectors. On the other hand, we have underweighted the Fund in consumer cyclicals and financials. The Fund is also underweighted in health care, since we believe the sector has been overbought.

We will continue to review stocks one-by-one, seeking issues with strong fundamentals, strong management, and catalysts that may add value over time. Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

RICHARD A. ROSEN
Portfolio Manager
MacKay Shields LLC

                              $10,000 INVESTED IN
                           ECLIPSE VALUE EQUITY FUND
                                     VERSUS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX
                              NO-LOAD CLASS SHARES
[NO LOAD CLASS SHARES GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
10/31/91                                             $  10000                     $ 10000                     $ 10000
92                                                      12444                       11042                       10996
93                                                      14298                       13817                       12638
94                                                      14473                       13922                       13127
95                                                      18731                       17361                       16598
96                                                      22928                       21482                       20596
97                                                      28117                       28612                       27210
98                                                      25840                       32852                       33193
99                                                      28221                       38282                       41714
00                                                      31549                       40397                       44253
10/31/01                                                28775                       35604                       33230

- ECLIPSE VALUE EQUITY FUND -- RUSSELL 1000 VALUE INDEX -- S&P 500 Index
Source: Lipper Inc. 10/31/01

                              $10,000 INVESTED IN
                           ECLIPSE VALUE EQUITY FUND
                                     VERSUS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX

                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
10/31/91                                              $ 10000                     $ 10000                     $ 10000
92                                                      12444                       11042                       10996
93                                                      14298                       13817                       12638
94                                                      14473                       13922                       13127
95                                                      18716                       17361                       16598
96                                                      22852                       21482                       20596
97                                                      27943                       28612                       27210
98                                                      25624                       32852                       33193
99                                                      27924                       38282                       41714
00                                                      31116                       40397                       44253
10/31/01                                                28312                       35604                       33230

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/91.

                                                                    AVERAGE ANNUAL TOTAL RETURNS*
PERFORMANCE                                                            AS OF OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------
                                                                 ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund No-Load Class                            -7.29%      6.06%        11.15%
Eclipse Value Equity Fund Service
 Class(+)                                                          -7.54       5.78         10.97
Average Lipper large-cap value fund(++)                           -13.60       7.98         11.22
S&P 500 Index(sec.)                                               -24.91      10.04         12.76
Russell 1000(R) Value Index(ll)                                   -11.86      10.63         13.54

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                                                           TEN
                                                                                          MONTHS        YEAR         YEAR
                                               YEAR ENDED                                 ENDED         ENDED       ENDED
                                              DECEMBER 31                               OCTOBER 31   OCTOBER 31   OCTOBER 31
                1991    1992    1993     1994     1995      1996       1997     1998       1999         2000        2001
                ----    ----    ----     ----     ----      ----       ----     ----       ----         ----        ----
Total Return    36.6%   20.71%  14.90%   1.22%    29.42%    22.41%     22.63%   -8.10%     7.91%       11.31%     -7.29%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(ll) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE VALUE EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

COMMON STOCKS (97.5%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE/DEFENSE (1.5%)
Rockwell Collins, Inc. .........      57,600   $    777,600
United Technologies Corp. ......      26,900      1,449,641
                                               ------------
                                                  2,227,241
                                               ------------
ALUMINUM (1.8%)
Alcoa Inc. .....................      83,972      2,709,776
                                               ------------
AUTO PARTS & EQUIPMENT (0.7%)
TRW, Inc. ......................      29,700      1,003,563
                                               ------------
BANKS (11.5%)
Bank of America Corp. ..........      49,900      2,943,601
FleetBoston Financial Corp. ....     125,816      4,134,314
JP Morgan Chase & Co. ..........     109,640      3,876,870
PNC Financial Services Group,
 Inc. (The).....................      53,100      2,915,190
Washington Mutual, Inc. ........      98,600      2,976,734
                                               ------------
                                                 16,846,709
                                               ------------
CHEMICALS (0.5%)
Air Products and Chemicals,
 Inc. ..........................      19,500        780,780
                                               ------------
COMMUNICATIONS EQUIPMENT (0.6%)
Tellabs, Inc. ..................      66,700        910,455
                                               ------------
COMPUTER SOFTWARE & SERVICES (1.5%)
Computer Sciences Corp. (a).....      60,000      2,154,600
                                               ------------
COMPUTER SYSTEMS (4.8%)
Gateway, Inc. (a)...............     152,600        862,190
International Business Machines
 Corp. .........................      37,300      4,031,011
Sun Microsystems, Inc. (a)......      81,700        829,255
Unisys Corp. (a)................     415,300      1,283,241
                                               ------------
                                                  7,005,697
                                               ------------
CONGLOMERATES (0.6%)
Textron, Inc. ..................      29,400        930,510
                                               ------------
ELECTRIC POWER COMPANIES (1.8%)
FirstEnergy Corp. ..............      77,300      2,663,758
                                               ------------
ELECTRONICS--DEFENSE (2.3%)
Raytheon Co. Class B............     103,000      3,321,750
                                               ------------
ELECTRONICS--SEMICONDUCTORS (2.6%)
Advanced Micro Devices, Inc.
 (a)............................      93,800        922,992
Intel Corp. ....................      30,000        732,600
Motorola, Inc. .................     128,800      2,108,456
                                               ------------
                                                  3,764,048
                                               ------------
FINANCE (4.5%)
Citigroup Inc. .................     142,733      6,497,206
                                               ------------

                                      SHARES      VALUE
                                  ------------------------
FOOD (3.3%)
Heinz (H.J.) Co.................      51,800   $  2,198,392
Kraft Foods Inc. Class A........      79,600      2,686,500
                                               ------------
                                                  4,884,892
                                               ------------
HOUSEHOLD PRODUCTS (5.3%)
Kimberly-Clark Corp. ...........      74,700      4,146,597
Procter & Gamble Co. (The)......      48,400      3,570,952
                                               ------------
                                                  7,717,549
                                               ------------
INSURANCE (6.8%)
Allstate Corp. (The)............      97,800      3,068,964
Chubb Corp. ....................      34,300      2,342,690
Hartford Financial Services
 Group, Inc. ...................      47,100      2,543,400
Lincoln National Corp. .........      45,600      1,931,160
                                               ------------
                                                  9,886,214
                                               ------------
INVESTMENT BANK/BROKERAGE (2.6%)
Goldman Sachs Group, Inc.
 (The)..........................      31,700      2,477,672
Merrill Lynch & Co., Inc. ......      31,100      1,359,381
                                               ------------
                                                  3,837,053
                                               ------------
MACHINERY (1.5%)
Ingersoll-Rand Co. .............      57,700      2,152,210
                                               ------------
MANUFACTURING (3.5%)
American Standard Cos. Inc.
 (a)............................      89,100      5,158,890
                                               ------------
METALS (0.3%)
Phelps Dodge Corp. .............      16,400        475,600
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.2%)
El Paso Corp. ..................      94,062      4,614,682
                                               ------------
OIL & GAS SERVICES (2.5%)
Burlington Resources Inc. ......      23,000        856,750
Unocal Corp. ...................      86,500      2,785,300
                                               ------------
                                                  3,642,050
                                               ------------
OIL--INTEGRATED DOMESTIC (3.2%)
Phillips Petroleum Co. .........      84,700      4,608,527
                                               ------------
OIL--INTEGRATED INTERNATIONAL (7.4%)
ChevronTexaco Corp. ............      69,021      6,111,810
Exxon Mobil Corp. ..............     118,800      4,686,660
                                               ------------
                                                 10,798,470
                                               ------------
PAPER & FOREST PRODUCTS (2.8%)
International Paper Co. ........     113,000      4,045,400
                                               ------------
RAILROADS (0.9%)
Burlington Northern Santa Fe
 Corp. .........................      47,800      1,284,386
                                               ------------
RESTAURANTS (3.0%)
McDonald's Corp. ...............     168,500      4,392,795
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES      VALUE
                                  ------------------------
RETAIL (3.0%)
CVS Corp. ......................      18,900   $    451,710
Sears, Roebuck & Co. ...........     102,700      3,981,679
                                               ------------
                                                  4,433,389
                                               ------------
TELECOMMUNICATIONS (5.0%)
AT&T Corp. .....................      84,100      1,282,525
Sprint Corp. (FON Group)........     136,000      2,720,000
WorldCom, Inc.(a)...............     242,300      3,258,935
                                               ------------
                                                  7,261,460
                                               ------------
TELEPHONE (6.7%)
ALLTEL Corp. ...................      49,900      2,851,286
SBC Communications Inc. ........      50,800      1,935,988
Verizon Communications Inc. ....      99,600      4,961,076
                                               ------------
                                                  9,748,350
                                               ------------
TOBACCO (1.8%)
Philip Morris Cos. Inc. ........      57,300      2,681,640
                                               ------------
Total Common Stocks
 (Cost $160,011,326)............                142,439,650
                                               ------------
SHORT-TERM INVESTMENTS (2.4%)
                                  PRINCIPAL
                                   AMOUNT
                                  ----------
COMMERCIAL PAPER (0.4%)
UBS Finance Delaware LLC
 2.65%, due 11/1/01.............  $  595,000        595,000
                                               ------------
Total Commercial Paper
 (Cost $595,000)................                    595,000
                                               ------------
                                      SHARES      VALUE
                                  ------------------------
INVESTMENT COMPANY (2.0%)
Merrill Lynch Premier
 Institutional Fund.............   2,991,024   $  2,991,024
                                               ------------
Total Investment Company
 (Cost $2,991,024)..............                  2,991,024
                                               ------------
Total Short-Term Investments
 (Cost $3,586,024)..............                  3,586,024
                                               ------------
Total Investments
 (Cost $163,597,350) (b)........        99.9%   146,025,674(c)
Cash And Other Assets,
 Less Liabilities...............         0.1        112,851
                                  ----------   ------------
Net Assets......................       100.0%  $146,138,525
                                  ==========   ============

------------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $166,828,446.
(c) At October 31, 2001 net unrealized depreciation was $20,802,772, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,415,825 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $24,218,597.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value
   (identified cost $163,597,350).................  $146,025,674
 Cash.............................................         3,488
 Receivables:
   Investment securities sold.....................       419,712
   Dividends......................................       219,811
   Fund shares sold...............................        87,344
                                                    ------------
       Total assets...............................   146,756,029
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................       355,203
   Investment securities purchased................        89,515
   Manager........................................        77,136
   Transfer agent.................................        49,018
   Professional...................................        12,243
   Custodian......................................         5,686
 Accrued expenses.................................        28,703
                                                    ------------
       Total liabilities..........................       617,504
                                                    ------------
 Net assets.......................................  $146,138,525
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized No-Load Class......  $     11,227
   Service Class..................................           417
 Additional paid-in capital.......................   149,734,393
 Accumulated undistributed net investment
   income.........................................     3,534,713
 Accumulated undistributed net realized gain on
   investments....................................    10,429,451
 Net unrealized depreciation on investments.......   (17,571,676)
                                                    ------------
 Net assets.......................................  $146,138,525
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $140,919,211
                                                    ============
 Shares of capital stock outstanding..............    11,226,614
                                                    ============
 Net asset value per share outstanding............  $      12.55
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  5,219,314
                                                    ============
 Shares of capital stock outstanding..............       416,854
                                                    ============
 Net asset value per share outstanding............  $      12.52
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:
 Income:
   Dividends................................................  $  7,062,244
   Interest.................................................     1,376,556
                                                              ------------
       Total income.........................................     8,438,800
                                                              ------------
 Expenses:
   Manager..................................................     3,225,430
   Transfer agent...........................................       319,676
   Professional.............................................        83,198
   Custodian................................................        42,175
   Shareholder communication................................        36,999
   Registration.............................................        31,365
   Directors................................................        14,587
   Service..................................................        13,975
   Miscellaneous............................................        29,481
                                                              ------------
       Total expenses before
        reimbursement.......................................     3,796,886
   Expense reimbursement from Manager.......................      (215,965)
                                                              ------------
       Net expenses.........................................     3,580,921
                                                              ------------
 Net investment income......................................     4,857,879
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments...........................    65,391,124
 Net change in unrealized appreciation on investments.......   (81,543,520)
                                                              ------------
 Net realized and unrealized loss on investments............   (16,152,396)
                                                              ------------
 Net decrease in net assets resulting from operations.......  $(11,294,517)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                  2001            2000
                                                              -------------   -------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   4,857,879   $   7,805,048
    Net realized gain on investments and foreign currency
     forward contracts......................................     65,391,124      40,510,962
    Net change in unrealized appreciation (depreciation) on
     investments............................................    (81,543,520)     26,609,918
                                                              -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................    (11,294,517)     74,925,928
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (8,051,850)     (6,415,828)
      Service Class.........................................        (47,899)        (42,011)
    From net realized gain on investments:
      No-Load Class.........................................    (16,561,251)             --
      Service Class.........................................       (127,178)             --
                                                              -------------   -------------
        Total dividends and distributions to shareholders...    (24,788,178)     (6,457,839)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     31,286,982      38,902,953
      Service Class.........................................        896,231         724,538
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................     24,598,701       6,412,685
      Service Class.........................................        175,075          41,327
                                                              -------------   -------------
                                                                 56,956,989      46,081,503
    Cost of shares redeemed:
      No-Load Class.........................................   (622,412,594)   (111,666,061)
      Service Class.........................................     (1,023,145)     (2,900,964)
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................   (566,478,750)    (68,485,522)
                                                              -------------   -------------
      Net decrease in net assets............................   (602,561,445)        (17,433)
NET ASSETS:
  Beginning of year.........................................    748,699,970     748,717,403
                                                              -------------   -------------
  End of year...............................................  $ 146,138,525   $ 748,699,970
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    year....................................................  $   3,534,713   $   6,776,583
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                NO-LOAD    SERVICE           NO-LOAD    SERVICE         NO-LOAD      SERVICE
                                                 CLASS      CLASS             CLASS      CLASS           CLASS        CLASS
                                               ---------   --------         ---------   --------       ---------     --------
                                                                                                          JANUARY 1, 1999
                                                    YEAR ENDED                   YEAR ENDED                   THROUGH
                                                 OCTOBER 31, 2001             OCTOBER 31, 2000           OCTOBER 31, 1999*
                                               --------------------         --------------------       ----------------------
Net asset value at beginning of period......   $  14.00    $  13.97         $  12.69    $  12.66       $  11.76      $  11.76
                                               ---------   --------         ---------   --------       ---------     --------
Net investment income.......................       0.16(c)     0.14(c)          0.15        0.10           0.09          0.06
Net realized and unrealized gain (loss) on
 investments................................      (1.15)      (1.16)            1.27        1.28           0.84          0.84
                                               ---------   --------         ---------   --------       ---------     --------
Total from investment operations............      (0.99)      (1.02)            1.42        1.38           0.93          0.90
                                               ---------   --------         ---------   --------       ---------     --------
Less dividends and distributions:
From net investment income..................      (0.15)      (0.12)           (0.11)      (0.07)         (0.00)(a)     (0.00)(a)
From net realized gain on investments.......      (0.31)      (0.31)              --          --             --            --
In excess of net realized gain on
 investments................................         --          --               --          --             --            --
                                               ---------   --------         ---------   --------       ---------     --------
Total dividends and distributions...........      (0.46)      (0.43)           (0.11)      (0.07)         (0.00)(a)     (0.00)(a)
                                               ---------   --------         ---------   --------       ---------     --------
Net asset value at end of period............   $  12.55    $  12.52         $  14.00    $  13.97       $  12.69      $  12.66
                                               =========   ========         =========   ========       =========     ========
Total investment return.....................      (7.29%)     (7.54%)          11.31%      11.00%          7.91%(b)      7.65%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income......................       1.28%       1.03%            1.12%       0.87%          0.84%+        0.59%+
 Net expenses...............................       0.94%       1.19%            0.94%       1.19%          0.96%+        1.21%+
 Expenses (before reimbursement)............       1.00%       1.25%            0.94%       1.19%          0.96%+        1.21%+
Portfolio turnover rate.....................         94%         94%              96%         96%            49%           49%
Net assets at end of period (in 000's)......   $140,919    $  5,219         $742,924    $  5,776       $741,300      $  7,418

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

    NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE
     CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
    --------   --------   --------   --------   --------   --------
                        YEAR ENDED DECEMBER 31
    ---------------------------------------------------------------
           1998                  1997                  1996
    -------------------   -------------------   -------------------
    $  16.36   $  16.35   $  15.87   $  15.85   $  14.43   $  14.43
    --------   --------   --------   --------   --------   --------
        0.18       0.14       0.23       0.16       0.25       0.23
       (1.58)     (1.57)      3.31       3.32       2.98       2.96
    --------   --------   --------   --------   --------   --------
       (1.40)     (1.43)      3.54       3.48       3.23       3.19
    --------   --------   --------   --------   --------   --------
       (0.18)     (0.14)     (0.23)     (0.16)     (0.25)     (0.23)
       (2.90)     (2.90)     (2.82)     (2.82)     (1.54)     (1.54)
       (0.12)     (0.12)        --         --         --         --
    --------   --------   --------   --------   --------   --------
       (3.20)     (3.16)     (3.05)     (2.98)     (1.79)     (1.77)
    --------   --------   --------   --------   --------   --------
    $  11.76   $  11.76   $  16.36   $  16.35   $  15.87   $  15.85
    ========   ========   ========   ========   ========   ========
       (8.10%)    (8.30%)    22.63%     22.28%     22.41%     22.10%
        1.04%      0.79%      1.30%      1.05%      1.70%      1.45%
        0.98%      1.23%      0.93%      1.18%      0.92%      1.17%
        0.98%      1.23%      0.93%      1.18%      0.92%      1.17%
          76%        76%        66%        66%        50%        50%
    $800,993   $  9,740   $984,220   $ 11,010   $821,725   $ 14,752

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE INDEXED EQUITY FUND
--------------------------------------------------------------------------------

During the 12-month period ended October 31, 2001, the stock market experienced something of a roller coaster ride, ending the period well below where it began. Technology stocks were among the hardest hit, with the Nasdaq Composite Index(1) returning a dismal -49.84% for the 12-month period.

Market challenges were not limited to the technology sector. As demand weakened, businesses curtailed their investment spending and industrial output began to contract. Layoffs became commonplace and consumer confidence began to fall. U.S. gross domestic product steadily declined throughout the year, and preliminary estimates show negative GDP in the third quarter of 2001.

To counter this economic weakness, the Federal Reserve took aggressive steps to ease monetary policy. Following the terrorist attacks on September 11, 2001, additional easing moves helped provide liquidity and soften the blow to the markets. From the beginning of 2001 through October 31, the Fed lowered the targeted federal funds rate nine times--for a total reduction of 4.00%.

The Bush administration has been working to provide additional economic incentives, with tax rebates and a proposed fiscal stimulus package. Under at least one definition, the economy has been in recession since March of 2001. The Bush administration is hoping to increase consumer confidence, stimulate spending, and begin a recovery as quickly as possible. With the nation at war and several industries still reeling from the September downturn, a rapid turnaround appears unlikely and estimates vary regarding when a rebound may be expected.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse Indexed Equity Fund No-Load Class shares returned -24.90% and Service Class shares returned -25.10%. Both share classes outperformed the -25.33% average Lipper(2) S&P 500 Index objective fund. No-Load Class shares outperformed and Service Class shares underperformed the -24.91% return of the S&P 500 Index(3) over the same period.

Since the Fund incurs real-world expenses that a hypothetical index does not, normally investors would expect the Fund to lag the Index modestly. The outperformance of No-Load Class shares resulted from positive timing of portfolio adjustments to conform to changes in the S&P 500 Index throughout the reporting period. The Fund seeks to closely track the Index, but does not try to outperform it.

SECTOR RESULTS

For the 12 months ended October 31, 2001, the best performing industries in the S&P 500 Index based on total returns alone were toys (+47.95%), gold (+43.35%), containers--paper (+42.34%), specialty printing (+41.27%), and engineering and construction (+38.80%). While these returns were impressive, industries with lower returns had a larger impact on the performance of the S&P 500 Index when both total returns and weightings were taken into account. The sector with the greatest positive contribution to performance taking total returns and weightings into account was retail stores--general merchandise (+10.98%), followed by tobacco (+28.39%), health care--diversified (+2.66%), foods (+8.63%), and hospital management (+20.36%). Of these sectors, health care--diversified had the highest Index weighting as of October 31, 2001, followed by retail stores--general merchandise, foods, tobacco, and hospital management.

Retail stores showed strong performance through much of the reporting period as
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds seek to match their indices, unlike other funds, which generally seek to beat an index or indices.
(1) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(3) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and have been licensed for use. S&P does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

consumers continued to spend, despite economic erosion. Many retail stores suffered, however, following the tragic events in September. Tobacco stocks advanced amid favorable legal developments. Health care and food stocks, traditionally considered defensive issues, came into favor as the market declined. The threat of bioterrorism also helped support health-related stocks during the reporting period.

The worst performing sectors, based on total returns alone were all technology-related. Communications--equipment manufacturers (-73.89%) led the pack, followed by computer systems (-54.10%), electronic instrumentation (-48.57%), electronic defense (-47.70%), and electronic semiconductors (-45.95%). When total returns and weightings were taken into account, the worst performers continued to be technology-related. Communications had the greatest negative impact on the Index, followed by computer systems, electronic semiconductors, computer software, and electrical equipment.

INDIVIDUAL COMPANY RESULTS

Based on total returns alone, the best performing individual company in the Index for the 12-month period ended October 31, 2001, was AutoZone (+117.3%). Next was Homestake Mining (+100.1%), followed by Deluxe (+94.0%), J.C. Penney (+93.1%), and H&R Block (+92.0%). Since other stocks had higher Index weightings, they had a greater positive impact on the overall performance of the Index, even though their total returns were lower. Johnson & Johnson (+27.27%) had the greatest positive impact on the Index, followed by Philip Morris (+28.00%), Wal-Mart Stores (+10.10%), Bank of America (+21.94%), and
International Business Machines (+9.65%).

The worst-performing companies in the S&P 500, based on total returns alone were Palm Inc. (-95.5%), Providian Financial (-92.4%), PMC-Sierra (-89.9%), JDS Uniphase (-89.8%), and Corning (-89.1%). Due to higher Index weightings, several other companies had a greater negative impact on the performance of the Index, even though their returns were not as low. Taking both total returns and weightings into account, the stock with the greatest negative impact was Cisco Systems, followed by General Electric, EMC, Sun Microsystems, and Intel.

INDEX CHANGES

From time to time, Standard & Poor's adjusts the makeup of the S&P 500 to better reflect the companies and industries that impact our economy. From November 1, 2000, through October 31, 2001, there were 44 additions to the S&P 500 Index and 44 companies were removed from it. Some of these changes reflected mergers and acquisitions or other company actions. Other changes sought to realign the Index with new fundamental forces driving our economy.

Some of the well-known names that were added to the Index during the reporting period included Kinder Morgan, MetLife, John Hancock Financial Services, QLogic, Noble Drilling, Pepsi Bottling Group, and AT&T Wireless Services. Among the familiar names that were deleted from the Index during this period were Bethlehem Steel, Nabisco Group Holdings, Tosco, Adaptec, and Union Carbide.

LOOKING AHEAD

The market uncertainty that prevailed at the end of October could lead the Federal Reserve to make further easing moves. While consumer confidence may be at a low ebb, experience shows that it is often darkest before the dawn. Many forecasts suggest that the economy may begin to pick up in the second half of 2002. As index investors however, we are less concerned with predictions than with the actual performance of the S&P 500.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total-return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX

                              NO-LOAD CLASS SHARES
[CLASS SHARES NO-LOAD LINE GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/91                                                         $         10000                   $          10000
92                                                                         11451                              10996
93                                                                         12528                              12638
94                                                                         12641                              13127
95                                                                         17304                              16598
96                                                                         21208                              20596
97                                                                         28182                              27210
98                                                                         36248                              33193
99                                                                         43799                              41714
00                                                                         39807                              44253
10/31/01                                                                   32255                              33230

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX

                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/91                                                        $          10000                   $          10000
92                                                                         11451                              10996
93                                                                         12528                              12638
94                                                                         12641                              13127
95                                                                         17280                              16598
96                                                                         21118                              20596
97                                                                         28004                              27210
98                                                                         35912                              33193
99                                                                         43302                              41714
00                                                                         39259                              44253
10/31/01                                                                   31734                              33230

-- ECLIPSE INDEXED EQUITY FUND --S&P  500 INDEX
Source Lipper Inc., 10/31/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/91.

                                                                       AVERAGE ANNUAL TOTAL RETURNS*
PERFORMANCE                                                                AS OF OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------
                                                                     ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund No-Load Class                             -24.90%      9.90%       12.42%
Eclipse Indexed Equity Fund Service Class(+)                          -25.10       9.62        12.24
Average Lipper S&P 500 index objective
 fund(++)                                                             -25.33       9.52        12.34
S&P 500 Index(sec.)                                                   -24.91      10.04        12.76

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                                               TEN
                                                                                              MONTHS       YEAR        YEAR
                                                 YEAR ENDED                                   ENDED        ENDED       ENDED
                                                DECEMBER 31                                 OCTOBER 31   OCTOBER 31  OCTOBER 31
                   1991     1992     1993     1994      1995     1996      1997      1998      1999        2000         2001
                   ----     ----     ----     ----      ----     ----      ----      ----      ----        ----         ----
TOTAL RETURN       29.8%    7.19%    9.41%    0.90%     36.88%   22.57%    32.88%    28.62%    11.80%      5.98%        -24.90%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INDEXED EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

COMMON STOCKS (90.8%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE/DEFENSE (1.0%)
Boeing Co. (The)................      57,836   $  1,885,454
General Dynamics Corp. .........      13,359      1,090,095
Goodrich Corp. .................       6,797        145,116
Lockheed Martin Corp. ..........      28,544      1,392,091
Northrop Grumman Corp. .........       5,617        561,419
Rockwell Collins, Inc. .........      12,440        167,940
Rockwell International Corp. ...      12,440        171,423
United Technologies Corp. ......      31,233      1,683,146
                                               ------------
                                                  7,096,684
                                               ------------
AIRLINES (0.2%)
AMR Corp. (a)...................      10,032        182,583
Delta Air Lines, Inc. ..........       8,283        189,349
Southwest Airlines Co. .........      49,802        791,852
US Airways Group, Inc. (a)......       4,441         20,473
                                               ------------
                                                  1,184,257
                                               ------------
ALUMINUM (0.4%)
Alcan Inc. .....................      21,041        642,803
Alcoa Inc. .....................      57,239      1,847,102
                                               ------------
                                                  2,489,905
                                               ------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. .......       5,001         66,063
Delphi Automotive Systems
 Corp. .........................      37,058        430,243
Genuine Parts Co. ..............      11,396        370,370
Goodyear Tire & Rubber Co.
 (The)..........................      10,577        197,050
Visteon Corp. ..................       8,844        105,244
                                               ------------
                                                  1,168,970
                                               ------------
AUTOMOBILES (0.5%)
Ford Motor Co. .................     121,245      1,945,982
General Motors Corp. ...........      36,310      1,500,329
                                               ------------
                                                  3,446,311
                                               ------------
BANKS--MAJOR REGIONAL (3.7%)
AmSouth Bancorp.................      24,575        424,902
Bank of New York Co., Inc.
 (The)..........................      48,609      1,653,192
Bank One Corp. .................      77,217      2,562,832
BB&T Corp. .....................      29,012        931,285
Comerica, Inc. .................      11,780        542,940
FifthThird Bancorp..............      38,161      2,153,044
FleetBoston Financial Corp. ....      71,732      2,357,113
Huntington Bancshares, Inc. ....      16,517        254,857
KeyCorp.........................      28,336        602,423
Mellon Financial Corp. .........      31,603      1,061,861
National City Corp. ............      39,827      1,051,433
Northern Trust Corp. ...........      14,781        746,293
PNC Financial Services Group,
 Inc. (The).....................      19,204      1,054,300
Regions Financial Corp. ........      15,013        404,000
SouthTrust Corp. ...............      22,821        517,124
State Street Corp. .............      21,505        979,338
SunTrust Banks, Inc. ...........      19,291      1,154,759
Synovus Financial Corp. ........      19,209        442,191
Union Planters Corp. ...........       9,161        371,020

                                      SHARES        VALUE
                                  ---------------------------
BANKS--MAJOR REGIONAL (CONTINUED)
U.S. Bancorp....................     126,228   $  2,244,334
Wells Fargo Co. ................     113,710      4,491,545
Zions Bancorp...................       6,112        292,887
                                               ------------
                                                 26,293,673
                                               ------------
BANKS--MONEY CENTER (1.9%)
Bank of America Corp. ..........     106,149      6,261,729
JP Morgan Chase & Co. ..........     131,521      4,650,583
Wachovia Corp. .................      92,752      2,652,707
                                               ------------
                                                 13,565,019
                                               ------------
BANKS--SAVINGS & LOANS (0.4%)
Charter One Financial, Inc. ....      14,382        391,909
Golden West Financial Corp. ....      10,693        519,680
Washington Mutual, Inc. ........      58,042      1,752,288
                                               ------------
                                                  2,663,877
                                               ------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Companies,
 Inc. ..........................      59,337      2,471,979
Brown-Forman Corp. Class B......       4,545        270,155
Coors (Adolph) Co. Class B......       2,474        123,082
                                               ------------
                                                  2,865,216
                                               ------------
BEVERAGES--SOFT DRINKS (2.1%)
Coca-Cola Co. (The) (c).........     164,784      7,889,858
Coca-Cola Enterprises Inc. .....      29,521        541,710
Pepsi Bottling Group, Inc.
 (The)..........................       9,381        436,029
PepsiCo, Inc. ..................     117,126      5,705,208
                                               ------------
                                                 14,572,805
                                               ------------
BROADCAST/MEDIA (0.6%)
Clear Channel Communications,
 Inc. (a).......................      38,894      1,482,639
Comcast Corp. Special Class A
 (a)............................      62,636      2,244,874
Univision Communications Inc.
 Class A (a)....................      13,894        347,350
                                               ------------
                                                  4,074,863
                                               ------------
BUILDING MATERIALS (0.2%)
Masco Corp. ....................      30,475        604,319
Sherwin-Williams Co. (The)......      10,397        253,271
Vulcan Materials Co. ...........       6,808        283,009
                                               ------------
                                                  1,140,599
                                               ------------
CHEMICALS (0.9%)
Air Products & Chemicals,
 Inc. ..........................      15,143        606,326
Dow Chemical Co. (The)..........      59,488      1,977,976
E.I. du Pont de Nemours &
 Co. ...........................      69,105      2,763,509
Eastman Chemical Co. ...........       5,188        178,000
Hercules, Inc. (a)..............       6,768         51,166
Praxair, Inc. ..................      10,688        504,260
Rohm & Haas Co. ................      14,629        475,003
                                               ------------
                                                  6,556,240
                                               ------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ...........       7,614        352,528
Englehard Corp. ................       8,487        222,190
FMC Corp. (a)...................       2,026         96,154
Jabil Circuit Inc. (a)..........      12,690        269,028
PPG Industries, Inc. ...........      11,242        548,947
                                               ------------
                                                  1,488,847
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                  --------------------------
CHEMICALS--SPECIALTY (0.0%) (b)
Great Lakes Chemical Corp. .....       3,681   $     78,074
Sigma-Aldrich Corp. ............       5,146        193,078
                                               ------------
                                                    271,152
                                               ------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (2.4%)
ADC Telecommunications, Inc.
 (a)............................      51,615        234,848
Andrew Corp. (a)................       5,538        100,625
Avaya Inc. (a)..................      18,623        166,303
CIENA Corp. (a).................      21,648        351,997
Cisco Systems, Inc. (a).........     484,834      8,203,391
Comverse Technology, Inc. (a)...      12,329        231,909
Corning, Inc. (a)...............      61,136        492,756
JDS Uniphase Corp. (a)..........      85,961        686,828
Lucent Technologies Inc. (a)....     225,153      1,508,525
Network Appliance, Inc. (a).....      21,019        279,553
Nortel Networks Corp. (a).......     210,460      1,222,773
QUALCOMM, Inc. (a)..............      50,117      2,458,239
Scientific-Atlanta, Inc. .......      10,687        223,038
Tellabs, Inc. (a)...............      27,343        373,232
                                               ------------
                                                 16,534,017
                                               ------------
COMPUTER SOFTWARE & SERVICES (5.7%)
Adobe Systems Inc. .............      16,022        422,981
Autodesk, Inc. .................       3,585        119,094
Automatic Data Processing,
 Inc. ..........................      41,304      2,133,765
BMC Software, Inc. (a)..........      16,029        241,557
Citrix Systems, Inc. (a)........      11,872        277,805
Computer Associates
 International, Inc. ...........      38,137      1,179,196
Computer Sciences Corp. (a).....      11,201        402,228
Compuware Corp. (a).............      24,386        250,688
Concord EFS, Inc. (a)...........      31,798        870,311
Electronic Data Systems
 Corp. .........................      31,012      1,996,242
Equifax Inc. ...................       9,524        212,957
First Data Corp. ...............      25,911      1,750,806
Fiserv, Inc. (a)................      12,357        459,557
Intuit Inc. (a).................      13,502        543,050
Mercury Interactive Corp. (a)...       5,300        126,246
Microsoft Corp. (a)(c)..........     356,615     20,737,162
Novell, Inc. (a)................      22,187         78,542
Oracle Corp. (a)................     371,887      5,042,788
Parametric Technology Corp.
 (a)............................      18,754        131,466
Paychex, Inc. ..................      24,892        798,038
PeopleSoft, Inc. (a)............      19,403        577,627
Sabre Holdings Corp. (a)........       8,746        230,020
Sapient Corp. (a)...............       7,863         33,889
Siebel Systems, Inc. (a)........      29,987        489,688
VERITAS Software Corp. (a)......      26,332        747,302
Yahoo! Inc. (a).................      36,749        399,829
                                               ------------
                                                 40,252,834
                                               ------------
COMPUTER SYSTEMS (3.6%)
Apple Computer, Inc. (a)........      23,084        405,355
Compaq Computer Corp. ..........     111,721        977,559
Dell Computer Corp. (a).........     172,329      4,132,449
EMC Corp. (a)...................     146,213      1,801,344
Gateway Inc. (a)................      21,497        121,458
Hewlett-Packard Co. ............     128,748      2,166,829

                                      SHARES         VALUE
                                  ---------------------------
COMPUTER SYSTEMS (CONTINUED)
International Business Machines
 Corp. .........................     115,156   $ 12,444,909
Lexmark International, Inc.
 (a)............................       8,521        381,315
NCR Corp. (a)...................       6,430        227,943
Palm, Inc. (a)..................      37,617         92,538
Sun Microsystems, Inc. (a)......     215,421      2,186,523
Unisys Corp. (a)................      20,687        184,735
                                               ------------
                                                 25,122,957
                                               ------------
CONGLOMERATES (0.0%) (b)
Textron, Inc. ..................       9,307        294,567
                                               ------------
CONTAINERS--METAL & GLASS (0.0%) (b)
Ball Corp. .....................       2,022        124,434
                                               ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ................       3,620        156,637
Pactiv Corp. (a)................      11,484        186,041
Temple-Inland, Inc. ............       3,238        161,868
                                               ------------
                                                    504,546
                                               ------------
COSMETICS/PERSONAL CARE (0.5%)
Alberto-Culver Co. Class B......       3,756        158,691
Avon Products, Inc. ............      15,933        746,142
Gillette Co. (The)..............      69,904      2,173,315
International Flavors &
 Fragrances Inc. ...............       6,301        179,642
                                               ------------
                                                  3,257,790
                                               ------------
ELECTRIC POWER COMPANIES (2.2%)
Allegheny Energy, Inc. .........       8,096        295,909
Ameren Corp. ...................       9,207        369,201
American Electric Power Co.,
 Inc. ..........................      21,557        903,238
Cinergy Corp. ..................      10,741        324,163
CMS Energy Corp. ...............       8,706        187,266
Consolidated Edison, Inc. ......      14,189        560,324
Constellation Energy Group,
 Inc. ..........................      10,773        240,992
Dominion Resources, Inc. .......      16,369      1,000,473
DTE Energy Co. .................      10,888        453,921
Duke Energy Corp. ..............      51,160      1,965,056
Edison International Inc. (a)...      22,308        316,997
Entergy Corp. ..................      14,623        568,103
Exelon Corp. ...................      21,154        889,949
FirstEnergy Corp. ..............      14,867        512,317
FPL Group, Inc. ................      11,675        619,943
GPU, Inc. (a)...................       8,198        325,051
Mirant Corp. (a)................      22,464        584,064
Niagara Mohawk Holdings, Inc.
 (a)............................      10,575        189,504
PG&E Corp. (a)..................      26,063        470,698
Pinnacle West Capital Corp. ....       5,808        244,807
PPL Corp. ......................       9,667        330,128
Progress Energy Inc. ...........      14,388        606,742
Public Service Enterprise Group,
 Inc. ..........................      13,786        542,617
Reliant Energy, Inc. ...........      19,494        544,857
Southern Co. (The)..............      44,917      1,073,516

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ---------------------------
ELECTRIC POWER COMPANIES (CONTINUED)
TXU Corp. ......................      17,198   $    788,356
Xcel Energy Inc. ...............      22,694        641,786
                                               ------------
                                                 15,549,978
                                               ------------
ELECTRICAL EQUIPMENT (3.9%)
American Power Conversion Corp.
 (a)............................      12,972        166,950
Cooper Industries, Inc. ........       6,317        244,468
Emerson Electric Co. ...........      28,375      1,390,942
General Electric Co. (c)........     658,184     23,964,479
Grainger (W.W.), Inc............       6,265        271,275
Molex, Inc. ....................      13,082        378,462
Power-One, Inc. (a).............       4,902         38,775
Sanmina Corp. (a)...............      21,180        320,665
Solectron Corp. (a).............      42,569        523,599
Symbol Technologies, Inc. ......      14,513        186,492
Thomas & Betts Corp. (a)........       3,907         70,951
                                               ------------
                                                 27,557,058
                                               ------------
ELECTRONICS--DEFENSE (0.1%)
Raytheon Co. ...................      25,475        821,569
                                               ------------
ELECTRONICS--INSTRUMENTATION (0.1%)
Agilent Technologies, Inc.
 (a)............................      30,307        674,937
PerkinElmer, Inc. ..............       6,550        176,260
Tektronix, Inc. (a).............       6,458        127,223
                                               ------------
                                                    978,420
                                               ------------
ELECTRONICS--SEMICONDUCTORS (3.8%)
Advanced Micro Devices, Inc.
 (a)............................      22,780        224,155
Altera Corp. (a)................      25,585        516,817
Analog Devices, Inc. (a)........      23,696        900,448
Applied Materials, Inc. (a).....      53,900      1,838,529
Applied Micro Circuits Corp.
 (a)............................      19,646        216,695
Broadcom Corp. Class A (a)......      17,199        591,818
Conexant Systems, Inc. (a)......      16,203        164,460
Intel Corp. ....................     445,592     10,881,357
KLA-Tencor Corp. (a)............      12,508        511,077
Linear Technology Corp. ........      20,807        807,312
LSI Logic Corp. (a).............      23,919        405,427
Maxim Integrated Products, Inc.
 (a)............................      21,710        993,233
Micron Technology, Inc. (a).....      39,220        892,647
Motorola, Inc. .................     145,496      2,381,770
National Semiconductor Corp.
 (a)............................      11,398        296,120
Novellus Systems, Inc. (a)......       9,345        308,665
PMC-Sierra, Inc. (a)............      10,921        177,248
QLogic Corp. (a)................       6,076        239,091
Teradyne, Inc. (a)..............      11,687        269,385
Texas Instruments, Inc. ........     114,989      3,218,542
Vitesse Semiconductor Corp.
 (a)............................      11,926        112,581
Xilinx, Inc. (a)................      22,022        669,909
                                               ------------
                                                 26,617,286
                                               ------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. (a).................       5,175        192,614
                                               ------------

                                    SHARES          VALUE
                                  ---------------------------
ENTERTAINMENT (2.3%)
AOL Time Warner, Inc. (a).......     293,522   $  9,160,821
Viacom, Inc. Class B (a)........     117,919      4,305,223
Walt Disney Co. (The)...........     138,430      2,573,414
                                               ------------
                                                 16,039,458
                                               ------------
FINANCIAL--MISCELLANEOUS (5.3%)
AFLAC Inc. .....................      34,821        851,722
Ambac Financial Group, Inc. ....       7,009        336,432
American Express Co. ...........      87,490      2,574,831
Citigroup Inc. .................     333,217     15,168,038
Fannie Mae......................      66,262      5,364,571
Franklin Resources, Inc. .......      17,544        563,162
Freddie Mac.....................      45,855      3,109,885
John Hancock Financial Services,
 Inc. ..........................      20,404        695,368
MBIA Inc. ......................      10,025        461,752
MBNA Corp. .....................      56,415      1,557,618
MetLife, Inc. (a)...............      49,621      1,334,805
Moody's Corp. ..................      10,446        362,685
Morgan Stanley Dean Witter &
 Co. ...........................      73,720      3,606,383
Stilwell Financial, Inc. .......      14,932        300,283
T.Rowe Price Group, Inc. .......       8,074        224,134
USA Education Inc. .............      10,905        889,412
                                               ------------
                                                 37,401,081
                                               ------------
FOOD (1.3%)
Campbell Soup Co. ..............      26,976        761,802
ConAgra Foods, Inc. ............      35,684        817,164
General Mills, Inc. ............      18,838        865,041
Heinz (H.J.) Co. ...............      23,093        980,067
Hershey Foods Corp. ............       8,993        573,124
Kellogg Co. ....................      26,881        819,870
Ralston Purina Co. .............      20,754        680,524
Sara Lee Corp. .................      52,117      1,161,688
Unilever N.V. (d)...............      37,841      1,966,975
Wm. Wrigley Jr. Co. ............      14,987        750,099
                                               ------------
                                                  9,376,354
                                               ------------
FOOD & HEALTH CARE DISTRIBUTORS (0.6%)
AmerisourceBergen Corp. (a).....       6,801        432,271
Cardinal Health, Inc. ..........      29,507      1,980,215
McKesson Corp. .................      19,020        703,550
SUPERVALU, Inc. ................       8,779        187,344
SYSCO Corp. ....................      44,639      1,076,246
                                               ------------
                                                  4,379,626
                                               ------------
GOLD & PRECIOUS METALS MINING (0.2%)
Barrick Gold Corp. .............      26,554        413,977
Homestake Mining Co. ...........      17,706        145,189
Newmont Mining Corp. ...........      12,790        296,728
Placer Dome, Inc. ..............      22,256        253,941
                                               ------------
                                                  1,109,835
                                               ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)......       5,292        175,112
Snap-on Inc. ...................       3,995        106,906
Stanley Works (The).............       5,953        228,119
                                               ------------
                                                    510,137
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                  ---------------------------
HEALTH CARE--DIVERSIFIED (4.2%)
Abbott Laboratories.............     102,609   $  5,436,225
Allergan, Inc. .................       8,702        624,717
American Home Products Corp. ...      87,081      4,861,732
Bristol-Myers Squibb Co. .......     128,721      6,880,137
Johnson & Johnson...............     200,617     11,617,731
                                               ------------
                                                 29,420,542
                                               ------------
HEALTH CARE--DRUGS (5.9%)
Forest Laboratories, Inc. (a)...      11,662        867,420
King Pharmaceuticals, Inc.
 (a)............................      14,796        576,896
Lilly (Eli) & Co. ..............      74,484      5,698,026
Merck & Co., Inc. ..............     151,975      9,697,525
Pfizer, Inc. ...................     418,315     17,527,398
Pharmacia Corp. ................      86,191      3,492,459
Schering-Plough Corp. ..........      96,888      3,602,296
Watson Pharmaceuticals, Inc.
 (a)............................       6,841        326,179
                                               ------------
                                                 41,788,199
                                               ------------
HEALTH CARE--HMOs (0.3%)
Aetna Inc. .....................       9,507        262,773
Humana, Inc. (a)................      11,338        130,954
UnitedHealth Group Inc. (a).....      20,999      1,380,684
Wellpoint Health Networks Inc.
 (a)............................       4,174        465,777
                                               ------------
                                                  2,240,188
                                               ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.4%)
HCA Inc. .......................      35,524      1,408,882
Tenet Healthcare Corp. (a)......      21,487      1,235,932
                                               ------------
                                                  2,644,814
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS (1.4%)
Applera Corp.--Applied
 Biosystems Group...............      13,987        408,141
Bard (C.R.), Inc. ..............       3,393        186,276
Bausch & Lomb Inc. .............       3,561        115,946
Baxter International Inc. ......      39,205      1,896,346
Becton, Dickinson & Co. ........      17,151        614,006
Biomet, Inc. (a)................      17,779        542,259
Boston Scientific Corp. (a).....      26,606        605,020
Guidant Corp. (a)...............      20,536        852,449
Medtronic, Inc. ................      80,113      3,228,554
St. Jude Medical, Inc. (a)......       5,670        402,570
Stryker Corp. ..................      12,974        729,658
Zimmer Holdings, Inc. (a).......      12,871        397,843
                                               ------------
                                                  9,979,068
                                               ------------
HEALTH CARE--MISCELLANEOUS (1.0%)
Amgen Inc. (a)..................      69,130      3,927,967
Biogen, Inc. (a)................       9,830        540,650
Chiron Corp. (a)................      12,566        676,302
HEALTHSOUTH Corp. (a)...........      26,109        339,939
Immunex Corp. (a)...............      35,405        845,826
Manor Care, Inc. (a)............       6,906        161,324
MedImmune, Inc. (a).............      14,089        552,852
Quintiles Transnational
 Corp. (a)......................       7,819        124,009
                                               ------------
                                                  7,168,869
                                               ------------

                                      SHARES          VALUE
                                  --------------------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Inc. ...................       2,876   $     90,047
Dana Corp. .....................      10,257        110,263
Eaton Corp. ....................       4,656        304,689
Navistar International Corp.
 (a)............................       4,205        126,150
PACCAR Inc. ....................       5,178        273,502
                                               ------------
                                                    904,651
                                               ------------
HOMEBUILDING (0.1%)
Centex Corp. ...................       4,021        153,843
KB Home.........................       2,761         81,588
Pulte Homes, Inc. ..............       3,912        127,140
                                               ------------
                                                    362,571
                                               ------------
HOTEL/MOTEL (0.3%)
Carnival Corp. .................      38,885        846,915
Harrah's Entertainment, Inc.
 (a)............................       7,820        227,797
Hilton Hotels Corp. ............      24,695        211,393
Marriott International, Inc.
 Class A........................      16,071        503,504
Starwood Hotels & Resorts
 Worldwide, Inc. ...............      12,916        284,669
                                               ------------
                                                  2,074,278
                                               ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ..........      13,283        287,843
Maytag Corp. ...................       5,280        147,206
Whirlpool Corp. ................       4,418        260,750
                                               ------------
                                                    695,799
                                               ------------
HOUSEHOLD PRODUCTS (1.6%)
Clorox Co. (The)................      15,901        567,666
Colgate-Palmolive Co. ..........      37,187      2,138,996
Kimberly-Clark Corp. ...........      35,310      1,960,058
Procter & Gamble Co. (The)......      85,767      6,327,889
                                               ------------
                                                 10,994,609
                                               ------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ...........      10,146        373,880
Newell Rubbermaid, Inc. ........      17,893        494,563
Tupperware Corp. ...............       3,955         80,642
                                               ------------
                                                    949,085
                                               ------------
INSURANCE BROKERS (0.3%)
Aon Corp. ......................      17,295        657,902
Marsh & McLennan Cos., Inc. ....      18,258      1,766,461
                                               ------------
                                                  2,424,363
                                               ------------
INSURANCE--LIFE & HEALTH (0.2%)
Conseco, Inc. (a)...............      22,034         65,882
Jefferson-Pilot Corp. ..........      10,313        426,442
Lincoln National Corp. .........      12,438        526,749
Torchmark Corp. ................       8,272        306,312
UNUMProvident Corp. ............      16,197        363,299
                                               ------------
                                                  1,688,684
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                  --------------------------
INSURANCE--MULTI-LINE (2.2%)
American International Group,
 Inc. ..........................     173,613   $ 13,645,982
CIGNA Corp. ....................       9,910        722,439
Hartford Financial Services
 Group, Inc. (The)..............      15,586        841,644
                                               ------------
                                                 15,210,065
                                               ------------
INSURANCE--PROPERTY & CASUALTY (0.9%)
Allstate Corp. (The)............      47,899      1,503,071
Chubb Corp. (The)...............      11,652        795,832
Cincinnati Financial Corp. .....      10,888        405,034
Loews Corp. ....................      13,326        676,961
MGIC Investment Corp. ..........       7,168        370,872
Progressive Corp. (The).........       4,910        681,066
SAFECO Corp. ...................       8,655        266,920
St. Paul Cos., Inc. (The).......      14,229        653,111
XL Capital Ltd. Class A.........       8,334        723,891
                                               ------------
                                                  6,076,758
                                               ------------
INVESTMENT BANK/BROKERAGE (0.7%)
Bear Stearns Cos., Inc. (The)...       7,092        382,968
Charles Schwab Corp. (The)......      91,833      1,182,809
Lehman Brothers Holdings
 Inc. ..........................      16,272      1,016,349
Merrill Lynch & Co., Inc. ......      55,628      2,431,500
                                               ------------
                                                  5,013,626
                                               ------------
LEISURE TIME (0.1%)
Brunswick Corp. ................       5,964        106,696
Harley-Davidson, Inc. ..........      20,182        913,437
                                               ------------
                                                  1,020,133
                                               ------------
MACHINERY--DIVERSIFIED (0.3%)
Caterpillar Inc. ...............      22,864      1,022,478
Deere & Co. ....................      15,635        578,339
Ingersoll-Rand Co. .............      10,775        401,908
Thermo Electron Corp. (a).......      11,996        253,595
                                               ------------
                                                  2,256,320
                                               ------------
MANUFACTURING--DIVERSIFIED (1.7%)
Crane Co. ......................       4,117         84,316
Danaher Corp. ..................       9,587        534,379
Dover Corp. ....................      13,753        453,161
Honeywell International,
 Inc. ..........................      53,618      1,584,412
Illinois Tool Works, Inc. ......      20,114      1,150,521
ITT Industries, Inc. ...........       6,022        289,598
Johnson Controls, Inc. .........       5,819        420,830
Millipore Corp. ................       2,963        154,965
Pall Corp. .....................       8,380        170,114
Parker-Hannifin Corp. ..........       7,786        279,518
Sealed Air Corp. (a)............       5,752        230,310
Tyco International Ltd. ........     128,284      6,303,876
                                               ------------
                                                 11,656,000
                                               ------------
METALS--MINING (0.1%)
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)...............      10,906        121,056
Inco Ltd. (a)...................      12,292        167,663
Phelps Dodge Corp. (a)..........       5,245        152,105
                                               ------------
                                                    440,824
                                               ------------

                                      SHARES        VALUE
                                  --------------------------
MISCELLANEOUS (0.8%)
AES Corp. (The) (a).............      35,123   $    486,454
American Greetings Corp. Class
 A..............................       4,395         61,618
Archer-Daniels-Midland Co. .....      43,965        612,432
Calpine Corp. (a)...............      19,780        489,555
Cintas Corp. ...................      11,153        450,804
International Game Technology
 (a)............................       4,885        249,379
Minnesota Mining & Manufacturing
 Co. ...........................      26,246      2,739,557
TECO Energy Inc. ...............       9,000        231,750
TRW, Inc. ......................       8,183        276,504
                                               ------------
                                                  5,598,053
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.8%)
Dynegy Inc. Class A.............      21,503        771,958
El Paso Corp. ..................      33,711      1,653,862
Enron Corp. ....................      49,434        687,133
KeySpan Corp. ..................       8,997        298,520
Kinder Morgan, Inc. ............       7,612        377,783
NICOR, Inc. ....................       3,143        122,231
NiSource Inc. ..................      13,666        324,566
Peoples Energy Corp. ...........       2,402         91,973
Sempra Energy...................      13,808        323,107
Williams Cos., Inc. (The).......      34,006        981,753
                                               ------------
                                                  5,632,886
                                               ------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Pitney Bowes Inc. ..............      16,395        601,041
Xerox Corp. (a).................      46,024        322,168
                                               ------------
                                                    923,209
                                               ------------
OIL & GAS DRILLING (0.0%) (b)
Rowan Cos., Inc. (a)............       6,268        105,867
                                               ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.4%)
Anadarko Petroleum Corp. .......      16,525        942,751
Apache Corp. ...................       8,201        423,172
Burlington Resources Inc. ......      14,049        523,325
Devon Energy Corp. .............       8,492        325,244
EOG Resources, Inc. ............       7,780        275,178
Unocal Corp. ...................      16,459        529,980
                                               ------------
                                                  3,019,650
                                               ------------
OIL & WELL--EQUIPMENT & SERVICES (0.7%)
Baker Hughes Inc. ..............      22,133        793,025
Halliburton Co. ................      28,342        699,764
McDermott International,
 Inc. ..........................       3,957         41,944
Nabors Industries, Inc. (a).....       9,746        299,592
Noble Drilling Corp. (a)........       8,799        268,810
Schlumberger Ltd. ..............      37,942      1,837,152
Transocean Sedco Forex Inc. ....      20,919        630,708
                                               ------------
                                                  4,570,995
                                               ------------
OIL--INTEGRATED DOMESTIC (0.7%)
Amerada Hess Corp. .............       5,878        345,333
Ashland Inc. ...................       4,798        193,167
Conoco Inc. ....................      41,438      1,064,957
Kerr-McGee Corp. ...............       6,637        382,291
Occidental Petroleum Corp. .....      24,560        621,859
Phillips Petroleum Co. .........      25,119      1,366,725

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                  --------------------------
OIL--INTEGRATED DOMESTIC (CONTINUED)
Sunoco, Inc. ...................       5,521   $    206,651
USX-Marathon Group..............      20,410        563,112
                                               ------------
                                                  4,744,095
                                               ------------
OIL--INTEGRATED INTERNATIONAL (4.5%)
ChevronTexaco Corp. ............      70,593      6,251,010
Exxon Mobil Corp. ..............     457,142     18,034,252
Royal Dutch Petroleum Co. ADR
 (d)............................     142,100      7,177,471
                                               ------------
                                                 31,462,733
                                               ------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. ............       3,849        109,927
Georgia-Pacific Group...........      15,076        418,510
International Paper Co. ........      31,831      1,139,550
Louisiana-Pacific Corp. (a).....       7,023         50,566
Mead Corp. (The)................       6,918        185,679
Westvaco Corp. .................       6,825        167,554
Weyerhaeuser Co. ...............      14,297        713,563
Willamette Industries, Inc. ....       7,288        341,443
                                               ------------
                                                  3,126,792
                                               ------------
PERSONAL LOANS (0.4%)
Capital One Financial Corp. ....      13,820        570,904
Countrywide Credit Industries,
 Inc. ..........................       7,579        302,630
Household International,
 Inc. ..........................      30,668      1,603,936
Providian Financial Corp. ......      19,097         74,287
                                               ------------
                                                  2,551,757
                                               ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ..............      19,207        491,123
                                               ------------
POLLUTION CONTROL (0.2%)
Allied Waste Industries, Inc.
 (a)............................      12,680        125,786
Waste Management, Inc. .........      41,370      1,013,565
                                               ------------
                                                  1,139,351
                                               ------------
PUBLISHING (0.1%)
McGraw-Hill Cos. Inc. (The).....      13,052        686,274
Meredith Corp. .................       3,432        113,256
                                               ------------
                                                    799,530
                                               ------------
PUBLISHING--NEWSPAPER (0.4%)
Dow Jones & Co., Inc. ..........       6,024        271,080
Gannett Co., Inc. ..............      17,554      1,109,413
Knight-Ridder, Inc. ............       4,884        274,725
New York Times Co. (The) Class
 A..............................      10,548        435,105
Tribune Co. ....................      20,128        607,865
                                               ------------
                                                  2,698,188
                                               ------------
RAILROADS (0.4%)
Burlington Northern Santa Fe
 Corp. .........................      26,271        705,902
CSX Corp. ......................      14,038        473,081
Norfolk Southern Corp. .........      25,922        434,193
Union Pacific Corp. ............      16,626        864,718
                                               ------------
                                                  2,477,894
                                               ------------

                                      SHARES          VALUE
                                  ---------------------------
REAL ESTATE INVESTMENT/ MANAGEMENT (0.1%)
Equity Office Properties
 Trust..........................      26,800   $    763,800
                                               ------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. .......       7,782        249,180
McDonald's Corp. ...............      85,574      2,230,914
Starbucks Corp. (a).............      24,806        424,679
Tricon Global Restaurants, Inc.
 (a)............................       9,792        495,377
Wendy's International, Inc. ....       7,685        202,115
                                               ------------
                                                  3,602,265
                                               ------------
RETAIL STORES--APPAREL (0.2%)
Gap, Inc. (The).................      56,788        742,219
Limited, Inc. (The).............      28,308        315,634
TJX Cos., Inc. (The)............      18,705        632,229
                                               ------------
                                                  1,690,082
                                               ------------
RETAIL STORES--DEPARTMENT (0.4%)
Dillard's, Inc. Class A.........       6,377         82,582
Federated Department Stores,
 Inc. (a).......................      13,424        429,434
Kohl's Corp. (a)................      22,065      1,227,035
May Department Stores Co.
 (The)..........................      19,936        626,987
Nordstrom, Inc. ................       9,128        128,705
Penney (J.C.) Co., Inc. ........      17,656        383,488
                                               ------------
                                                  2,878,231
                                               ------------
RETAIL STORES--DRUGS (0.3%)
Walgreen Co. ...................      67,410      2,182,736
                                               ------------
RETAIL STORES--FOOD (0.5%)
Albertson's, Inc. ..............      26,822        855,890
Kroger Co. (The) (a)............      53,586      1,310,713
Safeway, Inc. (a)...............      33,274      1,385,862
Winn-Dixie Stores, Inc. ........       9,827        108,687
                                               ------------
                                                  3,661,152
                                               ------------
RETAIL STORES--GENERAL MERCHANDISE (2.6%)
Kmart Corp. (a).................      32,517        199,329
Sears, Roebuck & Co. ...........      21,777        844,294
Target Corp. ...................      59,605      1,856,696
Wal-Mart Stores, Inc. ..........     296,190     15,224,166
                                               ------------
                                                 18,124,485
                                               ------------
RETAIL STORES--SPECIALTY (1.9%)
AutoZone, Inc. (a)..............       7,449        435,990
Bed Bath & Beyond Inc. (a)......      18,785        470,752
Best Buy Co., Inc. (a)..........      13,903        763,275
Big Lots Inc. (a)...............       7,439         54,305
Circuit City Stores, Inc. ......      13,641        187,154
Costco Wholesale Corp. (a)......      29,743      1,125,178
CVS Corp. ......................      26,183        625,774
Dollar General Corp. ...........      22,265        318,167
Family Dollar Stores, Inc. .....      11,400        329,004
Home Depot, Inc. (The)..........     154,610      5,910,740
Lowe's Cos., Inc. ..............      50,887      1,735,247
Office Depot, Inc. (a)..........      19,714        268,110
RadioShack Corp. ...............      12,505        312,500
Staples, Inc. (a)...............      30,407        443,334

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                  ---------------------------
RETAIL STORES--SPECIALTY (CONTINUED)
Tiffany & Co. ..................       9,849   $    230,368
Toys "R" Us, Inc. (a)...........      13,014        247,266
                                               ------------
                                                 13,457,164
                                               ------------
SHOES (0.1%)
NIKE, Inc. Class B..............      18,060        891,442
Reebok International Ltd. (a)...       3,832         79,552
                                               ------------
                                                    970,994
                                               ------------
SPECIALIZED SERVICES (0.6%)
Block (H&R), Inc. ..............      12,134        413,527
Cendant Corp. (a)...............      64,095        830,671
Convergys Corp. (a).............      11,402        320,396
Ecolab Inc. ....................       8,501        299,065
IMS Health, Inc. ...............      19,516        417,057
Interpublic Group of Cos., Inc.
 (The)..........................      24,827        557,366
National Service Industries,
 Inc. ..........................       2,745         48,696
Omnicom Group Inc. .............      12,283        943,089
Robert Half International Inc.
 (a)............................      11,837        244,197
TMP Worldwide Inc. (a)..........       7,090        211,637
                                               ------------
                                                  4,285,701
                                               ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...................       4,908        171,780
Donnelley (R.R.) & Sons Co. ....       8,263        210,707
                                               ------------
                                                    382,487
                                               ------------
STEEL (0.1%)
Allegheny Technologies, Inc. ...       5,646         83,561
Nucor Corp. ....................       5,199        214,719
USX--U.S. Steel Group...........       5,991         86,210
Worthington Industries, Inc. ...       5,844         75,972
                                               ------------
                                                    460,462
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.6%)
AT&T Corp. .....................     228,568      3,485,662
AT&T Wireless Services Inc.
 (a)............................     167,595      2,420,072
Nextel Communications, Inc.
 Class A (a)....................      50,681        402,914
Sprint Corp. (FON Group)........      58,738      1,174,760
Sprint Corp. (PCS Group) (a)....      62,027      1,383,202
WorldCom, Inc.--WorldCom Group
 (a)............................     191,355      2,573,725
                                               ------------
                                                 11,440,335
                                               ------------
TELEPHONE (3.6%)
ALLTEL Corp. ...................      20,716      1,183,712
BellSouth Corp. ................     124,162      4,593,994
CenturyTel, Inc. ...............       9,484        299,694
Citizens Communications Co.
 (a)............................      17,515        155,708
Qwest Communications
 International, Inc. ...........     110,021      1,424,772
SBC Communications Inc. ........     223,197      8,506,038
Verizon Communications Inc. ....     179,186      8,925,255
                                               ------------
                                                 25,089,173
                                               ------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Liz Claiborne, Inc. ............       3,695        168,123
V.F. Corp. .....................       7,728        256,724
                                               ------------
                                                    424,847
                                               ------------

                                    SHARES        VALUE
                                  --------------------------
TOBACCO (1.0%)
Philip Morris Cos., Inc. .......     145,728   $  6,820,070
UST Inc. .......................      11,004        369,845
                                               ------------
                                                  7,189,915
                                               ------------
TOYS (0.1%)
Hasbro, Inc. ...................      11,509        190,704
Mattel, Inc. ...................      28,315        536,003
                                               ------------
                                                    726,707
                                               ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FedEx Corp. (a).................      20,310        834,335
Ryder System, Inc. .............       4,035         75,454
                                               ------------
                                                    909,789
                                               ------------
Total Common Stocks
 (Cost $691,912,416)............                638,094,873(e)
                                               ------------

SHORT-TERM INVESTMENTS (7.4%)
                                  PRINCIPAL
                                   AMOUNT
                                 --------------
COMMERCIAL PAPER (5.4%)
Ford Motor Credit Co.
 2.85%, due 11/6/01 (c)........  $11,600,000     11,595,406
 2.90%, due 11/6/01 (c)........   15,100,000     15,093,913
General Motors Acceptance Corp.
 2.80%, due 11/15/01 (c).......    3,500,000      3,496,187
Mitsubishi International Corp.
 3.20%, due 11/6/01 (c)........    7,859,000      7,855,493
                                               ------------
Total Commercial Paper
 (Cost $38,040,999)............                  38,040,999
                                               ------------
U.S. GOVERNMENT (2.0%)
United States Treasury Bills
 2.24%, due 1/10/02-1/17/02
   (c).........................   14,000,000     13,939,171
                                               ------------
Total U.S. Government
 (Cost $13,939,171)............                  13,939,171
                                               ------------
Total Short-Term Investments
 (Cost $51,980,170)............                  51,980,170
                                               ------------
Total Investments
 (Cost $743,892,586) (f).......         98.2%   690,075,043(g)
Cash and Other Assets, Less
 Liabilities...................          1.8     12,988,914
                                 -----------   ------------
Net Assets.....................        100.0%  $703,063,957
                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

FUTURES CONTRACTS (0.1%)
                                           UNREALIZED
                            CONTRACTS     APPRECIATION/
                               LONG      (DEPRECIATION) (h)
                            ------------------------------
Standard & Poor's 500
 Index
 December 2001............        195       $    739,063
 Mini December 2001.......          1               (148)
                                            ------------
Total Futures Contracts
 (Settlement Value
 $51,762,160) (e).........                  $    738,915
                                            ============

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d)  ADR-American Depositary Receipt.
(e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents approximately 98.1% of net assets.
(f)  The cost for federal income tax purposes is $744,427,696.
(g) At October 31, 2001 net unrealized depreciation was $54,352,653, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $92,271,403 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $146,624,056.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value
   (identified cost $743,892,586)................  $ 690,075,043
 Cash............................................         68,079
 Receivables:
   Fund shares sold..............................     13,049,227
   Dividends and interest........................        543,990
   Variation margin on futures contracts.........         66,919
   Investment securities sold....................         39,079
                                                   -------------
       Total assets..............................    703,842,337
                                                   -------------
LIABILITIES:
 Payables:
   Investment securities purchased...............        352,264
   Fund shares redeemed..........................        111,799
   Manager.......................................        110,758
   Professional..................................         52,911
   Shareholder communication.....................         49,469
   Transfer agent................................         23,162
   Custodian.....................................         21,065
   Service.......................................         16,190
   Directors.....................................          3,119
 Accrued expenses................................         37,643
                                                   -------------
       Total liabilities.........................        778,380
                                                   -------------
 Net assets......................................  $ 703,063,957
                                                   =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class.................................  $      23,723
   Service Class.................................          3,510
 Additional paid-in capital......................    710,123,352
 Accumulated undistributed net investment
   income........................................      7,392,368
 Accumulated undistributed net realized gain on
   investments and futures contracts.............     38,599,632
 Net unrealized appreciation (depreciation) on
   investments and futures contracts.............    (53,078,628)
                                                   -------------
 Net assets......................................  $ 703,063,957
                                                   =============
No-Load Class
 Net assets applicable to outstanding shares.....  $ 612,936,960
                                                   =============
 Shares of capital stock outstanding.............     23,723,249
                                                   =============
 Net asset value per share outstanding...........  $       25.84
                                                   =============
Service Class
 Net assets applicable to outstanding shares.....  $  90,126,997
                                                   =============
 Shares of capital stock outstanding.............      3,509,780
                                                   =============
 Net asset value per share outstanding...........  $       25.68
                                                   =============

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:
 Income:
   Dividends (a).................................  $  12,511,622
   Interest......................................        747,876
                                                   -------------
       Total income..............................     13,259,498
                                                   -------------
 Expenses:
   Manager.......................................      4,980,100
   Professional..................................        213,388
   Service.......................................        145,782
   Custodian.....................................        120,489
   Transfer agent................................        110,495
   Shareholder communication.....................         98,717
   Directors.....................................         40,593
   Registration..................................         29,030
   Miscellaneous.................................         66,200
                                                   -------------
       Total expenses before reimbursement.......      5,804,794
   Expense reimbursement from Manager............     (2,670,952)
                                                   -------------
       Net expenses..............................      3,133,842
                                                   -------------
 Net investment income...........................     10,125,656
                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions.........................    263,847,052
   Futures transactions..........................     (5,158,441)
                                                   -------------
 Net realized gain on investments................    258,688,611
                                                   -------------
 Net change in unrealized appreciation on
   investments:
   Security transactions.........................   (600,048,483)
   Futures transactions..........................        741,329
                                                   -------------
 Net unrealized loss on investments..............   (599,307,154)
                                                   -------------
 Net realized and unrealized loss on
   investments...................................   (340,618,543)
                                                   -------------
 Net decrease in net assets resulting from
   operations....................................  $(330,492,887)
                                                   =============

------------
(a) Dividends recorded net of foreign withholding taxes of $52,512.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                   2001             2000
                                                              --------------   --------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   10,125,656   $   15,184,089
    Net realized gain on investments and futures
      contracts.............................................     258,688,611      257,449,725
    Net change in unrealized appreciation on investments and
      futures contracts.....................................    (599,307,154)    (179,301,294)
                                                              --------------   --------------
    Net increase (decrease) in net assets resulting from
      operations............................................    (330,492,887)      93,332,520
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (14,413,456)     (16,584,619)
      Service Class.........................................        (457,023)        (512,101)
    From net realized gain on investments:
      No-Load Class.........................................     (98,178,355)     (63,793,701)
      Service Class.........................................      (4,217,565)      (2,462,123)
                                                              --------------   --------------
        Total dividends and distributions to shareholders...    (117,266,399)     (83,352,544)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     153,357,803      207,596,882
      Service Class.........................................      57,565,757       34,149,450
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................     102,230,044       80,357,060
      Service Class.........................................       4,671,630        2,967,436
                                                              --------------   --------------
                                                                 317,825,234      325,070,828
    Cost of shares redeemed:
      No-Load Class.........................................    (718,437,294)    (435,940,947)
      Service Class.........................................     (16,042,364)     (34,869,927)
                                                              --------------   --------------
      Decrease in net assets derived from capital share
        transactions........................................    (416,654,424)    (145,740,046)
                                                              --------------   --------------
      Net decrease in net assets............................    (864,413,710)    (135,760,070)
NET ASSETS:
  Beginning of year.........................................   1,567,477,667    1,703,237,737
                                                              --------------   --------------
  End of year...............................................  $  703,063,957   $1,567,477,667
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    year....................................................  $    7,392,368   $   12,140,037
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                              NO-LOAD       SERVICE       NO-LOAD      SERVICE      NO-LOAD      SERVICE
                                               CLASS         CLASS         CLASS        CLASS        CLASS        CLASS
                                              --------      -------      ----------   ----------   ----------   ----------
                                                                                                       JANUARY 1, 1999
                                                   YEAR ENDED                  YEAR ENDED                  THROUGH
                                                OCTOBER 31, 2001            OCTOBER 31, 2000          OCTOBER 31, 1999*
                                              ---------------------      -----------------------   -----------------------
Net asset value at beginning of period......  $ 37.38       $ 37.16      $    36.99   $    36.80   $    33.39   $    33.28
                                              --------      -------      ----------   ----------   ----------   ----------
Net investment income.......................     0.30(a)       0.24(a)         0.37         0.27         0.31         0.21
Net realized and unrealized gain (loss) on
 investments................................    (9.06)        (9.04)           1.86         1.85         3.60         3.62
                                              --------      -------      ----------   ----------   ----------   ----------
Total from investment operations............    (8.76)        (8.80)           2.23         2.12         3.91         3.83
                                              --------      -------      ----------   ----------   ----------   ----------
Less dividends and distributions:
From net investment income..................    (0.36)        (0.26)          (0.38)       (0.30)          --           --
From net realized gain on investments.......    (2.42)        (2.42)          (1.46)       (1.46)       (0.31)       (0.31)
                                              --------      -------      ----------   ----------   ----------   ----------
Total dividends and distributions...........    (2.78)        (2.68)          (1.84)       (1.76)       (0.31)       (0.31)
                                              --------      -------      ----------   ----------   ----------   ----------
Net asset value at end of period............  $ 25.84       $ 25.68      $    37.38   $    37.16   $    36.99   $    36.80
                                              ========      =======      ==========   ==========   ==========   ==========
Total investment return.....................   (24.90%)      (25.10%)          5.98%        5.72%       11.80%(b)      11.60%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income......................     1.03%         0.78%           0.95%        0.70%        1.06%+       0.81%+
 Net expenses...............................     0.30%         0.55%           0.30%        0.55%        0.30%+       0.55%+
 Expenses (before reimbursement)............     0.57%         0.82%           0.54%        0.79%        0.55%+       0.80%+
Portfolio turnover rate.....................        5%            5%             11%          11%           7%           7%
Net assets at end of period (in 000's)......  $612,937      $90,127      $1,503,224   $   64,254   $1,641,591   $   61,647

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

     NO-LOAD      SERVICE      NO-LOAD      SERVICE      NO-LOAD      SERVICE
      CLASS        CLASS        CLASS        CLASS        CLASS        CLASS
    ----------   ----------   ----------   ----------   ----------   ----------
                              YEAR ENDED DECEMBER 31
    ---------------------------------------------------------------------------
             1998                      1997                      1996
    -----------------------   -----------------------   -----------------------
    $    27.05   $    26.99   $    21.05   $    21.01   $    17.82   $    17.81
    ----------   ----------   ----------   ----------   ----------   ----------
          0.38         0.31         0.37         0.32         0.34         0.31
          7.36         7.31         6.54         6.52         3.69         3.66
    ----------   ----------   ----------   ----------   ----------   ----------
          7.74         7.62         6.91         6.84         4.03         3.97
    ----------   ----------   ----------   ----------   ----------   ----------
         (0.38)       (0.31)       (0.37)       (0.32)       (0.34)       (0.31)
         (1.02)       (1.02)       (0.54)       (0.54)       (0.46)       (0.46)
    ----------   ----------   ----------   ----------   ----------   ----------
         (1.40)       (1.33)       (0.91)       (0.86)       (0.80)       (0.77)
    ----------   ----------   ----------   ----------   ----------   ----------
    $    33.39   $    33.28   $    27.05   $    26.99   $    21.05   $    21.01
    ==========   ==========   ==========   ==========   ==========   ==========
         28.62%       28.24%       32.88%       32.60%       22.57%       22.21%
          1.29%        1.04%        1.56%        1.31%        1.96%        1.71%
          0.30%        0.55%        0.30%        0.55%        0.44%        0.69%
          0.56%        0.81%        0.56%        0.81%        0.59%        0.84%
             8%           8%           3%           3%           8%           8%
    $1,472,263   $   36,442   $  966,217   $   13,828   $  617,716   $    5,865

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE MID CAP CORE FUND
--------------------------------------------------------------------------------

The U.S. economy slowed in the first 10 months of 2001. According to preliminary estimates, U.S. gross domestic product moved into negative territory in the third calendar quarter of the year. Lower corporate profits, reduced earnings expectations, and widespread layoffs all contributed to a roller-coaster ride in the stock market that ended with prices in general well below where they began.

The technology sector led the declines, continuing an extended slide that began in the first quarter of 2000. As the effects spread to other sectors, the market began to see wide swings in prices and performance. The events of September 11, 2001, only exacerbated the problem, leaving many equity investors uncertain about what would happen next. Many sought a possible "safe haven" in bonds. Despite a modest recovery in October, stocks in general were down for the first 10 months of 2001. During this period, value equities outperformed growth equities at all capitalization levels. Small-capitalization stocks generally outperformed large-caps, with mid-cap issues splitting the difference.

From January through October 2001, the Federal Reserve took aggressive steps to stimulate the economy, support equity markets, and alleviate recessionary pressures. In just 10 months, the Fed lowered the targeted federal funds rate nine times--for a total reduction of 4.00%.

PERFORMANCE REVIEW

Eclipse Mid Cap Core Fund began operations on January 2, 2001. From the Fund's inception through October 31, 2001, Eclipse Mid Cap Core Fund No-Load Class shares returned -15.90%. The Fund underperformed the -14.20% return of the average Lipper(1) mid-cap core fund over the same period. The Fund outperformed the -16.28% return of the Russell Midcap(R) Index(2) for the year-to-date period ended October 31, 2001.

Perhaps the greatest positive contribution to the Fund's since-inception performance came from our decision to underweight the technology sector. Technology stocks were among the hardest-hit issues, as evidenced by the -31.59% return of the technology-laden Nasdaq Composite Index(3) for the 10 months ended October 31, 2001. By holding fewer technology-related shares than many of its peers, the Fund strengthened its relative performance.

The Fund's overweighted positions among health care and energy stocks also strengthened the Fund's relative performance. Although both sectors had negative returns for the year-to-date period ended October 31, 2001, favorable stock selection helped to mitigate these declines and provide favorable results for the Fund's portfolio.

The Fund's utility holdings tended to detract from performance as relatively weak seasonal demand and excess supply caused the price of electricity to correct from its earlier inflated levels. During the reporting period, the Fund adjusted its electric utility holdings, closing several positions and purchasing others that we believe have better long-range potential. Overall, the Fund has substantially trimmed its exposure to the utility sector.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.

The Fund's allocation to transportation stocks also detracted from performance. As the economy slowed, businesses and consumers began to reduce their travel expenditures. In the midst of this slowdown, the terrorist attacks in September led to a dramatic sell-off in airline stocks, as fear gripped the nation and airline security concerns captured the headlines. During the reporting period, the Fund trimmed its airline exposure by reducing holdings in AMR and eliminating positions in Southwest Airlines and UAL. Although these sales had a negative impact on performance, we believe that reinvesting the assets was a prudent investment decision.

During the reporting period, the Fund maintained a relatively conservative portfolio, with a beta ranging from 0.96 to 0.97. Beta is a measure of relative volatility. In a down market, a beta lower than 1.0 is considered desirable, because it indicates that the portfolio is less likely to magnify downward movements in the S&P 500 Index,(4) which by definition has a beta of 1.0. The Fund's lower beta benefited overall performance as economic forces and terrorist threats led to substantial market declines.

LOOKING AHEAD

As businesses continue to curtail investment spending and industrial output continues to fall, we may see additional layoffs, which may further erode consumer confidence. The Federal Reserve appears to be ready for more interest-rate reductions, and the Bush administration is urging Congress to pass a fiscal stimulus package. Whether such measures will be enough to jumpstart the economy remains to be seen, and estimates vary regarding when an economic turnaround might be expected.

In the meantime, the Fund will continue to consistently apply its proprietary quantitative stock-ranking model to seek mid-cap issues with better-than-average growth prospects. Regardless of what the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

HARVEY FRAM
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

--------------------------------------------------------------------------------
(4) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP CORE FUND
                          VERSUS RUSSELL MIDCAP INDEX

                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                 ECLIPSE MID CAP CORE FUND             RUSSELL MIDCAP INDEX
                                                                 -------------------------             --------------------
1/2/01                                                                   $ 10000                            $ 10000
3/31/01                                                                     9060                               8951
6/30/01                                                                     9840                               9804
9/30/01                                                                     8260                               8053
10/31/01                                                                    8410                               8372

- ECLIPSE MID CAP CARE FUND -- Russell Midcap Index
Source: Lipper Inc., 10/31/01

THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                  TOTAL RETURNS*
PERFORMANCE                                   AS OF OCTOBER 31, 2001
-----------------------------------------------------------------------
                                                SINCE INCEPTION(+)
-----------------------------------------------------------------------
Eclipse Mid Cap Core Fund No-Load Class               -15.90%
Average Lipper mid-cap core fund(++)                  -14.20
Russell Midcap Index(sec.)                            -16.28

TEN-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                          TEN MONTHS
                                            ENDED
                                          OCTOBER 31
                                             2001
                                            -------
TOTAL RETURN*                               -15.90%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+    The Fund's inception date was 1/2/01.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn, is an unmanaged index that measures the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE MID CAP CORE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

COMMON STOCKS (99.8%)+
                                    SHARES         VALUE
                                    ----------------------
ADVERTISING & MARKETING SERVICES (0.1%)
Metris Companies Inc. ............      922     $    14,946
                                                -----------
AEROSPACE/DEFENSE (1.2%)
Goodrich Corp. ...................    1,257          26,837
Northrop Grumman Corp. ...........    2,194         219,290
Precision Castparts Corp. ........      692          15,736
                                                -----------
                                                    261,863
                                                -----------
AGRICULTURAL PRODUCTS (0.1%)
Monsanto Co. .....................      733          22,943
                                                -----------
AIR FREIGHT (0.1%)
Expeditors International of
 Washington, Inc. ................      575          25,990
                                                -----------
AIRLINES (0.4%)
AMR Corp. (a).....................    1,859          33,834
Continental Airlines, Inc. Class B
 (a)..............................      428           7,486
Delta Air Lines, Inc. ............    1,496          34,198
Northwest Airlines Corp. Class A
 (a)..............................      414           5,316
US Airways Group, Inc. (a)........      871           4,015
                                                -----------
                                                     84,849
                                                -----------
AUTO PARTS & EQUIPMENT (1.3%)
Gentex Corp. (a)..................    1,448          34,462
Genuine Parts Co. ................    2,374          77,155
Goodyear Tire & Rubber Co.
 (The)............................    1,784          33,236
Lear Corp. (a)....................    1,935          59,404
TRW, Inc. ........................    1,022          34,533
Visteon Corp. ....................    2,524          30,036
                                                -----------
                                                    268,826
                                                -----------
AUTOMOBILES (0.4%)
AutoNation, Inc. (a)..............    8,267          85,067
                                                -----------
BANKS (10.0%)
American Financial Group, Inc. ...      556          12,304
AmSouth Bancorp...................   10,665         184,398
Andover Bancorp, Inc. (a).........      826          41,011
Associated Banc-Corp..............    2,163          74,450
BancWest Corp. ...................    1,541          53,858
Banknorth Group, Inc. ............        1              22
Charter One Financial, Inc. ......    3,943         107,447
Compass Bancshares, Inc. .........    2,481          62,099
First Tennessee National Corp. ...    4,185         144,592
Golden West Financial Corp. ......    3,534         171,752
Hibernia Corp. Class A............    5,078          77,186
Hudson City Bancorp, Inc. ........    1,387          32,650
Huntington Bancshares, Inc. ......    4,858          74,959
M&T Bank Corp. ...................    1,111          72,771
Marshall & Ilsley Corp. ..........    1,872         109,774
North Fork Bancorporation,
 Inc. ............................    5,281         147,340
Pacific Century Financial
 Corp. ...........................    2,621          61,069
Regions Financial Corp. ..........    2,971          79,950
Sky Financial Group, Inc. ........    1,594          31,768

                                    SHARES         VALUE
                                    ----------------------
BANKS (CONTINUED)
SouthTrust Corp. .................    9,476     $   214,726
Synovus Financial Corp. ..........    3,213          73,963
TCF Financial Corp. ..............    1,513          63,546
Trustmark Corp. ..................      862          20,654
U.S. Bancorp......................    1,473          26,190
Union Planters Corp. .............    2,436          98,658
UnionBanCal Corp. ................    1,726          57,631
Washington Federal Inc. ..........      765          17,327
                                                -----------
                                                  2,112,095
                                                -----------
BEVERAGES (0.9%)
Constellation Brands Inc. Class A
 (a)..............................    1,105          45,349
Pepsi Bottling Group, Inc.
 (The)............................    2,884         134,048
                                                -----------
                                                    179,397
                                                -----------
BIOTECHNOLOGY (1.1%)
Genzyme Corp. (a).................    2,026         109,303
Gilead Sciences, Inc. (a).........    1,830         115,107
                                                -----------
                                                    224,410
                                                -----------
BROADCAST/MEDIA (0.7%)
Adelphia Communications Corp.
 Class A (a)......................      912          20,183
Charter Communications, Inc. Class
 A (a)............................    1,451          20,517
Entercom Communications Corp.
 (a)..............................      343          11,559
Insight Communications Co., Inc.
 Class A (a)......................      483           9,901
Mediacom Communications Corp.
 (a)..............................      907          12,172
Radio One, Inc. Class A (a).......      306           3,565
Radio One, Inc. Class D (a).......    1,319          15,234
Westwood One, Inc. (a)............    2,253          53,599
                                                -----------
                                                    146,730
                                                -----------
BUILDING MATERIALS (0.2%)
Lafarge North America Inc. .......    1,005          35,627
                                                -----------
CHEMICALS (1.3%)
Air Products & Chemicals, Inc. ...    2,509         100,460
Cabot Corp. ......................    2,092          70,082
Eastman Chemical Co. .............    1,018          34,928
Lubrizol Corp. ...................    1,647          46,347
Valspar Corp. (The)...............      648          21,753
                                                -----------
                                                    273,570
                                                -----------
COMMERCIAL & CONSUMER SERVICES (1.7%)
Apollo Group Inc. Class A (a).....    2,897         117,763
Bisys Group, Inc. (The) (a).......    1,426          74,180
CSG Systems International, Inc.
 (a)..............................      611          19,100
Dun & Bradstreet Corp. (The)
 (a)..............................    1,549          48,421
Iron Mountain Inc. (a)............      718          28,038
Jacobs Engineering Group Inc.
 (a)..............................      715          46,861
United Rentals, Inc. (a)..........      759          13,852
Valassis Communications, Inc.
 (a)..............................      703          21,934
                                                -----------
                                                    370,149
                                                -----------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (0.3%)
L-3 Communication Holdings, Inc.
 (a)..............................      692          60,114
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                    ----------------------
COMPUTER SOFTWARE & SERVICES (5.4%)
Adobe Systems Inc. ...............    2,532     $    66,845
Affiliated Computer Services Inc.
 Class A (a)......................    1,254         110,415
Ariba Inc. (a)....................    1,215           4,009
Autodesk, Inc. ...................      230           7,641
BMC Software, Inc. (a)............    5,612          84,573
Citrix Systems, Inc. (a)..........    2,365          55,341
Compuware Corp. (a)...............   10,716         110,160
Electronic Arts Inc. (a)..........    2,224         114,447
Equifax Inc. .....................    2,783          62,228
Exult Inc. (a)....................    2,252          31,528
Ingram Micro Inc. Class A (a).....    2,395          30,656
Investment Technology Group, Inc.
 (a)..............................      618          39,805
Jack Henry & Associates, Inc. ....      794          19,580
Network Associates, Inc. (a)......    4,391          84,307
Peregrine Systems, Inc. (a).......    1,899          27,422
Pixar, Inc. (a)...................      535          19,741
Quest Software, Inc. (a)..........      432           6,394
Retek Inc. (a)....................      582          11,826
Sabre Holdings Corp. (a)..........    1,679          44,158
SunGard Data Systems Inc. (a).....    3,485          87,822
Sybase, Inc. (a)..................    1,059          14,402
Symantec Corp. (a)................    2,103         115,644
                                                -----------
                                                  1,148,944
                                                -----------
COMPUTER SYSTEMS (1.0%)
Lexmark International, Inc. (a)...    1,663          74,419
Mentor Graphics Corp. DLT &
 Storage Systems (a)..............      862          16,343
Quantum Corp. (a).................    1,827          15,402
Storage Technology Corp. (a)......    3,377          63,386
Unisys Corp. (a)..................    4,192          37,435
                                                -----------
                                                    206,985
                                                -----------
COMPUTERS--NETWORKING (0.0%) (b)
Riverstone Networks, Inc. (a).....      621           7,899
                                                -----------
CONTAINERS (0.4%)
Bemis Co., Inc. ..................      962          41,626
Pactiv Corp. (a)..................    3,075          49,815
                                                -----------
                                                     91,441
                                                -----------
COSMETICS PERSONAL CARE (0.4%)
Alberto-Culver Co. Class A........       64           2,323
Alberto-Culver Co. Class B........      422          17,830
International Flavors & Fragrances
 Inc. ............................    2,599          74,097
                                                -----------
                                                     94,250
                                                -----------
DATA PROCESSING & SERVICES (0.0%) (b)
Total System Services, Inc. ......      484           9,777
                                                -----------
EDUCATION (0.0%) (b)
University of Phoenix Online
 (a)..............................      289           7,601
                                                -----------
ELECTRIC POWER COMPANIES (3.8%)
Black Hills Corp. ................      867          23,808
Conectiv..........................      902          21,287
Consolidated Edison, Inc. ........    2,802         110,651

                                     SHARES        VALUE
                                    ----------------------
ELECTRIC POWER COMPANIES (CONTINUED)
DTE Energy Co. ...................    2,500     $   104,225
Energy East Corp. ................    1,536          28,907
FirstEnergy Corp. ................    3,192         109,996
GPU, Inc. (a).....................    2,186          86,675
Niagara Mohawk Holdings, Inc.
 (a)..............................    1,388          24,873
Pinnacle West Capital Corp. ......    1,126          47,461
Potomac Electric Power Co. .......    1,309          28,026
PPL Corp. ........................    1,912          65,295
TECO Energy Inc. .................    1,818          46,814
UtiliCorp United Inc. ............    3,398         100,683
                                                -----------
                                                    798,701
                                                -----------
ELECTRICAL EQUIPMENT (0.7%)
Grainger (W.W.), Inc. ............      993          42,997
Molex, Inc. ......................    3,805         110,079
                                                -----------
                                                    153,076
                                                -----------
ELECTRONICS--COMPONENTS (2.5%)
Atmel Corp. (a)...................    5,074          40,338
AVX Corp. ........................      384           7,108
Cypress Semiconductor Corp. (a)...    1,526          30,138
Hubbell Inc. Class B..............    1,559          42,592
International Rectifier Corp.
 (a)..............................      837          29,387
KEMET Corp. (a)...................    2,584          46,202
Lam Research Corp. (a)............    4,005          75,935
Microchip Technology, Inc. (a)....    4,142         129,313
NVIDIA Corp. (a)..................    1,974          84,606
Semtech Corp. (a).................    1,191          44,960
                                                -----------
                                                    530,579
                                                -----------
ELECTRONICS--SEMICONDUCTORS (2.1%)
Advanced Micro Devices, Inc.
 (a)..............................    3,956          38,927
Agere Systems Inc. Class A (a)....   17,312          79,635
Fairchild Semiconductor Corp.
 Class A (a)......................    1,264          26,860
General Semiconductor, Inc. (a)...    5,411          57,357
Intersil Corp. Class A (a)........    1,202          39,366
LSI Logic Corp. (a)...............    2,893          49,036
National Semiconductor Corp.
 (a)..............................    5,639         146,501
                                                -----------
                                                    437,682
                                                -----------
ENGINEERING & CONSTRUCTION (0.6%)
Flour Corp. (a)...................    2,010          74,812
Massey Energy Co. ................    2,420          49,610
                                                -----------
                                                    124,422
                                                -----------
FINANCIAL--MISCELLANEOUS (4.7%)
AmeriCredit Corp. (a).............    2,411          37,370
Astoria Financial Corp. ..........    1,470          76,572
BlackRock, Inc. (a)...............      398          17,214
Dime Bancorp, Inc. ...............    2,758          93,441
Golden State Bancorp Inc. ........    2,384          60,458
GreenPoint Financial Corp. .......    2,792          89,484
Moody's Corp. ....................    4,973         172,663
SEI Investments Co. ..............    1,872          57,564
Sovereign Bancorp, Inc. ..........    7,978          78,982
USA Education Inc. ...............    3,353         273,471
Webster Financial Corp. ..........      955          28,984
                                                -----------
                                                    986,203
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                    ------------------------
FOOD (2.6%)
Archer-Daniels-Midland Co. .......    7,676     $   106,927
Hormel Foods Corp. ...............    2,429          58,296
Kellogg Co. ......................    3,673         112,027
McCormick & Co., Inc. ............    2,251          98,504
Ralston Purina Co. ...............    2,532          83,024
Smithfield Foods, Inc. (a)........    3,344          70,391
Tyson Foods, Inc. Class A.........    1,242          12,159
                                                -----------
                                                    541,328
                                                -----------
FOOD & HEALTH CARE DISTRIBUTORS (0.8%)
AmerisourceBergen Corp. (a).......    1,531          97,310
Patterson Dental Co. (a)..........      642          24,396
SUPERVALU, Inc. ..................    2,443          52,134
                                                -----------
                                                    173,840
                                                -----------
FOREST PRODUCTS & PAPER (0.3%)
Plum Creek Timber Co. Inc. .......    2,508          69,296
                                                -----------
GOLD & PRECIOUS METALS MINING (0.8%)
CONSOL Energy Inc. ...............      668          18,437
Homestake Mining Co. .............    8,703          71,364
Newmont Mining Corp. .............    3,790          87,928
                                                -----------
                                                    177,729
                                                -----------
HARDWARE & TOOLS (0.5%)
Stanley Works (The)...............    2,625         100,590
                                                -----------
HEALTH CARE--DRUGS (1.5%)
Barr Laboratories, Inc. (a).......      369          26,863
ImClone Systems, Inc. (a).........    1,176          71,959
IVAX Corp. (a)....................      431           8,857
King Pharmaceuticals, Inc. (a)....    2,350          91,627
Mylan Laboratories, Inc. .........    2,425          89,410
SICOR Inc. (a)....................    1,592          29,850
                                                -----------
                                                    318,566
                                                -----------
HEALTH CARE--MEDICAL PRODUCTS (1.6%)
Bard (C.R.), Inc. ................      627          34,422
Becton, Dickinson & Co. ..........    1,205          43,139
Boston Scientific Corp. (a).......    5,176         117,702
Cytyc Corp. (a)...................    1,517          39,776
Henry Schein, Inc. (a)............      444          14,985
Resmed, Inc. (a)..................    1,022          57,028
Varian Medical Systems, Inc.
 (a)..............................      442          29,658
                                                -----------
                                                    336,710
                                                -----------
HEALTH CARE--MISCELLANEOUS (3.4%)
AdvancePCS, Inc. (a)..............    1,280          77,786
DaVita, Inc. (a)..................    2,700          49,140
Express Scripts, Inc. (a).........      522          21,371
First Health Group Corp. (a)......    2,276          61,452
Health Net Inc. (a)...............    2,951          64,774
HEALTHSOUTH Corp. (a).............    5,035          65,556
Lincare Holdings Inc. (a).........      599          15,394
Manor Care, Inc. (a)..............    3,316          77,462
Oxford Health Plans, Inc. (a).....    1,285          30,275
Pharmaceutical Product
 Development, Inc. (a)............    1,241          33,097
Quest Diagnostics, Inc. (a).......    2,216         144,882
Quintiles Transnational Corp.
 (a)..............................    1,283          20,348

                                     SHARES        VALUE
                                    ------------------------
HEALTH CARE--MISCELLANEOUS (CONTINUED)
Trigon Healthcare Inc. ...........      465     $    28,546
Universal Health Services, Inc.
 Class B (a)......................      618          24,961
                                                -----------
                                                    715,044
                                                -----------
HEAVY DUTY TRUCKS & PARTS (0.4%)
Cummins Inc. .....................      446          13,964
Eaton Corp. ......................      923          60,401
                                                -----------
                                                     74,365
                                                -----------
HOMEBUILDING (0.3%)
Clayton Homes, Inc. ..............    1,280          17,920
D.R. Horton, Inc. ................      729          16,293
Lennar Corp. .....................      659          23,895
                                                -----------
                                                     58,108
                                                -----------
HOTEL/MOTEL (0.3%)
Harrah's Entertainment, Inc.
 (a)..............................    1,538          44,802
Hotel Reservations Network, Inc.
 Class A (a)......................      240           7,430
MGM Mirage Inc. ..................      856          19,089
                                                -----------
                                                     71,321
                                                -----------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.8%)
Leggett & Platt, Inc. ............    2,574          55,779
Whirlpool Corp. ..................    1,826         107,770
                                                -----------
                                                    163,549
                                                -----------
HOUSEWARES (0.8%)
Fortune Brands, Inc. .............    4,825         177,801
                                                -----------
INSURANCE (2.5%)
Alleghany Corp. ..................       22           4,213
Aon Corp. ........................    2,689         102,289
Conseco, Inc. (a).................    3,902          11,667
Erie Indemnity Co. Class A........      636          24,677
Fidelity National Financial,
 Inc. ............................    1,128          25,955
Liberty Financial Cos., Inc.
 (a)..............................       99           3,248
Nationwide Financial Services,
 Inc. Class A.....................      294          10,002
Progressive Corp. (The)...........    1,682         233,310
Protective Life Corp. ............      838          23,087
Radian Group Inc. ................    1,080          36,580
Torchmark Corp. ..................    1,660          61,470
                                                -----------
                                                    536,498
                                                -----------
INTERNET SOFTWARE & SERVICES (0.2%)
EarthLink, Inc. (a)...............    2,315          33,915
Expedia, Inc. Class A (a).........      273           8,029
                                                -----------
                                                     41,944
                                                -----------
INVESTMENT BANK/BROKERAGE (0.3%)
Bear Stearns Cos., Inc. (The).....      933          50,382
John Nuveen Co. (The) Class A.....      330          15,510
                                                -----------
                                                     65,892
                                                -----------
INVESTMENT COMPANIES (2.3%)
S&P 500 Index-SPDR Trust, Series
 1................................    1,722         182,325
S&P MidCap 400 Index-MidCap SPDR
 Trust, Series 1..................    3,734         308,615
                                                -----------
                                                    490,940
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                     SHARES       VALUE
                                    ------------------------
LEISURE TIME (0.2%)
Brunswick Corp. ..................    1,166     $    20,860
Park Place Entertainment Corp.
 (a)..............................    3,509          25,124
Travelocity.com, Inc. (a).........      274           3,998
                                                -----------
                                                     49,982
                                                -----------
MACHINERY-DIVERSIFIED (0.0%) (b)
Kadant Inc. (a)...................      215           2,795
                                                -----------
MANUFACTURING (3.2%)
American Standard Cos. Inc. (a)...    1,933         111,921
Crane Co. ........................      680          13,926
Diebold, Inc. ....................      930          33,759
Hillenbrand Industries, Inc. .....    1,466          77,727
ITT Industries, Inc. .............    2,526         121,475
Johnson Controls, Inc. ...........    2,763         199,820
Pentair, Inc. ....................      846          26,861
Sealed Air Corp. (a)..............    1,620          64,865
Teleflex Inc. ....................      443          17,720
                                                -----------
                                                    668,074
                                                -----------
METALS (0.2%)
Arch Coal, Inc. ..................    1,023          22,557
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a).................    2,676          29,704
                                                -----------
                                                     52,261
                                                -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.4%)
Sempra Energy.....................    3,968          92,851
                                                -----------
OFFICE EQUIPMENT & SUPPLIES (1.1%)
Pitney Bowes Inc. ................    3,045         111,630
Reynolds & Reynolds Co. (The)
 Class A..........................    1,776          42,180
Xerox Corp. (a)...................   12,783          89,481
                                                -----------
                                                    243,291
                                                -----------
OIL & GAS SERVICES (4.0%)
Burlington Resources Inc. ........    2,851         106,200
Devon Energy Corp. ...............    1,607          61,548
EOG Resources, Inc. ..............    2,788          98,612
Forest Oil Corp. (a)..............      395          10,823
Louis Dreyfus Natural Gas Corp.
 (a)..............................      120           4,752
Murphy Oil Corp. .................    1,184          94,128
Newfield Exploration Co. (a)......      500          17,405
Noble Affiliates, Inc. ...........    1,096          40,519
Ocean Energy Inc. ................    2,377          43,380
Pogo Producing Co. ...............      663          18,113
Ultramar Diamond Shamrock
 Corp. ...........................    2,054         102,803
Unocal Corp. .....................    3,257         104,875
Valero Energy Corp. ..............    1,998          75,125
XTO Energy Inc. ..................    3,415          61,470
                                                -----------
                                                    839,753
                                                -----------
OIL--INTEGRATED DOMESTIC (4.0%)
Amerada Hess Corp. ...............    2,286         134,302
Ashland Inc. .....................    2,275          91,592
Kerr-McGee Corp. .................    1,310          75,456
Occidental Petroleum Corp. .......    8,214         207,978

                                     SHARES       VALUE
                                    ------------------------
OIL--INTEGRATED DOMESTIC (CONTINUED)
Sunoco, Inc. .....................    2,553     $    95,559
USX-Marathon Group................    8,266         228,059
                                                -----------
                                                    832,946
                                                -----------
PAPER & FOREST PRODUCTS (1.9%)
Boise Cascade Corp. ..............      640          18,279
Georgia-Pacific Group.............    6,674         185,270
Packaging Corp of America (a).....    1,755          31,064
Sonoco Products Co. ..............    1,258          29,525
Westvaco Corp. ...................    1,975          48,486
Willamette Industries, Inc. ......    1,726          80,863
                                                -----------
                                                    393,487
                                                -----------
POLLUTION CONTROL (0.1%)
Allied Waste Industries, Inc.
 (a)..............................    1,767          17,529
                                                -----------
PUBLISHING (0.1%)
Dow Jones & Co., Inc. ............      541          24,345
                                                -----------
RAILROADS (1.9%)
CSX Corp. ........................    6,293         212,074
Norfolk Southern Corp. ...........   11,614         194,535
                                                -----------
                                                    406,609
                                                -----------
REAL ESTATE INVESTMENT/MANAGEMENT (2.3%)
Catellus Development Corp. (a)....    3,207          55,160
Health Care Property Investors,
 Inc. ............................    1,012          37,667
Hospitality Properties Trust......    1,957          48,553
iStar Financial Inc. .............    1,674          39,004
Mack-Cali Realty Corp. ...........      821          25,451
New Plan Excel Realty Trust.......    2,855          50,762
Public Storage, Inc. .............    1,748          57,492
Security Capital Group Inc. Class
 B (a)............................    2,930          54,791
Simon Property Group, Inc. .......    4,107         112,943
                                                -----------
                                                    481,823
                                                -----------
RESTAURANTS (2.0%)
Brinker International, Inc. (a)...    1,283          32,588
Darden Restaurants, Inc. .........    3,744         119,883
Krispy Kreme Doughnuts, Inc.
 (a)..............................    1,338          46,790
Tricon Global Restaurants, Inc.
 (a)..............................    4,469         226,087
                                                -----------
                                                    425,348
                                                -----------
RETAIL (10.4%)
Abercrombie & Fitch Co. Class A
 (a)..............................    1,206          22,697
Albertson's, Inc. ................    9,223         294,306
American Eagle Outfitters, Inc.
 (a)..............................      645          17,673
AutoZone, Inc. (a)................    2,750         160,958
Barnes & Noble, Inc. (a)..........    1,501          55,162
Best Buy Co., Inc. (a)............    2,462         135,164
BJ's Wholesale Club, Inc. (a).....    1,816          92,198
Blockbuster Inc. Class A..........    1,018          25,531
Borders Group, Inc. (a)...........    2,592          40,409
CDW Computer Centers, Inc. (a)....      842          38,774
Family Dollar Stores, Inc. .......    2,879          83,088
Federated Department Stores, Inc.
 (a)..............................    2,348          75,113
Kmart Corp. (a)...................   15,848          97,148

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES           VALUE
                                    -------------------------
RETAIL (CONTINUED)
May Department Stores Co. (The)...    3,379     $   106,270
Neiman Marcus Group Inc. Class A
 (a)..............................      459          12,232
Office Depot, Inc. (a)............    5,780          78,608
Penney (J.C.) Co., Inc. ..........    8,005         173,869
Polo Ralph Lauren Corp. (a).......      670          14,753
Rite Aid Corp. ...................   11,037          60,924
Ross Stores, Inc. ................    2,602          81,443
7-Eleven, Inc. (a)................      395           3,989
Staples, Inc. (a).................   11,470         167,233
Tech Data Corp. (a)...............      986          42,092
Ticketmaster Class B (a)..........      836          11,403
TJX Cos., Inc. (The)..............    7,120         240,656
Toys "R" Us, Inc. (a).............    2,659          50,521
Williams-Sonoma, Inc. (a).........      490          12,691
Winn-Dixie Stores, Inc. ..........    1,076          11,901
                                                -----------
                                                  2,206,806
                                                -----------
SHIPPING (0.1%)
Newport News Shipbuilding,
 Inc. ............................      389          26,919
                                                -----------
SHOES (0.1%)
Reebok International Ltd. (a).....      663          13,764
                                                -----------
SPECIALIZED SERVICES (1.1%)
Block (H&R), Inc. ................    5,228         178,171
Cendant Corp. ....................        1               7
Service Corp. International (a)...    9,338          59,483
                                                -----------
                                                    237,661
                                                -----------
SPECIALTY PRINTING (0.6%)
Deluxe Corp. .....................    2,254          78,890
Donnelley (R.R.) & Sons Co. ......    2,081          53,066
                                                -----------
                                                    131,956
                                                -----------
STEEL (0.3%)
AK Steel Holding Corp. ...........    1,239          11,275
Nucor Corp. ......................    1,019          42,085
                                                -----------
                                                     53,360
                                                -----------
TELECOMMUNICATIONS (0.5%)
Illuminet Holdings, Inc. (a)......    2,882         103,060
Sonus Networks, Inc. (a)..........      746           3,141
West Corp. (a)....................      114           2,650
                                                -----------
                                                    108,851
                                                -----------

                                     SHARES           VALUE
                                    ------------------------
TELEPHONE (1.0%)
BroadWing, Inc. (a)...............    6,798     $    62,950
Telephone & Data Systems, Inc. ...    1,669         146,705
                                                -----------
                                                    209,655
                                                -----------
TEXTILES (0.8%)
Coach, Inc. (a)...................    1,288          35,935
Jones Apparel Group Inc. (a)......    1,419          39,165
Mohawk Industries, Inc. (a).......    1,291          55,771
V.F. Corp. .......................    1,155          38,369
                                                -----------
                                                    169,240
                                                -----------
TOBACCO (1.7%)
R.J. Reynolds Tobacco Holdings,
 Inc. ............................    3,099         173,668
UST Inc. .........................    5,186         174,301
                                                -----------
                                                    347,969
                                                -----------
TOYS (0.7%)
Hasbro, Inc. .....................    2,754          45,634
Mattel, Inc. .....................    5,764         109,112
                                                -----------
                                                    154,746
                                                -----------
UTILITY--WATER (0.1%)
American Water Works Co., Inc. ...      402          16,321
                                                -----------
WASTE MANAGEMENT (0.2%)
Republic Services, Inc. (a).......    2,204          36,102
                                                -----------
Total Investments
 (Cost $22,028,072) (c)...........     99.8%     21,122,101(d)
Cash and Other Assets,
 Less Liabilities.................      0.2          33,825
                                    ---------    ----------
Net Assets........................    100.0%    $21,155,926
                                    =========    ==========

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  The cost for federal income tax purposes is $22,045,135.
(d) At October 31, 2001 net unrealized depreciation was $923,034, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,241,978 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,165,012.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value (identified
   cost $22,028,072)...............................  $21,122,101
 Cash..............................................       50,545
 Receivables:
   Dividends.......................................       14,709
   Investment securities sold......................        3,614
                                                     -----------
       Total assets................................   21,190,969
                                                     -----------
LIABILITIES:
 Payables:
   Manager.........................................       15,568
   Professional....................................        8,336
   Investment securities purchased.................        3,643
   Transfer agent..................................        2,194
   Portfolio pricing...............................        1,692
   Shareholder communication.......................        1,532
   Custodian.......................................          901
 Accrued expenses..................................        1,177
                                                     -----------
       Total liabilities...........................       35,043
                                                     -----------
 Net assets........................................  $21,155,926
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,514
 Additional paid-in capital........................   25,136,322
 Accumulated undistributed net investment income...       68,109
 Accumulated net realized loss on investments......   (3,145,048)
 Net unrealized depreciation on investments........     (905,971)
                                                     -----------
 Net assets........................................  $21,155,926
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $21,155,926
                                                     ===========
 Shares of capital stock outstanding...............    2,514,447
                                                     ===========
 Net asset value per share outstanding.............  $      8.41
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 2, 2001 through
October 31, 2001

INVESTMENT INCOME:
 Income:
   Dividends................................................  $   246,372
   Interest.................................................       15,121
                                                              -----------
       Total income.........................................      261,493
                                                              -----------
 Expenses:
   Manager..................................................      164,377
   Professional.............................................       32,371
   Transfer agent...........................................       10,803
   Custodian................................................        6,910
   Portfolio pricing........................................        5,950
   Registration.............................................        5,117
   Shareholder communication................................        2,477
   Directors................................................          642
   Miscellaneous............................................       17,328
                                                              -----------
       Total expenses before reimbursement..................      245,975
   Expense reimbursement from Manager.......................      (52,591)
                                                              -----------
       Net expenses.........................................      193,384
                                                              -----------
 Net investment income......................................       68,109
                                                              -----------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS:
 Net realized loss on investments...........................   (3,145,048)
 Net unrealized depreciation on investments.................     (905,971)
                                                              -----------
 Net realized and unrealized loss on investments............   (4,051,019)
                                                              -----------
 Net decrease in net assets resulting from
   operations...............................................  $(3,982,910)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 2, 2001 through October 31, 2001

                                                                 2001
                                                              -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    68,109
    Net realized loss on investments........................   (3,145,048)
    Net unrealized depreciation on investments..............     (905,971)
                                                              -----------
    Net decrease in net assets resulting from operations....   (3,982,910)
                                                              -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   25,138,836
                                                              -----------
      Net increase in net assets............................   21,155,926
NET ASSETS:
  Beginning of period.......................................           --
                                                              -----------
  End of period.............................................  $21,155,926
                                                              ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $    68,109
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                   NO-LOAD
                                                                    CLASS
                                                              ------------------
                                                               JANUARY 2, 2001
                                                                   THROUGH
                                                               OCTOBER 31, 2001
                                                              ------------------
Net asset value at beginning of period......................       $ 10.00
                                                                   -------
Net investment income.......................................          0.03
Net realized and unrealized loss on investments.............         (1.62)
                                                                   -------
Total from investment operations............................         (1.59)
                                                                   -------
Net asset value at end of period............................       $  8.41
                                                                   =======
Total investment return.....................................        (15.90%)(a)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          0.35%+
  Net expenses..............................................          1.00%+
  Expenses (before reimbursement)...........................          1.27%+
Portfolio turnover rate.....................................           106%
Net assets at end of period (in 000's)......................       $21,156

------------
 +  Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------

The dramatic declines in the U.S. stock market during the first 10 months of 2001 resulted from a combination of factors. Technology stocks continued to show weakness throughout most of the 10-month period. As other industries began to feel the effects, global economic activity slowed, corporate profits declined, and several companies preannounced earnings disappointments. The terrorist attacks on September 11, 2001, caused most stocks to fall even further and opened a window of opportunity for companies to more realistically assess their earnings potential going forward. Although October saw a modest recovery, there is still a long way to go before investor confidence will be fully restored.

From January through October 2001, the Federal Reserve took aggressive steps to stimulate the economy, support equity markets, and avert a recession. In just 10 months, the Fed lowered the targeted federal funds rate nine times--for a total reduction of 4.00%. The full impact of these moves is still working its way into the economy. During the first 10 months of the year, mid-cap value stocks outperformed their mid-cap growth counterparts, but both sectors declined.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2001, Eclipse Mid Cap Value Fund returned -3.72%. The Fund underperformed the -1.93% return of the average Lipper(1) mid-cap value fund over the same period. On the other hand, the Fund outperformed the -16.28% return of the Russell Midcap(R) Index(2) and the -18.88% return of the S&P 500 Index(3) for the 10 months ended October 31, 2001. The Fund also outperformed the -8.17% return of the Russell Midcap(R) Value Index(4) for the 10-month period ended October 31, 2001.

The Fund was rated four stars overall out of 4,673 domestic equity funds by Morningstar(5) as of October 31, 2001. The Fund was rated three stars out of 4,673 domestic equity funds for the three-year period then ended and four stars out of 2,960 domestic equity funds for the five-year period then ended.

INVESTMENT STRATEGIES

Throughout the 10-month reporting period, stock selection was based on the Fund's proprietary quantitative approach, which focuses on relative valuation and seeks companies with strong current operating results. Even in a difficult market, the Fund saw positive results from several of its equity holdings. With over 100 stocks in its portfolio, the Fund is widely diversified, and none of its positions represents more than 2% of the Fund's net assets.

Network Associates, an e-business services and solutions provider, was able to cut costs, reduce expenses, and improve earnings--all of which resulted in relatively steady advances throughout the reporting period. The company settled a lawsuit and was granted a patent for its method of scanning for computer viruses, which helped to strengthen performance over the 10-month reporting period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(4) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(5) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

AutoZone is a specialty retailer of automotive parts, chemicals, and accessories that targets the do-it-yourself consumer. The company closed unprofitable stores, increased same-store sales, and benefited from a new marketing strategy that enhanced cash flow and helped the company reduce its debt. The stock more than doubled in price in the first 10 months of 2001.

The Fund benefited from its position in Heller Financial, a commercial financial products and services company, when General Electric announced that it would acquire the company at a 50% premium to the preannouncement price. The offer was 80% higher than the stock's price at the end of Decem-ber 2000.

Office-products retailer Office Depot has benefited from effective store design and 24-hour-a-day, seven-day-a-week access to office products via the company's award-winning Internet site. The stock nearly doubled in price from January through October 2001.

Ultramar Diamond Shamrock is a petroleum, refining, and marketing company that owns several refineries in the United States and Canada. The Fund purchased the company's stock in February 2001. In May, the company received an offer from Valero Energy, which allowed us to sell the stock about 50% above its purchase price.

Not all of the Fund's stocks were as successful. Food retailer Winn-Dixie Stores, which performed well through the first eight months of 2001, dropped precipitously at the end of September, when the company lowered earnings estimates. Although the company is restructuring to improve future profit margins, the stock had a negative impact on Fund performance for the 10-month reporting period.

U.S. Airways Group is an airline company that suffered from two unsolicited takeover attempts and from sluggish air travel following the September 11, 2001, tragedy. The steep decline in the company's stock price detracted from the Fund's performance.

Conseco, whose businesses range from medical and supplemental health insurance to life insurance and annuities, suffered losses related to an earlier acquisition of mobile-home lender Green Tree Financial (now Conseco Finance). To cope with lawsuits and other problems, Conseco is cutting costs and eliminating jobs. The Fund sold its position in Conseco at a loss. Fortunately, since each of the Fund's holdings represents less than 2% of the portfolio, losses in a single stock have only a limited impact on the Fund's overall performance.

STOCK SELECTION AND WEIGHTINGS

Each stock in the Fund is individually selected based on quantitative relative-value measures. When an industry faces a difficult business environment, several stocks may experience depressed valuations, creating several opportunities within a specific sector, even though we do not evaluate sectors on a top-down basis.

As a result of the Fund's individual stock selection process, as of October 31, 2001, the Fund was overweighted relative to the Russell Midcap Index in consumer staples, consumer discretionary stocks, and the financial sector. Consumer discretionary and financial holdings had a positive impact on the Fund's 10-month performance. The technology sector underperformed in the first 10 months of 2001, and the Fund benefited by maintaining an underweighted position in technology.

LOOKING AHEAD

With market uncertainty at unusually high levels, those who lack a well-defined investment process may find it difficult to identify long-range opportunities. We believe Eclipse Mid Cap Value Fund enjoys an advantage because of its disciplined quantitative, bottom-up approach, that seeks to identify relatively undervalued mid-cap stocks with strong operating characteristics.

We cannot predict where the markets will turn. But we can promise to consistently apply the Fund's disciplined quantitative process as we seek solid risk-adjusted returns over long periods. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                 ECLIPSE MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
                                                                 --------------------------            --------------------
12/27/94                                                                 $ 10000                            $ 10000
12/31/94                                                                   10000                              10000
12/95                                                                      12682                              13466
12/96                                                                      15523                              16000
12/97                                                                      20562                              20643
12/98                                                                      22690                              22729
12/99                                                                      22697                              26874
12/00                                                                      24021                              29092
10/31/01                                                                   23127                              24356

- ECLIPSE MID CAP VALUE FUND  --RUSSELL MIDCAP INDEX
Source: Lipper Inc., 10/31/01

THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 12/27/94.

                                                                          AVERAGE ANNUAL TOTAL RETURNS*
PERFORMANCE                                                                   AS OF OCTOBER 31, 2001
-------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
                                                                     ONE YEAR   FIVE YEARS       INCEPTION(+)
-------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund No-Load Class                               -2.36%     10.06%          13.02%
Average Lipper mid-cap value fund++                                     3.32      10.79           13.74
Russell Midcap Index(sec.)                                            -18.02       9.83           13.91

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                      TEN
                                                                     MONTHS
                                                                     ENDED
                               YEAR ENDED DECEMBER 31              OCTOBER 31
                 1995     1996     1997     1998     1999    2000     2001
                 ----     ----     ----     ----     ----    ----     ----
TOTAL RETURN*    26.82%  22.40%   32.46%   10.35%   0.04%   5.83%    -3.72%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+    The Fund's inception date was 12/27/94.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE MID CAP VALUE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

COMMON STOCKS (95.7%)+
                                    SHARES         VALUE
                                    -----------------------
AGRICULTURAL PRODUCTS (0.3%)
Universal Corp....................    4,600     $   148,764
                                                -----------
AUTO PARTS & EQUIPMENT (0.2%)
Lear Corp. (a) ...................    4,600         141,220
                                                -----------
AUTOMOBILES (0.6%)
AutoNation, Inc. (a) .............   35,500         365,295
                                                -----------
BANKS (8.7%)
AmSouth Bancorporation............   23,700         409,773
Associated Banc-Corp..............   11,900         409,598
Bank of America Corp. ............    7,700         454,223
Capitol Federal Financial.........    5,300         105,841
Community First Bankshares,
 Inc. ............................    5,500         132,110
Corus Bankshares, Inc. ...........    2,700         113,130
First Citizens BancShares, Inc.
 Class A..........................    1,300         122,200
First Tennessee National Corp. ...   14,000         483,700
Golden West Financial Corp. ......    3,400         165,240
Hibernia Corp. Class A............   19,000         288,800
Hudson United Bancorp.............    5,700         148,143
Independence Community Bank.......    6,400         155,648
KeyCorp...........................   20,600         437,956
North Fork Bancorporation,
 Inc. ............................   15,000         418,500
Roslyn Bancorp, Inc. .............    7,350         133,403
Southwest Bancorporation of Texas,
 Inc. (a) ........................    4,700         134,843
SunTrust Banks, Inc. .............    4,600         275,356
UnionBanCal Corp. ................   14,500         484,155
Westamerica Bancorporation........    1,600          58,464
                                                -----------
                                                  4,931,083
                                                -----------
BIOTECHNOLOGY (0.4%)
COR Therapeutics, Inc. (a) .......    4,200          94,626
Incyte Genomics, Inc. (a) ........    7,400         110,260
                                                -----------
                                                    204,886
                                                -----------
BUILDING MATERIALS (1.7%)
Lafarge North America Inc. .......   17,100         606,195
Sherwin-Williams Co. (The) .......   15,000         365,400
                                                -----------
                                                    971,595
                                                -----------
CHEMICALS (2.6%)
Airgas, Inc. (a) .................   12,600         169,470
Cabot Corp. ......................    4,500         150,750
PPG Industries, Inc. .............   11,700         571,311
Sigma-Aldrich Corp. ..............   15,600         585,312
                                                -----------
                                                  1,476,843
                                                -----------
COMMERCIAL & CONSUMER SERVICES (1.0%)
Apollo Group, Inc. Class A (a) ...    8,150         331,297
Covanta Energy Corp. (a) .........    9,400         122,388
Pittston Co. (The) ...............    7,500         144,375
                                                -----------
                                                    598,060
                                                -----------

                                     SHARES           VALUE
                                    -----------------------
COMMUNICATIONS--EQUIPMENT (0.3%)
Harris Corp. .....................    5,300     $   181,684
                                                -----------
COMPUTER SOFTWARE & SERVICES (4.0%)
Advent Software, Inc. (a) ........    3,100         119,567
Autodesk, Inc. ...................    6,000         199,320
Avant! Corp. (a) .................    3,100          31,341
BARRA, Inc. (a) ..................    2,500         115,625
First Data Corp. .................    9,800         662,186
Legato Systems, Inc. (a) .........    4,800          40,272
McAfee.com Corp. (a) .............    7,000         154,000
Network Associates, Inc. (a) .....   22,800         437,760
Novell, Inc. (a) .................   34,100         120,714
Renaissance Learning, Inc. (a) ...   10,400         340,184
RSA Security Inc. (a) ............    6,300          75,852
                                                -----------
                                                  2,296,821
                                                -----------
COMPUTER SYSTEMS (1.0%)
Lexmark International, Inc. (a) ..   12,600         563,850
                                                -----------
COMPUTERS--HARDWARE (0.4%)
National Instruments Corp. (a) ...    7,100         204,551
                                                -----------
CONSUMER PRODUCTS (0.7%)
Dial Corp. (The) .................   24,600         410,328
                                                -----------
CONTAINERS (0.4%)
Ball Corp. .......................    3,500         215,390
                                                -----------
COSMETICS/PERSONAL CARE (1.7%)
Avon Products, Inc. ..............    3,700         173,271
Gillette Co. (The) ...............    5,900         183,431
International Flavors & Fragrances
 Inc. ............................   20,600         587,306
                                                -----------
                                                    944,008
                                                -----------
ELECTRIC POWER COMPANIES (5.2%)
DPL Inc. .........................   34,300         788,900
Entergy Corp. ....................   17,100         664,335
Exelon Corp. .....................    2,400         100,968
Potomac Electric Power Co. .......   26,000         556,660
PPL Corp. ........................    5,700         194,655
UtiliCorp United Inc. ............   22,200         657,786
                                                -----------
                                                  2,963,304
                                                -----------
FINANCE (1.4%)
Astoria Financial Corp. ..........    1,900          98,971
Doral Financial Corp. ............    4,100         142,967
Investors Financial Services
 Corp. ...........................    2,100         111,090
MBIA Inc. ........................   10,000         460,600
                                                -----------
                                                    813,628
                                                -----------
FOOD (5.6%)
Flowers Foods, Inc. (a) ..........    2,900         120,350
Hershey Foods Corp. ..............    4,400         280,412
Hormel Foods Corp. ...............   47,500       1,140,000
Smithfield Foods, Inc. (a) .......   25,100         528,355

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                     SHARES           VALUE
                                    -----------------------
FOOD (CONTINUED)
Tyson Foods, Inc. Class A.........   19,100     $   186,989
Wrigley (Wm.) Jr. Co. ............   19,000         950,950
                                                -----------
                                                  3,207,056
                                                -----------
FOOD & HEALTH CARE DISTRIBUTORS (4.1%)
AmerisourceBergen Corp. ..........   13,528         859,840
Fleming Cos., Inc. ...............    4,400         106,040
McKesson Corp. ...................   19,500         721,305
SUPERVALU Inc. ...................   29,900         638,066
                                                -----------
                                                  2,325,251
                                                -----------
GOLD & PRECIOUS METALS MINING (0.6%)
Arch Coal, Inc. ..................    4,500          99,225
CONSOL Energy, Inc. ..............    8,600         237,360
                                                -----------
                                                    336,585
                                                -----------
HARDWARE & TOOLS (0.9%)
Black & Decker Corp. (The) .......   16,000         529,440
                                                -----------
HEALTH CARE--HMOS (2.7%)
Humana Inc. (a) ..................   59,600         688,380
UnitedHealth Group, Inc. .........   11,200         736,400
US Oncology, Inc. (a) ............   17,600          92,400
                                                -----------
                                                  1,517,180
                                                -----------
HEALTH CARE--MEDICAL PRODUCTS (0.2%)
Bausch & Lomb Inc. ...............    3,600         117,216
                                                -----------
HEALTH CARE--MISCELLANEOUS (6.0%)
Beverly Enterprises, Inc. (a) ....   16,300         122,087
Bristol-Myers Squibb Co. .........   10,200         545,190
Caremark Rx, Inc. (a) ............   30,000         402,000
Covance Inc. (a) .................   11,100         203,685
Express Scripts, Inc. (a) ........    8,400         343,896
Health Net, Inc. (a) .............   33,100         726,545
HEALTHSOUTH Corp. (a) ............   21,000         273,420
Oxford Health Plans, Inc. (a) ....   10,200         240,312
PacifiCare Health Systems, Inc.
 (a) .............................   16,600         274,896
Trigon Healthcare, Inc. (a) ......    2,200         135,058
Universal Health Services, Inc.
 Class B (a) .....................    3,000         121,170
                                                -----------
                                                  3,388,259
                                                -----------
HOMEBUILDING (1.2%)
Lennar Corp. .....................   15,200         551,152
NVR, Inc. (a) ....................      900         142,470
                                                -----------
                                                    693,622
                                                -----------
HOTEL/MOTEL (1.0%)
Carnival Corp. ...................   19,500         424,710
Choice Hotels International, Inc.
 (a) .............................    8,700         152,250
                                                -----------
                                                    576,960
                                                -----------
HOUSEHOLD--FURNISHINGS & APPLIANCES (1.7%)
Maytag Corp. .....................   13,400         373,592
Whirlpool Corp. ..................   10,100         596,102
                                                -----------
                                                    969,694
                                                -----------

                                     SHARES           VALUE
                                    -----------------------
HOUSEHOLD PRODUCTS (1.2%)
Procter & Gamble Co. (The) .......    9,100     $   671,398
                                                -----------
HOUSEWARES (1.2%)
Fortune Brands, Inc. .............   13,500         497,475
Newell Rubbermaid Inc. ...........    7,300         201,772
                                                -----------
                                                    699,247
                                                -----------
INSURANCE (3.4%)
Everest Re Group Ltd. ............    2,200         147,070
Loews Corp. ......................    9,300         472,440
MGIC Investment Corp. ............    3,000         155,220
PartnerRe Ltd. ...................    4,600         213,900
RenaissanceRe Holdings Ltd. ......    1,700         164,016
StanCorp Financial Group, Inc. ...    2,200          97,680
Torchmark Corp. ..................   18,500         685,055
                                                -----------
                                                  1,935,381
                                                -----------
INVESTMENT BANK/BROKERAGE (2.8%)
Bear Stearns Cos. Inc. (The) .....    9,897         534,438
Edwards (A.G.), Inc. .............    6,000         237,240
Federated Investors, Inc. Class
 B................................   13,650         356,265
Lehman Brothers Holdings Inc. ....    3,900         243,594
Waddell & Reed Financial, Inc.
 Class A..........................    8,000         203,920
                                                -----------
                                                  1,575,457
                                                -----------
LEISURE TIME (1.5%)
International Game Technology
 (a) .............................    9,000         459,450
Midway Games, Inc. (a) ...........   23,400         372,528
                                                -----------
                                                    831,978
                                                -----------
MANUFACTURING (0.6%)
American Standard Cos. Inc.
 (a) .............................    6,400         370,560
                                                -----------
METALS (0.2%)
Freeport-McMoRan Copper & Gold
 Inc. Class B (a) ................   10,200         113,220
                                                -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.5%)
Sempra Energy.....................   11,000         257,400
                                                -----------
OIL & GAS SERVICES (1.4%)
EOG Resources, Inc. ..............   18,000         636,660
XTO Energy Inc. ..................    8,700         156,600
                                                -----------
                                                    793,260
                                                -----------
OIL--INTEGRATED DOMESTIC (0.7%)
Sunoco, Inc. .....................   10,100         378,043
                                                -----------
PHOTOGRAPHY/IMAGING (0.7%)
Eastman Kodak Co. ................    8,600         219,902
IKON Office Solutions, Inc. ......   18,200         176,358
                                                -----------
                                                    396,260
                                                -----------
RAILROADS (1.0%)
Burlington Northern Santa Fe
 Corp. ...........................   21,100         566,957
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES           VALUE
                                    -----------------------
REAL ESTATE INVESTMENT/MANAGEMENT (2.7%)
Archstone-Smith Trust.............   20,000     $   484,000
Crescent Real Estate Equities
 Co. .............................   20,600         362,766
Public Storage, Inc. .............   15,900         522,951
Security Capital Group, Inc.
 Class B (a) .....................    8,400         157,080
                                                -----------
                                                  1,526,797
                                                -----------
RESTAURANTS (2.9%)
Applebee's International, Inc. ...    5,300         159,530
Brinker International, Inc.
 (a) .............................    6,000         152,400
Darden Restaurants, Inc. .........   19,900         637,198
Sonic Corp. (a) ..................    6,800         227,868
Tricon Global Restaurants, Inc.
 (a) .............................    9,200         465,428
                                                -----------
                                                  1,642,424
                                                -----------
RETAIL (10.6%)
Abercrombie & Fitch Co.
 Class A (a) .....................   11,100         208,902
Albertson's, Inc. ................    9,600         306,336
American Eagle Outfitters, Inc.
 (a) .............................    2,600          71,240
AutoZone, Inc. (a) ...............   14,600         854,538
Barnes & Noble, Inc. (a) .........    8,100         297,675
Dillard's, Inc. Class A...........   15,500         200,725
Kmart Corp. (a) ..................   17,700         108,501
Lands' End, Inc. (a) .............    2,600          83,304
Neiman Marcus Group, Inc. (The)
 Class A (a) .....................    2,500          66,625
Office Depot, Inc. (a) ...........   64,900         882,640
Penney (J.C.) Co., Inc. ..........   11,200         243,264
Rite Aid Corp. (a) ...............   38,900         214,728
Ross Stores, Inc. ................    9,900         309,870
Target Corp. .....................    8,700         271,005
Tech Data Corp. (a) ..............    5,500         234,795
TJX Companies, Inc. (The) ........   24,300         821,340
Toys 'R' Us, Inc. (a) ............   24,800         471,200
Walgreen Co. .....................    6,200         200,756
Winn-Dixie Stores, Inc. ..........   15,300         169,218
                                                -----------
                                                  6,016,662
                                                -----------
SHIPPING (0.4%)
Newport News Shipbuilding Inc. ...    3,400         235,280
                                                -----------

                                     SHARES           VALUE
                                    -----------------------
SHOES (1.8%)
NIKE, Inc. Class B................   21,200     $ 1,046,432
                                                -----------
SPECIALIZED SERVICES (1.6%)
Block (H&R), Inc. ................   21,200         722,496
Service Corporation
 International (a) ...............   25,200         160,524
                                                -----------
                                                    883,020
                                                -----------
SPECIALTY PRINTING (0.2%)
Deluxe Corp. .....................    2,800          98,000
                                                -----------
TEXTILES (1.2%)
Mohawk Industries, Inc. (a) ......   13,100         565,920
Tommy Hilfiger Corp. (a) .........   11,500         132,135
                                                -----------
                                                    698,055
                                                -----------
TOBACCO (3.4%)
Philip Morris Cos., Inc. .........   11,700         547,560
Reynolds (R.J.) Tobacco Holdings,
 Inc. ............................   12,300         689,292
UST Inc. .........................   21,500         722,615
                                                -----------
                                                  1,959,467
                                                -----------
TOYS (1.1%)
Hasbro, Inc. .....................   39,400         652,858
                                                -----------
Total Investments
 (Cost $51,897,366) (b) ..........     95.7%     54,440,729(c)
Cash and Other Assets, Less
 Liabilities......................      4.3       2,466,611
                                     ------     -----------
Net Assets........................    100.0%    $56,907,340
                                     ======     ===========

------------
(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c) At October 31, 2001 net unrealized appreciation was $2,543,363, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,378,631 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,835,268.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value (identified
   cost $51,897,366)...............................  $54,440,729
 Cash..............................................    2,851,850
 Receivables:
   Investment securities sold......................       57,171
   Dividends.......................................       42,487
   Fund shares sold................................          107
                                                     -----------
       Total assets................................   57,392,344
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................      296,909
   Fund shares redeemed............................      129,958
   Manager.........................................       26,761
   Transfer agent..................................        3,111
   Custodian.......................................        2,643
 Accrued expenses..................................       25,622
                                                     -----------
       Total liabilities...........................      485,004
                                                     -----------
 Net assets........................................  $56,907,340
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    34,923
 Additional paid-in capital........................   54,470,553
 Accumulated undistributed net investment income...      215,161
 Accumulated net realized loss on investments......     (356,660)
 Net unrealized appreciation on investments........    2,543,363
                                                     -----------
 Net assets........................................  $56,907,340
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $56,907,340
                                                     ===========
 Shares of capital stock outstanding...............    3,492,251
                                                     ===========
 Net asset value per share outstanding.............  $     16.30
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                           2001*          2000**
                                        ------------   ------------
INVESTMENT INCOME:
 Income:
   Dividends (a)......................  $   645,492    $   771,215
   Interest...........................      117,039        138,733
                                        -----------    -----------
       Total income...................      762,531        909,948
                                        -----------    -----------
 Expenses:
   Manager............................      472,267        589,317
   Professional.......................       40,592         20,799
   Transfer agent.....................       14,153         33,048
   Shareholder communication..........       13,348         12,090
   Registration.......................        7,456         17,648
   Directors..........................        4,857          2,429
   Custodian..........................        3,625         15,373
   Miscellaneous......................        7,549          5,642
                                        -----------    -----------
       Total expenses before
        reimbursement.................      563,847        696,346
   Expense reimbursement from
     Manager..........................      (18,116)            --
   Fees paid indirectly...............           --        (15,627)
                                        -----------    -----------
       Net expenses...................      545,731        680,719
                                        -----------    -----------
 Net investment income................      216,800        229,229
                                        -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized loss on investments.....     (100,432)      (257,261)
 Net change in unrealized appreciation
   (depreciation) on investments......   (2,534,456)     2,351,869
                                        -----------    -----------
 Net realized and unrealized gain
   (loss) on investments..............   (2,634,888)     2,094,608
                                        -----------    -----------
 Net increase (decrease) in net assets
   resulting from operations..........  $(2,418,088)   $ 2,323,837
                                        ===========    ===========

------------
  * The Fund changed its fiscal year end from December 31 to October 31. ** Certain amounts have been reclassified for comparative purposes.
 (a)  Dividends recorded net of foreign withholding taxes of $103 for 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 2001 through October 31, 2001* and the years ended December 31, 2000 and December 31, 1999

                                                                 2001*           2000           1999
                                                              ------------   ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    216,800   $    229,229   $    516,729
    Net realized gain (loss) on investments.................      (100,432)      (257,261)     7,274,847
    Net change in unrealized appreciation (depreciation) on
      investments...........................................    (2,534,456)     2,351,869     (8,247,636)
                                                              ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations............................................    (2,418,088)     2,323,837       (456,060)
                                                              ------------   ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................            --       (231,607)      (514,504)
    From net realized gain on investments:
      No-Load Class.........................................            --        (34,257)    (7,241,043)
                                                              ------------   ------------   ------------
        Total dividends and distributions to shareholders...            --       (265,864)    (7,755,547)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     7,521,137      8,863,963      9,634,173
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................            --        254,262      7,705,583
                                                              ------------   ------------   ------------
                                                                 7,521,137      9,118,225     17,339,756
    Cost of shares redeemed:
      No-Load Class.........................................   (15,596,344)   (26,839,084)   (50,590,012)
                                                              ------------   ------------   ------------
      Decrease in net assets derived from capital share
        transactions........................................    (8,075,207)   (17,720,859)   (33,250,256)
                                                              ------------   ------------   ------------
      Net decrease in net assets............................   (10,493,295)   (15,662,886)   (41,461,863)
NET ASSETS:
  Beginning of period.......................................    67,400,635     83,063,521    124,525,384
                                                              ------------   ------------   ------------
  End of period.............................................  $ 56,907,340   $ 67,400,635   $ 83,063,521
                                                              ============   ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $    215,161   $         --   $      2,225
                                                              ============   ============   ============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                     NO-LOAD CLASS
                                ---------------------------------------------------------------------------------------
                                 JANUARY 1, 2001                            YEAR ENDED DECEMBER 31
                                     THROUGH           ----------------------------------------------------------------
                                OCTOBER 31, 2001*        2000          1999          1998          1997          1996
                                -----------------      --------      --------      --------      --------      --------
Net asset value at beginning
 of period....................      $  16.93           $  16.06      $  17.73      $  17.76      $  13.49      $  12.31
                                    --------           --------      --------      --------      --------      --------
Net investment income.........          0.06               0.06          0.11          0.06          0.03          0.22
Net realized and unrealized
 gain (loss) on investments...         (0.69)              0.88         (0.13)         1.76          4.34          2.54
                                    --------           --------      --------      --------      --------      --------
Total from investment
 operations...................         (0.63)              0.94         (0.02)         1.82          4.37          2.76
                                    --------           --------      --------      --------      --------      --------
Less dividends and
 distributions:
From net investment income....            --              (0.06)        (0.11)        (0.06)        (0.03)        (0.23)
From net realized gain on
 investments..................            --              (0.01)        (1.54)        (1.79)        (0.07)        (1.35)
                                    --------           --------      --------      --------      --------      --------
Total dividends and
 distributions................            --              (0.07)        (1.65)        (1.85)        (0.10)        (1.58)
                                    --------           --------      --------      --------      --------      --------
Net asset value at end of
 period.......................      $  16.30           $  16.93      $  16.06      $  17.73      $  17.76      $  13.49
                                    ========           ========      ========      ========      ========      ========
Total investment return.......         (3.72%)(a)          5.83%         0.04%        10.35%        32.46%        22.40%
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income........          0.41%+             0.35%         0.51%         0.33%         0.36%         1.66%
 Net expenses.................          1.04%+             1.06%#        1.05%         0.98%         0.94%         0.90%
 Expenses (before
   reimbursement).............          1.07%+             1.06%#        1.05%         1.08%         1.14%         1.60%
Portfolio turnover rate.......            69%               114%           51%           81%           52%          102%
Net assets at end of period
 (in 000's)...................      $ 56,907           $ 67,401      $ 83,064      $124,525      $109,452      $  9,737

------------
 *   The Fund changed its fiscal year end from December 31 to October 31.
 +   Annualized.
 # Includes custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets.
(a)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

A combination of factors led to dramatic declines in the U.S. stock market during the first 10 months of 2001. Technology stocks continued their earlier weakness throughout most of the 10-month period. As other industries began to feel the effects, global economic activity slowed, corporate profits declined, and several companies announced earnings disappointments. The terrorist attacks on September 11, 2001, caused most stocks to fall even further. Among the hardest-hit sectors were airlines, hotels, technology, consumer durables, and energy. The long-ignored defense sector, on the other hand, recorded rapid and impressive gains. Many companies used the terrorist attacks as an opportunity to reassess their future earnings potential in light of new market realities. Although October saw a modest recovery, we still have a long way to go in fully restoring investor confidence.

From January through October 2001, the Federal Reserve took aggressive steps to stimulate the economy, support equity mar-kets, and avert a recession. In just 10 months, the Fed lowered the targeted federal funds rate nine times--for a total reduction of 4.00%. The full impact of these moves is still working its way into the economy. During the first 10 months of the year, small-cap value stocks as a whole provided positive returns, while their small-cap growth counterparts experienced substantial declines.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2001, Eclipse Small Cap Value Fund returned 3.66%. This compared favorably with the 3.09% return of the average Lipper(1) small-cap value fund over the same period. The Fund also outperformed the -10.41% return of the Russell 2000(R) Index(2) and the 0.24% return of the Russell 2000 Value Index(3) for the 10 months ended October 31, 2001.

The Fund outperformed the Russell 2000 Index, because growth stocks, which make up half the Index, were largely out of favor during the 10-month reporting period. The Fund outperformed the Russell 2000 Value Index because our disciplined stock selection process helped us find stronger-performing stocks during the reporting period.

INVESTMENT STRATEGIES

Throughout the 10-month reporting period, stock selection was based on the Fund's proprietary quantitative approach, which focuses on relative valuation and seeks companies with strong current operating results. Even in a difficult market, the Fund saw positive results from several of its equity holdings. None of the individual stocks mentioned in this report represented more than 2% of the Fund's portfolio during the reporting period.

Fleming, which distributes food and general merchandise to supermarkets and smaller grocery stores, was able to cut costs, streamline logistic operations, and win a large supply contract with Kmart. These moves generated strong earnings, which helped the stock more than double in price during the reporting period.

DRS Technologies provides defense electronic systems. The company benefited from strategic acquisitions and won a contract from Lockheed Martin prior to September 11, 2001. After the tragedy, the stock made substantial gains, finishing the 10-month reporting period more than 200% higher than where it began the year.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

Headwaters manufactures synthetic fuel. It also acquires and integrates businesses into its network of companies. We purchased the stock at $5 in March 2001. Since then, the company has made a strategic acquisition, repurchased stock, and improved per-share results, pushing its stock price to $12 at the end of October--more than twice the Fund's purchase price.

Landry's Restaurants owns and operates a variety of restaurant chains and benefited from its acquisition of Rainforest Cafe early in 2001. With strong revenue and earnings growth throughout the year, the stock price almost doubled in the first 10 months of 2001.

EMCOR Group provides mechanical and electrical construction and facilities services to companies around the world. New energy contracts helped the company provide record results. The stock price rose about 50% for the 10 months ended October 31, 2001.

Not all of the Fund's holdings provided positive returns. Titanium Metals saw its stock price plummet after September 11, 2001, because of the company's business relationship with the commercial aerospace industry. Carter-Wallace, which sells toiletries, proprietary drugs, pharmaceuticals, diagnostic specialties, and pet products, was split into two parts, which were each sold separately. Unfortunately, prior to the split, the stock had been trading higher than the acquisition value. MeriStar Hospitality is a hotel real estate investment trust with hotel and resort properties in the United States and Canada. The stock suffered a dramatic decline after September 11, 2001, due to the severe drop-off in domestic and international travel.

Since the Fund contains more than 300 stocks and none of its holdings represents more than 2% of the Fund's net assets, a decline in any single holding would have only a minor impact on overall Fund performance.

STOCK SELECTION AND WEIGHTINGS

Each stock in the Fund's portfolio is individually selected based on quantitative relative-value measures. When an industry faces a difficult business environment, several stocks may experience depressed valuations, creating several opportunities within a specific sector, even though we do not evaluate sectors on a top-down basis.

As a result of its individual stock selection process, the Fund saw two major shifts in its sector weightings. As interest-rates declined, we increased the Fund's exposure to finance-related companies, including small banks, insurance companies, brokerages, and REITS. The weighting rose from 14% of the Fund's portfolio in early January to over 30% at the end of the reporting period. As of October 31, 2001, the Fund was over-weighted in financial stocks relative to the Russell 2000 Index. The sector performed well over the 10-month reporting period.

Over the same period, the Fund saw a deterioration in operating results among technology companies and reduced its position in the technology sector from 12% of net assets to an underweighted position of about 2% at the end of October 2001. Given the weak performance of technology stocks, the weighting shift had a positive impact on the Fund's performance.

LOOKING AHEAD

The stock market generally dislikes uncertainty, yet it appears unavoidable for at least the near term. Eclipse Small Cap Value Fund is not concerned with market psychology, however, since we follow a disciplined quantitative, bottom-up approach, that seeks to identify relatively undervalued small-cap stocks with strong operating characteristics.

Although we cannot say where the markets are headed, we can promise to consistently apply the Fund's disciplined quantitative process as we seek solid risk-adjusted returns over full market cycles. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                ECLIPSE SMALL CAP VALUE FUND            RUSSELL 2000 INDEX
                                                                ----------------------------            ------------------
10/31/91                                                                 $ 10000                            $ 10000
92                                                                         12324                              10949
93                                                                         14422                              14499
94                                                                         13739                              14447
95                                                                         16444                              17099
96                                                                         21356                              19939
97                                                                         28468                              25788
98                                                                         29435                              22735
99                                                                         30333                              26117
00                                                                         27470                              30662
10/31/01                                                                   28476                              26767

- ECLIPSE SMALL CAP VALUE FUND  -- RUSSELL 2000 INDEX
Source: Lipper Inc., 10/31/01


THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 10/31/91.

                                                                       AVERAGE ANNUAL TOTAL RETURNS*
PERFORMANCE                                                               AS OF OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------
                                                                     ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund No-Load Class                              0.00%      7.67%       11.03%
Average Lipper small-cap value fund(+)                                  9.21      10.14        12.46
Russell 2000 Index(++)                                                -12.70       6.07        10.35

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                                                                         TEN
                                                                                                                        MONTHS
                                                            YEAR ENDED                                                  ENDED
                                                            DECEMBER 31                                               OCTOBER 31
                   1991     1992      1993      1994      1995      1996      1997        1998        1999       2000     2001
                   ----     ----      ----      ----      ----      ----      ----        ----        ----       ----     ----
TOTAL RETURN*      31.18%   19.38%    17.02%    -4.74%    19.69%    29.87%    33.30%      3.40%       3.05%      -9.44%   3.66%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

++ The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE SMALL CAP VALUE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

COMMON STOCKS (97.1%)+
                                    SHARES        VALUE
                                   ------------------------
AEROSPACE/DEFENSE (0.5%)
Curtiss-Wright Corp. ............     2,400    $    111,120
DRS Technologies, Inc. (a).......    10,100         407,535
                                               ------------
                                                    518,655
                                               ------------
AGRICULTURAL PRODUCTS (0.5%)
DIMON, Inc. .....................    78,100         488,125
                                               ------------
AIRLINES (0.2%)
Mesa Air Group, Inc. (a).........    35,000         187,250
                                               ------------
AIRPLANE LEASES (0.1%)
Willis Lease Finance Corp. (a)...    18,100          97,740
                                               ------------
ALUMINUM (0.4%)
Commonwealth Industries, Inc. ...    48,000         259,200
IMCO Recycling Inc. .............    30,000         189,300
                                               ------------
                                                    448,500
                                               ------------
AUTO PARTS & EQUIPMENT (1.2%)
Aftermarket Technology Corp.
 (a).............................    30,500         514,840
Dura Automotive Systems, Inc.
 (a).............................    34,200         260,604
Lear Corp. (a)...................    10,400         319,280
Standard Motor Products, Inc. ...    13,000         150,280
                                               ------------
                                                  1,245,004
                                               ------------
AUTOMOBILES (0.1%)
AutoNation, Inc. (a).............    13,300         136,857
                                               ------------
BANKS (17.1%)
Admiralty Bancorp, Inc. Class B
 (a).............................    10,100         196,950
Ambanc Holding Co., Inc. ........    10,600         224,826
American Financial Holdings,
 Inc. ...........................    17,000         431,460
AmSouth Bancorporation...........     6,500         112,385
Andover Bancorp, Inc. ...........     9,700         481,605
Associated Banc-Corp.............     3,300         113,586
Bank of America Corp. ...........     1,400          82,586
BankAtlantic Bancorp, Inc. Class
 A...............................    48,500         392,850
BankUnited Financial Corp. Class
 A (a)...........................    33,400         487,640
Berkshire Hills Bancorp, Inc. ...     8,400         159,600
Brookline Bancorp, Inc. .........    22,300         337,845
Capital Crossing Bank (a)........    12,200         244,000
Capitol Federal Financial........    10,100         201,697
Cathay Bancorp, Inc. ............     1,500          88,350
CCBT Financial Cos., Inc. .......    14,400         337,392
Central Coast Bancorp (a)........    11,000         219,890
Century Bancorp, Inc. Class A....    12,000         244,200
CFS Bancorp, Inc. ...............    32,000         430,080
Charter Municipal Mortgage
 Acceptance Co. .................    14,100         223,062
Coastal Bancorp, Inc. ...........    10,800         321,300
Community Bank System, Inc. .....     7,800         211,770
Community First Bankshares,
 Inc. ...........................    11,200         269,024

                                    SHARES        VALUE
                                   ------------------------
BANKS (CONTINUED)
Community Savings
 Bankshares, Inc. ...............    12,200    $    227,042
Corus Bankshares, Inc. ..........     9,900         414,810
EverTrust Financial Group,
 Inc. ...........................    13,300         201,229
Fidelity Bankshares, Inc. .......    44,121         657,403
First BanCorp....................     8,700         238,989
First Citizens BancShares, Inc.
 Class A.........................     3,400         319,600
First Defiance Financial
 Corp. ..........................    11,500         153,065
First of Long Island Corp.
 (The)...........................     2,200          87,450
First Place Financial Corp. .....    16,400         255,840
First Tennessee National
 Corp. ..........................     4,200         145,110
FIRSTFED AMERICA BANCORP, INC. ..     9,000         146,700
FirstFed Financial Corp. (a).....     9,300         206,832
Flagstar Bancorp, Inc. ..........    16,100         403,305
FloridaFirst Bancorp, Inc. ......    13,600         207,400
Granite State Bankshares,
 Inc. ...........................     8,200         178,145
Hanmi Financial Corp. (a)........    18,150         245,025
Hawthorne Financial Corp. (a)....    16,000         320,000
Hibernia Corp. Class A...........     5,300          80,560
Hudson United Bancorp............    10,900         283,291
IBERIABANK Corp. ................     9,700         268,981
Independence Community Bank......    13,100         318,592
Interchange Financial
 Services Corp. .................    12,000         224,940
ITLA Capital Corp. (a)...........    13,200         246,708
KeyCorp..........................     7,600         161,576
Klamath First Bancorp, Inc. .....    18,700         242,165
Lincoln Bancorp..................    12,200         183,000
Local Financial Corp. (a)........    15,500         191,425
MAF Bancorp, Inc. ...............    10,500         294,000
Main Street Banks, Inc. .........     8,000         132,000
Merchants Bancshares, Inc. ......     8,500         282,200
MetroCorp Bancshares, Inc. ......    14,300         156,442
Nara Bancorp, Inc. (a)...........    10,700         189,390
North Fork Bancorporation,
 Inc. ...........................     4,500         125,550
Northrim Bank....................    16,100         225,400
OceanFirst Financial Corp. ......    13,300         324,919
Parkvale Financial Corp. ........     8,500         190,825
Port Financial Corp. ............    12,300         313,650
Provident Financial
 Holdings, Inc. (a)..............     7,900         172,220
Quaker City Bancorp, Inc. (a)....    10,600         321,074
Redwood Empire Bancorp...........       600          15,000
Republic Bancshares, Inc. (a)....    12,100         172,425
Roslyn Bancorp, Inc. ............    18,450         334,867
Seacoast Financial Services
 Corp. ..........................    24,200         363,000
Staten Island Bancorp, Inc. .....    11,800         341,492
Sterling Bancorp.................    12,500         335,000
Sterling Financial Corp. (a).....    12,700         184,785
Suffolk Bancorp..................     2,900         127,194
SunTrust Banks, Inc. ............     1,400          83,804
S.Y. Bancorp, Inc. ..............     7,500         247,500
Troy Financial Corp. ............    12,200         265,960

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
BANKS (CONTINUED)
UnionBanCal Corp. ...............     3,000    $    100,170
Wintrust Financial Corp. ........    18,900         538,272
WSFS Financial Corp. ............    11,700         210,015
                                               ------------
                                                 18,468,435
                                               ------------
BIOTECHNOLOGY (0.8%)
COR Therapeutics, Inc. (a).......    10,900         245,577
Incyte Genomics, Inc. (a)........    10,600         157,940
Serologicals Corp. (a)...........    26,800         473,020
                                               ------------
                                                    876,537
                                               ------------
BROADCAST/MEDIA (0.3%)
Cumulus Media Inc. Class A (a)...    45,000         299,700
                                               ------------
BUILDING MATERIALS (0.7%)
Genlyte Group Inc. (The) (a).....    13,900         372,520
International Aluminum Corp. ....    10,900         245,795
Lafarge North America Inc. ......     3,700         131,165
                                               ------------
                                                    749,480
                                               ------------
CHEMICALS (1.5%)
Airgas, Inc. (a).................    46,700         628,115
International Specialty
 Products Inc. (a)...............    16,600         133,630
Octel Corp. (a)..................    12,700         243,459
PPG Industries, Inc. ............     3,400         166,022
Sigma-Aldrich Corp. .............     5,100         191,352
Terra Industries Inc. (a)........   131,200         295,200
                                               ------------
                                                  1,657,778
                                               ------------
COMMERCIAL & CONSUMER SERVICES (2.1%)
Angelica Corp. ..................    26,800         246,560
Covanta Energy Corp. (a).........    23,100         300,762
IT Group, Inc. (The) (a).........    50,800         177,292
McGrath RentCorp.................    12,900         325,725
Modis Professional
 Services, Inc. (a)..............    59,900         313,876
Pittston Co. (The)...............    16,700         321,475
Stewart Enterprises, Inc. Class A
 (a).............................    57,100         346,026
Sylvan Learning Systems, Inc.
 (a).............................    11,500         257,600
                                               ------------
                                                  2,289,316
                                               ------------
COMPUTER SOFTWARE & SERVICES (1.6%)
Advent Software, Inc. (a)........     2,300          88,711
Autodesk, Inc. ..................    11,400         378,708
First Data Corp. ................     2,700         182,439
Legato Systems, Inc. (a).........    12,000         100,680
McAfee.com Corp. (a).............    10,100         222,200
Renaissance Learning, Inc. (a)...    11,100         363,081
RSA Security Inc. (a)............    15,000         180,600
Tyler Technologies, Inc. (a).....    35,300         121,785
Xanser Corp. (a).................    68,000         136,000
                                               ------------
                                                  1,774,204
                                               ------------

                                    SHARES        VALUE
                                   ------------------------
COMPUTER SYSTEMS (0.5%)
Intergraph Corp. (a).............    34,600    $    370,220
Lexmark International, Inc.
 (a).............................     3,600         161,100
                                               ------------
                                                    531,320
                                               ------------
CONSTRUCTION & HOUSING (1.7%)
Beazer Homes USA, Inc. (a).......    13,400         611,978
Meritage Corp. (a)...............    14,100         621,810
Perini Corp. (a).................     9,100          66,430
William Lyon Homes, Inc. (a).....    42,400         556,288
                                               ------------
                                                  1,856,506
                                               ------------
CONSUMER PRODUCTS (0.4%)
Dial Corp. (The).................    14,000         233,520
Mayor's Jewelers, Inc. (a).......   138,800         198,484
                                               ------------
                                                    432,004
                                               ------------
CONTAINERS (0.4%)
Ball Corp. ......................     3,700         227,698
Graphic Packaging
 International Corp. (a).........    35,600         184,052
                                               ------------
                                                    411,750
                                               ------------
COSMETICS/PERSONAL CARE (0.4%)
Elizabeth Arden, Inc. (a)........    10,900         143,771
International Flavors &
 Fragrances Inc. ................     5,700         162,507
NBTY, Inc. (a)...................    18,000         153,540
                                               ------------
                                                    459,818
                                               ------------
ELECTRIC POWER COMPANIES (1.0%)
DPL, Inc. .......................     6,200         142,600
Entergy Corp. ...................     4,500         174,825
Green Mountain Power Corp. ......    29,200         479,464
Potomac Electric Power Co. ......     7,200         154,152
UtiliCorp United Inc. ...........     5,600         165,928
                                               ------------
                                                  1,116,969
                                               ------------
ELECTRICAL EQUIPMENT (0.1%)
MagneTek, Inc. (a)...............    12,300         106,395
                                               ------------
ENGINEERING & CONSTRUCTION (1.0%)
Baker (Michael) Corp. (a)........    35,800         479,004
EMCOR Group, Inc. (a)............    14,700         575,064
                                               ------------
                                                  1,054,068
                                               ------------
ENTERTAINMENT (0.3%)
AMC Entertainment, Inc. (a)......     4,000          48,000
Hollywood Entertainment Corp.
 (a).............................    19,800         318,582
                                               ------------
                                                    366,582
                                               ------------
FINANCE (1.3%)
Doral Financial Corp. ...........     9,800         341,726
First Essex Bancorp, Inc. .......    16,900         444,470
Investors Financial Services
 Corp. ..........................     4,400         232,760
MBIA Inc. .......................     2,500         115,150
Resource Bancshares Mortgage
 Group, Inc. ....................    33,200         289,172
                                               ------------
                                                  1,423,278
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
FOOD (1.1%)
Flowers Foods, Inc. (a)..........     5,600    $    232,400
Hormel Foods Corp. ..............     8,600         206,400
Sanderson Farms, Inc. ...........    31,500         422,100
Smithfield Foods, Inc. (a).......     7,200         151,560
Wrigley (Wm.) Jr. Co. ...........     3,600         180,180
                                               ------------
                                                  1,192,640
                                               ------------
FOOD & HEALTH CARE DISTRIBUTORS (1.5%)
AmerisourceBergen Corp. .........     5,435         345,449
Fleming Cos., Inc. ..............    21,800         525,380
McKesson Corp. ..................     5,500         203,445
Nash-Finch Co. ..................    16,100         371,105
SUPERVALU Inc. ..................     6,000         128,040
                                               ------------
                                                  1,573,419
                                               ------------
HARDWARE & TOOLS (0.2%)
Black & Decker Corp. (The).......     6,200         205,158
                                               ------------
HEALTH CARE--HMOS (0.7%)
Humana Inc. (a)..................    32,400         374,220
UnitedHealth Group, Inc. ........     2,900         190,675
US Oncology, Inc. (a)............    40,300         211,575
                                               ------------
                                                    776,470
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS (0.8%)
Bausch & Lomb Inc. ..............     3,400         110,704
Edwards Lifesciences Corp. (a)...     6,600         167,640
Schein (Henry), Inc. (a).........     7,700         259,875
Sola International Inc. (a)......    22,100         353,158
                                               ------------
                                                    891,377
                                               ------------
HEALTH CARE--MISCELLANEOUS (3.9%)
Beverly Enterprises, Inc. (a)....    60,100         450,149
Bristol-Myers Squibb Co. ........     2,800         149,660
Covance Inc. (a).................    21,900         401,865
Express Scripts, Inc. (a)........     4,000         163,760
Gentiva Health Services, Inc.
 (a).............................    23,300         396,100
Health Net, Inc. (a).............     6,900         151,455
LTC Properties, Inc. (a).........    39,700         222,320
National Health Investors, Inc.
 (a).............................    21,700         303,583
PlanVista Corp. (a)..............    61,400         337,700
QuadraMed Corp. (a)..............    84,000         439,320
Senior Housing Properties
 Trust...........................    20,400         259,080
Sierra Health Services, Inc.
 (a).............................    64,300         475,820
Universal Health Realty
 Income Trust....................    17,900         447,142
                                               ------------
                                                  4,197,954
                                               ------------
HOMEBUILDING (3.1%)
Champion Enterprises, Inc. (a)...    52,000         458,120
Crossmann Communities, Inc. .....    14,700         404,250
Hovnanian Enterprises, Inc. Class
 A (a)...........................    35,900         420,030
Lennar Corp. ....................     5,600         203,056
M/I Schottenstein Homes, Inc. ...       800          29,560
M.D.C. Holdings, Inc. ...........     3,800         101,346
Newmark Homes Corp. .............    10,400         104,000

                                    SHARES        VALUE
                                   ------------------------
HOMEBUILDING (CONTINUED)
NVR, Inc. (a)....................     3,400    $    538,220
Ryland Group, Inc. (The).........    11,400         609,900
Schuler Homes, Inc. Class A
 (a).............................    24,600         400,488
Standard Pacific Corp. ..........     5,300          96,725
                                               ------------
                                                  3,365,695
                                               ------------
HOTEL/MOTEL (1.3%)
Carnival Corp. ..................     5,800         126,324
Choice Hotels
 International, Inc. (a).........    16,800         294,000
Crestline Capital Corp. (a)......    15,500         447,950
MTR Gaming Group, Inc. (a).......    30,400         322,240
Prime Hospitality Corp. (a)......    11,000         100,980
Wyndham International, Inc. Class
 A (a)...........................   124,600          80,990
                                               ------------
                                                  1,372,484
                                               ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.5%)
Maytag Corp. ....................     5,200         144,976
Stanley Furniture Co., Inc.
 (a).............................     8,700         232,290
Whirlpool Corp. .................     3,300         194,766
                                               ------------
                                                    572,032
                                               ------------
HOUSEHOLD PRODUCTS (0.6%)
Chattem, Inc. (a)................    24,800         396,800
Procter & Gamble Co. (The).......     2,700         199,206
                                               ------------
                                                    596,006
                                               ------------
HOUSEWARES (0.3%)
Applica Inc. (a).................    25,200         186,480
Fortune Brands, Inc. ............     5,000         184,250
                                               ------------
                                                    370,730
                                               ------------
INSURANCE (3.7%)
AmerUs Group Co. ................    11,600         351,132
Arch Capital Group Ltd. (a)......     8,300         195,050
Capitol Transamerica Corp. ......    11,700         190,710
EMC Insurance Group Inc. ........     1,300          18,486
Financial Industries Corp. ......    20,900         274,835
Kansas City Life Insurance
 Co. ............................     2,900         107,851
Loews Corp. .....................     2,200         111,760
Midland Co. (The)................     1,000          36,750
MIIX Group, Inc. (The)...........    11,500         127,075
National Western Life
 Insurance Co. Class A (a).......     1,100         112,200
Navigators Group, Inc. (a).......    12,600         248,850
NYMAGIC, Inc. ...................     9,400         173,712
PXRE Group Ltd. .................    12,500         160,000
RenaissanceRe Holdings Ltd. .....     1,200         115,776
StanCorp Financial Group,
 Inc. ...........................     5,500         244,200
Torchmark Corp. .................     3,700         137,011
Triad Guaranty, Inc. (a).........    12,800         421,760
UICI (a).........................    34,500         522,675
Vesta Insurance Group, Inc. .....    37,000         471,380
                                               ------------
                                                  4,021,213
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
INTERNET SOFTWARE & SERVICES (0.6%)
Expedia, Inc. Class A (a)........     5,300    $    155,873
Overture Services, Inc. (a)......     8,800         231,880
RealNetworks, Inc. (a)...........    27,500         155,925
SonicWALL, Inc. (a)..............     9,800         139,160
                                               ------------
                                                    682,838
                                               ------------
INVESTMENT BANK/BROKERAGE (0.1%)
Bear Stearns Cos. Inc. (The).....     2,876         155,304
                                               ------------
INVESTMENT COMPANIES (3.1%)
iShares Russell 2000 Index
 Fund............................     9,100         774,410
iShares Russell 2000 Value Index
 Fund............................     8,000         912,000
iShares S&P SmallCap 600 Index
 Fund............................     8,200         826,232
iShares S&P SmallCap 600/BARRA
 Value Index Fund................    10,900         811,178
                                               ------------
                                                  3,323,820
                                               ------------
LEISURE TIME (2.0%)
Ambassadors International, Inc.
 (a).............................    14,500         210,975
Argosy Gaming Co. (a)............    11,600         336,748
GTECH Holdings Corp. (a).........     5,800         231,420
Huffy Corp. (a)..................    17,600         106,304
International Game Technology
 (a).............................     3,500         178,675
Midway Games, Inc. (a)...........    43,600         694,112
SCP Pool Corp. (a)...............    10,400         241,696
Travelocity.com Inc. (a).........    12,300         179,457
                                               ------------
                                                  2,179,387
                                               ------------
MACHINERY (0.8%)
Actuant Corp. Class A (a)........    17,300         459,142
CTB International Corp. (a)......     9,100          97,734
Hardinge, Inc. ..................     2,200          20,570
Lufkin Industries, Inc. .........    10,800         292,140
                                               ------------
                                                    869,586
                                               ------------
MANUFACTURING (1.9%)
AMCOL International Corp. .......    64,200         362,730
AZZ Inc. ........................    13,100         255,450
ESCO Technologies Inc. (a).......    17,700         491,352
Kaman Corp. Class A..............    16,000         216,480
Lawson Products, Inc. ...........     9,900         244,035
Penn Engineering & Manufacturing
 Corp. ..........................     6,500         112,385
TransTechnology Corp. (a)........    24,500         268,520
Watts Industries, Inc. Class A...     8,500         117,725
                                               ------------
                                                  2,068,677
                                               ------------
METALS (1.9%)
Chase Industries, Inc. (a).......    31,400         268,156
CIRCOR International, Inc. ......    24,000         423,600
Freeport-McMoRan Copper & Gold
 Inc. Class B (a)................    28,200         313,020

                                    SHARES        VALUE
                                   ------------------------
METALS (CONTINUED)
Ryerson Tull, Inc. ..............    30,400    $    349,600
Titanium Metals Corp. (a)........    61,600         194,040
USEC Inc. .......................    81,300         532,515
                                               ------------
                                                  2,080,931
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.4%)
Eastern American Natural Gas
 Trust...........................    22,400         425,600
El Paso Electric Co. (a).........     8,100         110,160
Southwestern Energy Co. (a)......    44,300         522,740
UGI Corp. .......................    11,000         317,900
Western Gas Resources, Inc. .....     3,600         115,992
                                               ------------
                                                  1,492,392
                                               ------------
OIL & GAS SERVICES (6.1%)
Carrizo Oil & Gas, Inc. (a)......    26,300         131,566
Chesapeake Energy Corp. (a)......    16,300         118,175
Comstock Resources, Inc. (a).....    22,700         172,066
Cross Timbers Royalty Trust......    27,800         522,640
EOG Resources, Inc. .............     4,200         148,554
Giant Industries, Inc. (a).......    25,200         230,580
Holly Corp. .....................    25,400         467,614
Howell Corp. ....................    10,700         125,190
Hugoton Royalty Trust............     9,900         110,979
KCS Energy, Inc. (a).............    66,200         231,700
Magnum Hunter Resources, Inc.
 (a).............................    21,500         236,285
Meridian Resources Corp. (The)
 (a).............................    39,000         166,140
Penn Virginia Corp. .............    17,100         658,350
Petroleum Development Corp. (a)..    18,900         115,668
Plains Resources, Inc. (a).......    17,200         469,560
Quicksilver Resources Inc. (a)...    30,900         449,595
Remington Oil and Gas Corp. (a)..    34,900         600,280
Sabine Royalty Trust.............    10,900         241,762
Santa Fe Energy Trust (b)........    19,400         434,172
St. Mary Land & Exploration
 Co. ............................     5,900         120,773
Swift Energy Co. (a).............     4,600         108,790
Tesoro Petroleum Corp. (a).......    17,000         224,740
World Fuel Services Corp. .......    32,500         492,375
                                               ------------
                                                  6,577,554
                                               ------------
OIL--INTEGRATED DOMESTIC (1.9%)
BP Prudhoe Royalty Trust.........    33,700         463,038
Dominion Resources Black Warrior
 Trust...........................    13,500         262,980
LL&E Royalty Trust...............    35,500         113,600
North European Oil Royalty
 Trust...........................    23,400         455,130
San Juan Basin Royalty Trust.....    19,900         227,855
Torch Energy Royalty Trust.......    29,600         210,752
Williams Coal Seam Gas Royalty
 Trust...........................    21,800         349,454
                                               ------------
                                                  2,082,809
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
PHOTOGRAPHY/IMAGING (0.5%)
Eastman Kodak Co. ...............     2,400    $     61,368
IKON Office Solutions, Inc. .....    44,900         435,081
                                               ------------
                                                    496,449
                                               ------------
PUBLISHING (0.7%)
Courier Corp. ...................     9,000         225,000
Donnelley (R.H.) Corp. (a).......    20,000         528,000
                                               ------------
                                                    753,000
                                               ------------
RAILROADS (1.1%)
Burlington Northern Santa Fe
 Corp. ..........................     7,800         209,586
Genesee & Wyoming, Inc. Class A
 (a).............................    22,700         611,765
Kansas City Southern Industries,
 Inc. (a)........................    30,200         377,500
                                               ------------
                                                  1,198,851
                                               ------------
REAL ESTATE INVESTMENT/MANAGEMENT (8.2%)
Acadia Realty Trust..............    17,700         110,448
Agree Realty Corp. ..............     8,500         161,500
American Land Lease, Inc. .......     9,600         121,344
Anthracite Capital, Inc. ........    73,800         733,572
Archstone-Smith Trust............     5,000         121,000
Bedford Property Investors,
 Inc. ...........................    16,800         343,728
Capstead Mortgage Corp. .........     9,900         280,368
Captec Net Lease Realty, Inc. ...    16,300         192,340
Commercial Net Lease Realty......    24,500         317,765
Consolidated-Tomoka Land Co. ....    12,300         231,240
Corporate Office Properties
 Trust...........................    38,600         426,530
Correctional Properties Trust....    13,500         222,750
Crescent Real Estate Equities
 Co. ............................     7,600         133,836
Entertainment Properties Trust...    16,900         282,230
FBR Asset Investment Corp. ......     5,600         125,440
Impac Mortgage Holdings, Inc. ...    28,500         209,475
Insignia Financial Group, Inc.
 (a).............................    23,900         224,660
IRT Property Co. ................    30,600         326,196
Kramont Realty Trust.............    17,700         221,073
La Quinta Properties, Inc. (a)...    70,100         375,035
LaSalle Hotel Properties.........    10,800          88,560
LNR Property Corp. ..............    12,000         330,600
MeriStar Hospitality Corp. ......    18,000         171,000
Pan Pacific Retail Properties,
 Inc. ...........................    13,600         377,400
Public Storage, Inc. ............     4,800         157,872
RAIT Investment Trust............    19,100         318,970
Redwood Trust, Inc. .............    18,000         444,600
RFS Hotel Investors, Inc. .......    10,400          96,200
Security Capital Group, Inc.
 Class B (a).....................    34,300         641,410
Smith (Charles E.) Residential
 Realty, Inc. ...................     8,300         393,835
St. Joe Co. (The)................     6,500         167,310
Summit Properties, Inc. .........     9,400         212,910
Thornburg Mortgage, Inc. ........    17,500         311,150
                                               ------------
                                                  8,872,347
                                               ------------
RESTAURANTS (2.8%)
Applebee's International,
 Inc. ...........................    10,900         328,090

                                    SHARES        VALUE
                                   ------------------------
RESTAURANTS (CONTINUED)
Champps Entertainment, Inc.
 (a).............................    30,700    $    219,198
CKE Restaurants, Inc. (a)........    70,200         505,440
Darden Restaurants, Inc. ........     5,800         185,716
Dave & Buster's, Inc. (a)........    25,600         171,520
Landry's Restaurants, Inc. ......    27,000         473,850
Lone Star Steakhouse & Saloon,
 Inc. ...........................    18,300         237,168
Sonic Corp. (a)..................    10,100         338,451
Triarc Cos., Inc. (a)............    23,100         533,610
                                               ------------
                                                  2,993,043
                                               ------------
RETAIL (3.3%)
Abercrombie & Fitch Co. Class A
 (a).............................     2,400          45,168
Albertson's, Inc. ...............     2,900          92,539
American Eagle Outfitters, Inc.
 (a).............................     4,100         112,340
AutoZone, Inc. (a)...............     3,000         175,590
Barnes & Noble, Inc. (a).........     2,200          80,850
Building Materials Holding Corp.
 (a).............................    12,600         151,200
Christopher & Banks Corp. (a)....     3,300         108,735
Circuit City Stores, Inc.-CarMax
 Group (a).......................    27,600         505,080
Dillard's, Inc. Class A..........     5,700          73,815
Friedman's Inc. Class A..........    14,100         101,520
Gart Sports Co. (a)..............    12,900         232,200
Hancock Fabrics, Inc. ...........    24,900         292,575
Lands' End, Inc. (a).............     6,300         201,852
Marsh Supermarkets, Inc. Class
 B...............................     6,400          83,200
Office Depot, Inc. (a)...........     9,900         134,640
Penney (J.C.) Co., Inc. .........     3,500          76,020
Pep Boys-Manny, Moe & Jack
 (The)...........................    24,000         282,000
Ross Stores, Inc. ...............     2,700          84,510
ShopKo Stores, Inc. (a)..........    17,300         149,645
Syms Corp. (a)...................    18,700          92,939
Target Corp. ....................     5,100         158,865
TJX Cos., Inc. (The).............     2,900          98,020
Toys 'R' Us, Inc. (a)............     5,200          98,800
United Auto Group, Inc. (a)......     8,100         129,600
Winn-Dixie Stores, Inc. .........     2,900          32,074
                                               ------------
                                                  3,593,777
                                               ------------
SHIPPING (0.5%)
Newport News Shipbuilding
 Inc. ...........................     7,000         484,400
                                               ------------
SHOES (0.3%)
Maxwell Shoe Co., Inc. Class A
 (a).............................    25,300         359,007
                                               ------------
SPECIALIZED SERVICES (2.2%)
Aegis Realty, Inc. ..............    12,200         135,298
AHL Services, Inc. (a)...........    33,800          49,686
Block (H&R), Inc. ...............     7,600         259,008
Carriage Services, Inc. Class A
 (a).............................    75,400         451,646
Century Business Services, Inc.
 (a).............................    78,200         139,196
Healthcare Services Group, Inc.
 (a).............................    36,500         324,120

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
SPECIALIZED SERVICES (CONTINUED)
Racing Champions Corp. (a).......    40,400    $    360,368
Resource America, Inc. Class A...    24,200         232,562
Service Corporation International
 (a).............................    57,800         368,186
                                               ------------
                                                  2,320,070
                                               ------------
SPECIALTY PRINTING (0.3%)
Consolidated Graphics, Inc (a)...    17,500         287,000
Deluxe Corp. ....................       800          28,000
                                               ------------
                                                    315,000
                                               ------------
STEEL (0.6%)
Oregon Steel Mills, Inc. (a).....    49,400         195,130
Steel Technologies Inc. .........    19,700         149,129
WHX Corp. (a)....................   164,100         272,406
                                               ------------
                                                    616,665
                                               ------------
TEXTILES (1.3%)
Fab Industries, Inc. ............    11,700         158,828
Mohawk Industries, Inc. (a)......     5,200         224,640
OshKosh B'Gosh, Inc. Class A.....    15,500         538,470
Phillips-Van Heusen Corp. .......    11,200          95,648
Tommy Hilfiger Corp. (a).........    27,000         310,230
                                               ------------
                                                  1,327,816
                                               ------------
TOBACCO (1.4%)
Philip Morris Cos., Inc. ........     3,200         149,760
Reynolds (R.J.) Tobacco
 Holdings, Inc. .................     3,000         168,120
Standard Commercial Corp. .......    30,500         567,300
UST Inc. ........................     5,700         191,577
Vector Group Ltd. ...............    11,900         483,259
                                               ------------
                                                  1,560,016
                                               ------------
TOYS (0.2%)
Hasbro, Inc. ....................    12,100         200,497
                                               ------------

                                    SHARES        VALUE
                                   ------------------------
TRANSPORTATION (0.6%)
Consolidated Freightways Corp.
 (a).............................    41,000    $    172,200
Covenant Transport, Inc. Class A
 (a).............................    16,400         221,400
Maritrans Inc. ..................    23,600         228,920
                                               ------------
                                                    622,520
                                               ------------
TRUCKERS (0.7%)
Arkansas Best Corp. (a)..........    33,900         797,328
                                               ------------
WASTE MANAGEMENT (0.7%)
Headwaters Inc. (a)..............    51,900         636,294
U S Liquids Inc. (a).............    31,700         158,500
                                               ------------
                                                    794,794
                                               ------------
Total Investments
 (Cost $100,188,585) (c).........      97.1%    104,950,327(d)
Cash and Other Assets,
 Less Liabilities................       2.9       3,154,447
                                    -------    ------------
Net Assets.......................     100.0%   $108,104,774
                                    =======    ============

------------
(a)  Non-income producing security.
(b) 19,400 units--each unit reflects $1,000 principal amount of zero coupon United States Treasury obligation plus one unit of undivided beneficial interest in the Trust.
(c)  The cost for federal income tax purposes is $100,345,101.
(d) At October 31, 2001 net unrealized appreciation was $4,605,226, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $14,356,708 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,751,482.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value (identified
   cost $100,188,585).............................  $104,950,327
 Cash.............................................     2,909,101
 Receivables:
   Investment securities sold.....................       514,381
   Fund shares sold...............................       339,788
   Dividends......................................        86,034
                                                    ------------
       Total assets...............................   108,799,631
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................       371,496
   Fund shares redeemed...........................       148,249
   Manager........................................        93,620
   Shareholder communication......................        29,458
   Transfer agent.................................        13,679
   Custodian......................................         8,412
 Accrued expenses.................................        29,943
                                                    ------------
       Total liabilities..........................       694,857
                                                    ------------
 Net assets.......................................  $108,104,774
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class..................................  $     97,902
 Additional paid-in capital.......................   107,861,181
 Accumulated undistributed net investment
   income.........................................       817,302
 Accumulated net realized loss on investments.....    (5,433,353)
 Net unrealized appreciation on investments.......     4,761,742
                                                    ------------
 Net assets.......................................  $108,104,774
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $108,104,774
                                                    ============
 Shares of capital stock outstanding..............     9,790,200
                                                    ============
 Net asset value per share outstanding............  $      11.04
                                                    ============

STATEMENT OF OPERATIONS
For the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                          2001*          2000**
                                      -------------   -------------
INVESTMENT INCOME:
 Income:
   Dividends (a)....................  $  2,073,260    $  2,115,229
   Interest.........................        97,148         281,844
                                      ------------    ------------
       Total income.................     2,170,408       2,397,073
                                      ------------    ------------
 Expenses:
   Manager..........................     1,175,953       2,024,083
   Professional.....................        58,756          54,341
   Custodian........................        33,267          49,566
   Transfer agent...................        27,921         159,667
   Shareholder communication........        17,650         115,721
   Registration.....................        12,001          21,653
   Directors........................        11,079           7,695
   Miscellaneous....................        16,479          16,878
                                      ------------    ------------
       Total expenses...............     1,353,106       2,449,604
   Fees paid indirectly.............            --         (37,777)
                                      ------------    ------------
       Net expenses.................     1,353,106       2,411,827
                                      ------------    ------------
 Net investment income (loss).......       817,302         (14,754)
                                      ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on
   investments......................     2,440,793      (9,198,389)
 Net change in unrealized
   appreciation (depreciation) on
   investments......................     5,255,932     (12,556,601)
                                      ------------    ------------
 Net realized and unrealized gain
   (loss) on investments............     7,696,725     (21,754,990)
                                      ------------    ------------
 Net increase (decrease) in net
   assets resulting from
   operations.......................  $  8,514,027    $(21,769,744)
                                      ============    ============

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Certain amounts have been reclassified for comparative purposes.
(a) Dividends recorded net of foreign withholding taxes of $245 for 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 2001 through October 31, 2001* and the years ended December 31, 2000 and December 31, 1999

                                                                  2001*           2000            1999
                                                              -------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................  $     817,302   $     (14,754)  $    107,024
    Net realized gain (loss) on investments.................      2,440,793      (9,198,389)    10,533,110
    Net change in unrealized appreciation (depreciation) on
      investments...........................................      5,255,932     (12,556,601)    (3,506,401)
                                                              -------------   -------------   ------------
    Net increase (decrease) in net assets resulting from
      operations............................................      8,514,027     (21,769,744)     7,133,733
                                                              -------------   -------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................             --              --       (107,102)
    From net realized gain on investments:
      No-Load Class.........................................             --              --    (10,533,110)
    In excess of net realized gain on investments:
      No-Load Class.........................................             --              --        (14,659)
                                                              -------------   -------------   ------------
        Total dividends and distributions to shareholders...             --              --    (10,654,871)
                                                              -------------   -------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     77,011,956     133,362,265    145,782,068
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................             --              --     10,433,112
                                                              -------------   -------------   ------------
                                                                 77,011,956     133,362,265    156,215,180
    Cost of shares redeemed:
      No-Load Class.........................................   (135,050,891)   (205,191,833)  (102,957,125)
                                                              -------------   -------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    (58,038,935)    (71,829,568)    53,258,055
                                                              -------------   -------------   ------------
      Net increase (decrease) in net assets.................    (49,524,908)    (93,599,312)    49,736,917
NET ASSETS:
  Beginning of period.......................................    157,629,682     251,228,994    201,492,077
                                                              -------------   -------------   ------------
  End of period.............................................  $ 108,104,774   $ 157,629,682   $251,228,994
                                                              =============   =============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $     817,302   $          --   $         --
                                                              =============   =============   ============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                     NO-LOAD CLASS
                                ---------------------------------------------------------------------------------------
                                 JANUARY 1, 2001                            YEAR ENDED DECEMBER 31
                                     THROUGH           ----------------------------------------------------------------
                                OCTOBER 31, 2001*        2000          1999          1998          1997          1996
                                -----------------      --------      --------      --------      --------      --------
Net asset value at beginning
 of period....................      $  10.65           $  11.76      $  11.93      $  14.19      $  13.47      $  13.56
                                    --------           --------      --------      --------      --------      --------
Net investment income
 (loss).......................          0.08              (0.00)(a)      0.01         (0.00)(a)     (0.02)         0.14
Net realized and unrealized
 gain (loss) on investments...          0.31              (1.11)         0.35          0.42          4.40          3.89
                                    --------           --------      --------      --------      --------      --------
Total from investment
 operations...................          0.39              (1.11)         0.36          0.42          4.38          4.03
                                    --------           --------      --------      --------      --------      --------
Less dividends and
 distributions:
From net investment income....            --                 --         (0.01)           --            --         (0.14)
From net realized gain on
 investments..................            --                 --         (0.52)        (2.68)        (3.66)        (3.98)
                                    --------           --------      --------      --------      --------      --------
Total dividends and
 distributions................            --                 --         (0.53)        (2.68)        (3.66)        (4.12)
                                    --------           --------      --------      --------      --------      --------
Net asset value at end of
 period.......................      $  11.04           $  10.65      $  11.76      $  11.93      $  14.19      $  13.47
                                    ========           ========      ========      ========      ========      ========
Total investment return.......          3.66%(b)          (9.44%)        3.05%         3.40%        33.30%        29.87%
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income
   (loss).....................          0.70%++           (0.00%)+       0.05%        (0.00%)+      (0.12%)        0.81%
 Net expenses.................          1.15%++            1.21%#        1.18%#        1.14%#        1.14%#        1.15%#
Portfolio turnover rate.......            77%               105%           56%           73%           55%           82%
Net assets at end of period
 (in 000's)...................      $108,105           $157,630      $251,229      $201,492      $189,965      $170,747

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Less than 0.01% of average net assets.
++  Annualized.
 # Includes custody fees and other expenses paid indirectly which amounted to 0.02% as of October 31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE BOND FUND
--------------------------------------------------------------------------------

The 12 months ended October 31, 2001, saw a continuing slowdown in the U.S. economy. Gross domestic product declined through the first and second quarters of 2001 and preliminary estimates for the third quarter moved GDP into negative territory.(1) During the first 10 months of 2001, the Federal Reserve has worked aggressively to shore up the economy, reducing the targeted federal funds rate nine times--to 2.50%.

Declining short-term interest rates caused the yield curve to steepen. At the same time, falling stock prices caused a general flight to quality. In the first three calendar quarters of 2001, net new cash flows into bond funds were more than four times greater than the amount flowing into stock funds.(2) Increased demand for government, agency, and high-grade corporate bonds proved positive for investors in these securities, with the Lehman Brothers Aggregate Bond Index(3) providing positive double-digit returns for the 12-month period ended October 31, 2001.

With the economy slowing, many corporations reevaluated their profit outlook and earnings estimates. This raised credit concerns through much of the 12-month period, but especially after the terrorist attacks on September 11, 2001. Amid the uncertainty, corporate bond yield spreads over comparable Treasuries narrowed, enhancing corporate bond returns. With interest rates at their lowest level in decades, mortgage-backed securities faced increasing prepayment risk.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse Bond Fund No-Load Class shares returned 14.06% and Service Class Shares returned 13.87%. Both share classes outperformed the 13.39% return of the average Lipper(4) intermediate U.S. government fund for the same period. On the other hand, both share classes underperformed the 14.56% return of the Lehman Brothers Aggregate Bond Index over the 12-month reporting period.

The Fund's success relative to its peers was largely a result of careful security selection, a relatively neutral duration, and positioning the portfolio for declining interest rates and a steeper yield curve.

U.S. GOVERNMENT SECURITIES

In light of a general flight to quality, U.S. government securities were in strong demand and outperformed the Lehman Brothers Aggregate Bond Index over the 12 months ended October 31, 2001. As interest rates declined, the Fund increased its allocation to intermediate-term Treasuries and reduced its allocation to long-term government bonds. This shift helped the Fund benefit from a steeper yield curve and avoid some of the volatility associated with longer-term issues.

By the end of October, Treasury yields were remarkable for a number of reasons. Not only was the yield curve exceedingly steep, but the 30-year bond was yielding 20 basis points less than what the two-year note was yielding at the beginning of 2001. The dramatic drop in interest rates explains the extraordinary returns earned in the government securities market. Nevertheless, we believe that greater potential lies in products that offer yield advantages over Treasuries.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Source: Bureau of Economic Analysis.
(2) Source: Investment Company Institute.
(3) The Lehman Brothers Aggregate Bond Index includes the following other Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million.
(4) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

CORPORATE BONDS

A slowing economy has been a double-edged sword for corporate bonds. On the one hand, high-quality bonds have been in high demand. On the other hand, earnings shortfalls, lower revenues, reduced profit projections, and widespread layoffs have raised ongoing credit concerns. Nevertheless, throughout the year ended October 31, 2001, investment-grade corporate bonds have continued to provide attractive total returns to investors who have paid careful attention to credit quality.

Eclipse Bond Fund started its fiscal year with about 15.5% of its assets allocated to corporate bonds. By the end of April 2001, we had increased the allocation to corporate issues to 23.7% of the portfolio. By the end of October 2001, more than 34.3% of the portfolio was invested in domestic and foreign corporate bonds. We believe that apprehension relating to the war on terrorism has caused the market to overestimate event risk in selected sectors, and have actively invested in investment-grade telecommunications and electric utility bonds. We have also added bonds of automotive, paper, and computer systems companies to the Fund's portfolio in recent months. Incremental yield spreads provided by corporate securities helped the Fund's performance relative to its peers during the 12-month reporting period.

MORTGAGE-BACKED, ASSET-BACKED, AND AGENCY BONDS

During the first half of the Fund's fiscal year, we reduced exposure to residential mortgage-backed securities, fearing that lower interest rates would increase prepayments. Unfortunately, the move was a bit premature and detracted from performance. With continuing Federal Reserve easing, however, we now believe our concern has an even stronger foundation. With 30-year mortgage rates at their lowest levels in an entire generation, we believed we were likely to see widespread refinancing.

Since April 2001, we have further reduced the Fund's exposure to residential mortgage-backed securities. Should our prepayment projections not materialize--or if prices drop to levels we deem attractive--we could be enticed to return the portfolio to a neutral position. In recent months, we have established modest positions in corporate CMOs as a way of holding mortgage-related securities with limited prepayment risk. On the agency side, we have reduced the Fund's exposure to Fannie Mae and Ginnie Mae pass-through securities, preferring straight agency bonds, particularly those of Fannie Mae.

Over the course of the 12-month reporting period, we have gradually decreased exposure to asset-backed securities from 9.2% of assets at the beginning of November 2000 to 4.3% at the end of October 2001. Following our risk assessments in the corporate market, we have shifted some of the Fund's asset-backed security emphasis toward automotive and utility corporate bond issues.

We are seeking to identify pockets of value within asset classes that offer attractive yield spreads over Treasuries. Although discouraging economic releases can make these positions feel uncomfortable at times, paltry Treasury yields have given us little incentive to overweight Treasuries.

LOOKING AHEAD

We believe that the Federal Reserve may continue to ease interest rates as necessary to boost the economy. We believe that the effects of the Fed's aggressive earlier moves could begin to be felt by the middle of 2002.

In the meantime, we will continue to focus on the trade-off between risk and reward, seeking bonds that, in our opinion, offer attractive yield spreads over Treasuries without undue risk. We will remain cautious about residential mortgage-backed securities until our prepayment concerns can be set aside.

Whatever the economy or the markets may bring, the Fund will continue to seek to maximize total return consistent with the preservation of capital.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                               ECLIPSE BOND FUND
                             VERSUS LEHMAN BROTHERS
                              AGGREGATE BOND INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                               LEHMAN BROTHERS AGGREGATE BOND
                                                                           INDEX                        ECLIPSE BOND FUND
                                                               ------------------------------           ------------------
10/31/91                                                           $       10000                      $       10000
92                                                                         10984                              10996
93                                                                         12287                              12067
94                                                                         11836                              11668
95                                                                         13688                              13753
96                                                                         14489                              14139
97                                                                         15777                              15350
98                                                                         17250                              16566
99                                                                         17343                              16157
00                                                                         18610                              17922
10/31/01                                                                   21319                              19744


                              $10,000 INVESTED IN
                               ECLIPSE BOND FUND
                             VERSUS LEHMAN BROTHERS
                              AGGREGATE BOND INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES LINE GRAPH]

                                                              LEHMAN BROTHERS AGGREGATE INDEX           ECLIPSE BOND FUND
                                                              -------------------------------           -----------------
10/31/91                                                        $          10000                     $        10000
92                                                                         10984                              10996
93                                                                         12287                              12067
94                                                                         11836                              11668
95                                                                         13688                              13716
96                                                                         14489                              14075
97                                                                         15777                              15231
98                                                                         17250                              16408
99                                                                         17343                              15962
00                                                                         18610                              17653
10/31/01                                                                   21319                              19417

-- ECLIPSE BOND FUND  --LEHMAN BROTHERS AGGREGATE BOND INDEX
Source: Lipper Inc., 10/31/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/91.

                                                   AVERAGE ANNUAL TOTAL RETURNS*
 PERFORMANCE                                          AS OF OCTOBER 31, 2001
----------------------------------------------------------------------------------
                                                 ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------------------------------------
Eclipse Bond Fund No-Load Class                   14.06%       7.07%       7.04%
Eclipse Bond Fund Service Class(+)                13.87        6.81        6.86
Average Lipper intermediate U.S. government
 fund(++)                                         13.39        6.93        6.61
Lehman Brothers Aggregate Bond Index(sec.)        14.56        8.03        7.86

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                                                  TEN
                                                                                                 MONTHS      YEAR        YEAR
                                           YEAR ENDED                                            ENDED       ENDED       ENDED
                                           DECEMBER 31                                         OCTOBER 31  OCTOBER 31   OCTOBER 31
               1991     1992     1993     1994      1995        1996        1997      1998        1999        2000        2001
               ----     ----     ----     ----      ----        ----        ----      ----        ----        ----        ----
TOTAL RETURN*  14.00%   6.39%    9.74%    -3.31%    17.88%      2.80%       8.57%     7.93%       -1.61%      6.21%       14.06%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Lehman Brothers Aggregate Bond Index includes the following other
     Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million.

INFORMATION ABOUT ECLIPSE BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

LONG-TERM INVESTMENTS (96.7%)+
ASSET-BACKED SECURITIES (4.3%)
                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  --------------------------
AUTOMOBILES (1.3%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05.............  $ 1,625,000   $  1,625,747
                                                ------------
ELECTRIC POWER COMPANIES (3.0%)
Connecticut RRB Special Purpose
 Trust Series 2001-1 Class A5
 6.21%, due 12/30/11............    1,305,000      1,398,073
PECO Energy Transition Trust
 Series 2001-A Class A1
 6.52%, due 12/31/10............    2,000,000      2,179,040
                                                ------------
                                                   3,577,113
                                                ------------
Total Asset-Backed Securities
 (Cost $4,929,445)..............                   5,202,860
                                                ------------
CORPORATE BONDS (26.6%)
AUTO LEASES (0.6%)
Ford Motor Credit Co.
 6.50%, due 1/25/07.............      730,000        731,409
                                                ------------
AUTOMOBILES (0.2%)
Ford Motor Co.
 7.45%, due 7/16/31.............      375,000        355,672
                                                ------------
BANKS (0.6%)
Wells Fargo Co.
 7.20%, due 5/1/03..............      643,000        682,461
                                                ------------
BEVERAGES (0.4%)
Anheuser-Busch Co., Inc.
 6.80%, due 1/15/31.............      485,000        535,154
                                                ------------
BROADCAST/MEDIA (1.1%)
Time Warner Entertainment Co.
 10.15%, due 5/1/12.............      999,000      1,295,643
                                                ------------
COMPUTER SYSTEMS (1.4%)
IBM Corp.
 4.875%, due 10/1/06............    1,640,000      1,670,848
                                                ------------
ELECTRIC POWER COMPANIES (3.6%)
Alabama Power Co.
 4.875%, due 9/1/04.............      885,000        911,479
Detroit Edison Co.
 5.05%, due 10/1/05.............      865,000        872,179
PPL Energy Supply LLC
 6.40%, due 11/1/11 (a).........      615,000        611,431
PSEG Power
 6.875%, due 4/15/06 (a)........    1,885,000      1,991,256
                                                ------------
                                                   4,386,345
                                                ------------
ENTERTAINMENT (0.1%)
Time Warner Inc.
 9.125%, due 1/15/13............      125,000        152,721
                                                ------------
FINANCE (3.2%)
Associates Corp. NA
 6.10%, due 1/15/05.............      967,000      1,016,211

                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  --------------------------
ASSET-BACKED SECURITIES (4.3%)
FINANCE (CONTINUED)
Boeing Capital Corp.
 4.88%, due 8/20/04.............  $   630,000   $    646,324
Household Finance Corp.
 6.375%, due 10/15/11...........      640,000        649,899
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08............    1,490,000      1,549,198
                                                ------------
                                                   3,861,632
                                                ------------
HEALTH CARE--MISCELLANEOUS (0.5%)
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11.............      550,000        574,112
                                                ------------
INSURANCE (0.6%)
UnumProvident Corp.
 7.625%, due 3/1/11.............      661,000        716,716
                                                ------------
OIL & GAS SERVICES (0.8%)
Burlington Resources Inc.
 6.68%, due 2/15/11.............      979,000      1,003,475
                                                ------------
OIL--INTEGRATED DOMESTIC (1.8%)
Conoco Inc.
 5.90%, due 4/15/04.............    1,350,000      1,405,895
Conoco Funding
 6.35%, due 10/15/11............      715,000        731,466
                                                ------------
                                                   2,137,361
                                                ------------
PAPER & FOREST PRODUCTS (2.3%)
Georgia Pacific Group Corp.
 7.50%, due 5/15/06.............      735,000        751,508
 8.875%, due 5/15/31............      585,000        584,608
Rock-Tenn Co.
 8.20%, due 8/15/11.............    1,380,000      1,405,875
                                                ------------
                                                   2,741,991
                                                ------------
RETAIL STORES (0.5%)
Gap, Inc. (The)
 5.625%, due 5/1/03.............      590,000        595,511
                                                ------------
TELECOMMUNICATIONS (7.3%)
AT&T Wireless Services, Inc
 8.75%, due 3/1/31..............    1,620,000      1,839,865
Intermedia Communications Inc.
 (zero coupon), due 7/15/07
 11.25%, beginning 7/15/02......      540,000        534,600
Qwest Capital Funding Inc.
 5.875%, due 8/3/04 (a).........    2,095,000      2,121,837
Sprint Capital Corp.
 5.875%, due 5/1/04.............      342,000        350,745
Verizon New England, Inc.
 6.50%, due 9/15/11.............      990,000      1,047,193
Worldcom, Inc. -- Worldcom Group
 6.40%, due 8/15/05.............      505,000        516,932
 6.50%, due 5/15/04.............      725,000        750,977
 8.25%, due 5/15/31.............    1,615,000      1,645,443
                                                ------------
                                                   8,807,592
                                                ------------
TELEPHONE (0.4%)
BellSouth Corp.
 6.875%, due 10/15/31...........      525,000        541,548
                                                ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  --------------------------
WASTE MANAGEMENT (1.2%)
Republic Services, Inc
 6.75%, due 8/15/11.............  $   555,000   $    580,042
Waste Management, Inc.
 8.00%, due 4/30/04.............      830,000        895,512
                                                ------------
                                                   1,475,554
                                                ------------
Total Corporate Bonds
 (Cost $31,207,317).............                  32,265,745
                                                ------------
FOREIGN BONDS (1.6%)
TELEPHONE (1.6%)
France Telecom S.A.
 7.20%, due 3/1/06 (a)..........    1,185,000      1,265,076
 8.50%, due 3/1/31 (a)..........      625,000        710,742
                                                ------------
                                                   1,975,818
                                                ------------
Total Foreign Bonds
 (Cost $1,949,176)..............                   1,975,818
                                                ------------
MORTGAGE-BACKED SECURITIES (1.0%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.0%)
GMAC Commercial Mortgage
 Securities Inc.
 1998-C2 Class A2
 6.42%, due 5/15/35.............      949,000      1,013,162
Salomon Brothers Mortgage
 Securities VII
 Series 2000-FL1 Class A
 2.939%, due 5/5/13 (a)(b)......       61,202         61,202
Starwood Asset Receivables Trust
 Series 2000-1 Class A
 2.72%, due 9/25/22 (a)(b)......      132,508        132,468
                                                ------------
                                                   1,206,832
                                                ------------
Total Mortgage-Backed Securities
 (Cost $1,108,216)..............                   1,206,832
                                                ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (63.2%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.2%)
 3.50%, due 9/15/03.............    2,875,000      2,920,799
 5.00%, due 5/15/04.............    3,250,000      3,404,147
                                                ------------
                                                   6,324,946
                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.8%)
 5.125%, due 2/13/04............      485,000        508,479
 6.25%, due 2/1/11..............      934,000      1,008,122
 7.00%, due 7/15/05.............    1,175,000      1,310,971
 7.125%, due 6/15/10............      480,000        558,000
                                                ------------
                                                   3,385,572
                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (15.6%)
 5.50%, due 8/1/14..............    2,822,982      2,878,115
 6.00%, due 10/1/16.............    2,690,000      2,765,320
 6.50%, due 6/1/31-10/1/31......    6,663,856      6,851,310
 7.50%, due 8/1/31..............    6,106,519      6,396,579
                                                ------------
                                                  18,891,324
                                                ------------

                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  ------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (9.8%)
 6.00%, due 4/15/29.............  $ 2,427,520   $  2,470,390
 6.50%, due 7/15/28.............    1,141,224      1,179,204
 7.50%, due 12/15/28-8/15/30....    7,884,611      8,297,544
                                                ------------
                                                  11,947,138
                                                ------------
UNITED STATES TREASURY BONDS (5.9%)
 5.375%, due 2/15/31 (c)........    1,640,000      1,762,492
 6.25%, due 8/15/23-5/15/30
   (c)..........................    2,250,000      2,611,159
 6.875%, due 8/15/25 (c)........    1,880,000      2,335,016
 7.50%, due 11/15/16............      325,000        414,781
                                                ------------
                                                   7,123,448
                                                ------------
UNITED STATES TREASURY NOTES (23.9%)
 4.625%, due 5/15/06 (c)........   13,345,000     13,958,069
 5.50%, due 2/15/08 (c).........    1,305,000      1,422,552
 5.75%, due 8/15/10.............    2,695,000      2,991,881
 6.25%, due 2/15/03-2/15/07
   (c)..........................    5,573,000      6,192,211
 7.00%, due 7/15/06.............    3,880,000      4,446,247
                                                ------------
                                                  29,010,960
                                                ------------
Total U.S. Government &
 Federal Agencies
 (Cost $73,737,050).............                  76,683,388
                                                ------------
Total Long-Term Investments
 (Cost $112,931,204)............                 117,334,643
                                                ------------
SHORT-TERM INVESTMENTS (1.0%)
FEDERAL AGENCIES (1.0%)
Federal Home Loan Bank
 (Discount Note)
 2.30%, due 11/5/01.............      200,000        199,949
 2.46%, due 11/1/01.............      400,000        400,000
Federal Home Loan Mortgage Corp.
 (Discount Note)
 2.30%, due 11/1/01-11/9/01.....      549,000        548,888
                                                ------------
                                                   1,148,837
                                                ------------
Total Short-Term Investments
 (Cost $1,148,837)..............                   1,148,837
                                                ------------
Total Investments
 (Cost $114,080,041) (d)........        97.7%    118,483,480(e)
Cash and Other Assets,
 Less Liabilities...............          2.3      2,841,292
                                  -----------   ------------
Net Assets......................       100.0%   $121,324,772
                                  ===========   ============

------------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at October 31 2001.
(c)  Represents securities out on loan or a portion which is out on loan. (See
     Note 2(O))
(d)  The cost for federal income tax purposes is $114,112,389.
(e) At October 31, 2001 net unrealized appreciation was $4,371,091, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,384,946 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,855.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value* (identified
   cost $114,080,041).............................  $118,483,480
 Cash.............................................       251,959
 Collateral held for securities loaned at value
   (Note 2(O))....................................    20,270,405
 Receivables:
   Investment securities sold.....................     4,849,097
   Interest.......................................     1,424,229
   Fund shares sold...............................       193,446
                                                    ------------
       Total assets...............................   145,472,616
                                                    ------------
LIABILITIES:
 Securities lending collateral (Note 2(O))........    20,270,405
 Payables:
   Investment securities purchased................     3,765,825
   Manager........................................        54,501
   Transfer agent.................................         5,126
   Custodian......................................         5,083
   Fund shares redeemed...........................         3,491
 Accrued expenses.................................        40,067
 Dividend payable.................................         3,346
                                                    ------------
       Total liabilities..........................    24,147,844
                                                    ------------
 Net assets.......................................  $121,324,772
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     11,277
   Service Class..................................           484
 Additional paid-in capital.......................   124,819,941
 Accumulated undistributed net investment
   income.........................................     4,300,191
 Accumulated net realized loss on investments.....   (12,210,560)
 Net unrealized appreciation on investments.......     4,403,439
                                                    ------------
 Net assets.......................................  $121,324,772
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $116,344,118
                                                    ============
 Shares of capital stock outstanding..............    11,276,811
                                                    ============
 Net asset value per share outstanding............  $      10.32
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  4,980,654
                                                    ============
 Shares of capital stock outstanding..............       484,312
                                                    ============
 Net asset value per share outstanding............  $      10.28
                                                    ============

------------
* Includes securities on loan with an average cost of $18,793,578 and a market value of $19,532,012.
STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:
 Income:
   Interest.......................................  $  9,126,407
                                                    ------------
 Expenses:
   Manager........................................     1,089,192
   Professional...................................        66,537
   Transfer agent.................................        30,577
   Registration...................................        25,784
   Custodian......................................        25,734
   Shareholder communication......................        15,710
   Service........................................         9,354
   Directors......................................         5,892
   Miscellaneous..................................        18,693
                                                    ------------
       Total expenses before reimbursement........     1,287,473
   Expense reimbursement from Manager.............      (188,926)
                                                    ------------
       Net expenses...............................     1,098,547
                                                    ------------
 Net investment income............................     8,027,860
                                                    ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................     9,258,243
 Net change in unrealized appreciation on
   investments....................................     2,762,349
                                                    ------------
 Net realized and unrealized gain on investments..    12,020,592
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $ 20,048,452
                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                  2001           2000
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  8,027,860   $ 11,337,999
    Net realized gain (loss) on investments.................     9,258,243     (3,469,851)
    Net change in unrealized appreciation on investments....     2,762,349      3,816,897
                                                              ------------   ------------
    Net increase in net assets resulting from operations....    20,048,452     11,685,045
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................   (13,171,811)   (10,180,230)
      Service Class.........................................      (253,731)      (163,803)
                                                              ------------   ------------
        Total dividends to shareholders.....................   (13,425,542)   (10,344,033)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    17,362,661     22,891,452
      Service Class.........................................     2,556,198      1,943,065
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................    13,008,016     10,034,611
      Service Class.........................................       233,031        147,953
                                                              ------------   ------------
                                                                33,159,906     35,017,081
    Cost of shares redeemed:
      No-Load Class.........................................  (113,865,543)   (15,307,943)
      Service Class.........................................    (1,239,241)    (2,666,411)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (81,944,878)    17,042,727
                                                              ------------   ------------
      Net increase (decrease) in net assets.................   (75,321,968)    18,383,739
NET ASSETS:
  Beginning of year.........................................   196,646,740    178,263,001
                                                              ------------   ------------
  End of year...............................................  $121,324,772   $196,646,740
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $  4,300,191   $  9,597,852
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                            NO-LOAD        SERVICE         NO-LOAD       SERVICE     NO-LOAD      SERVICE
                                             CLASS          CLASS           CLASS         CLASS       CLASS        CLASS
                                           ---------       --------       ---------      --------   ---------     --------
                                                                                                       JANUARY 1, 1999
                                                  YEAR ENDED                    YEAR ENDED                 THROUGH
                                               OCTOBER 31, 2001              OCTOBER 31, 2000         OCTOBER 31, 1999*
                                           ------------------------       -----------------------   ----------------------
Net asset value at beginning of
 period.................................   $   9.75        $   9.70       $   9.75       $   9.69   $   9.91      $   9.88
                                           ---------       --------       ---------      --------   ---------     --------
Net investment income...................       0.55(c)(d)      0.53(c)(d)     0.57           0.55       0.47          0.47
Net realized and unrealized gain (loss)
 on investments.........................       0.76            0.76          (0.01)         (0.01)     (0.63)        (0.66)
                                           ---------       --------       ---------      --------   ---------     --------
Total from investment operations........       1.31            1.29           0.56           0.54      (0.16)        (0.19)
                                           ---------       --------       ---------      --------   ---------     --------
Less dividends from net investment
 income.................................      (0.74)          (0.71)         (0.56)         (0.53)     (0.00)(b)     (0.00)(b)
                                           ---------       --------       ---------      --------   ---------     --------
Net asset value at end of period........   $  10.32        $  10.28       $   9.75       $   9.70   $   9.75      $   9.69
                                           =========       ========       =========      ========   =========     ========
Total investment return.................      14.06%          13.87%          6.21%          5.96%     (1.61%)(a)    (1.92%)(a)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income..................       5.53%(d)        5.28%(d)       6.05%          5.80%      5.55%+        5.30%+
 Net expenses...........................       0.75%           1.00%          0.75%          1.00%      0.75%+        1.00%+
 Expenses (before reimbursement)........       0.88%           1.13%          0.83%          1.08%      0.85%+        1.10%+
Portfolio turnover rate.................        257%            257%           361%           361%       245%          245%
Net assets at end of period (in
 000's).................................   $116,344        $  4,981       $193,466       $  3,181   $174,521      $  3,742

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.21%)      (0.21%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

    NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE
     CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
    --------   --------   --------   --------   --------   --------
                        YEAR ENDED DECEMBER 31
    ---------------------------------------------------------------
           1998                  1997                  1996
    -------------------   -------------------   -------------------
    $   9.71   $   9.68   $   9.51   $   9.49   $   9.85   $   9.83
    --------   --------   --------   --------   --------   --------
        0.57       0.54       0.61       0.59       0.62       0.60
        0.20       0.20       0.20       0.19      (0.34)     (0.34)
    --------   --------   --------   --------   --------   --------
        0.77       0.74       0.81       0.78       0.28       0.26
    --------   --------   --------   --------   --------   --------
       (0.57)     (0.54)     (0.61)     (0.59)     (0.62)     (0.60)
    --------   --------   --------   --------   --------   --------
    $   9.91   $   9.88   $   9.71   $   9.68   $   9.51   $   9.49
    ========   ========   ========   ========   ========   ========
        7.93%      7.73%      8.57%      8.21%      2.80%      2.62%
        5.57%      5.32%      6.21%      5.96%      6.10%      5.85%
        0.75%      1.00%      0.75%      1.00%      0.75%      1.00%
        0.86%      1.11%      0.85%      1.10%      0.86%      1.11%
         335%       335%       338%       338%       398%       398%
    $182,402   $  4,290   $183,846   $  1,531   $177,009   $  1,597

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Core Bond Plus Fund
--------------------------------------------------------------------------------

The first 10 months of 2001 saw a continuing slowdown in the U.S. economy. Gross domestic product declined through the first and second quarters of 2001 and preliminary estimates for the third quarter moved GDP into negative territory.(1) From January through October 2001, the Federal Reserve has worked aggressively to shore up the economy, reducing the targeted federal funds rate nine times--to 2.50%.

Declining short-term interest rates caused the yield curve to steepen. At the same time, falling stock prices caused a general flight to quality. In the first three calendar quarters of 2001, net new cash flows into bond funds were more than four times greater than the amount flowing into stock funds.(2) Increased demand for government, agency, and high-grade corporate bonds proved positive for investors in these securities, with the Lehman Brothers Aggregate Bond Index(3) providing positive double-digit returns for the 12-month period ended October 31, 2001.

With the economy slowing, many corporations reevaluated their profit outlook and earnings estimates. This raised credit concerns through much of the 12-month period, but especially after the terrorist attacks on September 11, 2001. Amid the uncertainty, corporate bond yield spreads over comparable Treasuries narrowed, enhancing corporate bond returns. With interest rates at their lowest level in decades, mortgage-backed securities faced increasing prepayment risk.

As the U.S. economy contracted and the stock market declined, default rates among high-yield issuers climbed. Capital-intensive sectors of the high-yield bond market faced a particularly challenging period. International bonds benefited from accommodative monetary policies around the globe, but Japanese bonds continued to have exceedingly low yields and despite major setbacks in the United States, the euro seemed unable to advance relative to the U.S. dollar. Emerging market debt generally provided positive results over the first 10 months of 2001.

PERFORMANCE REVIEW

Eclipse Core Bond Plus Fund commenced operations on January 2, 2001. From its inception through October 31, 2001, Eclipse Core Bond Plus Fund No-Load Class shares returned 7.95%. This compared favorably with the 6.73% return of the average Lipper(4) general bond fund for the same period. On the other hand, the Fund underperformed the 10.66% return of the Lehman Brothers Aggregate Bond Index over the 10-month reporting period. The Fund's high-yield holdings detracted from performance with negative returns over the first 10 months of the Fund's operations. Although international bonds had positive returns, they detracted from the Fund's overall performance during the reporting period.

U.S. GOVERNMENT SECURITIES

In light of a general flight to quality, U.S. government securities were in strong demand during the 10 months ended October 31, 2001. As interest rates declined, the Fund found itself favorably positioned with a substantial portion of the portfolio allocated to intermediate-term Treasuries.

By the end of October, Treasury yields were remarkable for a number of reasons. Not only was the yield curve exceedingly steep, but the 30-year bond was yielding 20 basis points less than what the two-year note was yielding at the beginning of 2001. The dramatic drop in interest rates explains the extraordinary returns earned in the government securities market. Nevertheless, we now see greater potential in other sectors and have lowered the Fund's allocation to U.S. Treasury notes and bonds in favor of securities we believe offer higher return potential.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.
(1) Source: Bureau of Economic Analysis.
(2) Source: Investment Company Institute.
(3) The Lehman Brothers Aggregate Bond Index includes the following other Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. You cannot invest directly into an index.
(4) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

CORPORATE BONDS

A slowing economy has been a double-edged sword for corporate bonds. On the one hand, high-quality bonds have been in high demand. On the other hand, earnings shortfalls, lower revenues, reduced profit projections, and widespread layoffs have raised ongoing credit concerns. Nevertheless, throughout the 10 months ended October 31, 2001, investment-grade corporate bonds have continued to provide attractive total returns to investors who have paid careful attention to credit quality.

Eclipse Core Bond Plus Fund has steadily increased its allocation to corporate bonds--including both high-grade and high-yield securities. At the end of April 2001, the Fund had 27.7% of its assets allocated to corporate bonds. By the end of October, that figure had increased to 37.0%. We believe that apprehension relating to the war on terrorism has caused some to overestimate event risk in selected sectors, and we have actively invested in telecommunications and electric utility bonds. We have also added bonds of automotive, paper, and computer-systems companies to the Fund's portfolio in recent months. Incremental yield spreads provided by corporate securities helped the Fund's performance relative to its peers during the since-inception reporting period.

MORTGAGE-RELATED, AGENCY, AND ASSET-BACKED SECURITIES

Among mortgage-related agency securities, we have reduced our exposure to Ginnie Mae pass-through securities, on concerns that lower interest rates could increase prepayment risk. Since the Fund's inception, we have increased exposure to Fannie Mae securities, which we believe offer attractive yield spreads with relatively low risk while lowering the Fund's exposure to Ginnie Mae securities. The Fund continues to hold a small position in corporate CMOs, to maintain modest mortgage-related exposure with lower prepayment risk than residential mortgage-backed securities.

Since the Fund's inception, we have shifted the focus of the portfolio's asset-backed securities in line with our belief that utilities and automotive companies may offer more value over time than the market anticipates. Accordingly, we have reduced overall exposure to asset-backed securities to about 4.4% of net assets.

We are seeking to identify pockets of value within asset classes that offer attractive yield spreads over Treasuries. Although discouraging economic releases can make these positions feel uncomfortable at times, paltry Treasury yields have given us little incentive to overweight Treasuries.

HIGH-YIELD AND INTERNATIONAL BONDS

With the stock market falling, default rates rising, and access to capital drying up in some of the largest sectors of the high-yield market, the Fund's overweighted position in high-yield securities detracted from the Fund's performance over the 10-month reporting period.

Although the Fund underweighted telecommunications issues, which were among the hardest-hit securities, it overweighted international cable, which remained weak amid recent challenges. We continue to believe there is strong potential in high-yield securities, particularly in light of low Treasury yields. Our optimism was rewarded in October, when high-yield securities staged a strong recovery.

International bond markets, including emerging markets, continued to provide positive returns for the 10 months ended October 31, 2001, as many central banks eased interest rates seeking to strengthen the global economic outlook. The
Fund has avoided Japanese bonds, which offer exceedingly low yields and little potential for improvement over the near term. In October, the U.K. market rallied, which contributed positively to the Fund's performance. The Fund has reduced its allocation to foreign bonds in recent months to increase allocations where we believe the long-term potential is greater.

LOOKING AHEAD

Many investors anticipate that the Federal Reserve will continue to ease interest rates as necessary to boost the economy. We believe that the effects of the Fed's aggressive earlier moves could begin to be felt by the middle of 2002.

In the meantime, we will continue to focus on the trade-off between risk and reward, seeking bonds that, in our opinion, offer attractive yield spreads over Treasuries without undue risk. We believe that the markets will continue to provide pockets of opportunity, and we will seek to identify them with ongoing security evaluations and careful credit analysis.

Whatever the economy or the markets may bring, the Fund will continue to seek to maximize total return consistent with the preservation of capital.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                          ECLIPSE CORE BOND PLUS FUND
                  VERSUS LEHMAN BROTHERS AGGREGATE BOND INDEX

                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                ECLIPSE CORE BOND PLUS FUND                   INDEX
                                                                ---------------------------       ------------------------------
1/2/01                                                            $       10000                      $       10000
3/31/01                                                                   10200                              10304
6/30/01                                                                   10220                              10362
9/30/01                                                                   10543                              10839
10/31/01                                                                  10795                              11066


--ECLIPSE CORE BOND PLUS FUND  --LEHMAN BROTHERS AGGREGATE BOND INDEX
Source: Lipper Inc., 10/31/01

THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                                 TOTAL RETURNS*
 PERFORMANCE                                                 AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------------
                                                          SINCE INCEPTION(+)
--------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund No-Load Class                             7.95%
Average Lipper general bond fund(++)                                  6.73
Lehman Brothers Aggregate Bond Index(sec.)                           10.66

TEN-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                  TEN
                                 MONTHS
                                 ENDED
                               OCTOBER 31
                                -------
TOTAL RETURN*                    7.95%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+    The Fund's inception date was 1/2/01.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Lehman Brothers Aggregate Bond Index includes the following other
     Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. You cannot invest directly into an index.

INFORMATION ABOUT ECLIPSE CORE BOND PLUS FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

LONG-TERM BONDS (95.5%)+
ASSET-BACKED SECURITIES (4.4%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AIRLINES (0.1%)
Northwest Airlines, Inc.
 Series 2001-1 Class C
 7.626%, due 4/1/10..............  $   35,000   $    33,877
                                                -----------
AUTOMOBILES (1.1%)
DaimlerChrysler Auto Trust Series
 2001-D Class A3
 3.15%, due 11/6/05..............     300,000       300,138
                                                -----------
ELECTRIC POWER COMPANIES (3.0%)
AES Eastern Energy, L.P.
 Pass-Through Certificates Series
 1999-A
 9.00%, due 1/2/17...............      15,000        15,880
 Series 1999-B
 9.67%, due 1/2/29...............     105,000       115,437
Connecticut RRB Special
 Purpose Trust
 Series 2001-1 Class A5
 6.21%, due 12/30/11.............     250,000       267,830
PECO Energy Transition Trust
 Series 2001-A Class A1
 6.52%, due 12/31/10.............     345,000       375,884
                                                -----------
                                                    775,031
                                                -----------
INDEPENDENT POWER PRODUCERS (0.2%)
Tiverton Power Associates Ltd. &
 Rumford Power Associates Ltd., L.P.
 Pass-Through Certificates 9.00%,
 due 7/15/18 (c).................      60,000        63,359
                                                -----------
Total Asset-Backed Securities
 (Cost $1,110,608)...............                 1,172,405
                                                -----------
 CONVERTIBLE BONDS (0.3%)
COMMUNICATIONS--EQUIPMENT (0.1%)
Comverse Technology, Inc.
 1.50%, due 12/1/05..............      20,000        15,050
                                                -----------
COMPUTERS--NETWORKING (0.0%) (B)
ONI Systems Corp.
 5.00%, due 10/15/05.............      10,000         6,563
                                                -----------
ELECTRONICS--SEMICONDUCTORS (0.1%)
LSI Logic Corp.
 4.00%, due 2/15/05..............      40,000        33,350
                                                -----------
HOTEL/MOTEL (0.1%)
MeriStar Hospitality Corp.
 4.75%, due 10/15/04.............      25,000        20,125
                                                -----------
Total Convertible Bonds
 (Cost $80,353)..................                    75,088
                                                -----------
CORPORATE BONDS (37.0%)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
ADVERTISING & MARKETING SERVICES (0.1%)
Key3Media Group, Inc.
 11.25%, due 6/15/11.............  $   35,000   $    27,475
                                                -----------
AEROSPACE/DEFENSE (0.1%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08..............      35,000        30,975
                                                -----------
ALUMINUM (0.1%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06.............      25,000        23,500
                                                -----------
AUTO LEASES (0.5%)
Ford Motor Credit Co.
 6.50%, due 1/25/07..............     130,000       130,251
                                                -----------
AUTOMOBILES (0.3%)
Ford Motor Co.
 7.45%, due 7/16/31..............      70,000        66,392
                                                -----------
BANKS (1.0%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08...............      40,000        38,800
Wells Fargo & Co.
 7.20%, due 5/1/03...............     225,000       238,808
                                                -----------
                                                    277,608
                                                -----------
BEVERAGES--ALCOHOLIC (0.8%)
Anheuser-Busch Companies, Inc.
 6.80%, due 1/15/31..............     200,000       220,682
                                                -----------
BROADCAST/MEDIA (1.2%)
News America, Inc.
 7.25%, due 5/18/18..............      40,000        38,355
Sinclair Broadcast Group, Inc.
 8.75%, due 12/15/07.............      35,000        34,300
Time Warner Entertainment Co.
 10.15%, due 5/1/12..............     190,000       246,419
                                                -----------
                                                    319,074
                                                -----------
CABLE TV (0.8%)
Charter Communications Holdings,
 LLC
 8.25%, due 4/1/07...............      40,000        38,200
 10.25%, due 1/15/10.............      45,000        45,900
CSC Holdings, Inc.
 Series B
 7.625%, due 4/1/11..............      70,000        70,771
Frontiervision Holdings L.P.
 11.875%, due 9/15/07............      10,000        10,400
FrontierVision Operating
 Partners L.P.
 11.00%, due 10/15/06............      30,000        30,750

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
CABLE TV (CONTINUED)
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01 (d)...  $   20,000   $       825
United International
 Holdings, Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03.......      95,000        15,200
                                                -----------
                                                    212,046
                                                -----------
CHEMICALS (0.1%)
Airgas, Inc.
 9.125%, due 10/1/11.............      35,000        36,750
                                                -----------
CHEMICALS--SPECIALTY (0.3%)
Millennium America, Inc.
 7.625%, due 11/15/26............      30,000        21,509
Sovereign Specialty
 Chemicals, Inc.
 11.875%, due 3/15/10............      35,000        29,225
Terra Capital, Inc.
 12.875%, due 10/15/08 (c).......      30,000        29,550
                                                -----------
                                                     80,284
                                                -----------
COMMERCIAL & CONSUMER SERVICES (0.1%)
Stewart Enterprises, Inc.
 10.75%, due 7/1/08 (c)..........      25,000        27,125
                                                -----------
COMMUNICATIONS--EQUIPMENT (0.2%)
Lucent Technologies, Inc.
 6.45%, due 3/15/29..............      95,000        59,850
                                                -----------
COMPUTER SYSTEMS (1.3%)
International Business Machines
 Corp.
 4.875%, due 10/1/06.............     305,000       310,737
Unisys Corp.
 8.125%, due 6/1/06..............      25,000        25,000
                                                -----------
                                                    335,737
                                                -----------
CONSUMER FINANCE (0.4%)
Household Finance Corp.
 6.375%, due 10/15/11............     115,000       116,779
                                                -----------
CONSUMER PRODUCTS (0.1%)
American Greetings Corp.
 11.75%, due 7/15/08 (c).........      30,000        28,912
                                                -----------
CONTAINERS--METAL & GLASS (0.3%)
Crown Cork & Seal Co., Inc.
 6.75%, due 4/15/03..............      10,000         5,650
 7.125%, due 9/1/02..............      50,000        33,750
Owens-Illinois, Inc.
 7.80%, due 5/15/18..............      45,000        33,975
                                                -----------
                                                     73,375
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
CONTAINERS--PAPER (0.4%)
Bemis Co., Inc.
 6.50%, due 8/15/08..............  $  105,000   $   108,348
                                                -----------
ELECTRIC POWER COMPANIES (5.8%)
AES Corp. (The)
 7.375%, due 6/15/03.............     340,000       329,800
Alabama Power Co.
 Series N
 4.875%, due 9/1/04..............     160,000       164,787
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09.............      70,000        67,463
CMS Energy Corp.
 8.125%, due 5/15/02.............      30,000        30,334
 8.90%, due 7/15/08..............      45,000        46,468
 9.875%, due 10/15/07............      10,000        10,796
Detroit Edison Co.
 5.05%, due 10/1/05..............     155,000       156,287
Edison Mission Energy
 9.875%, due 4/15/11.............      10,000        10,989
 10.00%, due 8/15/08 (c).........      35,000        37,928
ESI Tractebel Acquisition Corp.
 Series B
 7.99%, due 12/30/11.............      25,000        26,403
PG&E National Energy Group
 10.375%, due 5/16/11............      55,000        62,050
PPL Energy Supply LLC
 6.40%, due 11/1/11 (c)..........     110,000       109,362
Public Service Electric & Gas
 Energy Holdings, Inc.
 8.625%, due 2/15/08 (c).........      70,000        73,774
Public Service Electric & Gas
 Power LLC
 6.875%, due 4/15/06 (c).........     350,000       369,729
Western Resources, Inc.
 7.125%, due 8/1/09..............      50,000        44,375
                                                -----------
                                                  1,540,545
                                                -----------
ELECTRONICS--COMPONENTS (0.2%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09...........      60,000        56,100
Thomas & Betts Corp.
 6.625%, due 5/7/08..............      10,000         8,407
                                                -----------
                                                     64,507
                                                -----------
ENTERTAINMENT (0.1%)
Time Warner, Inc.
 9.125%, due 1/15/13.............      25,000        30,544
                                                -----------
FINANCE (0.8%)
Boeing Capital Corp.
 Series XI
 4.88%, due 8/20/04..............     115,000       117,980
General Electric Capital Corp.
 Series A
 6.875%, due 11/15/10............      75,000        84,143
                                                -----------
                                                    202,123
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
FINANCIAL--MISCELLANEOUS (1.2%)
North Atlantic Trading Co.
 Series B
 11.00%, due 6/15/04 (h).........  $   25,000   $    21,500
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08.............     275,000       285,926
                                                -----------
                                                    307,426
                                                -----------
FOOD (1.4%)
Tyson Foods, Inc.
 7.25%, due 10/1/06 (c)..........     350,000       363,772
                                                -----------
FOOD & HEALTH CARE DISTRIBUTORS (0.1%)
Owens & Minor, Inc.
 8.50%, due 7/15/11 (c)..........      35,000        36,925
                                                -----------
GOLD & PRECIOUS METALS MINING (0.2%)
Newmont Mining Corp.
 8.625%, due 5/15/11.............      45,000        46,823
                                                -----------
HEALTH CARE--DIVERSIFIED (0.4%)
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11..............     100,000       104,384
                                                -----------
HEALTH CARE--DRUGS (0.4%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08 (c)..........      25,000        26,250
MedPartners, Inc.
 7.375%, due 10/1/06.............      90,000        91,013
                                                -----------
                                                    117,263
                                                -----------
HEALTH CARE--HMO'S (0.1%)
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.............      45,000        49,556
                                                -----------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
HCA-The Healthcare Co.
 7.50%, due 11/15/95.............      10,000         8,987
 7.875%, due 2/1/11..............      30,000        32,250
                                                -----------
                                                     41,237
                                                -----------
HEALTH CARE--SERVICES (0.3%)
Express Scripts, Inc.
 9.625%, due 6/15/09.............      60,000        65,850
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..............      30,000        26,400
                                                -----------
                                                     92,250
                                                -----------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.5%)
Manor Care, Inc.
 8.00%, due 3/1/08...............      65,000        69,225
Unilab Corp.
 12.75%, due 10/1/09.............      50,000        56,813
                                                -----------
                                                    126,038
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -------------------------
HOTEL/MOTEL (0.3%)
Hilton Hotels Corp.
 7.625%, due 5/15/08.............  $   45,000   $    42,984
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15............      70,000        59,237
                                                -----------
                                                    102,221
                                                -----------
INDEPENDENT POWER PRODUCERS (0.6%)
Calpine Corp.
 7.875%, due 4/1/08..............      50,000        49,342
 8.50%, due 2/15/11..............     100,000       100,947
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05..............      13,541        13,741
                                                -----------
                                                    164,030
                                                -----------
INSURANCE--LIFE & HEALTH (0.5%)
UnumProvident Corp.
 7.625%, due 3/1/11..............     115,000       124,693
                                                -----------
LEISURE TIME (1.3%)
Bally Total Fitness Holding Corp.
 Series D
 9.875%, due 10/15/07 (h)........      40,000        40,000
Circus Circus Enterprises, Inc.
 7.00%, due 11/15/36.............      45,000        40,913
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11...............      45,000        46,372
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06..............      45,000        37,350
Park Place Entertainment Corp.
 8.875%, due 9/15/08.............      45,000        44,550
Penn National Gaming, Inc.
 Series B
 11.125%, due 3/1/08.............      30,000        31,275
Pinnacle Entertainment, Inc.
 Series B
 9.25%, due 2/15/07..............      65,000        53,300
Station Casinos, Inc.
 8.375%, due 2/15/08.............      50,000        50,125
                                                -----------
                                                    343,885
                                                -----------
MANUFACTURING--DIVERSIFIED (0.1%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07...............      45,000        28,800
                                                -----------
OIL--INTEGRATED DOMESTIC (1.6%)
Belco Oil & Gas Corp.
 Series B
 8.875%, due 9/15/07.............      45,000        45,900
Conoco Funding Co.
 6.35%, due 10/15/11.............     130,000       132,994
Conoco, Inc.
 5.90%, due 4/15/04..............     245,000       255,144
                                                -----------
                                                    434,038
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
OIL & GAS--EXPLORATION & PRODUCTION (0.8%)
Burlington Resources, Inc.
 6.68%, due 2/15/11..............  $  170,000   $   174,250
Comstock Resources, Inc.
 11.25%, due 5/1/07 (h)..........      10,000        10,000
Energy Corporation of America
 Series A
 9.50%, due 5/15/07..............      30,000        19,500
Mission Resources Corp.
 Series C
 10.875%, due 4/1/07.............      15,000        13,950
                                                -----------
                                                    217,700
                                                -----------
PAPER & FOREST PRODUCTS (1.8%)
Georgia-Pacific Corp.
 7.50%, due 5/15/06..............     135,000       138,032
 8.875%, due 5/15/31.............     105,000       104,930
Rock-Tenn Co.
 8.20%, due 8/15/11..............     240,000       244,500
                                                -----------
                                                    487,462
                                                -----------
PUBLISHING (0.0%) (B)
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10.............      55,000        11,000
                                                -----------
PUBLISHING--NEWSPAPERS (0.4%)
Belo Corp.
 8.00%, due 11/1/08..............      45,000        45,309
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09..............      55,000        50,325
                                                -----------
                                                     95,634
                                                -----------
REAL ESTATE (0.3%)
Crescent Real Estate Equities
 L.P.
 7.00%, due 9/15/02..............      25,000        25,002
 7.50%, due 9/15/07..............      50,000        46,298
                                                -----------
                                                     71,300
                                                -----------
REAL ESTATE--INVESTMENT/MANAGEMENT (0.8%)
Blum CB Corp.
 11.25%, due 6/15/11 (c).........      35,000        29,750
GS Escrow Corp.
 7.00%, due 8/1/03...............      40,000        40,911
 7.125%, due 8/1/05..............      40,000        40,766
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..............      45,000        48,147
LNR Property Corp.
 10.50%, due 1/15/09 (h).........      50,000        50,000
MeriStar Hospitality Corp.
 9.00%, due 1/15/08..............      15,000        12,975
                                                -----------
                                                    222,549
                                                -----------
RETAIL STORES--APPAREL (0.4%)
Gap, Inc. (The)
 5.625%, due 5/1/03..............     110,000       111,027
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
RETAIL STORES--GENERAL MERCHANDISE (0.1%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............  $   20,000   $    22,359
                                                -----------
SHIPPING (0.2%)
Newport News Shipbuilding, Inc.
 8.625%, due 12/1/06.............      45,000        47,025
                                                -----------
SPECIALIZED SERVICES (0.1%)
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05.............      30,000        24,000
                                                -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (1.8%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...............     295,000       335,037
Insight Midwest/Insight Capital
 10.50%, due 11/1/10.............      40,000        42,600
Price Communications
 Wireless, Inc.
 Series B
 9.125%, due 12/15/06 (h)........      60,000        63,000
 11.75%, due 7/15/07.............      35,000        37,625
                                                -----------
                                                    478,262
                                                -----------
TELECOMMUNICATIONS--LONG DISTANCE (4.6%)
Intermedia Communications, Inc.
 Series B
 (zero coupon), due 7/15/07
 11.25%, beginning 7/15/02.......     100,000        99,000
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04 (c)..........     385,000       389,932
Verizon New England, Inc.
 6.50%, due 9/15/11..............     180,000       190,399
WorldCom, Inc.--WorldCom Group
 6.40%, due 8/15/05..............      95,000        97,245
 6.50%, due 5/15/04..............     135,000       139,837
 8.25%, due 5/15/31..............     300,000       305,655
                                                -----------
                                                  1,222,068
                                                -----------
TELEPHONE (0.4%)
BellSouth Corp.
 6.875%, due 10/15/31............     100,000       103,152
                                                -----------
TOYS (0.1%)
Hasbro, Inc.
 5.60%, due 11/1/05..............      15,000        13,579
                                                -----------
WASTE MANAGEMENT (1.0%)
Republic Services, Inc.
 6.75%, due 8/15/11..............     100,000       104,512
Waste Management, Inc.
 8.00%, due 4/30/04..............     155,000       167,234
                                                -----------
                                                    271,746
                                                -----------
Total Corporate Bonds
 (Cost $9,781,064)...............                 9,895,086
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

FOREIGN BONDS (3.9%)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
CANADA (1.1%)
CanWest Media, Inc.
 10.625%, due 5/15/11............  $   55,000   $    57,750
Luscar Coal Ltd.
 9.75%, due 10/15/11 (c).........      30,000        31,125
McKesson Financial of Canada
 6.55%, due 11/1/02 (c)..........      25,000        25,462
Norske Skog Canada Ltd.
 8.625%, due 6/15/11 (c).........      30,000        31,088
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06.......      60,000        34,200
 11.125%, due 7/15/11............      15,000        15,675
Rogers Wireless
 Communications, Inc.
 9.625%, due 5/1/11..............      90,000        91,350
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (c)(e)(h)..      17,000        10,200
                                                -----------
                                                    296,850
                                                -----------
FRANCE (1.3%)
France Telecom S.A.
 7.20%, due 3/1/06 (c)...........     210,000       224,191
 8.50%, due 3/1/31 (c)...........     110,000       125,090
                                                -----------
                                                    349,281
                                                -----------
GERMANY (0.5%)
Kreditanstalt Fuer Wiederauf
 Series INTL
 4.75%, due 8/18/06 (f)..........   E 150,000       139,990
                                                -----------
UNITED KINGDOM (1.0%)
Marconi Corp. PLC
 8.375%, due 9/15/30.............  $   40,000        14,370
Ono Finance PLC
 14.00%, due 2/15/11.............      60,000        43,200
United Kingdom Treasury Bond
 5.75%, due 12/7/09 (f)..........   L 130,000       203,735
                                                -----------
                                                    261,305
                                                -----------
Total Foreign Bonds
 (Cost $1,051,916)...............                 1,047,426
                                                -----------
MORTGAGE-BACKED SECURITY (1.0%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (1.0%)
GMAC Commercial Mortgage
 Securities Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35..............  $  260,000       277,579
                                                -----------
Total Mortgage-Backed Security
 (Cost $260,953).................                   277,579
                                                -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (46.7%)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (6.3%)
 3.50%, due 9/15/03..............  $  510,000   $   518,124
 5.00%, due 5/15/04..............     455,000       476,581
 5.75%, due 7/15/03..............     355,000       373,790
 7.00%, due 3/15/10..............     280,000       322,658
                                                -----------
                                                  1,691,153
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.8%)
 5.125%, due 2/13/04.............      85,000        89,115
 7.00%, due 7/15/05..............      85,000        94,836
 7.125%, due 2/15/05.............      40,000        44,522
                                                -----------
                                                    228,473
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (10.3%)
 6.00%, due 10/1/16..............     245,000       251,860
 6.50%, due 6/1/31-10/1/31.......   1,240,146     1,275,031
 7.50%, due 8/1/31...............   1,162,984     1,218,226
                                                -----------
                                                  2,745,117
                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II (MORTGAGE
 PASS-THROUGH SECURITIES) (8.4%)
 6.00%, due 2/15/29..............     459,172       467,281
 6.50%, due 5/15/29..............     636,238       657,215
 7.50%, due 10/15/29.............   1,070,118     1,125,133
                                                -----------
                                                  2,249,629
                                                -----------
UNITED STATES TREASURY BONDS (4.6%)
 5.375%, due 2/15/31.............      65,000        69,855
 6.25%, due 8/15/23..............     285,000       328,018
 6.875%, due 8/15/25.............     345,000       428,500
 7.50%, due 11/15/16.............     310,000       395,638
                                                -----------
                                                  1,222,011
                                                -----------
UNITED STATES TREASURY NOTES (16.3%)
 4.625%, due 5/15/06.............   1,205,000     1,260,358
 5.50%, due 2/15/08..............     315,000       343,375
 5.75%, due 8/15/10..............     395,000       438,513
 6.25%, due 2/15/07..............     535,000       599,783
 7.00%, due 7/15/06..............   1,515,000     1,736,099
                                                -----------
                                                  4,378,128
                                                -----------
Total U.S. Government & Federal
 Agencies (Cost $12,086,435).....                12,514,511
                                                -----------
YANKEE BONDS (2.2%)
BUILDING MATERIALS (0.7%)
Celulosa Arauco
 7.75%, due 9/13/11..............     200,000       200,515
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

YANKEE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
CABLE TV (0.7%)
British Sky Broadcasting
 Group PLC
 7.30%, due 10/15/06.............  $   45,000   $    45,810
NTL, Inc.
 11.20%, due 11/15/07 (h)........      65,000        50,050
Rogers Cablesystem Ltd.
 10.125%, due 9/1/12.............      60,000        62,550
United Pan-Europe Communications
 N.V.
 Series B
 11.25%, due 2/1/10..............     170,000        26,350
                                                -----------
                                                    184,760
                                                -----------
CHEMICALS (0.1%)
Octel Developments PLC
 10.00%, due 5/1/06..............      35,000        36,750
                                                -----------
FINANCE (0.1%)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06.............      30,000        28,800
                                                -----------
HOTEL/MOTEL (0.2%)
Sun International Hotels Ltd.
 9.00%, due 3/15/07..............      45,000        41,400
                                                -----------
OIL & GAS--EXPLORATION & PRODUCTION (0.2%)
Triton Energy Ltd.
 8.875%, due 10/1/07 (h).........      45,000        49,275
                                                -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.1%)
CompleTel Europe N.V.
 Series B
 (zero coupon), due 2/15/09
 14.00%, beginning 2/15/04.......      25,000         2,750
Millicom International
 Cellular S.A.
 13.50%, due 6/1/06..............      39,000        23,790
                                                -----------
                                                     26,540
                                                -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.0%) (b)
Call-Net Enterprises, Inc.
 9.375%, due 5/15/09.............      40,000        12,600
                                                -----------
TRANSPORTATION--SHIPPING (0.1%)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08.............      35,000        14,700
                                                -----------
Total Yankee Bonds
 (Cost $725,007).................                   595,340
                                                -----------
Total Long-Term Bonds
 (Cost $25,096,336)..............                25,577,435
                                                -----------

PREFERRED STOCKS (0.3%)
                                       SHARES         VALUE
                                    -----------------------
BROADCAST/MEDIA (0.1%)
Paxson Communications Corp.
 12.50% (g)......................          17   $    16,530
                                                -----------
REAL ESTATE INVESTMENT/MANAGEMENT (0.2%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c).............          55        51,700
                                                -----------
Total Preferred Stocks
 (Cost $66,913)..................                    68,230
                                                -----------
WARRANTS (0.0%) (b)
CABLE TV (0.0%) (b)
Ono Finance PLC
 expire 2/15/11 (a)(c)(h)........          60         2,940
                                                -----------
Total Warrants
 (Cost $2,382)...................                     2,940
                                                -----------
SHORT-TERM INVESTMENT (2.8%)
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
COMMERCIAL PAPER (2.8%)
UBS Finance Delaware LLC
 2.65%, due 11/1/01..............  $  740,000       740,000
                                                -----------
Total Short-Term Investment
 (Cost $740,000).................                   740,000
                                                -----------
Total Investments
 (Cost $25,905,631) (i)..........        98.6%   26,388,605(j)
Cash and Other Assets,
 Less Liabilities................         1.4       386,685
                                   ----------    ----------
Net Assets                                100%  $26,775,290
                                    =========    ==========

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Issue in default.
(e) CIK ("Cash in Kind") -- interest payment is made with cash or additional securities.
(f)  Partially segregated for foreign currency forward contracts.
(g) PIK ("Payment in Kind") -- dividend payment is made with additional securities.
(h)  Fair valued security.
(i) The cost stated also represents the aggregate cost for federal income tax purposes.
(j) At October 31, 2001 net unrealized appreciation was $482,974, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $835,853 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $352,879.
(k)  The following abbreviations are used in the above portfolio:
     E--Euro
     L--Pound Sterling

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001


ASSETS:
 Investment in securities, at value (identified
   cost $25,905,631)...............................  $26,388,605
 Cash denominated in foreign currencies (identified
   cost $37).......................................           37
 Cash..............................................        9,163
 Receivables:
   Investment securities sold......................      386,644
   Dividends and interest..........................      378,008
   Fund shares sold................................      110,000
 Unrealized appreciation on foreign currency
   forward contracts (Note 2J).....................        5,168
                                                     -----------
       Total assets................................   27,277,625
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................      344,964
   Manager.........................................       12,514
   Custodian.......................................        7,698
   Transfer agent..................................        2,185
 Accrued expenses..................................       15,724
 Dividend payable..................................      119,250
                                                     -----------
       Total liabilities...........................      502,335
                                                     -----------
 Net assets........................................  $26,775,290
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,526
 Additional paid-in capital........................   25,268,967
 Accumulated undistributed net investment income...      756,030
 Accumulated undistributed net realized gain on
   investments taxed as ordinary income............      259,464
 Net unrealized appreciation on investments........      482,974
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts.......................................        5,329
                                                     -----------
 Net assets........................................  $26,775,290
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $26,775,290
                                                     ===========
 Shares of capital stock outstanding...............    2,526,317
                                                     ===========
 Net asset value per share outstanding.............  $     10.60
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 2, 2001 through
October 31, 2001


INVESTMENT INCOME:
 Income:
   Interest........................................  $ 1,381,375
   Dividends.......................................        8,963
                                                     -----------
       Total income................................    1,390,338
                                                     -----------
 Expenses:
   Manager.........................................      127,536
   Professional....................................       33,647
   Transfer agent..................................       10,850
   Custodian.......................................        9,132
   Portfolio pricing...............................        7,962
   Registration....................................        4,617
   Shareholder communication.......................        2,797
   Directors.......................................          713
   Miscellaneous...................................       19,403
                                                     -----------
       Total expenses before reimbursement.........      216,657
   Expense reimbursement from Manager..............      (67,864)
                                                     -----------
       Net expenses................................      148,793
                                                     -----------
 Net investment income.............................    1,241,545
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions...........................      259,464
   Foreign currency transactions...................       (5,057)
                                                     -----------
 Net realized gain on investments and foreign
   currency transactions...........................      254,407
                                                     -----------
 Net unrealized appreciation on investments:
   Security transactions...........................      482,974
   Translation of other assets and liabilities in
     foreign currencies and foreign currency
     forward contracts.............................        5,329
                                                     -----------
 Net unrealized gain on investments and foreign
   currency transactions...........................      488,303
                                                     -----------
 Net realized and unrealized gain on investments
   and foreign currency transactions...............      742,710
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $ 1,984,255
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 2, 2001 through October 31, 2001

                                                                 2001
                                                              -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $ 1,241,545
    Net realized gain on investments and foreign currency
     transactions...........................................      254,407
    Net unrealized appreciation on investments and foreign
     currency transactions..................................      488,303
                                                              -----------
    Net increase in net assets resulting from operations....    1,984,255
                                                              -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (480,458)
                                                              -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   25,268,036
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................        3,457
                                                              -----------
      Increase in net assets derived from capital share
       transactions.........................................   25,271,493
                                                              -----------
      Net increase in net assets............................   26,775,290
NET ASSETS:
  Beginning of period.......................................           --
                                                              -----------
  End of period.............................................  $26,775,290
                                                              ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $   756,030
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                    NO-LOAD
                                                                     CLASS
                                                              -------------------
                                                                JANUARY 2, 2001
                                                                    THROUGH
                                                               OCTOBER 31, 2001
                                                              -------------------
Net asset value at beginning of period......................        $ 10.00
                                                                    -------
Net investment income.......................................           0.49
Net realized and unrealized gain on investments.............           0.30
Net realized and unrealized gain on foreign currency
  transactions..............................................           0.00(a)
                                                                    -------
Total from investment operations............................           0.79
                                                                    -------
Less dividends:
From net investment income..................................          (0.19)
                                                                    -------
Net asset value at end of period............................        $ 10.60
                                                                    =======
Total investment return.....................................           7.95%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................           5.84%+
  Net expenses..............................................           0.70%+
  Expenses (before reimbursement)...........................           1.02%+
Portfolio turnover rate.....................................            205%
Net assets at end of period (in 000's)......................        $26,775

------------
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Indexed Bond Fund
--------------------------------------------------------------------------------

The U.S. bond markets advanced strongly during the 12 months ended October 31, 2001. As technology stocks continued to tumble, other industries followed suit, causing a widespread flight to quality, which helped bond prices. At the same time, the Federal Reserve was taking action to strengthen the economy and avert a recession. From the beginning of 2001 through the end of October, the Fed lowered the targeted federal funds rate nine times--for a total reduction of 4.00%. As short-term rates declined, the yield curve steepened.

Following the terrorist attacks of September 11, 2001, investor uncertainty increased, resulting in even higher demand for high-quality bonds. The resulting performance was well ahead of historical averages for investment-grade bonds over longer periods.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse Indexed Bond Fund returned 13.44% for No-Load Class shares and 13.21% for Service Class shares. Both share classes underperformed the 13.75% return of the average Lipper(1) general U.S. government fund over the same period. Both share classes also underperformed the 14.61% return of the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index(2) for the 12 months ended October 31, 2001.

Since the Fund incurs real-world expenses that a hypothetical index does not, investors should anticipate a modest degree of underperformance. Further differences between the Fund and the Index may result from the specific bond sampling the Fund used to represent the performance of the Index.

As of October 31, 2001, Eclipse Indexed Bond Fund No-Load Class shares were rated four stars overall out of 1,815 taxable bond funds by Morningstar.(3) The Fund's No-Load Class shares were rated four stars out of 1,815 taxable bond funds for the three-year period then ended, four stars out of 1,353 taxable bond funds of the five-year period then ended, and four stars out of 428 taxable bond funds for the 10-year period then ended.

As of October 31, 2001, the Fund closely reflected the Salomon Smith Barney BIG Bond Index. The average quality of securities in both the Fund and the Index was AAA.(4) The market-value weighted average maturity for the Fund was 4.42 years, compared to 4.41 years for the Index. The effective duration of the long-term assets in the Fund was 4.16 years, just slightly longer than the 4.00 duration of the Index--and the average coupon of the Fund's long-term bonds was 6.44%, slightly lower than the 6.72% for the Index.

The dramatic drop in interest rates during the reporting period had a negative impact on mortgage-related securities. Although the sector returned 13.00%, rising prepayment risk caused it to underperform other major investment-grade sectors. Among securities in the Index, corporate bonds returned 16.30%, government-sponsored agency

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds seek to match their indices, unlike other funds, which generally seek to beat an index or indices.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.
(4) Bonds rated AAA by Standard & Poor's have the highest quality rating, and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Bonds rated AA by Standard & Poor's differ from the highest-rated issues only in small degree, and according to Standard & Poor's, the obligor's capacity to meet its commitment on the obligation is very strong. According to Standard & Poor's, debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories, however, Standard & Poor's believes that the obligor's capacity to meet its financial commitment is still strong. According to Standard & Poor's, debt rated BBB exhibits adequate protection parameters. In Standard & Poor's opinion, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

bonds and supranational issues returned 15.47%, and Treasury securities returned 14.86% over the 12-month period. Within the corporate sector of the Index, securities rated AA outperformed all other rating categories, returning 16.93% for the 12 months ended October 31, 2001. Bonds rated A returned 16.49%, bonds rated BBB returned 16.00%, and bonds rated AAA returned 15.41% for the same period.

INDEX ADJUSTMENTS

In April 2001, Salomon Smith Barney modified its criteria for including bonds in the BIG Index. The major changes included: raising the minimum amount outstanding from $100 million to $200 million for agency, corporate, and asset-backed securities; eliminating bonds with first call dates less than one year; and including securities issued under Rule 144A with registration rights. These changes did not materially impact the performance of the Fund.

LOOKING AHEAD

After extensive easing, at the end of October 2001, the targeted federal funds rate stood at 2.50%. We believe that the eventual end of the easing cycle and anticipation of renewed economic growth will drive the performance of the investment-grade income market going forward. Other factors, such as military circumstances and budget issues, could also play a role. If investors come to expect an economic recovery, we believe corporate bonds could benefit relative to government securities.

Regardless of where the economy, the Federal Reserve, or the bond markets may move, the Fund will continue to seek to provide investment results that correspond to the total-return performance of fixed-income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade
(BIG) Bond Index.

BRETT CHAPPELL
ERIC GREENMAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                        ECLIPSE INDEXED BOND FUND VERSUS
                      SALOMON SMITH BARNEY BIG BOND INDEX



                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY BIG BOND
                                                                 ECLIPSE INDEXED BOND FUND                    INDEX
                                                                 -------------------------        -----------------------------
10/31/91                                                          $        10000                    $         10000
92                                                                         11126                              11008
93                                                                         12198                              12327
94                                                                         11778                              11884
95                                                                         13907                              13748
96                                                                         14262                              14558
97                                                                         15547                              15845
98                                                                         16823                              17333
99                                                                         16457                              17418
00                                                                         18366                              18686
10/31/01                                                                   20152                              21417


                              $10,000 INVESTED IN
                        ECLIPSE INDEXED BOND FUND VERSUS
                      SALOMON SMITH BARNEY BIG BOND INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY BIG BOND
                                                                 ECLIPSE INDEXED BOND FUND                    INDEX
                                                                 -------------------------        -----------------------------
10/31/91                                                          $        10000                      $       10000
92                                                                         11126                              11008
93                                                                         12198                              12327
94                                                                         11778                              11884
95                                                                         13895                              13748
96                                                                         14220                              14558
97                                                                         15464                              15845
98                                                                         16680                              17333
99                                                                         16286                              17418
00                                                                         18119                              18686
10/31/01                                                                   19847                              21417

--ECLIPSE INDEXED BOND FUND  --SALOMON SMITH BARNEY BIG BOND INDEX

Source: Bloomberg, 10/31/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/91.


                                                AVERAGE ANNUAL TOTAL RETURNS*
 PERFORMANCE                                       AS OF OCTOBER 31, 2001
-------------------------------------------------------------------------------
                                              ONE YEAR   FIVE YEARS   TEN YEARS
-------------------------------------------------------------------------------
Eclipse Indexed Bond Fund No-Load Class        13.44%       7.31%       7.26%
Eclipse Indexed Bond Fund Service Class(+)     13.21        7.04        7.10
Average Lipper general U.S. government
 fund(++)                                      13.75        7.16        7.08
Salomon Smith Barney BIG Bond Index(sec.)      14.61        8.02        7.91

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                                             TEN
                                                                                            MONTHS        YEAR         YEAR
                                                    YEAR ENDED                              ENDED         ENDED       ENDED
                                                   DECEMBER 31                            OCTOBER 31   OCTOBER 31   OCTOBER 31
                 1991      1992     1993     1994     1995      1996     1997     1998       1999         2000          2001
                 ----      ----     ----     ----     ----      ----     ----     ----       ----         ----          ----
TOTAL RETURN*    14.70%    7.09%    9.64%    -3.44%   18.07%    2.55%    9.01%    8.21%      -1.56%       7.27%         13.44%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.
++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
sec. The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered to be representative of the U.S. bond market. Returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INDEXED BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

LONG-TERM INVESTMENTS (91.1%)+
CORPORATE BONDS (17.4%)
                                    PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
AEROSPACE/DEFENSE (0.3%)
United Technologies Corp.
 6.35%, due 3/1/11...............  $  250,000   $   264,060
                                                -----------
ALUMINUM (1.2%)
Alcoa Inc.
 6.50%, due 6/1/11...............   1,000,000     1,069,797
                                                -----------
AUTO LEASES (1.4%)
Ford Motor Credit Co.
 6.50%, due 1/25/07..............     250,000       250,483
 7.875%, due 6/15/10.............     504,000       527,990
General Motors Acceptance Corp.
 6.125%, due 9/15/06.............     250,000       248,795
 8.00%, due 11/1/31..............     250,000       252,132
                                                -----------
                                                  1,279,400
                                                -----------
BANKS--MAJOR REGIONAL (0.6%)
Bank of America Corp.
 7.40%, due 1/15/11..............     500,000       550,936
                                                -----------
BEVERAGES--SOFT DRINKS (0.3%)
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22...............     252,000       307,938
                                                -----------
BROADCAST/MEDIA (0.7%)
Cox Communications, Inc.
 6.50%, due 11/15/02.............     604,000       620,800
                                                -----------
CABLE TV (0.6%)
Comcast Cable Communications
 6.375%, due 1/30/06.............     550,000       575,431
                                                -----------
CHEMICALS (0.5%)
DuPont (E.I.) de Nemours & Co.
 8.125%, due 3/15/04.............     403,000       448,739
                                                -----------
COMMERCIAL & CONSUMER SERVICES (0.4%)
Hertz Corp. (The)
 7.00%, due 7/15/03..............     353,000       369,012
                                                -----------
CONGLOMERATES (0.6%)
Textron Inc.
 6.375%, due 7/15/04.............     504,000       532,110
                                                -----------
ELECTRIC POWER COMPANIES (0.5%)
Texas Utilities Electric Co.
 8.25%, due 4/1/04...............     403,000       440,822
                                                -----------
ENTERTAINMENT (0.6%)
Time Warner Inc.
 6.625%, due 5/15/29.............     250,000       236,129

                                      PRINCIPAL
                                       AMOUNT         VALUE
                                   -------------------------
CORPORATE BONDS (17.4%)
ENTERTAINMENT (CONTINUED)
Walt Disney Co. (The)
 Series B
 6.75%, due 3/30/06..............  $  302,000   $   323,306
                                                -----------
                                                    559,435
                                                -----------
FINANCE (2.3%)
American Express Credit Corp.
 6.125%, due 11/15/01............   1,007,000     1,008,007
Commercial Credit Co.
 8.70%, due 6/15/10..............     227,000       270,748
General Electric Capital Corp.
 7.50%, due 5/15/05..............     504,000       561,616
Verizon Global Funding Corp.
 7.75%, due 12/1/30..............     250,000       282,042
                                                -----------
                                                  2,122,413
                                                -----------
FINANCIAL MISCELLANEOUS (0.7%)
Duke Capital Corp.
 6.25%, due 7/15/05..............     604,000       635,631
                                                -----------
HEALTH CARE--HMO'S (0.6%)
Aetna Inc.
 7.625%, due 8/15/26.............     504,000       555,222
                                                -----------
INVESTMENT BANK/BROKERAGE (0.6%)
Salomon Smith Barney Holdings
 6.875%, due 6/15/05.............     504,000       544,814
                                                -----------
MACHINERY--DIVERSIFIED (0.3%)
Caterpillar, Inc.
 9.00%, due 4/15/06..............     252,000       296,758
                                                -----------
OIL & GAS--EXPLORATION & PRODUCTION (0.6%)
Burlington Resources Inc.
 7.375%, due 3/1/29..............     504,000       527,637
                                                -----------
OIL--INTEGRATED DOMESTIC (1.2%)
Amerada Hess Corp.
 7.875%, due 10/1/29.............     500,000       544,209
USX--Marathon Corp.
 7.20%, due 2/15/04..............     554,000       592,993
                                                -----------
                                                  1,137,202
                                                -----------
OIL--INTEGRATED INTERNATIONAL (0.2%)
Texaco Capital Inc.
 9.75%, due 3/15/20..............     176,000       241,592
                                                -----------
PAPER & FOREST PRODUCTS (0.3%)
Scott Paper Co.
 7.00%, due 8/15/23..............     327,000       314,988
                                                -----------
TELECOMMUNICATIONS--LONG DISTANCE (2.0%)
AT&T Corp.
 8.625%, due 12/1/31.............     755,000       803,376
Qwest Capital Funding Inc.
 7.25%, due 2/15/11..............     250,000       256,037

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   ----------------------
TELECOMMUNICATIONS--LONG DISTANCE (CONTINUED)
Sprint Corp.
 9.50%, due 4/1/03...............  $  504,000   $   544,686
Worldcom, Inc.
 7.50%, due 5/15/11..............     250,000       257,668
                                                -----------
                                                  1,861,767
                                                -----------
TELEPHONE (0.3%)
BellSouth Corp.
 6.00%, due 10/15/11.............     250,000       254,657
                                                -----------
TRANSPORTATION--MISCELLANEOUS (0.6%)
Ryder System Inc.
 Series K
 9.875%, due 5/15/17.............     504,000       583,148
                                                -----------
Total Corporate Bonds
 (Cost $15,379,950)..............                16,094,309
                                                -----------
INTERNATIONAL CORPORATE BONDS (1.7%)
BANKS--MONEY CENTER (1.7%)
ABN-Amro Bank, NV
 Chicago Branch
 7.55%, due 6/28/06..............     403,000       447,710
Bayerische Landesbank
 Girozentrale New York Branch
 6.20%, due 2/9/06...............     957,000       988,411
International Bank for
 Reconstruction & Development
 (zero coupon), due 3/11/31......     504,000        87,343
                                                -----------
Total International Corporate
 Bonds (Cost $1,436,692).........                 1,523,464
                                                -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (65.7%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.7%)
 (zero coupon), due 12/11/25.....     504,000       122,405
 3.50%, due 9/15/03..............   4,500,000     4,571,685
 6.45%, due 4/29/09..............     554,000       564,917
                                                -----------
                                                  5,259,007
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (13.0%)
 6.00%, due 9/1/02-6/1/31........   2,471,240     2,511,885
 6.50%, due 11/1/01-7/1/29.......   3,522,492     3,646,384
 7.00%, due 8/1/03-10/1/31.......   4,749,793     4,950,848
 7.50%, due 9/1/11-2/1/30........     733,763       769,202
 8.00%, due 7/1/26...............     106,046       112,117
                                                -----------
                                                 11,990,436
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.0%)
 (zero coupon), due 7/5/14.......   1,259,000       628,522
 6.00%, due 12/15/05.............   3,000,000     3,247,704
 6.21%, due 8/6/38...............     475,000       516,018
 7.25%, due 1/15/10..............   1,007,000     1,175,374
                                                -----------
                                                  5,567,618
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         Value
                                    -------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (16.0%)
 5.50%, due 3/1/05...............  $  410,137   $   418,519
 6.00%, due 6/1/16-5/1/29........   3,592,890     3,661,706
 6.50%, due 7/1/03-10/1/31.......   6,586,271     6,788,265
 7.00%, due 5/1/11-1/1/28........     950,440       993,216
 7.50%, due 11/1/26-8/1/31.......   1,346,602     1,410,819
 8.00%, due 7/1/07-1/1/28........     945,905       999,751
 9.50%, due 3/1/16-9/1/19........     444,509       473,791
                                                -----------
                                                 14,746,067
                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (7.5%)
 6.50%, due 2/15/29-8/15/29......   2,169,004     2,242,479
 7.00%, due 3/15/07-8/20/31......   2,487,558     2,596,190
 7.50%, due 8/15/08-10/15/30.....   1,750,130     1,841,719
 8.00%, due 6/15/26-9/15/27......     120,652       127,748
 8.50%, due 7/15/26-11/15/26.....     110,524       117,425
                                                -----------
                                                  6,925,561
                                                -----------
UNITED STATES TREASURY BONDS (8.7%)
 6.00%, due 2/15/26..............   2,500,000     2,811,725
 6.25%, due 5/15/30..............   1,007,000     1,198,803
 7.50%, due 11/15/16.............     403,000       514,329
 8.50%, due 2/15/20..............     201,000       284,666
 8.75%, due 5/15/17-8/15/20......     756,000     1,088,325
 8.875%, due 2/15/19.............     302,000       438,184
 9.875%, due 11/15/15............     302,000       458,285
 10.375%, due 11/15/12...........     252,000       337,602
 11.25%, due 2/15/15.............     201,000       330,518
 11.875%, due 11/15/03...........     252,000       298,501
 12.75%, due 11/15/10............     201,000       270,313
                                                -----------
                                                  8,031,251
                                                -----------
UNITED STATES TREASURY NOTES (8.8%)
 4.75%, due 11/15/08.............   1,007,000     1,051,681
 5.00%, due 2/15/11..............     648,000       683,744
 5.25%, due 5/15/04..............   1,511,000     1,604,017
 5.625%, due 12/31/02............     201,000       209,197
 5.75%, due 8/15/03..............     806,000       853,481
 6.00%, due 8/15/09..............     327,000       367,211
 6.125%, due 8/15/07.............     705,000       788,831
 6.25%, due 2/15/03..............     554,000       582,564
 6.75%, due 5/15/05..............   1,511,000     1,688,784
 7.50%, due 2/15/05..............     302,000       343,431
                                                -----------
                                                  8,172,941
                                                -----------
Total U.S. Government & Federal
 Agencies (Cost $57,393,353).....                60,692,881(c)
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

YANKEE BONDS (6.3%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
BANKS--MONEY CENTER (1.2%)
Australia & New Zealand Banking
 Group, Ltd.
 7.55%, due 9/15/06..............  $  353,000   $   396,027
Inter-American Development Bank
 6.80%, due 10/15/25.............     604,000       693,374
                                                -----------
                                                  1,089,401
                                                -----------
FOREIGN GOVERNMENTS (3.3%)
Ontario (Province of)
 6.00%, due 2/21/06..............   1,511,000     1,622,087
Quebec (Government of)
 6.125%, due 1/22/11.............   1,007,000     1,071,606
 7.50%, due 7/15/23..............     302,000       345,209
                                                -----------
                                                  3,038,902
                                                -----------
INSURANCE--MULTI LINE (0.9%)
AXA Group
 8.60%, due 12/15/30.............     755,000       859,370
                                                -----------
MANUFACTURING--DIVERSIFIED (0.3%)
Tyco International Ltd.
 6.375%, due 10/15/11............     250,000       253,936
                                                -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.3%)
Deutsche Telekom International
 Finance
 7.75%, due 6/15/05..............     250,000       270,058
                                                -----------
TELEPHONE (0.3%)
France Telecom SA
 7.20%, due 3/1/06 (a)...........     250,000       266,894
                                                -----------
Total Yankee Bonds
 (Cost $5,277,048)...............                 5,778,561
                                                -----------
Total Long-Term Investments
 (Cost $79,487,043)..............                84,089,215
                                                -----------
SHORT-TERM INVESTMENTS (8.0%)
COMMERCIAL PAPER (2.0%)
Farmer Mac Discount Note
 2.48%, due 11/1/01 (b)..........   1,848,000     1,848,000
                                                -----------
Total Commercial Paper
 (Cost $1,848,000)...............                 1,848,000
                                                -----------
U.S. GOVERNMENT (6.0%)
United States Treasury Bills
 2.18%, due 1/10/02 (b)..........  $5,410,000   $ 5,387,056
 2.20%, due 1/17/02 (b)..........     200,000       199,040
                                                -----------
Total U.S. Government
 (Cost $5,586,096)...............                 5,586,096
                                                -----------
Total Short-Term Investments
 (Cost $7,434,096)...............                 7,434,096
                                                -----------
Total Investments
 (Cost $86,921,139) (d)..........        99.1%   91,523,311(e)
Cash and Other Assets,
 Less Liabilities................         0.9       836,573
                                   ----------    ----------
Net Assets.......................       100.0%  $92,359,884
                                   ----------    ----------

FUTURES CONTRACTS (0.0%)(F)
                               CONTRACTS    UNREALIZED
                                LONG       APPRECIATION(g)
                               --------------------------
United States Treasury Note
 June 2001 (5 Year)..........      65         $  97,147
                                              ---------
Total Futures Contracts
 (Settlement Value
 $7,043,713) (c).............                 $  97,147
                                              =========

------------
(a) May be sold to institutional investors only.
(b) Segregated or partially segregated as collateral for futures contracts.
(c) The combined market value of U.S. Government and Federal Agencies Investments and the value of securities purchased under U.S. Treasury futures contracts represents 73.4% of net assets.
(d) The cost for federal income tax purposes is $87,163,308.
(e) At October 31, 2001 net unrealized appreciation was $4,360,003, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,432,806 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $72,803.
(f) Less than one tenth of a percent.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value (identified
   cost $86,921,139)...............................  $91,523,311
 Cash..............................................          366
 Receivables:
   Interest........................................    1,026,910
   Fund shares sold................................       94,401
   Variation margin on futures contracts...........       28,231
                                                     -----------
       Total assets................................   92,673,219
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................      247,255
   Manager.........................................       17,549
   Custodian.......................................        8,506
   Transfer agent..................................        6,944
   Fund shares redeemed............................        4,154
 Accrued expenses..................................       28,202
 Dividend payable..................................          725
                                                     -----------
       Total liabilities...........................      313,335
                                                     -----------
 Net assets........................................  $92,359,884
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     7,306
   Service Class...................................          936
 Additional paid-in capital........................   89,760,373
 Accumulated undistributed net investment income...    3,209,318
 Accumulated net realized loss on investments and
   futures contracts...............................   (5,317,368)
 Net unrealized appreciation on investments and
   futures contracts...............................    4,699,319
                                                     -----------
 Net assets........................................  $92,359,884
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $81,889,698
                                                     ===========
 Shares of capital stock outstanding...............    7,305,945
                                                     ===========
 Net asset value per share outstanding.............  $     11.21
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $10,470,186
                                                     ===========
 Shares of capital stock outstanding...............      935,711
                                                     ===========
 Net asset value per share outstanding.............  $     11.19
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:
 Income:
   Interest........................................  $ 7,011,407
                                                     -----------
 Expenses:
   Manager.........................................      539,365
   Professional....................................       59,979
   Custodian.......................................       49,889
   Transfer agent..................................       36,875
   Portfolio pricing...............................       25,782
   Registration....................................       25,639
   Service.........................................       22,782
   Shareholder communication.......................       12,135
   Directors.......................................        4,363
   Miscellaneous...................................       16,296
                                                     -----------
       Total expenses before
        reimbursement..............................      793,105
   Expense reimbursement from Manager..............     (230,959)
                                                     -----------
       Net expenses................................      562,146
                                                     -----------
 Net investment income.............................    6,449,261
                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from:
   Security transactions...........................    3,364,994
   Futures transactions............................      312,309
                                                     -----------
 Net realized gain on investments..................    3,677,303
                                                     -----------
 Net change in unrealized depreciation on
   investments:
   Security transactions...........................    4,005,998
   Futures transactions............................      101,981
                                                     -----------
 Net unrealized gain on investments................    4,107,979
                                                     -----------
 Net realized and unrealized gain on investments...    7,785,282
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $14,234,543
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                  2001           2000
                                                              ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  6,449,261   $  9,242,788
    Net realized gain (loss) on investments and futures
     contracts..............................................     3,677,303     (1,746,140)
    Net change in unrealized depreciation on investments and
     futures contracts......................................     4,107,979      2,028,021
                                                              ------------   ------------
    Net increase in net assets resulting from operations....    14,234,543      9,524,669
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................   (10,282,298)    (9,983,098)
      Service Class.........................................      (431,142)      (218,895)
                                                              ------------   ------------
        Total dividends to shareholders.....................   (10,713,440)   (10,201,993)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    32,726,573     14,753,277
      Service Class.........................................     8,425,841        969,708
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................    10,244,464      9,947,786
      Service Class.........................................       431,138        218,891
                                                              ------------   ------------
                                                                51,828,016     25,889,662
    Cost of shares redeemed:
      No-Load Class.........................................   (99,999,022)   (33,410,145)
      Service Class.........................................    (2,656,851)      (907,953)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (50,827,857)    (8,428,436)
                                                              ------------   ------------
      Net decrease in net assets............................   (47,306,754)    (9,105,760)
NET ASSETS:
  Beginning of year.........................................   139,666,638    148,772,398
                                                              ------------   ------------
  End of year...............................................  $ 92,359,884   $139,666,638
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $  3,209,318   $  7,640,252
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                          NO-LOAD        SERVICE        NO-LOAD     SERVICE     NO-LOAD        SERVICE
                                           CLASS          CLASS          CLASS       CLASS       CLASS          CLASS
                                         ---------       --------       --------   ---------   ---------       --------
                                                                                                   JANUARY 1, 1999
                                                YEAR ENDED                   YEAR ENDED                THROUGH
                                             OCTOBER 31, 2001             OCTOBER 31, 2000        OCTOBER 31, 1999*
                                         ------------------------       --------------------   ------------------------
Net asset value at beginning of
 period...............................   $  10.73        $  10.70       $ 10.76    $   10.74   $  10.93        $  10.92
                                         ---------       --------       --------   ---------   ---------       --------
Net investment income.................       0.65(c)(d)      0.62(c)(d)    0.72         0.67       0.62            0.61
Net realized and unrealized gain
 (loss) on investments................       0.72            0.73          0.00(b)      0.01      (0.79)          (0.79)
                                         ---------       --------       --------   ---------   ---------       --------
Total from investment operations......       1.37            1.35          0.72         0.68      (0.17)          (0.18)
                                         ---------       --------       --------   ---------   ---------       --------
Less dividends:
From net investment income............      (0.89)          (0.86)        (0.75)       (0.72)        --              --
                                         ---------       --------       --------   ---------   ---------       --------
Net asset value at end of period......   $  11.21        $  11.19       $ 10.73    $   10.70   $  10.76        $  10.74
                                         =========       ========       ========   =========   =========       ========
Total investment return...............      13.44%          13.21%         7.27%        6.87%     (1.56%)(a)      (1.65%)(a)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income................       6.00%(d)        5.75%(d)      6.63%        6.38%      6.42%+          6.17%+
 Net expenses.........................       0.50%           0.75%         0.50%        0.75%      0.50%+          0.75%+
 Expenses (before reimbursement)......       0.71%           0.96%         0.63%        0.88%      0.62%+          0.87%+
Portfolio turnover rate...............         57%             57%           20%          20%        31%             31%
Net assets at end of period (in
 000's)...............................   $ 81,890        $ 10,470       $136,033   $   3,634   $145,427        $  3,345

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD      SERVICE
                                                                   CLASS        CLASS
                                                                  -------      -------
Decrease net investment income..............................      ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02         0.02
Decrease ratio of net investment income.....................       (0.16%)      (0.15%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

    NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE
     CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
    --------   --------   --------   --------   --------   --------
                        YEAR ENDED DECEMBER 31
    ---------------------------------------------------------------
           1998                  1997                  1996
    -------------------   -------------------   -------------------
    $  10.74   $  10.74   $  10.52   $  10.52   $  10.99   $  10.99
    --------   --------   --------   --------   --------   --------
        0.69       0.66       0.73       0.70       0.76       0.74
        0.19       0.18       0.22       0.22      (0.48)     (0.48)
    --------   --------   --------   --------   --------   --------
        0.88       0.84       0.95       0.92       0.28       0.26
    --------   --------   --------   --------   --------   --------
       (0.69)     (0.66)     (0.73)     (0.70)     (0.75)     (0.73)
    --------   --------   --------   --------   --------   --------
    $  10.93   $  10.92   $  10.74   $  10.74   $  10.52   $  10.52
    ========   ========   ========   ========   ========   ========
        8.21%      7.86%      9.01%      8.75%      2.55%      2.34%
        6.37%      6.12%      6.60%      6.35%      6.21%      5.96%
        0.50%      0.75%      0.50%      0.75%      0.50%      0.75%
        0.65%      0.90%      0.65%      0.90%      0.65%      0.90%
          14%        14%        32%        32%       312%       312%
    $156,244   $  3,881   $117,922   $  3,015   $109,482   $  2,764

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE SHORT TERM BOND FUND
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2001, the U.S. economy showed progressive signs of weakness. Gross domestic product steadily declined, and according to preliminary estimates, GDP slipped into negative territory in the third quarter of 2001. With the stock market on a roller-coaster ride with progressive declines, many investors turned to bonds in search of a more secure haven for their money.

The Federal Reserve sought to stabilize the economy with aggressive easing from January through October of 2001. During that period, the Fed cut the targeted federal funds rate nine times--for a total reduction of 4.00%. As short-term rates fell, the yield curve steepened dramatically. By the end of October, short-term rates were at their lowest level in decades.

Of course, lower interest rates tend to result in higher bond prices. With investors pouring money into bond funds throughout most of the reporting period, the flight to quality helped support demand, and a government buyback program helped limit supply. The overall result was positive performance across all sectors of the bond market. The tragic events of September 11, 2001, caused credit spreads to widen in all bond sectors, at least initially, but Federal Reserve moves to increase liquidity helped all sectors of the bond market continue to advance.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse Short Term Bond Fund No-Load Class shares returned 10.68% and Service Class shares returned 10.46%. Both share classes outperformed the 9.52% return of the average Lipper(1) short U.S. government fund over the same period. On the other hand, both share classes underperformed the 10.83% return of the Salomon Smith Barney 1-3 Year Treasury Index(2) for the 12 months ended October 31, 2001.

The Fund's No-Load Class shares were rated five stars overall and its Service Class shares were rated four stars overall out of 1,815 taxable bond funds by Morningstar(3) as of October 31, 2001. No-Load Class shares were rated five stars and Service Class shares four stars out of 1,815 taxable bond funds for the three-year period then ended. No-Load Class shares were rated five stars and Service Class shares four stars out of 1,353 taxable bond funds for the five-year period then ended. No-load class shares were rated four stars out of 428 taxable bond funds for the 10-year period ended October 31, 2001.

POSITIONING THE PORTFOLIO

Throughout the 12-month reporting period, the Fund concentrated primarily on government and agency securities, with 80% of net assets evenly split between the two asset classes on April 30, 2001, the midpoint of the Fund's fiscal year. By September 10, 2001, approximately 46% of the Fund's net assets were invested in U.S. Treasuries, 34% in agencies, 13% in corporate bonds, and 6% in asset-backed securities.

Following the terrorist attacks, spreads on two- and three-year agency securities widened by about 25 basis points. Spreads on short triple-A rated asset-backed securities widened about 10 basis points, while spreads on corporate bonds widened significantly. We increased the Fund's agency holdings to approximately 48% of net assets and reduced Treasury holdings. By the end of September, agency spreads had returned to pre-September 11 levels, but spreads on corporate bonds remained wider than before the attacks.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is generally considered to be representative of the U.S. short-term bond market. Returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

During October, the Fund reduced exposure to agencies from 48% to 34% of net assets, as spreads to Treasuries tightened. We increased the Fund's allocation to Treasuries from 29% to 32% of net assets. We also increased the allocation to corporate bonds from 13% to 21% of the portfolio to take advantage of further tightening potential.

The Fund continues to benefit from an ongoing flight to quality that has intensified after the events of September 11, 2001. High-quality short-term bonds remain in high demand as investors seek a possible "safe haven" in a market threatened by economic uncertainties, public health concerns, a war in Afghanistan, and uprisings in the Middle East.

LOOKING AHEAD

We expect that the Federal Reserve will remain accommodative well into 2002. While many investors are hopeful that the economy will turn around soon, exact timing is difficult to predict. We will continue to look for opportunities among Treasury, agency, asset-backed, and corporate securities that we believe may offer attractive prospects in an evolving market environment.

Regardless of what the markets or the economy may bring, the Fund will continue to seek to maximize total return consistent with liquidity, preservation of capital, and investment in short-term debt securities.

CHRISTOPHER HARMS
GARY GOODENOUGH
CLAUDE ATHAIDE, PH.D., CFA
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                      ECLIPSE SHORT TERM BOND FUND VERSUS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX

                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX              ECLIPSE SHORT-TERM BOND FUND
                                                               ------------------------------      ----------------------------
10/31/91                                                          $       10000                      $       10000
92                                                                        10824                              10847
93                                                                        11448                              11462
94                                                                        11583                              11474
95                                                                        12595                              12653
96                                                                        13352                              13261
97                                                                        14212                              14075
98                                                                        15307                              14971
99                                                                        15764                              15330
00                                                                        16718                              16574
10/31/01                                                                  18529                              17945

                              $10,000 INVESTED IN
                      ECLIPSE SHORT TERM BOND FUND VERSUS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX

                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX              ECLIPSE SHORT-TERM BOND FUND
                                                               -----------------------------       ----------------------------
10/31/91                                                           $       10000                      $       10000
92                                                                         10824                              10847
93                                                                         11448                              11462
94                                                                         11583                              11474
95                                                                         12595                              12629
96                                                                         13352                              13192
97                                                                         14212                              13981
98                                                                         15307                              14818
99                                                                         15764                              15151
00                                                                         16718                              16324
10/31/01                                                                   18529                              17644

-- ECLIPSE SHORT TERM BOND FUND  -- SALOMON SMITH BARNEY 1-3 YEAR
TREASURY INDEX
Source: Bloomberg, 10/31/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/91.

                                                                 AVERAGE ANNUAL TOTAL RETURNS*
 PERFORMANCE                                                         AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------------------
                                                     ONE YEAR           FIVE YEARS            TEN YEARS
--------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund No-Load Class              10.68%                6.39%                6.02%
Eclipse Short Term Bond Fund Service Class(+)           10.46                 6.12                 5.84
Average Lipper short U.S. government fund(++)            9.52                 6.04                 5.63
Salomon Smith Barney 1-3 Year Treasury
 Index(sec.)                                            10.83                 6.77                 6.35

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                                            TEN
                                                                                           MONTHS       YEAR          YEAR
                                            YEAR ENDED                                      ENDED       ENDED         ENDED
                                            DECEMBER 31                                   OCTOBER 31   OCTOBER 31   OCTOBER 31
                 1991      1992    1993    1994      1995     1996        1997    1998        1999        2000         2001
                 ----      ----    ----    ----      ----     ----        ----    ----        ----        ----         ----
TOTAL RETURN*    11.30%    5.94%   5.67%   0.11%     10.27%   4.81%       6.13%   6.37%       2.12%       6.05%        10.68%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is generally considered to be representative of the U.S. short-term bond market. Returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE SHORT TERM BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

LONG-TERM BONDS (87.0%)+
ASSET-BACKED SECURITIES (1.4%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AUTOMOBILES (1.4%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..............  $  425,000   $   425,195
                                                -----------
Total Asset-Backed Securities
 (Cost $424,949).................                   425,195
                                                -----------
CORPORATE BONDS (18.6%)
AUTO LEASES (2.0%)
Ford Motor Credit Co.
 6.50%, due 1/25/07..............     605,000       606,168
                                                -----------
FINANCE (4.1%)
Boeing Capital Corp.
 4.88%, due 8/20/04..............     600,000       615,547
Wells Fargo Financial, Inc.
 5.45%, due 5/3/04...............     630,000       659,207
                                                -----------
                                                  1,274,754
                                                -----------
OIL--INTEGRATED DOMESTIC (2.0%)
Conoco Inc.
 5.90%, due 4/15/04..............     585,000       609,221
                                                -----------
PAPER & FOREST PRODUCTS (2.2%)
International Paper Co.
 8.00%, due 7/8/03...............     650,000       690,717
                                                -----------
RETAIL STORES (1.5%)
Gap, Inc. (The)
 5.625%, due 5/1/03..............     475,000       479,437
                                                -----------
TELECOMMUNICATIONS (4.8%)
Qwest Capital Funding Inc.
 5.875%, due 8/3/04 (a)..........     615,000       622,878
WorldCom, Inc.--WorldCom Group
 6.50%, due 5/15/04..............     830,000       859,739
                                                -----------
                                                  1,482,617
                                                -----------
TELEPHONE (2.0%)
BellSouth Corp.
 5.00%, due 10/15/06.............     625,000       632,557
                                                -----------
Total Corporate Bonds
 (Cost $5,664,180)...............                 5,775,471
                                                -----------
FOREIGN BONDS (2.2%)
MANUFACTURING (2.2%)
Tyco International Group S.A.
 4.95%, due 8/1/03...............     675,000       690,192
                                                -----------
Total Foreign Bonds
 (Cost $674,923).................                   690,192
                                                -----------

U.S. GOVERNMENT & FEDERAL AGENCIES (64.8%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
FEDERAL HOME LOAN MORTGAGE ASSOCIATION (19.7%)
 3.50%, due 9/15/03..............  $2,500,000   $ 2,539,825
 5.25%, due 2/15/04..............   2,880,000     3,020,196
 5.75%, due 7/15/03..............     550,000       579,111
                                                -----------
                                                  6,139,132
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.7%)
 5.125%, due 2/13/04.............   4,070,000     4,267,029
                                                -----------
UNITED STATES TREASURY BONDS (14.3%)
 10.75%, due 5/15/03 (b).........     550,000       619,955
 11.625%, due 11/15/02 (b).......   2,750,000     3,018,977
 12.375%, due 5/15/04............     640,000       788,198
                                                -----------
                                                  4,427,130
                                                -----------
UNITED STATES TREASURY NOTES (17.1%)
 3.625%, due 7/15/02.............   1,769,872     1,802,508
 5.25%, due 8/15/03 (b)..........   3,050,000     3,203,934
 5.50%, due 2/28/03..............      25,000        26,090
 6.00%, due 7/31/02..............     285,000       293,462
                                                -----------
                                                  5,325,994
                                                -----------
Total U.S. Government & Federal
 Agencies
 (Cost $19,641,854)..............                20,159,285
                                                -----------
Total Long-Term Investments
 (Cost $26,405,906)..............                27,050,143
                                                -----------
SHORT-TERM INVESTMENTS (11.5%)
COMMERCIAL PAPER (11.5%)
American Express Credit Corp.
 2.46%, due 11/7/01..............   1,370,000     1,369,438
Prudential Funding L.L.C.
 2.47%, due 11/1/01..............     700,000       700,000
UBS Finance (De) L.L.C.
 4.65%, due 11/1/01..............   1,500,000     1,500,000
                                                -----------
Total Short-Term Investments
 (Cost $3,569,438)...............                 3,569,438
                                                -----------
Total Investments
 (Cost $29,975,344) (c)..........        98.5%   30,619,581(d)
Cash and Other Assets, Less
 Liabilities.....................         1.5       477,851
                                   ----------   -----------
Net Assets.......................       100.0%  $31,097,432
                                   ==========   ===========

------------

(a)  May be sold to institutional investors only.
(b) Represents securities out on loan or a portion which is out on loan. (See Note 2(0)).
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At October 31, 2001 gross unrealized appreciation was $644,237, based on cost for federal income tax purposes.

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value*
   (identified cost $29,975,344)...................  $30,619,581
 Cash..............................................        5,021
 Collateral held for securities loaned at value
   (Note 2(O)).....................................    5,190,119
 Receivables:
   Interest........................................      461,213
   Investment securities sold......................      359,238
   Fund shares sold................................      132,047
                                                     -----------
       Total assets................................   36,767,219
                                                     -----------
LIABILITIES:
 Securities lending collateral (Note 2(O)).........    5,190,119
 Payables:
   Investment securities purchased.................      424,949
   Fund shares redeemed............................       13,088
   Transfer agent..................................       11,188
   Manager.........................................        3,735
   Custodian.......................................        2,100
 Accrued expenses..................................       24,459
 Dividend payable..................................          149
                                                     -----------
       Total liabilities...........................    5,669,787
                                                     -----------
 Net assets........................................  $31,097,432
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,141
   Service Class...................................          108
 Additional paid-in capital........................   36,877,242
 Accumulated undistributed net investment income...      780,191
 Accumulated net realized loss on investments......   (7,207,487)
 Net unrealized appreciation on investments........      644,237
                                                     -----------
 Net assets........................................  $31,097,432
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $30,065,222
                                                     ===========
 Shares of capital stock outstanding...............    3,141,340
                                                     ===========
 Net asset value per share outstanding.............  $      9.57
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $ 1,032,210
                                                     ===========
 Shares of capital stock outstanding...............      108,209
                                                     ===========
 Net asset value per share outstanding.............  $      9.54
                                                     ===========

------------
* Includes securities on loan with an average cost of $4,875,403 and a market value of $4,969,936.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:
 Income:
   Interest........................................  $ 1,778,513
                                                     -----------
 Expenses:
   Manager.........................................      192,828
   Transfer agent..................................       47,656
   Professional....................................       37,805
   Registration....................................       23,576
   Custodian.......................................        6,956
   Portfolio pricing...............................        3,898
   Shareholder communication.......................        2,741
   Service.........................................        2,588
   Directors.......................................        1,343
   Miscellaneous...................................       14,138
                                                     -----------
       Total expenses before
        reimbursement..............................      333,529
   Expense reimbursement from Manager..............     (138,114)
                                                     -----------
       Net expenses................................      195,415
                                                     -----------
 Net investment income.............................    1,583,098
                                                     -----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments..................    1,050,439
 Net change in unrealized appreciation on
   investments.....................................      615,006
                                                     -----------
 Net realized and unrealized gain on investments...    1,665,445
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $ 3,248,543
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                  2001           2000
                                                              ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  1,583,098   $  2,054,085
    Net realized gain (loss) on investments.................     1,050,439       (720,917)
    Net change in unrealized appreciation (depreciation) on
     investments............................................       615,006        627,496
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     3,248,543      1,960,664
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (2,463,845)    (2,613,821)
      Service Class.........................................       (77,591)       (84,430)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (2,541,436)    (2,698,251)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    16,197,874     23,159,642
      Service Class.........................................        63,869        159,369
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     2,462,037      2,613,817
      Service Class.........................................        77,588         59,231
                                                              ------------   ------------
                                                                18,801,368     25,992,059
    Cost of shares redeemed:
      No-Load Class.........................................   (20,423,000)   (42,065,295)
      Service Class.........................................      (195,446)      (168,072)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................    (1,817,078)   (16,241,308)
                                                              ------------   ------------
      Net decrease in net assets............................    (1,109,971)   (16,978,895)
NET ASSETS:
  Beginning of year.........................................    32,207,403     49,186,298
                                                              ------------   ------------
  End of year...............................................  $ 31,097,432   $ 32,207,403
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $    780,191   $  1,738,529
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                   NO-LOAD        SERVICE        NO-LOAD      SERVICE        NO-LOAD      SERVICE
                                    CLASS          CLASS          CLASS        CLASS          CLASS        CLASS
                                  ---------       -------       ---------     -------       ---------     -------
                                                                                               JANUARY 1, 1999
                                        YEAR ENDED                   YEAR ENDED                    THROUGH
                                     OCTOBER 31, 2001             OCTOBER 31, 2000            OCTOBER 31, 1999*
                                  -----------------------       ---------------------       ---------------------
Net asset value at beginning of
  period.......................   $   9.36        $  9.32       $   9.63      $  9.59       $   9.43      $  9.41
                                  ---------       -------       ---------     -------       ---------     -------
Net investment income..........       0.47(d)        0.45(d)        0.57(a)      0.54(a)        0.47         0.45
Net realized and unrealized
  gain (loss) on investments...       0.48           0.48          (0.03)       (0.03)         (0.27)       (0.27)
                                  ---------       -------       ---------     -------       ---------     -------
Total from investment
  operations...................       0.95           0.93           0.54         0.51           0.20         0.18
                                  ---------       -------       ---------     -------       ---------     -------
Less dividends from net
  investment income............      (0.74)         (0.71)         (0.81)       (0.78)            --           --
                                  ---------       -------       ---------     -------       ---------     -------
Net asset value at end of
  period.......................   $   9.57        $  9.54       $   9.36      $  9.32       $   9.63      $  9.59
                                  =========       =======       =========     =======       =========     =======
Total investment return........      10.68%         10.46%          6.05%        5.78%          2.12%(b)     1.91%(b)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income........       4.93%(d)       4.68%(d)       6.20%        5.95%          5.42%+       5.17%+
  Net expenses.................       0.60%          0.85%          0.61%(c)     0.86%(c)       0.60%+       0.85%+
  Expenses (before
    reimbursement).............       1.03%          1.28%          0.99%        1.24%          0.85%+       1.10%+
Portfolio turnover rate........        149%           149%           165%         165%           105%         105%
Net assets at end of period (in
  000's).......................   $ 30,065        $ 1,032       $ 31,146      $ 1,061       $ 48,150      $ 1,036

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.
(c) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.12)      ($0.11)
Increase net realized and unrealized gains and losses.......    0.12         0.11
Decrease ratio of net investment income.....................   (1.26%)      (1.20%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

           NO-LOAD    SERVICE        NO-LOAD    SERVICE        NO-LOAD    SERVICE
            CLASS      CLASS          CLASS      CLASS          CLASS      CLASS
          ---------   -------       ---------   -------       ---------   -------
                                  YEAR ENDED DECEMBER 31
          -----------------------------------------------------------------------
                 1998                      1997                      1996
          -------------------       -------------------       -------------------
          $   9.39    $  9.38       $   9.48    $  9.46       $   9.68    $  9.67
          ---------   -------       ---------   -------       ---------   -------
              0.56       0.53           0.67       0.64           0.66       0.64
              0.04       0.03          (0.09)     (0.08)         (0.20)     (0.21)
          ---------   -------       ---------   -------       ---------   -------
              0.60       0.56           0.58       0.56           0.46       0.43
          ---------   -------       ---------   -------       ---------   -------
             (0.56)     (0.53)         (0.67)     (0.64)         (0.66)     (0.64)
          ---------   -------       ---------   -------       ---------   -------
          $   9.43    $  9.41       $   9.39    $  9.38       $   9.48    $  9.46
          =========   =======       =========   =======       =========   =======
              6.37%      5.98%          6.13%      5.98%          4.81%      4.46%
              5.95%      5.70%          6.24%      5.99%          5.85%      5.60%
              0.60%      0.85%          0.60%      0.85%          0.60%      0.85%
              0.89%      1.14%          0.82%      1.07%          0.79%      1.04%
               125%       125%           153%       153%           195%       195%
          $ 42,219    $ 1,273       $ 46,674    $ 1,485       $ 57,805    $ 1,316

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------

During the 10 months ended October 31, 2001, several factors affected the market for ultra short-term income securities. As the economy continued to slow, the Federal Reserve moved aggressively to reduce interest rates, cutting the targeted federal funds rate nine times--from 6.50% at the beginning of January to just 2.50% at the end of October 2001.

While the economy has yet to reflect the full impact of these reductions, the bond markets were quick to respond with a steeper yield curve and improving bond prices. With the stock market faltering during much of the 10-month period, a widespread "flight to quality" also helped increase demand for high-quality bonds. Slower growth, reduced revenues, and weaker earnings led to increased credit risk among corporate issuers, making the corporate bond market more difficult to navigate. Agency securities, which typically offer yield spreads over Treasuries, became more attractive as this scenario unfolded.

PERFORMANCE REVIEW

For the 10-month period ended October 31, 2001, Eclipse Ultra Short Term Income Fund returned 6.42%. This compared favorably with the 5.16% return of the average Lipper(1) ultra short obligations fund over the same period. The Fund underperformed the 6.67% return of the one-year Treasury bill, as measured by the Salomon Smith Barney 1-Year Treasury Index,(2) for the 10 months ended October 31, 2001.

In a period when many investors were pursuing quality investments, the fact that the Fund focused entirely on high-quality debt was largely responsible for its performance relative to its peers.

The Fund was rated five stars overall out of 1,815 taxable bond funds by Morningstar(3) as of October 31, 2001. The Fund was rated five stars out of 1,815 taxable bond funds for the three-year period then ended and five stars out of 1,353 taxable bond funds for the five-year period then ended.

INVESTMENT STRATEGY

During the 10-month reporting period, the Fund maintained a duration close to one year at all times. The Fund seeks debt securities that provide a combination of high quality and laddered maturities that will allow the Fund to maintain a relatively consistent duration. Near the end of the reporting period, the Fund received a substantial inflow at a time when high-quality short-dated corporate bonds were in limited supply. To invest the new assets, the Fund purchased two short-dated Treasury bills that caused the Fund to temporarily reduce its duration below its one-year benchmark.

The Fund may invest in debt securities of U.S. corporations or those issued by the U.S. government, its agencies, or instrumentalities. As of June 25, 2001, the Fund was no longer restricted from investing in Treasury securities or required to invest in the securities of companies considered to be socially responsible. This added flexibility helped the Fund expand its horizons during the reporting period and seek higher yields within the investment-grade universe.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney 1-Year Treasury Index is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Total returns include reinvestment of any income or capital gains. An investment cannot be made directly into an index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

The sectors that were reflected in the Fund's inventory throughout the year were largely a result of which bonds were available and attractive when the Fund needed to invest. During the course of the year, deterioration in credit quality among corporate bonds reduced demand for corporate issues, while a general flight to quality made government bonds more attractive to investors. These shifting supply-and-demand dynamics caused the yield spread between corporate and Treasury issues to narrow beyond recent historical norms.

In this environment, the Fund found little advantage in assuming the additional risk of corporate securities. Since U.S. government agency issues offered an attractive combination of high quality and attractive yields, we increased the Fund's allocation to agency securities over the course of the year. As always, the Fund sought to hold bonds to maturity, provided they continued to meet the Fund's quality guidelines.

LOOKING AHEAD

Given past experience, we anticipate that the Federal Reserve will continue its efforts to strengthen the economy, even if further monetary easing is required. Such moves would be good for bond prices, but would reduce the yields available from short-term securities. On the other hand, lower borrowing costs could make growth more affordable and could eventually improve credit quality among corporate issuers.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, capital preservation, and a relatively stable net asset value.

WESLEY G. MCCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                  ECLIPSE ULTRA SHORT TERM INCOME FUND VERSUS
                   SALOMON SMITH BARNEY 1-YEAR TREASURY INDEX
                AND LIPPER ULTRA SHORT OBLIGATIONS FUND AVERAGE

                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                ECLIPSE ULTRA SHORT TERM      SALOMON SMITH BARNEY            LIPPER ULTRA SHORT
                                                       INCOME FUND            1-YEAR TREASURY INDEX        OBLIGATIONS FUNDS AVERAGE
                                                ------------------------      ---------------------        -------------------------
12/21/94                                          $     10000                  $      10000               $       10000
94                                                      10000                         10000                       10001
95                                                      10783                         10809                       10705
96                                                      11374                         11423                       11317
97                                                      12081                         12122                       11987
98                                                      12838                         12837                       12634
99                                                      13367                         13383                       13217
00                                                      14248                         14333                       14097
10/31/01                                                15163                         15290                       14824

--ECLIPSE ULTRA SHORT TERM INCOME FUND -- SALOMON SMITH BARNEY 1-YEAR TREASURY INDEX

--Lipper Ultra Short Obligations Funds Average

Source: Lipper Inc. and Bloomberg, 10/31/01

THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 12/27/94.

                                                            AVERAGE ANNUAL TOTAL RETURNS*
 PERFORMANCE                                                    AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                    ONE YEAR      FIVE YEARS          INCEPTION(+)
--------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund No-Load Class    8.05%          6.10%              6.26%
Lipper ultra short obligations fund average(++)       6.61           5.73               5.90
Salomon Smith Barney 1-Year Treasury Index(sec.)      8.46           6.34               6.40

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                                                           TEN
                                                                                                          MONTHS
                                                    YEAR ENDED                                            ENDED
                                                    DECEMBER 31                                         OCTOBER 31
                 1995        1996              1997              1998         1999          2000            2001
                 ----        ----              ----              ----         ----          ----            ----
 TOTAL RETURNS*   7.83%       5.48%             6.21%             6.27%        4.12%         6.59%           6.42%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+     The Fund's inception date was 12/27/94.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Salomon Smith Barney 1-Year Treasury Index is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Total returns include reinvestment of any income or capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE ULTRA SHORT TERM INCOME FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

ULTRA SHORT TERM INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

LONG-TERM INVESTMENTS (35.6%)+ASSET-BACKED
SECURITIES (1.9%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
FINANCE (1.9%)
Discover Card Master Trust I
 Series 1999-4 Class A
 5.65%, due 11/16/04.............  $  150,000   $   152,793
Fleet Credit Card Master Trust
 Series 1996-A Class A2
 2.755%, due 11/15/05 (a)........     200,000       200,394
                                                -----------
Total Asset-Backed Securities
 (Cost $352,088).................                   353,187
                                                -----------
CORPORATE BONDS (26.2%)
AIRPLANE LEASES (1.1%)
International Lease Finance Corp.
 Series M
 5.50%, due 6/7/04...............     200,000       206,071
                                                -----------
AUTO LEASES (0.5%)
Ford Motor Credit Co.
 6.50%, due 2/28/02..............     100,000       101,037
                                                -----------
BANKS (0.5%)
JP Morgan Chase & Co.
 8.50%, due 2/15/02..............     100,000       101,674
                                                -----------
CHEMICALS (2.3%)
Air Products & Chemicals, Inc.
 8.35%, due 1/15/02..............     225,000       227,074
Du Pont (E.I.) de Nemours & Co.
 6.50%, due 9/1/02...............     200,000       207,048
                                                -----------
                                                    434,122
                                                -----------
COMPUTER SYSTEMS (0.8%)
International Business Machines
 Corp.
 5.37%, due 9/22/03..............     150,000       155,790
                                                -----------
ELECTRIC POWER COMPANIES (0.8%)
Cincinnati Gas & Electric Co.
 6.45%, due 2/15/04..............     150,000       156,922
                                                -----------
FINANCE (6.5%)
American General Finance Corp.
 5.875%, due 12/15/05............     100,000       104,181
 Series E
 6.25%, due 12/18/02.............     100,000       103,921
Associates Corp. of North America
 3.90%, due 5/8/03 (a)...........     200,000       200,486
 5.875%, due 7/15/02.............      75,000        76,759
Beneficial Corp. Series H
 6.575%, due 12/16/02............     175,000       182,232

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
FINANCE (CONTINUED)
Caterpillar Financial Services
 Corp. Series F
 5.72%, due 5/9/03...............  $  250,000   $   258,594
General Electric Capital Corp.
 Series A
 5.375%, due 4/23/04.............     200,000       209,360
International Business
 Machines Credit Corp.
 6.45%, due 11/12/02.............     100,000       103,682
                                                -----------
                                                  1,239,215
                                                -----------
FOOD (0.5%)
Campbell Soup Co.
 6.15%, due 12/1/02..............     100,000       103,188
                                                -----------
HARDWARE & TOOLS (1.1%)
Stanley Works
 5.75%, due 3/1/04...............     200,000       208,064
                                                -----------
HEALTH CARE--MISCELLANEOUS (2.4%)
Abbott Laboratories
 5.60%, due 10/1/03..............     190,000       199,282
Pfizer Inc.
 5.75%, due 1/15/03..............     250,000       256,880
                                                -----------
                                                    456,162
                                                -----------
INSURANCE (0.2%)
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04.............      35,000        37,375
                                                -----------
INVESTMENT BANK/BROKERAGE (1.1%)
Merrill Lynch & Co., Inc.
 6.00%, due 2/12/03..............     200,000       207,236
                                                -----------
METALS (0.6%)
Phelps Dodge Corp.
 7.75%, due 1/1/02...............     120,000       120,639
                                                -----------
PAPER & FOREST PRODUCTS (1.1%)
Mead Corp. (The)
 6.60%, due 3/1/02...............     200,000       202,109
                                                -----------
RAILROADS (1.6%)
Norfolk Southern Corp.
 6.95%, due 5/1/02...............     150,000       152,894
Union Pacific Corp.
 7.875%, due 2/15/02.............     150,000       151,911
                                                -----------
                                                    304,805
                                                -----------
RETAIL (1.1%)
Wal-Mart Stores, Inc.
 6.75%, due 5/15/02..............     200,000       204,223
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT TERM INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
TELECOMMUNICATIONS (3.5%)
AT&T Corp.
 6.50%, due 9/15/02..............  $  100,000   $   102,335
BellSouth Telecommunications
 6.50%, due 6/15/05..............     200,000       213,399
Sprint Capital Corp.
 6.50%, due 11/15/01.............     200,000       200,209
US West Communications, Inc.
 6.375%, due 10/15/02............     150,000       154,190
                                                -----------
                                                    670,133
                                                -----------
TELEPHONE (0.5%)
SBC Communications
 Capital Corp. Series D
 7.37%, due 5/1/02...............     100,000       102,218
                                                -----------
Total Corporate Bonds
 (Cost $4,899,770)...............                 5,010,983
                                                -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (7.5%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (6.9%)
 3.765%, due 11/23/01 (a)........     250,000       250,138
 4.625%, due 8/13/04.............     250,000       259,311
 5.08%, due 10/20/03.............     225,000       234,795
 5.63%, due 9/2/03...............     250,000       262,979
 6.00%, due 8/15/02..............     300,000       309,095
                                                -----------
                                                  1,316,318
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
 6.52%, due 9/5/02...............     100,000       103,500
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $1,387,526)...............                 1,419,818
                                                -----------
Total Long-Term Investments
 (Cost $6,639,384)...............                 6,783,988
                                                -----------
SHORT-TERM INVESTMENTS (60.8%)

                                     PRINCIPAL
                                      AMOUNT     VALUE
                                   ------------------------
CERTIFICATES OF DEPOSIT (1.0%)
Louisville Community
 Development Bank
 6.00%, due 4/8/02...............  $  100,000   $   100,000
Self Help Credit Union
 6.11%, due 3/19/02..............     100,000       100,000
                                                -----------
                                                    200,000
                                                -----------
U.S. GOVERNMENT (59.8%)
United States Treasury Bills
 2.13%, due 4/25/02..............     400,000       396,051
 2.17%, due 1/24/02..............     500,000       496,028
 2.25%, due 11/8/01..............   5,000,000     4,997,871
 2.28%, due 11/15/01.............   5,000,000     4,995,800
 2.57%, due 3/21/02..............     500,000       495,615
                                                -----------
                                                 11,381,365
                                                -----------
Total Short-Term Investments
 (Cost $11,581,365)..............                11,581,365
                                                -----------
Total Investments
 (Cost $18,220,749) (b)..........        96.4%   18,365,353(c)
Cash and Other Assets,
 Less Liabilities................         3.6       692,340
                                   ----------    ----------
Net Assets.......................       100.0%  $19,057,693
                                   ==========    ==========

------------
(a) Floating rate. Rate shown is the rate in effect at October 31, 2001.
(b) The cost for federal income tax purposes is $18,229,320.
(c) At October 31, 2001 net unrealized appreciation was $136,033, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $136,373 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $340.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ULTRA SHORT TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001


ASSETS:
 Investment in securities, at value
   (identified cost $18,220,749)...................  $18,365,353
 Cash..............................................      223,096
 Receivables:
   Fund shares sold................................      384,011
   Interest........................................       93,794
   Manager.........................................        7,332
                                                     -----------
       Total assets................................   19,073,586
                                                     -----------
LIABILITIES:
 Payables:
   Professional....................................        6,857
   Shareholder communication.......................        4,212
   Transfer agent..................................        2,559
   Portfolio pricing...............................        1,382
   Custodian.......................................          396
 Accrued expenses..................................          487
                                                     -----------
       Total liabilities...........................       15,893
                                                     -----------
 Net assets........................................  $19,057,693
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    18,988
 Additional paid-in capital........................   19,124,821
 Accumulated undistributed net investment income...       32,958
 Accumulated net realized loss on investments......     (263,678)
 Net unrealized appreciation on investments........      144,604
                                                     -----------
 Net assets........................................  $19,057,693
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $19,057,693
                                                     ===========
 Shares of capital stock outstanding...............    1,898,839
                                                     ===========
 Net asset value per share outstanding.............  $     10.04
                                                     ===========


STATEMENT OF OPERATIONS
For the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                                2001*      2000**
                                              ---------   ---------
INVESTMENT INCOME:
 Income:
   Interest.................................  $349,261    $437,656
                                              --------    --------
 Expenses:
   Professional.............................    26,402       9,586
   Manager..................................    25,020      26,920
   Transfer agent...........................    11,551       9,062
   Portfolio pricing........................     8,311      10,127
   Registration.............................     6,906      17,099
   Custodian................................     1,295         881
   Directors................................       566         242
   Miscellaneous............................     2,679       1,360
                                              --------    --------
       Total expenses before
        reimbursement.......................    82,730      75,277
   Expense reimbursement from
     Manager................................   (70,221)    (61,540)
                                              --------    --------
       Net expenses.........................    12,509      13,737
                                              --------    --------
 Net investment income......................   336,752     423,919
                                              --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments....     2,689     (98,957)
 Net change in unrealized appreciation on
   investments..............................   124,865     106,515
                                              --------    --------
 Net realized and unrealized gain on
   investments..............................   127,554       7,558
                                              --------    --------
 Net increase in net assets resulting from
   operations...............................  $464,306    $431,477
                                              ========    ========

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Certain amounts have been reclassified for comparative purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 2001 through October 31, 2001* and the years ended December 31, 2000 and December 31, 1999

                                                                 2001*         2000          1999
                                                              -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   336,752   $   423,919   $   493,273
    Net realized gain (loss) on investments.................        2,689       (98,957)      (63,145)
    Net change in unrealized appreciation on investments....      124,865       106,515      (102,180)
                                                              -----------   -----------   -----------
    Net increase in net assets resulting from operations....      464,306       431,477       327,948
                                                              -----------   -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (295,223)     (424,051)     (493,141)
                                                              -----------   -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   15,883,758     1,197,898     2,631,145
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      No-Load Class.........................................      272,968       385,041       454,901
                                                              -----------   -----------   -----------
                                                               16,156,726     1,582,939     3,086,046
    Cost of shares redeemed:
      No-Load Class.........................................   (4,131,626)   (2,419,914)   (3,948,369)
                                                              -----------   -----------   -----------
      Increase (decrease) in net assets derived from capital
        share transactions..................................   12,025,100      (836,975)     (862,323)
                                                              -----------   -----------   -----------
      Net increase (decrease) in net assets.................   12,194,183      (829,549)   (1,027,516)
NET ASSETS:
  Beginning of period.......................................    6,863,510     7,693,059     8,720,575
                                                              -----------   -----------   -----------
  End of period.............................................  $19,057,693   $ 6,863,510   $ 7,693,059
                                                              ===========   ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $    32,958   $        --   $       132
                                                              ===========   ===========   ===========

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ULTRA SHORT TERM INCOME FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                       NO-LOAD CLASS
                                     ----------------------------------------------------------------------------------
                                      JANUARY 1, 2001                         YEAR ENDED DECEMBER 31
                                          THROUGH           -----------------------------------------------------------
                                     OCTOBER 31, 2001*       2000         1999         1998         1997         1996
                                     -----------------      -------      -------      -------      -------      -------
Net asset value at beginning of
  period...........................       $  9.81           $  9.81      $ 10.03      $ 10.00      $ 10.03      $ 10.20
                                          -------           -------      -------      -------      -------      -------
Net investment income..............          0.43(b)           0.63         0.63         0.59         0.64         0.71
Net realized and unrealized gain
  (loss) on investments............          0.19                --        (0.22)        0.03        (0.03)       (0.16)
                                          -------           -------      -------      -------      -------      -------
Total from investment operations...          0.62              0.63         0.41         0.62         0.61         0.55
                                          -------           -------      -------      -------      -------      -------
Less dividends from net investment
  income...........................         (0.39)            (0.63)       (0.63)       (0.59)       (0.64)       (0.72)
                                          -------           -------      -------      -------      -------      -------
Net asset value at end of period...       $ 10.04           $  9.81      $  9.81      $ 10.03      $ 10.00      $ 10.03
                                          =======           =======      =======      =======      =======      =======
Total investment return............          6.42%(a)          6.59%        4.12%        6.27%        6.21%        5.48%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income............          5.38%+(b)         6.30%        6.11%        6.20%        6.61%        6.76%
  Net expenses.....................          0.20%+            0.21%#       0.12%#       0.05%#       0.00%#       0.00%#
  Expenses (before reimbursement)..          1.32%+            0.72%        0.65%        0.90%        0.82%        0.80%
Portfolio turnover rate............            49%               45%          44%          36%          45%          47%
Net assets at end of period (in
  000's)...........................       $19,058           $ 6,864      $ 7,693      $ 8,721      $ 5,393      $ 4,461

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
 # Includes custodian fees paid indirectly which amounted to 0.01%, 0.00%, less than 0.01%, 0.00% and less than 0.01% of average net assets, respectively.
(a) Total return is not annualized.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.01)
Increase net realized and unrealized gains and losses.......        0.01
Decrease ratio of net investment income.....................       (0.36%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE TAX FREE BOND FUND
--------------------------------------------------------------------------------

From January 2, 2001, through October 31, 2001, the municipal bond market showed remarkable strength. Continuing declines in the stock market led to a general flight to quality, which increased demand for both taxable and tax-exempt bonds.

As the economy slowed, the Federal Reserve took aggressive action to help reduce recessionary pressures. During the first 10 months of 2001, the Fed lowered the targeted federal funds rate nine times--for a total reduction of 4.00%. Lower interest rates tended to raise bond prices, and over the 10-month period, the yield curve became significantly steeper.

Lower interest rates also had a significant impact on municipal market activity. Total issuance during the first 10 months of 2001 was $223 billion, a 36% increase over the same period a year earlier. With access to lower-cost capital, many municipalities decided to refund older high-coupon debt. For the first 10 months of 2001, refunding volume surged to $72 billion--more than twice the amount in the same period in 2000. In the first 10 months of 2001, new money issuance also rose to $152 billion--12% higher than in the first 10 months of 2000.

PORTFOLIO REVIEW

Eclipse Tax Free Bond Fund began operations on January 2, 2001. From inception through October 31, 2001, the Fund's No-Load class shares returned 6.45%. This compared favorably with the 6.18% return of the average Lipper(1) general municipal debt fund for the 10-month period ended October 31, 2001. The Fund underperformed the 6.98% return of the Lehman Brothers Municipal Bond Index(2) over the year-to-date period ended October 31, 2001.

Early in January 2001, the general flight to quality led to an acute shortage of available municipal bonds, which caused the Fund to underperform in its first few months of operation. After that, however, the Fund's strong security selection, duration posture, and yield curve positioning all contributed to the Fund's strong performance relative to its peers.

The Fund varied its duration posture over the reporting period, but tended to maintain a modestly long duration bias, which contributed positively to performance. The decision to overweight the seven- to 12-year portion of the yield curve also augmented performance as this segment outperformed longer-term bonds through much of the reporting period. The Fund also overweighted tobacco-backed securities, which helped performance as the pool of investors continued to expand and credit spreads on new issues narrowed somewhat. Issue selection in the hospital sector also helped the Fund's performance as credit spreads tightened on several of the Fund's hospital holdings.

The terrorist attacks of September 11, 2001, had a negative impact on one of the Fund's positions--a revenue issue to fund construction of a new cargo facility at New York's JFK Airport. The credit was tied to revenues from a lease with Lufthansa Airlines, one of the strongest credits in the airline sector. Even so, spreads widened significantly when the terrorist attacks raised general concerns about transportation-related issues. Standard & Poor's placed the issue on credit watch and we liquidated the Fund's position in October. The holding had been 4% of the Fund's portfolio. Fortunately, no other Fund holdings were adversely affected by events of September 11, 2001.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
A portion of income may be subject to state and local taxes or the Alternative Minimum Tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

LOOKING AHEAD

In the near term, the outlook is not strong. Unemployment is rising and consumer confidence is at unusually low levels. We believe the Federal Reserve will continue its easing posture, and we expect to emphasize the seven- to 12-year portion of the municipal yield curve as long as it offers attractive yields relative to the Treasury curve and continues to attract buyers.

Recent monetary and fiscal measures may eventually cause the economy to gain momentum. If that happens, the risks of inflation may return and the Fed may eventually reverse course and tighten monetary policy. Since it may be hard to say when the turn-around will begin, we intend to maintain a modest long-duration bias, but will look for opportunities to reduce duration if we see an uptick in consumer spending or other signs of recovery.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

JOHN FITZGERALD
LAURIE WALTERS
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                       ECLIPSE TAX FREE BOND FUND VERSUS
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                 ECLIPSE TAX FREE BOND FUND                   INDEX
                                                                 --------------------------       ------------------------------
1/2/01                                                              $      10000                    $         10000
3/31/01                                                                    10170                              10222
6/30/01                                                                    10250                              10288
9/30/01                                                                    10547                              10578
10/31/01                                                                   10645                              10698

-- ECLIPSE TAX FREE BOND FUND  -- LEHMAN BROTHERS MUNICIPAL BOND INDEX

Source: Lipper Inc., 10/31/01

THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                     TOTAL RETURNS*
PERFORMANCE                                      AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------
                                              SINCE INCEPTION(+)
--------------------------------------------------------------------------
Eclipse Tax Free Bond Fund No-Load Class                  6.45%
Average Lipper general municipal debt
 fund(++)                                                 6.18
Lehman Brothers Municipal Bond Index(sec.)                6.98

TEN-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                                TEN
                                                                                MONTHS
                                                                                ENDED
                                                                              OCTOBER 31
                                                                                 2001
 TOTAL RETURN*                                                                   6.45

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+    The Fund's inception date was 1/2/01.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

INFORMATION ON ECLIPSE TAX FREE BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

LONG-TERM MUNICIPAL BONDS (95.0%)+
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
CALIFORNIA (7.2%)
Northern California Transmission
 Revenue
 6.50%, due 5/1/16...............  $  750,000   $   780,457
Oakland California General
 Obligation Measure k
 Series C
 5.90%, due 12/15/22.............   1,000,000     1,100,800
                                                -----------
                                                  1,881,257
                                                -----------
DISTRICT OF COLUMBIA (4.2%)
District of Columbia Tobacco
 Settlement Financing Corp.
 Asset Bonds
 6.75%, due 5/15/40..............   1,000,000     1,105,990
                                                -----------
FLORIDA (1.9%)
Waterchase Community Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.90%, due 5/1/08...............     500,000       499,600
                                                -----------
GEORGIA (2.1%)
Effingham County Georgia
 Industrial Development Authority
 Pollution Control Revenue
 6.50%, due 6/1/31...............     500,000       520,540
                                                -----------
HAWAII (2.1%)
Maui County Hawaii, Series B
 5.25%, due 3/1/14...............     500,000       542,825
                                                -----------
ILLINOIS (4.5%)
State of Illinois
 First Series
 6.00%, due 11/1/26..............   1,000,000     1,172,820
                                                -----------
INDIANA (4.2%)
Indianapolis Indiana Thermal
 Energy Systems, Series A
 5.50%, due 10/1/12..............   1,000,000     1,114,160
                                                -----------
KANSAS (3.9%)
Kansas State Department of
 Transportation Highway Revenue
 5.25%, due 9/1/19...............   1,000,000     1,032,650
                                                -----------
LOUISIANA (7.3%)
Lake Charles Louisiana Harbor &
 Terminal District Port
 Facilities Revenue, Truckline
 Long Co.
 7.75%, due 8/15/22 (d)..........     750,000       798,593

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
LOUISIANA (CONTINUED)
Louisiana State Office Facilities
 Corp. Lease Revenue Capital
 Complex Program
 5.50%, due 5/1/13...............  $1,000,000   $ 1,110,620
                                                -----------
                                                  1,909,213
                                                -----------
MASSACHUSETTS (8.1%)
Massachusetts Educational
 Financing Authority Education
 Loan Revenue, Series A
 4.50%, due 12/1/05 (b)..........   1,000,000     1,049,950
Massachusetts State Consolidated
 Loan, Series B
 5.25%, due 5/1/13...............   1,000,000     1,077,960
                                                -----------
                                                  2,127,910
                                                -----------
MICHIGAN (4.0%)
Kent Hospital Finance Authority
 Michigan Revenue Refunding -
 Spectrum Health, Series A
 5.25%, due 1/15/08 (d)..........   1,000,000     1,059,850
                                                -----------
MINNESOTA (1.9%)
Meadow Pointe III Community
 Development District Florida
 Capital Improvement Revenue
 Series 2001-1
 5.90%, due 1/1/06...............     500,000       502,075
                                                -----------
MISSISSIPPI (3.9%)
Mississippi Home Corporation
 Single Family Revenue Mortgage,
 Series A
 4.70%, due 6/1/24 (b)...........   1,000,000     1,028,300
                                                -----------
NEW YORK (6.2%)
Metropolitan Transportation
 Authority New York Dedicated Tax
 Fund, Series A
 5.875%, due 4/1/25..............     500,000       545,695
New York City General Obligation
 Series A
 6.00%, due 5/15/21..............   1,000,000     1,082,230
                                                -----------
                                                  1,627,925
                                                -----------
OHIO (4.1%)
American Municipal Power Ohio
 Inc.
 5.25%, due 1/1/12...............   1,000,000     1,087,480
                                                -----------
PENNSYLVANIA (3.9%)
Pennsylvania Economic Development
 Financing Authority Exempted
 Facilities Revenue Project,
 Series A
 6.25%, due 11/1/31 (b)..........   1,000,000     1,027,890
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

LONG-TERM MUNICIPAL BONDS (CONTINUED)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                   --------------------------
SOUTH CAROLINA (5.0%)
Charleston South Carolina
 Waterworks & Sewer Revenue
 5.25%, due 1/1/14 (d)...........  $  725,000   $   764,389
Tobacco Settlement Revenue
 Management Authority South
 Carolina, Series B
 6.375%, due 5/15/28.............     500,000       534,420
                                                -----------
                                                  1,298,809
                                                -----------
TEXAS (16.3%)
Dallas County Texas Refunding &
 Improvement, Series A
 5.375%, due 8/15/11 (d).........   1,000,000     1,115,130
Harris County Texas Certificates
 Obligation
 5.125%, due 10/1/13.............   1,000,000     1,053,570
Harris County Texas Health,
 Facilities Development Corp.
 Hospital Revenue, Memorial
 Hermann Health Care, Series A
 6.375%, due 6/1/29..............   1,000,000     1,065,720
San Antonio Texas Electric & Gas
 Series 2000
 5.00%, due 2/1/17 (d)...........   1,000,000     1,050,720
                                                -----------
                                                  4,285,140
                                                -----------
WISCONSIN (4.2%)
Wisconsin State, Series F
 5.50%, due 5/1/13...............   1,000,000     1,113,510
                                                -----------
Total Long-Term Municipal Bonds
 (Cost $24,225,380)..............                24,937,944
                                                -----------
CUMULATIVE PREFERRED STOCK (4.0%)
Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (a)(c).......   1,000,000     1,052,990
                                                -----------
Total Cumulative Preferred Stock
 (Cost $1,028,851)...............                 1,052,990
                                                -----------
SHORT-TERM INVESTMENTS (8.8%)
GEORGIA (1.5%)
Burke County Georgia Development
 Authority Pollution Control
 Revenue
 2.00%, due 4/1/32 (c)...........     400,000       400,000
                                                -----------

                                      PRINCIPAL
                                       AMOUNT      VALUE
                                   ------------------------
INDIANA (1.5%)
Indiana Health Facility Financing
 Authority Hospital Revenue
 Series B
 2.05%, due 3/1/30 (c)...........  $  400,000   $   400,000
                                                -----------
NEVADA (5.8%)
Clark County Nevada Improvement
 District
 2.05%, due 2/1/21 (c)...........     500,000       500,000
Clark County Nevada School
 District, Series B
 1.99%, due 6/15/21 (c)..........   1,000,000     1,000,000
                                                -----------
                                                  1,500,000
                                                -----------
Total Short-Term Investments
 (Cost $2,300,000)...............                 2,300,000
                                                -----------
Total Investments
 (Cost $27,554,231) (e)..........       107.8%   28,290,934(f)
Liabilities in Excess of
 Cash and Other Assets...........        (7.8)   (2,048,248)
                                   ----------   -----------
Net Assets.......................       100.0%  $26,242,686
                                   ==========   ===========

------------

(a)  May be sold to Institutional Investors only.
(b) Interest on these securities is subject to alternative minimum tax.
(c) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(d) Prerefunding Securities -- issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  At October 31, 2001 net unrealized appreciation was
     $736,703, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $754,666 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $17,963.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value
   (identified cost $27,554,231)...................  $28,290,934
 Cash..............................................       87,546
 Receivables:
   Interest........................................      464,075
                                                     -----------
       Total assets................................   28,842,555
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    2,478,412
   Manager.........................................       11,397
   Due to broker...................................        2,635
   Transfer agent..................................        2,204
   Custodian.......................................        1,304
 Accrued expenses..................................       14,167
 Dividend payable..................................       89,750
                                                     -----------
       Total liabilities...........................    2,599,869
                                                     -----------
 Net assets........................................  $26,242,686
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,500
 Additional paid-in capital........................   24,997,563
 Accumulated undistributed net investment income...      552,659
 Accumulated net realized loss on investments......      (46,739)
 Net unrealized appreciation on investments and
   futures contracts...............................      736,703
                                                     -----------
 Net assets........................................  $26,242,686
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $26,242,686
                                                     ===========
 Shares of capital stock outstanding...............    2,500,025
                                                     ===========
 Net asset value per share outstanding.............  $     10.50
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 2, 2001 through
October 31, 2001

INVESTMENT INCOME:
 Income:
   Interest........................................  $ 1,049,123
                                                     -----------
 Expenses:
   Manager.........................................      105,738
   Professional....................................       33,600
   Transfer agent..................................       10,778
   Portfolio pricing...............................        5,548
   Registration....................................        4,651
   Shareholder communication.......................        2,755
   Custodian.......................................        2,687
   Directors.......................................          710
   Miscellaneous...................................       18,138
                                                     -----------
       Total expenses before reimbursement.........      184,605
   Expense reimbursement from Manager..............      (47,145)
                                                     -----------
       Net expenses................................      137,460
                                                     -----------
 Net investment income.............................      911,663
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss from:
   Security transactions...........................      (31,138)
   Futures transactions............................      (15,601)
                                                     -----------
 Net realized loss on investments..................      (46,739)
                                                     -----------
 Net unrealized appreciation on investments........      736,703
                                                     -----------
 Net realized and unrealized gain on investments...      689,964
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $ 1,601,627
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 2, 2001 through October 31, 2001

                                                                 2001
                                                              -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   911,663
    Net realized loss on investments........................      (46,739)
    Net unrealized appreciation on investments..............      736,703
                                                              -----------
    Net increase in net assets resulting from operations....    1,601,627
                                                              -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (359,004)
                                                              -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   25,200,253
    Cost of shares redeemed:
      No-Load Class.........................................     (200,190)
                                                              -----------
      Increase in net assets derived from capital share
       transactions.........................................   25,000,063
                                                              -----------
      Net increase in net assets............................   26,242,686
NET ASSETS:
  Beginning of period.......................................           --
                                                              -----------
  End of period.............................................  $26,242,686
                                                              ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $   552,659
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                  NO-LOAD
                                                                   CLASS
                                                              ----------------
                                                              JANUARY 2, 2001
                                                                  THROUGH
                                                              OCTOBER 31, 2001
                                                              ----------------
Net asset value at beginning of period......................      $ 10.00
                                                                  -------
Net investment income.......................................         0.36
Net realized and unrealized gain on investments.............         0.28
                                                                  -------
Total from investment operations............................         0.64
                                                                  -------
Less dividends:
From net investment income..................................        (0.14)
                                                                  -------
Net asset value at end of period............................      $ 10.50
                                                                  =======
Total investment return.....................................         6.45%(a)
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................         4.31%+
 Net expenses...............................................         0.65%+
 Expenses (before reimbursement)............................         0.87%+
Portfolio turnover rate.....................................          204%
Net assets at end of period (in 000's)......................      $26,243

------------
 +  Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Money Market Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2001, the U.S. economy continued to slow. Gross domestic product declined quarter-by-quarter, and according to preliminary estimates, GDP slid into negative territory in the third quarter of 2001. According to at least one definition, the United States has been in a recession since March of 2001.

As the economy contracted, credit concerns began to emerge and several large issuers of commercial paper lost their Tier 1 ratings.(1) Among the affected companies were DaimlerChrysler, General Motors, Ford, Disney, Lucent, AT&T, and Motorola. In the ensuing flight to quality, demand for the highest-rated names outpaced supply, pushing Tier 1 security prices higher.

From January through October 2001, the Federal Reserve took aggressive action to steady the markets, strengthen the economy, and reduce recessionary pressures. Following the terrorist attacks on September 11, 2001, the Fed continued to provide liquidity and respond to general economic weakness by easing monetary policy. In the first 10 months of 2001, the Fed lowered the targeted federal funds rate nine times--for a total reduction of 4.00%. By the end of October, short-term rates were at their lowest levels in decades and the yield curve had steepened substantially. Lower interest rates had a positive impact on bond prices. But for money market investors, dramatic declines in short-term rates meant less current income from every dollar invested.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse Money Market Fund returned 4.67% for No-Load Class shares, 4.41% for Service Class shares, and 4.15% for Sweep Shares Class shares. As of October 31, 2001, the Fund's seven-day current yield was 2.41% for No-Load Class shares, 2.16% for Service Class shares, and 1.91% for Sweep Shares Class shares. No-Load Class shares and Service Class shares both outperformed the 4.17% return of the average Lipper(2) money market fund for the 12 months ended October 31, 2001. We believe that the Fund's relative performance resulted largely from our decision to extend maturities as interest rates steadily declined.

STRATEGIES AND SECTORS

During the 12 months ended October 31, 2001, the most important strategy utilized by the Fund was to extend its weighted average maturity from 51 days at the beginning of the period to 69 days at the end of October. Having a longer weighted average maturity helped the Fund lock in higher yields for longer periods. This gave the Fund an incremental advantage over shorter-maturity funds, which tend to feel the negative impact of lower rates sooner than funds with longer maturities.

During the reporting period, the Fund also managed to avoid the full impact of major credit downgrades. We sold some of the Fund's DaimlerChrysler and GMAC positions before spreads widened substantially and prices fell. The Fund chose to hold onto its AT&T floating-rate securities, which contributed positively to the Fund's performance over the reporting period.

Floating-rate securities may offer potential advantages in a declining interest-rate environment. Since the rates on floaters are only periodically adjusted, as interest rates fall, floaters may provide higher yields longer than securities whose rates fluctuate daily. The Fund benefited from floating-rate securities issued by Deere, National Rural Utilities, Cargill, Citicorp, and Vodaphone. Timely sales of DaimlerChrysler and GMAC floaters also contributed positively to the Fund's performance.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND YIELDS WILL FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
(1) Tier 1 securities are those rated A-1 by Standard & Poor's and Prime-1 by Moody's Investors Services. A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. According to Standard & Poor's the obligor's capacity to meet its financial commitment on the obligation is strong. According to Moody's, issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations, often evidenced by many characteristics traditionally used to measure market position, debt coverage, and financial strength.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

As increasing credit concerns caused yield spreads to narrow between high-quality corporate debt and government agency issues, we began to see greater relative value in agency securities. Increasing the Fund's exposure to agencies had a positive impact on the portfolio from a risk/return perspective. Among the Fund's other significant purchases during the reporting period were floating-rate securities and an IKON Receivables asset-backed security.

LOOKING AHEAD

We expect the Federal Reserve to remain accommodative throughout the first quarter of 2002. We believe the threat of tightening appears remote until the third quarter of 2002. For at least the near term, we intend to maintain a target weighted average maturity between 65 and 70 days, which is at the longer end of our maturity spectrum. As we head into the new year, we will continue to monitor the Federal Reserve's actions very closely.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income while preserving capital and maintaining liquidity.

MARK C. BOYCE
DAVID E. CLEMENT, CFA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
10/31/91                                                                  10000.00                           10000.00
92                                                                        10452.00                           10365.00
93                                                                        10754.00                           10642.00
94                                                                        11171.00                           10991.00
95                                                                        11799.00                           11574.00
96                                                                        12402.00                           12135.00
97                                                                        13056.00                           12727.00
98                                                                        13741.00                           13353.00
99                                                                        14413.00                           13941.00
00                                                                        15297.00                           14711.00
10/31/01                                                                  15847.00                           15323.00

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
10/31/91                                                                  10000.00                           10000.00
92                                                                        10452.00                           10365.00
93                                                                        10754.00                           10642.00
94                                                                        11171.00                           10991.00
95                                                                        11781.00                           11574.00
96                                                                        12352.00                           12135.00
97                                                                        12971.00                           12727.00
98                                                                        13618.00                           13353.00
99                                                                        14248.00                           13941.00
00                                                                        15084.00                           14711.00
10/31/01                                                                  15594.00                           15323.00

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                           SWEEP SHARES CLASS SHARES
[SWEEP SHARES CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
10/31/91                                                                   10000                              10000
92                                                                         10452                              10365
93                                                                         10754                              10642
94                                                                         11171                              10991
95                                                                         11781                              11574
96                                                                         12352                              12135
97                                                                         12971                              12727
98                                                                         13619                              13353
99                                                                         14213                              13941
00                                                                         15011                              14711
10/31/01                                                                   15486                              15323

[LEGEND:]

--ECLIPSE MONEY MARKET FUND --Average Lipper money market fund
Source: Lipper Inc., 10/31/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/91.

                                                                               AVERAGE ANNUAL TOTAL RETURNS*
                        PERFORMANCE                                               AS OF OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
                                                                                                             7-DAY
                                                                   ONE YEAR   FIVE YEARS   TEN YEARS   CURRENT YIELD(++)
------------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund No-Load Class(+)                           4.67%       5.20%       4.71%           2.41%
Eclipse Money Market Fund Service Class(+)                           4.41        4.94        4.54            2.16
Eclipse Money Market Fund Sweep Shares Class(+)                      4.15        4.79        4.47            1.91
Average Lipper money market fund(sec.)                               4.17        4.83        4.45             n/a

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                     NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1991                     1992        1993        1994        1995        1996        1997        1998        1999        2000
----                     ----        ----        ----        ----        ----        ----        ----        ----        ----
5.95                     3.66        2.89        3.88        5.63        5.11        5.27        5.25        3.96        5.98

1991                     2001
----                     ----
5.95                     4.67

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception on 1/1/95 up to 12/7/98. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after these dates based on differences in their expense structures.

++ Eclipse Money Market Fund had an effective 7-day yield of 2.44% for the No-Load Class; 2.18% for the Service Class; and 1.93% for the Sweep Shares Class--all as of 10/31/01. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 2.19% and 2.16%, for the No-Load Class; 1.93% and 1.91%, for the Service Class; and 1.68% and 1.66%, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.

sec. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

INFORMATION ABOUT ECLIPSE MONEY MARKET FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

SHORT-TERM INVESTMENTS (99.9%)+
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
ASSET-BACKED SECURITIES (0.5%)
IKON Receivables LLC
 Series 2001-1 Class A1
 3.734%, due 7/15/02 (c).......  $ 2,452,469   $  2,452,469
                                               ------------
CERTIFICATES OF DEPOSIT (7.4%)
Dresdner Bank New York
 2.31%, due 4/11/02 (c)........   15,000,000     15,000,000
Toronto-Dominion Holdings USA,
 Inc. New York
 3.82%, due 6/27/02 (c)........   10,000,000     10,000,000
 4.65%, due 4/17/02 (c)........   11,000,000     11,000,000
                                               ------------
                                                 36,000,000
                                               ------------
COMMERCIAL PAPER (77.1%)
Alcoa Inc.
 2.48%, due 12/20/01...........    4,000,000      3,986,498
Ameren Corp.
 2.51%, due 11/2/01............   10,000,000      9,999,303
Archer Daniels Midland Co.
 3.50%, due 12/14/01 (a).......    8,000,000      7,966,556
 3.55%, due 11/20/01 (a).......    5,000,000      4,990,632
 3.83%, due 11/14/01...........    7,885,000      7,874,095
Asset Portfolio Funding Corp.
 2.15%, due 1/17/02 (a)........    7,000,000      6,967,810
 2.47%, due 11/15/01 - 3/21/02
   (a).........................   11,349,000     11,272,206
Baker Hughes, Inc.
 2.65%, due 12/18/01 (a).......    9,914,000      9,879,700
BP Amoco Capital PLC
 2.40%, due 3/18/02............   12,000,000     11,890,400
Cardinal Health, Inc.
 2.52%, due 1/17/02 (a)........    5,000,000      4,971,660
 2.65%, due 1/17/02 (a)........    4,297,000      4,273,839
Ciesco L.P.
 2.22%, due 1/10/02............    9,978,000      9,934,928
 2.31%, due 12/13/01...........   10,000,000      9,973,050
Countrywide Home Loans, Inc.
 2.45%, due 11/28/01...........   10,000,000      9,981,625
 2.53%, due 11/1/01............   11,000,000     11,000,000
 2.54%, due 11/7/01............    2,700,000      2,698,857
Credit Suisse First Boston,
 Inc.
 2.85%, due 12/17/01 (a).......    8,825,000      8,792,862
CXC, Inc.
 2.35%, due 12/11/01 (a).......   10,000,000      9,973,889
 2.38%, due 12/4/01 (a)........    5,784,000      5,771,381
Danske Corp., Inc.
 2.32%, due 1/9/02.............    9,824,000      9,780,316
Delaware Funding Corp.
 2.18%, due 1/22/02 (a)........    6,252,000      6,220,955
Duke Capital Corp.
 2.48%, due 11/19/01...........    5,000,000      4,993,800
 2.48%, due 11/20/01 (a).......    2,686,000      2,682,484
General Electric Capital Corp.
 3.83%, due 2/1/02.............    9,492,000      9,399,094

                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
COMMERCIAL PAPER (CONTINUED)
Goldman Sachs Group, Inc. (The)
 3.73%, due 11/15/01...........  $12,000,000   $ 11,982,593
KFW International Finance, Inc.
 2.30%, due 12/12/01...........    9,058,000      9,034,273
Kitty Hawk Funding Corp.
 2.48%, due 12/31/01 (a).......    8,000,000      7,966,933
Knight Ridder, Inc.
 2.47%, due 11/2/01............    4,450,000      4,449,695
 3.43%, due 1/7/02.............    5,000,000      4,968,082
Market Street Funding Corp.
 2.29%, due 11/26/01 (a).......   15,955,000     15,929,627
Northern States Power Co.
 2.55%, due 11/19/01...........    6,948,000      6,939,141
 2.63%, due 11/28/01...........   15,000,000     14,970,413
Park Avenue Receivables Corp.
 2.50%, due 11/2/01 (a)........    8,003,000      8,002,444
Peacock Funding Corp.
 2.37%, due 12/10/01 (a).......   15,000,000     14,961,488
Salomon Smith Barney Holdings,
 Inc.
 2.33%, due 12/3/01............   15,000,000     14,968,933
Societe Generale N.A., Inc.
 3.36%, due 12/5/01............   10,000,000      9,968,267
Solvay Finance (America), Inc.
 2.35%, due 1/11/02 (a)........    9,482,000      9,438,054
 2.40%, due 1/11/02 (a)........    5,000,000      4,976,333
Southern Co.
 2.25%, due 11/30/01 (a).......    6,179,000      6,167,801
Svenska Handelsbanken, Inc.
 3.50%, due 12/13/01...........    7,500,000      7,469,375
Variable Funding Capital Corp.
 3.45%, due 11/8/01 (a)........   10,000,000      9,993,292
Vulcan Materials Co.
 2.45%, due 11/5/01 (a)........   10,000,000      9,997,278
Walt Disney Co.
 3.51%, due 2/19/02............    8,833,000      8,738,266
World Omni Vehicle Leasing,
 Inc.
 2.33%, due 12/6/01 (a)........    8,350,000      8,331,085
                                               ------------
                                                374,529,313
                                               ------------
CORPORATE BONDS (4.5%)
Caterpillar Financial Services,
 Inc.
 3.979%, due 8/1/02 (b)(c).....   10,000,000     10,022,718
National Australia Bank, Ltd.
 4.26%, due 4/30/02 (c)........    7,000,000      7,000,336
SBC Communications, Inc.
 4.25%, due 6/5/02 (a)(c)......    1,000,000      1,001,892
Vodafone Group PLC
 3.31%, due 12/19/01
   (a)(b)(c)...................    4,000,000      4,001,080
                                               ------------
                                                 22,026,026
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

 SHORT-TERM INVESTMENTS (CONTINUED)
                                   PRINCIPAL      AMORTIZED
                                    AMOUNT          COST
                                 --------------------------
FEDERAL AGENCIES (9.3%)
Fannie Mae
 4.25%, due 2/22/02............  $ 8,067,000   $  7,959,384
 6.375%, due 10/15/02 (c)......   10,000,000     10,389,512
Federal Home Loan Bank
 2.348%, due 8/20/02 (b)(c)....    5,000,000      4,999,402
 3.625%, due 8/28/02 (c).......    4,000,000      3,999,178
Federal Home Loan Mortgage
 Corp.
 2.525%, due 8/16/02 (b)(c)....    5,000,000      4,998,542
 4.75%, due 12/14/01 (c).......    3,000,000      3,003,818
Freddie Mac (Discount Note)
 3.51%, due 4/25/02............   10,000,000      9,829,375
                                               ------------
                                                 45,179,211
                                               ------------
MEDIUM-TERM NOTES (1.1%)
Cargill, Inc.
 2.49%, due 1/22/02 (b)(c).....    1,500,000      1,500,294
Citicorp
 3.739%, due 2/14/02 (b)(c)....    4,000,000      4,002,574
                                               ------------
                                                  5,502,868
                                               ------------
Total Short-Term Investments
 (Amortized Cost $485,689,887)
 (d)...........................         99.9%   485,689,887
Cash and Other Assets,
 Less Liabilities..............          0.1        524,025
                                 -----------   ------------
Net Assets.....................        100.0%  $486,213,912
                                 ===========   ============

------------

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2001.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                     AMORTIZED
                                        COST        PERCENT +
                                    -------------------------
Agricultural Operations...........  $  1,500,294        0.3%
Aluminum..........................     3,986,498        0.8
Auto Leasing Receivables..........     8,331,085        1.7
Banks.............................    74,220,868       15.3
Building and Construction
 Products.........................     9,997,278        2.1
Chemicals.........................    14,414,387        3.0
Commercial Leasing Receivables....     9,993,292        2.1
Conglomerates.....................     9,399,094        1.9
Consumer Finance Receivables......    32,463,416        6.7
Electric Power Companies..........    21,909,554        4.5
Equipment Loans...................     2,452,469        0.5
Federal Agencies..................    45,179,211        9.3
Finance...........................    10,022,718        2.1
Food..............................    20,831,282        4.3
Health Care Distributors..........     9,245,498        1.9
Investment Bank/Brokerage.........    44,778,662        9.2
Lease Payments....................    14,961,488        3.1
Mortgage Loans/Banker.............    23,680,482        4.9
Multi-Media.......................     8,738,266        1.8
Oil Drilling Services.............     9,879,700        2.0
Oil Services......................    11,890,400        2.4
Publishing-Newspapers.............     9,417,776        1.9
Telecommunication Services-
 Cellular/Wireless................     4,001,080        0.8
Telephone.........................     1,001,892        0.2
Trade Receivables.................    59,549,809       12.2
Utilities-Electric................    13,844,085        2.8
Utilities-Electrical & Gas........     9,999,303        2.1
                                    ------------     ------
                                     485,689,887       99.9
Cash and Other Assets, Less
 Liabilities......................       524,025        0.1
                                    ------------     ------
Net Assets........................  $486,213,912      100.0%
                                    ============     ======

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value (amortized
   cost $485,689,887).............................  $485,689,887
 Receivables:
   Interest.......................................       901,193
   Fund shares sold...............................        42,241
                                                    ------------
       Total assets...............................   486,633,321
                                                    ------------
LIABILITIES:
 Payables:
   Manager........................................       134,540
   Shareholder communication......................        85,850
   Distribution--Sweep Shares Class...............        60,710
   Service--Sweep Shares Class....................        60,710
   Service--Service Class.........................           362
   Professional...................................        48,175
   Custodian......................................        11,517
   Transfer agent.................................         9,240
   Fund shares redeemed...........................         2,325
 Accrued expenses.................................         5,980
                                                    ------------
       Total liabilities..........................       419,409
                                                    ------------
 Net assets.......................................  $486,213,912
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   12 billion shares authorized
   No-Load Class..................................  $    199,506
   Service Class..................................         1,685
   Sweep Shares Class.............................       285,017
 Additional paid-in capital.......................   485,722,541
 Accumulated net realized gain on investments.....         5,163
                                                    ------------
 Net assets.......................................  $486,213,912
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $199,494,645
                                                    ============
 Shares of capital stock outstanding..............   199,506,306
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  1,685,037
                                                    ============
 Shares of capital stock outstanding..............     1,684,964
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Sweep Shares Class
 Net assets applicable to outstanding shares......  $285,034,230
                                                    ============
 Shares of capital stock outstanding..............   285,017,479
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:
 Income:
   Interest.......................................  $ 22,072,079
                                                    ------------
 Expenses:
   Manager........................................     2,207,046
   Distribution--Sweep Shares Class...............       666,222
   Service--Sweep Shares Class....................       666,222
   Service--Service Class.........................         4,081
   Shareholder communication......................       168,879
   Professional...................................       130,582
   Transfer agent.................................        56,069
   Registration...................................        43,697
   Custodian......................................        42,495
   Directors......................................        18,147
   Portfolio pricing..............................         3,367
   Miscellaneous..................................        18,439
                                                    ------------
       Total expenses before
        reimbursement.............................     4,025,246
   Expense reimbursement from Manager.............      (481,676)
                                                    ------------
       Net expenses...............................     3,543,570
                                                    ------------
 Net investment income............................    18,528,509
                                                    ------------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................        29,127
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $ 18,557,636
                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                  2001            2000
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  18,528,509   $  22,753,507
    Net realized gain (loss) on investments.................         29,127          (1,976)
                                                              -------------   -------------
    Net increase in net assets resulting from operations....     18,557,636      22,751,531
                                                              -------------   -------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (7,800,516)    (11,924,948)
      Service Class.........................................        (69,415)       (116,606)
      Sweep Shares Class....................................    (10,658,578)    (10,711,953)
                                                              -------------   -------------
        Total dividends to shareholders.....................    (18,528,509)    (22,753,507)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    237,936,022     326,707,269
      Service Class.........................................      2,773,325       1,354,957
      Sweep Shares Class....................................    178,743,640     209,404,730
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................      7,742,864      11,872,113
      Service Class.........................................         69,415          96,890
      Sweep Shares Class....................................     10,658,326      10,711,953
                                                              -------------   -------------
                                                                437,923,592     560,147,912
    Cost of shares redeemed:
      No-Load Class.........................................   (207,138,071)   (424,349,335)
      Service Class.........................................     (2,744,000)     (5,495,191)
      Sweep Shares Class....................................   (126,320,089)   (150,449,192)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    101,721,432     (20,145,806)
                                                              -------------   -------------
      Net increase (decrease) in net assets.................    101,750,559     (20,147,782)
NET ASSETS:
  Beginning of year.........................................    384,463,353     404,611,135
                                                              -------------   -------------
  End of year...............................................  $ 486,213,912   $ 384,463,353
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                            SWEEP                               SWEEP
                                   NO-LOAD     SERVICE     SHARES      NO-LOAD     SERVICE     SHARES
                                    CLASS       CLASS       CLASS       CLASS       CLASS       CLASS
                                  ---------   ---------   ---------   ---------   ---------   ---------

                                             YEAR ENDED                          YEAR ENDED
                                          OCTOBER 31, 2001                    OCTOBER 31, 2000
                                  ---------------------------------   ---------------------------------
Net asset value at beginning of
 period........................   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                  ---------   ---------   ---------   ---------   ---------   ---------
Net investment income..........        0.04        0.04        0.04        0.06        0.06        0.05
                                  ---------   ---------   ---------   ---------   ---------   ---------
Less dividends and
 distributions:
From net investment income.....       (0.04)      (0.04)      (0.04)      (0.06)      (0.06)      (0.05)
From net realized gain on
 investments...................          --          --          --          --          --          --
                                  ---------   ---------   ---------   ---------   ---------   ---------
Total dividends and
 distributions.................       (0.04)      (0.04)      (0.04)      (0.06)      (0.06)      (0.05)
                                  ---------   ---------   ---------   ---------   ---------   ---------
Net asset value at end of
 period........................   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                  =========   =========   =========   =========   =========   =========
Total investment return........        4.67%       4.41%       4.15%       5.98%       5.72%       5.46%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.........        4.50%       4.25%       4.00%       5.81%       5.56%       5.31%
 Net expenses..................        0.50%       0.75%       1.00%       0.50%       0.75%       1.00%
 Expenses (before
   reimbursement)..............        0.61%       0.86%       1.11%       0.57%       0.82%       1.07%
Net assets at end of period (in
 000's)........................   $ 199,495   $   1,685   $ 285,034   $ 160,942   $   1,586   $ 221,935

                                                                 SWEEP
                                  NO-LOAD        SERVICE         SHARES
                                   CLASS          CLASS          CLASS
                                 ---------       --------       --------
                                             JANUARY 1, 1999
                                                 THROUGH
                                            OCTOBER 31, 1999*
                                 ---------------------------------------
Net asset value at beginning of
 period........................  $    1.00       $   1.00       $   1.00
                                 ---------       --------       --------
Net investment income..........       0.04           0.04           0.04
                                 ---------       --------       --------
Less dividends and
 distributions:
From net investment income.....      (0.04)         (0.04)         (0.04)
From net realized gain on
 investments...................         --             --             --
                                 ---------       --------       --------
Total dividends and
 distributions.................      (0.04)         (0.04)         (0.04)
                                 ---------       --------       --------
Net asset value at end of
 period........................  $    1.00       $   1.00       $   1.00
                                 =========       ========       ========
Total investment return........       3.96%(b)       3.74%(b)       3.53%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.........       4.68%+         4.43%+         4.18%+
 Net expenses..................       0.50%+         0.75%+         1.00%+
 Expenses (before
   reimbursement)..............       0.62%+         0.87%+         1.12%+
Net assets at end of period (in
 000's)........................  $ 246,713       $  5,630       $152,268

------------

 *    The Fund changed its fiscal year end from December 31 to
      October 31.
 **   Sweep Shares Class first offered on December 8, 1998.
 +    Annualized.
(a)   Less than one cent per share.
(b)   Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

       NO-LOAD     SERVICE    SWEEP SHARES    NO-LOAD        SERVICE        NO-LOAD        SERVICE
        CLASS       CLASS        CLASS         CLASS          CLASS          CLASS          CLASS
      ---------   ---------   ------------   ---------       --------       --------       --------
                              DECEMBER 8,
                                 1998**
                                THROUGH                      YEAR ENDED DECEMBER 31
           YEAR ENDED         DECEMBER 31,   ------------------------------------------------------
        DECEMBER 31, 1998         1998                 1997                          1996
      ---------------------   ------------   ------------------------       -----------------------
      $    1.00   $    1.00    $    1.00     $    1.00       $   1.00       $   1.00       $   1.00
      ---------   ---------    ---------     ---------       --------       --------       --------
           0.05        0.05         0.00(a)       0.05           0.05           0.05           0.05
      ---------   ---------    ---------     ---------       --------       --------       --------
          (0.05)      (0.05)       (0.00)(a)     (0.05)         (0.05)         (0.05)         (0.05)
             --          --           --         (0.00)(a)      (0.00)(a)         --             --
      ---------   ---------    ---------     ---------       --------       --------       --------
          (0.05)      (0.05)       (0.00)(a)     (0.05)         (0.05)         (0.05)         (0.05)
      ---------   ---------    ---------     ---------       --------       --------       --------
      $    1.00   $    1.00    $    1.00     $    1.00       $   1.00       $   1.00       $   1.00
      =========   =========    =========     =========       ========       ========       ========
           5.25%       4.99%        0.31%(b)      5.27%          5.01%          5.11%          4.85%
           5.12%       4.87%        4.62%+        5.18%          4.93%          5.00%          4.75%
           0.50%       0.75%        1.00%+        0.50%          0.75%          0.50%          0.75%
           0.63%       0.88%        1.13%+        0.61%          0.86%          0.67%          0.92%
      $ 194,338   $ 103,765    $   6,957     $ 190,319       $ 64,228       $110,760       $ 34,664

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Asset Manager Fund
--------------------------------------------------------------------------------

Stock and bond markets moved in opposite directions during the year ended October 31, 2001. Over the 12-month period, the S&P 500 Index(1) lost nearly a quarter of its value, while several international stock markets provided even more disappointing results. The declines were triggered by the continuing drop-off in technology stocks that began in 2000. As problems spread to other industries, weakened earnings reports and widespread layoffs reduced consumer confidence. European markets faced similar setbacks, as our close-knit global community braced itself for major economic setbacks.

Domestic bonds, on the other hand, provided double-digit positive returns, as the Federal Reserve worked to stave off a recession by lowering the targeted federal funds rate nine times--for a total reduction of 4.00%. Central banks around the globe have followed suit, with accommodative monetary policies designed to avert a global recession. Lower interest rates also helped the real estate sector, with REITs providing returns that were only slightly below those recorded by domestic bonds.

Just when the effects of central bank easing were beginning to sift into the global economy, the world watched in horror at the terrorist attacks of September 11, 2001. Most equity markets tumbled in mid-September and staged a modest recovery in October. Although many investors remain optimistic, the general flight to quality has taken a toll on equity prices. We believe that many companies may use recent events as an opportunity to lower their sales, earnings, and/or profit projections for the coming quarters. While some market participants are looking for improvements in the second half of 2002, the news may get worse before it gets better.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse Asset Manager Fund No-Load Class shares returned -12.12% and Service Class shares returned -12.36%. This compared favorably with the -12.70% return of the average Lipper(2) flexible portfolio fund over the same period. Over the 12-month period, the S&P 500 Index returned -24.91%, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index(3) returned 14.61%, and the Merrill Lynch Three-Month Treasury Bill Index(4) returned 5.17%.

The Fund's No-Load Class shares and Service Class shares were both rated four stars overall out of 4,673 domestic equity funds by Morningstar(5) as of October 31, 2001. Both share classes were rated three stars out of 4,673 domestic equity funds for the three-year period then ended and four stars out of 2,960 domestic equity funds for the five-year period then ended. No-Load Class shares were rated four stars out of 881 domestic equity funds for the 10-year period ended October 31, 2001.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(3) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) The Merrill Lynch Three-Month Treasury Bill Index is an unmanaged index that is considered representative of the 90-day T-Bill market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(5) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

ALLOCATION DECISIONS AND SECTOR SPECIFICS

During the 12-month reporting period, the Fund had an average allocation of 61% to equities, 29% to bonds, and 10% to cash. Within the equity allocation, the Fund underweighted U.S. equities relative to its benchmark(6) at 52% of the portfolio and over-weighted international equities at 9% of the portfolio.

The best-performing asset class for the Fund was U.S. bonds, which earned 14.61%, followed by U.S. REITs, which earned 13.25% for the 12-month reporting period. Unfortunately, the Fund's allocation constraints kept REITs from making a significant contribution to overall performance.

With the exception of REITs, all of the Fund's equity allocations provided negative returns. The Fund's decision to underweight U.S. large-cap stocks (-24.91%) had a positive impact on performance, since losses were less severe among mid-cap equities (-13.34%) and small-cap stocks (-7.14%).

All of the international stock markets to which the Fund was exposed provided negative returns, with the worst results in local currency terms from Italy (-35.60%), Germany (-35.58%), Hong Kong (-32.37%), France (-32.14%), and Canada
(-30.17%).(7) Australia (-0.28%) provided the most encouraging performance of any of the Fund's international investments. The Fund's decision to overweight Australia contributed positively to performance in a declining equity environment, but the decision to overweight Germany had a negative impact. The Fund's equity investments in Spain (-24.98%), Japan (-23.23%), and the United Kingdom (-21.72%) also detracted from the Fund's results.

During the 12 months ended October 31, 2001, cash investments had a positive impact on performance, returning 5.17%. On average, the Fund maintained the maximum allowable allocation to cash, which helped strengthen performance throughout the reporting period.

LOOKING AHEAD

We believe the environment for bonds may remain strong. While the Federal Reserve has continued to work to improve the outlook for equities, disappointing corporate earnings and a general economic slowdown may prompt more investors to join the flight to quality, which has caused bonds to rally over the last several months.

Japan continues to suffer economic woes and East Asian markets are feeling the impact of the slowdown in technology. Europe has been exceedingly sluggish, and it is hard to say what it will take to turn the situation around. We believe that global monetary easing is likely to take some of the pressure off stocks, but uncertainty about the economic impact of terrorism may continue to affect domestic and international equity investments.

Whatever the markets or the global economy may bring, the Fund will continue to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities, and money market instruments.

JEFFERSON C. BOYCE
ELIAS BELESSAKOS
Portfolio Managers
New York Life Investment Management LLC

--------------------------------------------------------------------------------
(6) The Fund compares itself to a benchmark consisting of 60% equities, 30% bonds, and 10% cash.
(7) Foreign market and U.S. stock sector returns reflect major unmanaged indices considered representative of the specific markets or sectors. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                   AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND AND
                      SALOMON SMITH BARNEY BIG BOND INDEX

                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                             AVERAGE LIPPER FLEXIBLE PORTFOLIO    SALOMON SMITH BARNEY BIG BOND
                                                                           FUND                               INDEX
                                                             ---------------------------------    -----------------------------
10/31/91                                                               $ 10000                             $ 10000
92                                                                       10972                               11008
93                                                                       12675                               12327
94                                                                       12673                               11884
95                                                                       14983                               13748
96                                                                       17211                               14558
97                                                                       20581                               15845
98                                                                       22542                               17333
99                                                                       25673                               17418
00                                                                       28285                               18686
10/31/01                                                                 24753                               21417

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                   AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND AND
                      SALOMON SMITH BARNEY BIG BOND INDEX

                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                             AVERAGE LIPPER FLEXIBLE PORTFOLIO    SALOMON SMITH BARNEY BIG BOND
                                                                           FUND                               INDEX
                                                             ---------------------------------    -----------------------------
10/31/91                                                               $ 10000                             $ 10000
92                                                                       10972                               11008
93                                                                       12675                               12327
94                                                                       12673                               11884
95                                                                       14983                               13748
96                                                                       17211                               14558
97                                                                       20581                               15845
98                                                                       22542                               17333
99                                                                       25673                               17418
00                                                                       28285                               18686
01|as of|10/31/01                                                        24753                               21417

Source: Lipper Inc. and Bloomberg, 10/31/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/91.

                                                  AVERAGE ANNUAL TOTAL RETURNS*
PERFORMANCE                                          AS OF OCTOBER 31, 2001
---------------------------------------------------------------------------------
                                                ONE YEAR   FIVE YEARS   TEN YEARS
---------------------------------------------------------------------------------
Eclipse Asset Manager Fund No-Load Class         -12.12%     10.62%       10.95%
Eclipse Asset Manager Fund Service Class(+)      -12.36      10.33        10.77
Average Lipper flexible portfolio fund(++)       -12.70       6.96         9.05
Salomon Smith Barney BIG Bond Index(sec.)         14.61       8.02         7.91

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                                           TEN
                                                                                          MONTHS        YEAR         YEAR
                                               YEAR ENDED                                 ENDED         ENDED       ENDED
                                              DECEMBER 31                               OCTOBER 31   OCTOBER 31   OCTOBER 31
                1991    1992    1993     1994     1995      1996       1997     1998       1999         2000        2001
                ----    ----    ----     ----     ----      ----       ----     ----       ----         ----        ----
Total Return   17.9*%   7.09%   8.79%   -0.86%   26.81%     16.16%     26.69%   21.31%     5.58%        11.18%    -12.12%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered to be representative of the U.S. bond market. Returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE ASSET MANAGER FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

LONG-TERM BONDS (24.0%)+
CORPORATE BONDS (6.7%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
AEROSPACE/DEFENSE (0.4%)
United Technologies Corp.
 6.35%, due 3/1/11.............  $ 2,000,000   $  2,112,476
                                               ------------
AUTOMOBILES (0.2%)
Daimler-Benz of North America
 Corp. Series A
 7.375%, due 9/15/06...........    1,000,000      1,078,361
                                               ------------
BANKS--SUPRANATIONAL (0.4%)
International Bank of
 Reconstruction & Development
 (zero coupon), due 2/15/15
 (d)...........................    1,197,000        515,594
 8.875%, due 3/1/26 (d)........    1,000,000      1,433,486
                                               ------------
                                                  1,949,080
                                               ------------
BEVERAGES--ALCOHOLIC (0.5%)
Bass North America Inc.
 6.625%, due 3/1/03............    2,250,000      2,348,024
                                               ------------
BEVERAGES--SOFT DRINKS (0.4%)
Coca-Cola Enterprises Inc.
 7.00%, due 5/15/98............    1,650,000      1,675,392
                                               ------------
BROADCAST/MEDIA (0.2%)
Cox Communications, Inc.
 6.50%, due 11/15/02...........    1,000,000      1,027,814
                                               ------------
CHEMICALS (0.1%)
Aventis
 7.75%, due 1/15/02 (d)........      350,000        353,098
                                               ------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (0.2%)
Nortel Networks Corp.
 6.875%, due 10/1/02 (d).......    1,000,000        977,470
                                               ------------
ELECTRIC POWER COMPANIES (0.9%)
Arkansas Power & Light Co.
 6.00%, due 10/1/03............    3,000,000      3,003,246
Tennessee Valley Authority
 6.875%, due 12/15/43..........    1,000,000      1,047,422
                                               ------------
                                                  4,050,668
                                               ------------
ENTERTAINMENT (0.4%)
AOL Time Warner Inc.
 7.625%, due 4/15/31...........    2,000,000      2,098,408
                                               ------------
FINANCIAL--MISCELLANEOUS (0.3%)
Ambac Financial Group, Inc.
 9.375%, due 8/1/11............    1,000,000      1,258,228
                                               ------------
FOREIGN GOVERNMENTS (0.4%)
Government of Quebec
 6.125%, due 1/22/11...........    1,800,000      1,915,483
                                               ------------

                                  PRINCIPAL
                                   AMOUNT        VALUE
                                 -------------------------
INSURANCE--MULTI-LINE (0.4%)
AXA Group
 8.60%, due 12/15/30...........  $ 1,500,000   $  1,707,358
                                               ------------
INSURANCE--PROPERTY & CASUALTY (0.2%)
American Re Corp. Series B
 7.45%, due 12/15/26...........      920,000        999,416
                                               ------------
INVESTMENT BANK/BROKERAGE (0.2%)
Bear Stearns Cos., Inc. (The)
 6.625%, due 1/15/04...........      500,000        529,891
Paine Webber Group Inc.
 7.75%, due 9/1/02.............      400,000        417,081
                                               ------------
                                                    946,972
                                               ------------
MANUFACTURING--DIVERSIFIED (0.4%)
Honeywell International Inc.
 7.50%, due 3/1/10.............    1,000,000      1,104,749
Tyco International Group S.A.
 6.125%, due 1/15/09...........    1,000,000      1,021,514
                                               ------------
                                                  2,126,263
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.2%)
El Paso Corp.
 6.95%, due 12/15/07...........    1,000,000      1,045,742
                                               ------------
OIL & WELL--EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA
 6.625%, due 3/30/08 (d).......    1,000,000        883,210
                                               ------------
OIL--INTEGRATED DOMESTIC (0.1%)
Occidental Petroleum Corp.
 10.125%, due 11/15/01.........      500,000        500,943
                                               ------------
PAPER & FOREST PRODUCTS (0.1%)
Georgia-Pacific Group
 9.125%, due 7/1/22............      500,000        501,154
                                               ------------
TELEPHONE (0.5%)
Citizens Communications Co.
 7.45%, due 1/15/04............    1,000,000      1,053,087
GTE South Inc. Series C
 6.00%, due 2/15/08............    1,300,000      1,359,618
                                               ------------
                                                  2,412,705
                                               ------------
Total Corporate Bonds
 (Cost $30,963,840)............                  31,968,265
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

MORTGAGE-BACKED SECURITY (0.2%)
                                  PRINCIPAL
                                    AMOUNT       VALUE
                                 -------------------------
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
COMM
 Series 2001-J1A Class A2
 6.457%, due 2/15/34 (e).......  $ 1,000,000   $  1,055,313
                                               ------------
Total Mortgage-Backed Security
 (Cost $999,997)...............                   1,055,313
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (17.1%)
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD
(MORTGAGE PASS-THROUGH SECURITIES) (2.5%)
 6.00%, due 1/1/26-1/1/28......      774,186        786,687
 6.50%, due 2/1/27-10/1/29.....    7,608,628      7,842,593
 7.00%, due 3/1/26-7/1/30......    2,359,672      2,459,958
 7.50%, due 7/1/11-9/1/11......      239,181        251,857
 7.75%, due 10/1/07............      209,199        220,529
 8.00%, due 10/1/11-11/1/11....      247,940        261,296
                                               ------------
                                                 11,822,920
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.5%)
 6.625%, due 11/15/30..........    2,000,000      2,282,560
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (4.2%)
 6.00%, due 6/1/31.............    7,955,861      8,057,792
 6.50%, due 11/1/03-7/1/29.....    3,793,664      3,906,764
 7.00%, due 10/1/03-7/1/30.....    4,920,381      5,132,929
 7.50%, due 7/1/11-10/1/15.....    2,198,986      2,315,118
 8.00%, due 7/1/09-11/1/11.....      392,813        413,829
 8.50%, due 6/1/26-10/1/26.....       74,765         79,387
 9.00%, due 6/1/26-9/1/26......      154,527        164,175
                                               ------------
                                                 20,069,994
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (1.6%)
 6.50%, due 4/15/29-8/15/29....       23,291         24,080
 7.00%, due 7/15/11-6/15/28....    2,855,323      2,986,028
 7.50%, due 3/15/26-10/15/30...    3,735,721      3,929,044
 8.00%, due 8/15/26-10/15/26...      330,033        349,443
 8.50%, due 11/15/26...........      135,831        144,313
 9.00%, due 4/15/25-11/15/26...       66,747         70,998
                                               ------------
                                                  7,503,906
                                               ------------
RESOLUTION FUNDING CORPORATION (0.4%)
 (zero coupon), due 10/15/10...    2,600,000      1,707,287
                                               ------------
UNITED STATES TREASURY BOND (1.0%)
 5.25%, due 2/15/29............    2,650,000      2,710,447
 5.375%, due 2/15/31...........    1,000,000      1,074,690
 11.875%, due 11/15/03.........      700,000        829,171
                                               ------------
                                                  4,614,308
                                               ------------

                                 PRINCIPAL
                                  AMOUNT         VALUE
                                 -------------------------
UNITED STATES TREASURY NOTES (6.9%)
 4.625%, due 5/15/06...........  $ 3,000,000   $  3,137,820
 4.75%, due 11/15/08...........   10,000,000     10,443,700
 5.625%, due 12/31/02..........    8,500,000      8,846,630
 5.75%, due 8/15/03............    2,300,000      2,435,493
 6.00%, due 8/15/04............    4,400,000      4,768,500
 7.00%, due 7/15/06............    2,100,000      2,406,474
 7.50%, due 5/15/02............    1,000,000      1,029,690
                                               ------------
                                                 33,068,307
                                               ------------
Total U.S. Government & Federal
 Agencies
 (Cost $76,189,516)............                  81,069,282(g)
                                               ------------
Total Long-Term Bonds
 (Cost $108,153,353)...........                 114,092,860
                                               ------------
COMMON STOCKS (51.3%)
                                   SHARES
                                 -----------
ADVERTISING & MARKETING SERVICES (0.1%)
Acxiom Corp. (a)...............        3,539         41,725
Advo, Inc. (a).................          740         26,692
Catalina Marketing Corp. (a)...        2,203         60,913
4Kids Entertainment, Inc.
 (a)...........................          473          9,933
Harte-Hanks, Inc. .............        2,506         58,390
Information Resources, Inc.
 (a)...........................        1,134          8,221
Metris Companies Inc. .........        2,500         40,525
                                               ------------
                                                    246,399
                                               ------------
AEROSPACE/DEFENSE (0.5%)
AAR Corp. .....................        1,054          8,010
Alliant Techsystems, Inc.
 (a)...........................          784         68,412
Be Aerospace, Inc. (a).........        1,195          9,703
Boeing Co. (The)...............       18,264        595,406
General Dynamics Corp. ........        4,240        345,984
Goodrich Corp. ................        2,289         48,870
Lockheed Martin Corp. .........        9,048        441,271
Northrop Grumman Corp. ........        1,822        182,109
Orbital Sciences Corp. (a).....        1,070          1,894
Precision Castparts Corp. .....        2,032         46,208
Rockwell Collins, Inc. ........        3,962         53,487
Rockwell International
 Corp. ........................        3,962         54,596
Sequa Corp. (a)................          412         18,334
Teledyne Technologies Inc.
 (a)...........................        1,235         18,735
Triumph Group, Inc. (a)........          600         15,414
United Technologies Corp. .....        9,869        531,841
                                               ------------
                                                  2,440,274
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES     VALUE
                                 -------------------------
AGRICULTURAL PRODUCTS (0.0%) (b)
Corn Products International,
 Inc. .........................        1,316   $     39,612
Delta and Pine Land Co. .......        1,503         27,129
DIMON Inc. ....................        1,745         10,906
Universal Corp. ...............        1,077         34,830
                                               ------------
                                                    112,477
                                               ------------
AIR FREIGHT (0.0%) (b)
Airborne Inc. .................        1,905         19,031
Atlas Air Worldwide Holdings,
 Inc. (a)......................        1,516         19,572
CNF Transportation Inc. .......        1,928         42,589
EGL, Inc. (a)..................        1,854         22,415
Expeditors International of
 Washington, Inc. .............        2,039         92,163
                                               ------------
                                                    195,770
                                               ------------
AIRLINES (0.1%)
Alaska Air Group, Inc. (a).....        1,049         25,596
AMR Corp. (a)..................        3,248         59,114
Atlantic Coast Airlines
 Holdings, Inc. (a)............        1,660         31,175
Delta Air Lines, Inc. .........        2,628         60,076
Frontier Airlines, Inc. (a)....        1,097         12,001
Mesa Air Group, Inc. (a).......        1,264          6,763
Midwest Express Holdings, Inc.
 (a)...........................          543          6,027
Skywest, Inc. .................        2,091         38,265
Southwest Airlines Co. ........       15,820        251,538
US Airways Group, Inc. (a).....        1,366          6,297
                                               ------------
                                                    496,852
                                               ------------
ALUMINUM (0.2%)
Alcan Inc. ....................        6,739        205,876
Alcoa Inc. ....................       18,077        583,345
Century Aluminum Co. ..........          763          7,439
Commonwealth Industries,
 Inc. .........................          647          3,494
IMCO Recycling Inc. ...........          600          3,786
                                               ------------
                                                    803,940
                                               ------------
AUTO PARTS & EQUIPMENT (0.2%)
Applied Industrial
 Technologies, Inc. ...........          775         12,826
ArvinMeritor, Inc. ............        2,601         39,067
Bandag, Inc. ..................          820         21,484
Borg-Warner Automotive, Inc. ..        1,039         44,386
Cooper Tire & Rubber Co. ......        1,564         20,660
Delphi Automotive Systems
 Corp. ........................       11,757        136,499
Gentex Corp. (a)...............        2,942         70,020
Genuine Parts Co. .............        3,658        118,885
Goodyear Tire & Rubber Co.
 (The).........................        3,281         61,125
Intermet Corp. ................          994          2,982
Lear Corp. (a).................        2,526         77,548
Midas, Inc. ...................          593          6,078
Modine Manufacturing Co. ......        1,302         27,016
Standard Motor Products,
 Inc. .........................          487          5,630

                                      SHARES     VALUE
                                 -------------------------
AUTO PARTS & EQUIPMENT (CONTINUED)
Superior Industries
 International, Inc. ..........        1,025   $     33,866
TBC Corp. (a)..................          831          9,158
Tenneco Automotive Inc. (a)....        1,396          2,513
Tower Automotive, Inc. (a).....        1,760         10,771
Visteon Corp. .................        2,790         33,201
                                               ------------
                                                    733,715
                                               ------------
AUTOMOBILES (0.2%)
Ford Motor Co. ................       38,411        616,497
General Motors Corp. ..........       11,464        473,692
                                               ------------
                                                  1,090,189
                                               ------------
BANKS--MONEY CENTER (0.9%)
Bank of America Corp. .........       33,590      1,981,474
JP Morgan Chase & Co. .........       41,649      1,472,709
Wachovia Corp. ................       29,385        840,411
                                               ------------
                                                  4,294,594
                                               ------------
BANKS--REGIONAL (2.5%)
American Financial Group,
 Inc. .........................        2,629         58,180
AmSouth Bancorp................        7,817        135,156
Associated Banc-Corp...........        2,648         91,144
Bank of New York Co., Inc.
 (The).........................       15,419        524,400
Bank One Corp. ................       24,438        811,097
Banknorth Group, Inc. .........        5,429        119,058
BB&T Corp. ....................        9,234        296,411
Boston Private Financial
 Holdings, Inc. ...............          400          8,124
Chittenden Corp. ..............        1,197         29,614
City National Corp. ...........        1,895         77,695
Colonial BancGroup Inc.,
 (The).........................        4,300         54,180
Comerica, Inc. ................        3,681        169,657
Commerce Bancorp, Inc. ........        1,172         85,556
Commercial Federal Corp. ......        1,914         47,773
Community First Bankshares,
 Inc. .........................        1,534         36,847
Compass Bancshares, Inc. ......        5,049        126,376
Cullen/Frost Bankers, Inc. ....        1,922         51,817
Dime Community Bancshares......          635         15,399
East West Bancorp, Inc. .......          893         20,173
FifthThird Bancorp.............       12,120        683,810
First BanCorp..................        1,034         28,404
First Midwest Bancorp, Inc. ...        1,513         50,564
First Republic Bank (a)........          500         10,075
First Tennessee National
 Corp. ........................        5,062        174,892
First Virginia Banks, Inc. ....        1,829         82,634
Firstmerit Corp. ..............        3,374         77,872
FleetBoston Financial Corp. ...       22,699        745,889
GBC Bancorp....................          452         12,575
Greater Bay Bancorp............        1,674         38,150
Hibernia Corp. Class A.........        6,289         95,593
Hudson United Bancorp..........        1,751         45,508
Huntington Bancshares, Inc. ...        5,232         80,730
Independence Community Bank
 Corp. ........................        2,400         58,368

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                   -------------------------
BANKS--REGIONAL (CONTINUED)
KeyCorp........................        8,909   $    189,405
M&T Bank Corp. ................        3,781        247,656
Marshall & Ilsley Corp. .......        4,012        235,264
Mellon Financial Corp. ........       10,037        337,243
Mercantile Bankshares Corp. ...        2,774        106,022
National City Corp. ...........       12,617        333,089
National Commerce Financial
 Corp. ........................        7,998        181,955
New York Community Bancorp,
 Inc. .........................        5,326        133,523
North Fork Bancorporation,
 Inc. .........................        6,380        178,002
Northern Trust Corp. ..........        4,625        233,516
Pacific Century Financial
 Corp. ........................        3,163         73,698
PNC Financial Services Group,
 Inc. (The)....................        6,081        333,847
Provident Bankshares Corp. ....          956         21,051
Provident Financial Group
 Inc. .........................        1,935         41,428
Regions Financial Corp. .......        4,766        128,253
Riggs National Corp. ..........        1,111         15,721
Roslyn Bancorp, Inc. ..........        3,661         66,447
Silicon Valley Bancshares
 (a)...........................        1,939         45,450
South Financial Group, Inc. ...        1,549         24,707
SouthTrust Corp. ..............        7,036        159,436
Southwest Bancorporation of
 Texas, Inc. (a)...............        1,224         35,117
State Street Corp. ............        6,802        309,763
Sterling Bancshares, Inc. .....        1,539         18,329
SunTrust Banks, Inc. ..........        6,166        369,097
Susquehanna Bancshares, Inc. ..        1,427         30,181
Synovus Financial Corp. .......        6,045        139,156
TCF Financial Corp. ...........        3,102        130,284
TrustCo Bank Corp. of NY.......        2,596         30,939
UCBH Holdings, Inc. ...........          691         20,039
Union Planters Corp. ..........        2,884        116,802
United Bankshares, Inc. .......        1,548         42,106
U.S. Bancorp...................       39,994        711,093
Wells Fargo Co. ...............       36,004      1,422,158
Westamerica Bankcorp...........        1,405         51,339
Whitney Holding Corp. .........          980         38,475
Wilmington Trust Corp. ........        1,284         72,931
Zions Bancorp..................        1,996         95,648
                                               ------------
                                                 11,662,891
                                               ------------
BANKS--SAVINGS & LOANS (0.2%)
American Financial Holdings,
 Inc. .........................          863         21,903
Anchor Bancorp Wisconsin,
 Inc. .........................          897         14,128
Charter One Financial, Inc. ...        4,602        125,404

                                      SHARES          VALUE
                                   -------------------------
BANKS--SAVINGS & LOANS (CONTINUED)
Downey Financial Corp. ........        1,052   $     36,967
FirstFed Financial Corp. (a)...          675         15,012
Golden West Financial Corp. ...        3,325        161,595
MAF Bancorp, Inc. .............          820         22,960
Staten Island Bancorp, Inc. ...        1,239         35,857
Washington Federal Inc. .......        2,149         48,675
Washington Mutual, Inc. .......       18,279        551,843
                                               ------------
                                                  1,034,344
                                               ------------
BEVERAGES--ALCOHOLIC (0.2%)
Anheuser-Busch Companies,
 Inc. .........................       18,779        782,333
Brown-Forman Corp. Class B.....        1,414         84,048
Constellation Brands Inc. Class
 A (a).........................        1,565         64,228
Coors (Adolph) Co. Class B.....          775         38,556
                                               ------------
                                                    969,165
                                               ------------
BEVERAGES--SOFT DRINKS (1.0%)
Coca-Cola Bottling Co.
 Consolidated..................          342         13,082
Coca-Cola Co. (The)............       52,158      2,497,325
Coca-Cola Enterprises Inc. ....        9,341        171,407
Pepsi Bottling Group, Inc.
 (The).........................        3,000        139,440
PepsiCo, Inc. .................       37,078      1,806,069
                                               ------------
                                                  4,627,323
                                               ------------
BIOTECHNOLOGY (0.4%)
Advanced Tissue Sciences, Inc.
 (a)...........................        2,512         11,279
Arqule, Inc. (a)...............          654          6,017
Bio-Technology General Corp.
 (a)...........................        2,147         15,351
Cephalon Inc. (a)..............        1,803        113,679
COR Therapeutics, Inc. (a).....        2,159         48,642
Enzo Biochem, Inc. (a).........          958         19,658
Genzyme Corp. (a)..............        7,550        407,323
Gilead Sciences, Inc. (a)......        3,732        234,743
IDEC Pharmaceuticals Corp.
 (a)...........................        5,816        348,727
IDEXX Laboratories, Inc. (a)...        1,195         30,114
Incyte Genomics, Inc. (a)......        2,545         37,921
Millennium Pharmaceuticals
 (a)...........................        8,582        218,498
Organogenesis Inc. (a).........        1,350          5,238
Protein Design Labs, Inc.
 (a)...........................        3,436        113,422
Regeneron Pharmaceuticals, Inc.
 (a)...........................        1,623         35,868
Techne Corp. (a)...............        1,545         46,566
Vertex Pharmaceuticals Inc.
 (a)...........................        2,910         71,295
                                               ------------
                                                  1,764,341
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
BROADCAST/MEDIA (0.3%)
Clear Channel Communications,
 Inc. (a)......................       12,331   $    470,058
Comcast Corp. Special
 Class A (a)...................       19,804        709,775
Emmis Communications Corp.
 Class A (a)...................        1,864         25,257
Entercom Communications Corp.
 (a)...........................        1,794         60,458
Hispanic Broadcasting Corp.
 (a)...........................        4,319         72,386
Univision Communications Inc.
 Class A (a)...................        4,400        110,000
Westwood One, Inc. (a).........        4,255        101,227
                                               ------------
                                                  1,549,161
                                               ------------
BUILDING MATERIALS (0.1%)
Apogee Enterprises, Inc. ......        1,089         15,202
Elcor Corp. ...................          752         17,634
Granite Construction Inc. .....        1,624         40,438
Lennox International, Inc. ....        2,173         19,492
Martin Marietta Materials,
 Inc. .........................        1,855         74,051
Masco Corp. ...................        9,695        192,252
Quanta Services, Inc. (a)......        2,354         35,781
Sherwin-Williams Co. (The).....        3,255         79,292
Simpson Manufacturing Co.,
 Inc. .........................          470         24,158
Universal Forest Products,
 Inc. .........................          782         13,286
Vulcan Materials Co. ..........        2,163         89,916
                                               ------------
                                                    601,502
                                               ------------
CHEMICALS (0.6%)
Air Products & Chemicals,
 Inc. .........................        4,781        191,431
Airgas, Inc. (a)...............        2,688         36,154
Albemarle Corp. ...............        1,818         36,251
Cabot Corp. ...................        2,575         86,262
Chemfirst Inc. ................          580         11,844
Crompton Corp. ................        4,469         32,400
Cytec Industries, Inc. (a).....        1,594         38,144
Dow Chemical Co. (The).........       18,850        626,763
E.I. du Pont de Nemours &
 Co. ..........................       21,915        876,381
Eastman Chemical Co. ..........        1,634         56,063
Ferro Corp. ...................        1,357         29,854
Georgia Gulf Corp. ............        1,232         21,893
H.B. Fuller Co. ...............          560         28,801
Hercules, Inc. (a).............        2,144         16,209
IMC Global, Inc. ..............        4,553         48,945
Lubrizol Corp. ................        2,018         56,786
Lyondell Chemical Co. .........        4,663         62,065
Minerals Technologies Inc. ....          804         32,884
Mississippi Chemical Corp.
 (a)...........................        1,023          2,230
Olin Corp. ....................        1,745         26,140
Praxair, Inc. .................        3,406        160,695
Rohm & Haas Co. ...............        4,650        150,985

                                      SHARES          VALUE
                                   -------------------------
CHEMICALS (CONTINUED)
RPM, Inc. .....................        4,054   $     49,256
Schulman (A.), Inc. ...........        1,157         13,768
Solutia, Inc. .................        4,102         49,224
Valspar Corp. (The)............        1,927         64,689
                                               ------------
                                                  2,806,117
                                               ------------
CHEMICALS--DIVERSIFIED (0.1%)
Avery Dennison Corp. ..........        2,384        110,379
Englehard Corp. ...............        2,688         70,372
FMC Corp. (a)..................          677         32,130
Jabil Circuit Inc. (a).........        4,000         84,800
Penford Corp. .................          292          3,122
PPG Industries, Inc. ..........        3,548        173,249
                                               ------------
                                                    474,052
                                               ------------
CHEMICALS--SPECIALTY (0.1%)
Arch Chemicals, Inc. ..........          866         17,311
Cambrex Corp. .................          930         34,410
Great Lakes Chemical Corp. ....        1,113         23,607
MacDermid, Inc. ...............        1,220         16,616
Material Sciences Corp. (a)....          559          5,501
OM Group, Inc. ................          892         54,011
Omnova Solutions Inc. (a)......        1,550          9,347
PolyOne Corp. .................        3,415         29,198
Quaker Chemical Corp. .........          346          6,432
Sigma-Aldrich Corp. ...........        1,585         59,469
                                               ------------
                                                    255,902
                                               ------------
COMMERCIAL & CONSUMER SERVICES (0.4%)
Aaron Rents, Inc. .............          777         13,559
Angelica Corp. ................          336          3,091
Apollo Group Inc. Class A
 (a)...........................        4,594        186,746
Arbitron Inc. (a)..............        1,087         29,349
Banta Corp. ...................          974         28,295
Bisys Group, Inc. (The) (a)....        2,272        118,189
Central Parking Corp. .........        1,422         21,614
Ceridian Corp. (a).............        5,777         95,263
Cerner Corp. (a)...............        1,298         69,768
CheckFree Corp. (a)............        3,024         42,578
Chemed Corp. ..................          392         11,113
Choicepoint Inc. (a)...........        2,416        103,356
Copart, Inc. (a)...............        2,059         60,432
Corinthian Colleges, Inc.
 (a)...........................          800         29,224
Covanta Energy Corp. (a).......        1,969         25,636
CPI Corp. .....................          297          4,752
CSG Systems International, Inc.
 (a)...........................        2,082         65,083
DeVry, Inc. (a)................        2,765         74,517
DST Systems, Inc. (a)..........        4,834        197,952
Dun & Bradstreet Corp. (The)
 (a)...........................        3,179         99,376
Dycom Industries, Inc. (a).....        1,669         19,945
Education Management Corp.
 (a)...........................        1,200         41,400
F.Y.I. Inc. (a)................          629         22,613
G&K Services, Inc. Class A.....          804         22,198

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
COMMERCIAL & CONSUMER SERVICES (CONTINUED)
Insurance Auto Auctions, Inc.
 (a)...........................          459   $      6,665
ITT Educational Services Inc.
 (a)...........................          862         32,799
Jacobs Engineering Group Inc.
 (a)...........................        1,049         68,751
Kelly Services, Inc. Class A...        1,417         30,154
Korn/Ferry International (a)...        1,486         10,699
Kroll Inc. (a).................          873         13,968
Manpower, Inc. ................        3,004         85,794
Memberworks, Inc. (a)..........          603          5,427
Modis Professional Services,
 Inc. (a)......................        3,828         20,059
Pegasus Systems, Inc. (a)......          965          9,891
Pittston Brink's Group.........        2,054         39,540
Powerwave Technologies, Inc.
 (a)...........................        2,507         38,357
Pre-paid Legal Services, Inc.
 (a)...........................          885         13,496
Price Communications Corp.
 (a)...........................        2,203         39,984
Profit Recovery Group
 International Inc. (The)
 (a)...........................        1,878         12,958
Regis Corp. ...................        1,506         32,018
Rollins, Inc. .................        1,191         19,354
StarTek, Inc. (a)..............          549          9,256
Sylvan Learning Systems, Inc.
 (a)...........................        1,479         33,130
United Rentals, Inc. (a).......        2,788         50,881
Valassis Communications, Inc.
 (a)...........................        2,124         66,269
Viad Corp. ....................        3,470         67,665
                                               ------------
                                                  2,093,164
                                               ------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (1.2%)
ADC Telecommunications, Inc.
 (a)...........................       16,372         74,493
Adtran, Inc. (a)...............        1,565         36,308
Advanced Fibre Communications,
 Inc. (a)......................        3,199         59,597
Allen Telecom Inc. (a).........        1,095          8,212
Andrew Corp. (a)...............        1,751         31,816
Anixter International Inc.
 (a)...........................        1,338         33,182
Aspect Communication Corp.
 (a)...........................        2,006          4,493
Audiovox Corp. Class A (a).....          883          6,755
Avaya Inc. (a).................        5,887         52,571
Bel Fuse Inc. Class B..........          415          8,445
Brightpoint, Inc. (a)..........        2,179          8,019
Brooktrout Inc. (a)............          483          1,879
Cable Design Technologies Corp.
 (a)...........................        1,713         21,892
CIENA Corp. (a)................        6,900        112,194
Cisco Systems, Inc. (a)........      153,542      2,597,931
CommScope, Inc. (a)............        2,032         39,726
Comverse Technology, Inc. (a)..        3,925         73,829
Corning, Inc. (a)..............       19,311        155,647
Davox Corp. (a)................          501          4,439

                                      SHARES          VALUE
                                 -------------------------

COMMUNICATIONS--EQUIPMENT MANUFACTURERS (CONTINUED)
DMC Stratex Networks, Inc.
 (a)...........................        2,887   $     15,734
Harmonic, Inc. (a).............        2,171         17,520
Harris Corp. ..................        2,611         89,505
Inter-Tel, Inc. ...............          893         13,556
JDS Uniphase Corp. (a).........       27,149        216,920
L-3 Communication Holdings,
 Inc. (a)......................        1,508        131,000
Lucent Technologies Inc. (a)...       71,453        478,735
Network Appliance, Inc. (a)....        6,689         88,964
Nortel Networks Corp. (a)......       66,925        388,834
Plantronics, Inc. (a)..........        1,950         40,521
Polycom, Inc. (a)..............        3,242         97,195
Proxim, Inc. (a)...............        1,054          7,136
QUALCOMM, Inc. (a).............       15,896        779,699
SBS Technologies, Inc. (a).....          600          9,210
Scientific-Atlanta, Inc. ......        3,282         68,495
Symmertricom, Inc. (a).........          919          5,146
Tellabs, Inc. (a)..............        8,607        117,486
ViaSat, Inc. (a)...............          860         12,737
                                               ------------
                                                  5,909,821
                                               ------------
COMPUTER SOFTWARE & SERVICES (3.2%)
Adobe Systems Inc. ............        5,012        132,317
Advent Software, Inc. (a)......        1,318         50,835
Affiliated Computer Services,
 Inc. Class A (a)..............        2,270        199,874
American Management Systems,
 Inc. (a)......................        1,625         21,418
Ascential Software Corp. (a)...       11,094         41,935
Aspen Technology, Inc. (a).....        1,163         15,410
Autodesk, Inc. ................        1,114         37,007
Automatic Data Processing,
 Inc. .........................       13,124        677,986
Avant! Corp. (a)...............        1,504         15,205
Avid Technology, Inc. (a)......          994          8,926
Aware, Inc. (a)................          884          4,084
Barra, Inc. (a)................          767         35,474
BMC Software, Inc. (a).........        5,087         76,661
Candence Design Systems, Inc.
 (a)...........................        9,749        206,094
Captaris Inc. (a)..............        1,202          2,488
Carreker Corp. (a).............          815          3,236
Catapult Communications Corp.
 (a)...........................          500         11,325
Citrix Systems, Inc. (a).......        3,820         89,388
Computer Associates
 International, Inc. ..........       12,082        373,575
Computer Sciences Corp. (a)....        3,590        128,917
Compuware Corp. (a)............        7,747         79,639
Concord Communications, Inc.
 (a)...........................          645          9,449
Concord EFS, Inc. (a)..........       10,200        279,174
Dendrite International, Inc.
 (a)...........................        1,564         15,515
Electronic Arts Inc. (a).......        5,183        266,717

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Electronic Data Systems
 Corp. ........................        9,837   $    633,208
Epresence Inc. (a).............          926          2,750
Equifax Inc. ..................        3,027         67,684

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                   -------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Fair, Isaac and Co., Inc. .....          826   $     39,276
Filenet Corp. (a)..............        1,353         19,713
First Data Corp. ..............        8,227        555,898
Fiserv, Inc. (a)...............        3,900        145,041
Gartner Inc. Class B (a).......        3,427         30,500
HNC Software Inc. (a)..........        1,260         21,798
Hyperion Solutions Corp. (a)...        1,295         19,425
Intuit Inc. (a)................        4,300        172,946
Investment Technology Group,
 Inc. (a)......................        1,250         80,512
Jack Henry & Associates,
 Inc. .........................        3,497         86,236
Keane, Inc. (a)................        2,734         38,713
Kronos Inc. (a)................          455         26,112
Legato Systems, Inc. (a).......        3,464         29,063
Macromedia, Inc. (a)...........        2,333         34,902
Macrovision Corp. (a)..........        1,968         48,432
MapInfo Corp. (a)..............          566          5,134
Mercury Interactive Corp.
 (a)...........................        1,708         40,685
Microsoft Corp. (a)............      112,988      6,570,252
MRO Software, Inc. (a).........          864         11,405
Network Associates, Inc. (a)...        5,459        104,813
Novell, Inc. (a)...............        7,022         24,858
Oracle Corp. (a)...............      117,800      1,597,368
Parametric Technology Corp.
 (a)...........................        5,837         40,917
Paychex, Inc. .................        7,819        250,677
PC-Tel, Inc. (a)...............          727          5,540
PeopleSoft, Inc. (a)...........        6,124        182,311
Phoenix Technologies Ltd.
 (a)...........................          984          9,004
Progress Software Corp. (a)....        1,383         20,455
QRS Corp. (a)..................          573          5,558
Radiant Systems, Inc. (a)......        1,084          7,165
RadiSys Corp. (a)..............          678          9,336
Rational Software Corp. (a)....        8,061        105,760
Retek Inc. (a).................        1,898         38,567
Roxio, Inc. (a)................          600          7,698
RSA Security, Inc. (a).........        2,254         27,138
Sabre Holdings Corp. (a).......        2,783         73,193
Sapient Corp. (a)..............        2,480         10,689
SCM Microsystems, Inc. (a).....          593          4,803
Siebel Systems, Inc. (a).......        9,547        155,903
SPSS Inc. (a)..................          533          9,189
SunGard Data Systems Inc. (a)..       10,544        265,709
Sybase, Inc. (a)...............        3,933         53,489
Sykes Enterprises, Inc. (a)....        1,605         15,472
Symantec Corp. (a).............        3,000        164,970
Synopsys, Inc. (a).............        2,409        113,223
Systems & Computer Technology
 Corp. (a).....................        1,277         15,643
Take-Two Interactive Software,
 Inc. (a)......................        1,300         18,109
THQ, Inc. (a)..................          790         39,342
Titan Corp. (The) (a)..........        2,413         63,052
Transaction Systems Architects,
 Inc. (a)......................        1,441         14,007
VERITAS Software Corp. (a).....        8,384        237,938

                                    SHARES          VALUE
                                   -------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Verity, Inc. (a)...............        1,322   $     14,040
Visual Networks, Inc. (a)......        1,216          2,286
Wind River Systems, Inc. (a)...        3,090         44,311
Yahoo! Inc. (a)................       11,610        126,317
ZixIt Corp. (a)................          649          5,432
                                               ------------
                                                 15,346,616
                                               ------------
COMPUTER SYSTEMS (1.7%)
Analysts International
 Corp. ........................          885          2,389
Apple Computer, Inc. (a).......        7,335        128,803
Bell Microproducts, Inc. (a)...          611          5,468
CACI International Inc. Class A
 (a)...........................          442         27,497
CIBER, Inc. (a)................        2,332         15,624
Compaq Computer Corp. .........       35,498        310,608
Computer Task Group, Inc. (a)..          817          2,247
Dell Computer Corp. (a)........       54,585      1,308,948
EMC Corp. (a)..................       46,284        570,219
Gateway Inc. (a)...............        6,777         38,290
Gerber Scientific, Inc. .......          862          9,473
Hewlett-Packard Co. ...........       40,718        685,284
International Business Machines
 Corp. ........................       36,500      3,944,555
Intervoice-Brite, Inc. (a).....        1,289         16,061
Lexmark International, Inc.
 (a)...........................        2,737        122,481
NCR Corp. (a)..................        2,034         72,105
Palm, Inc. (a).................       11,909         29,296
Sun Microsystems, Inc. (a).....       68,250        692,738
Unisys Corp. (a)...............        6,572         58,688
                                               ------------
                                                  8,040,774
                                               ------------
COMPUTERS--HARDWARE (0.1%)
Auspex Systems, Inc. (a).......        1,758          3,164
Avocent Corp. (a)..............        1,732         32,319
Cabot Microelectronics Corp.
 (a)...........................          945         62,635
Credence Systems Corp. (a).....        2,348         31,933
Enterasys Networks, Inc. (a)...        7,394         58,856
FEI Co. (a)....................        1,242         33,509
InFocus Corp. (a)..............        1,526         29,543
Mentor Graphics Corp. (a)......        2,561         48,557
National Instruments Corp.
 (a)...........................        2,011         57,937
Quantum Corp. DLT & Storage
 Systems (a)...................        5,996         50,546
SanDisk Corp. (a)..............        2,670         29,210
Storage Technology Corp. (a)...        4,124         77,408
3Com Corp. (a).................       13,495         55,869
                                               ------------
                                                    571,486
                                               ------------
COMPUTERS--NETWORKING (0.0%) (B)
Digi International Inc. (a)....          595          2,695
Network Equipment Technology,
 Inc. (a)......................          855          2,129
Standard Microsystems Corp.
 (a)...........................          626          6,260
                                               ------------
                                                     11,084
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -------------------------
COMPUTERS--PERIPHERAL (0.0%) (B)
Hutchinson Technology Inc.
 (a)...........................          974   $     17,707
MICROS Systems, Inc. (a).......          679         14,660
NYFIX, Inc. (a)................          979         17,426
Rainbow Technologies, Inc.
 (a)...........................        1,001          4,014
Read-Rite Corp. (a)............        4,438         22,101
                                               ------------
                                                     75,908
                                               ------------
CONGLOMERATES (0.0%) (B)
Textron, Inc. .................        2,974         94,127
                                               ------------
CONSTRUCTION & HOUSING (0.0%) (B)
Florida Rock Industries,
 Inc. .........................        1,017         28,680
Texas Industries Inc. .........          812         24,441
                                               ------------
                                                     53,121
                                               ------------
CONSUMER FINANCE (0.0%) (B)
Cash America International,
 Inc. .........................          995          7,960
                                               ------------
CONSUMER PRODUCTS (0.1%)
Action Performance Cos., Inc.
 (a)...........................          641         16,801
A.T. Cross Co. Class A (a).....          667          3,635
Blyth, Inc. ...................        1,867         36,351
Church & Dwight Co., Inc. .....        1,530         39,780
Department 56, Inc. (a)........          525          3,675
Dial Corp. (The)...............        3,765         62,800
Energizer Holdings, Inc. (a)...        3,637         59,974
Enesco Group Inc. .............          528          2,519
Fossil, Inc. (a)...............        1,091         19,791
Franklin Covey Co. (a).........          808          2,860
Lancaster Colony Corp. ........        1,495         46,584
Perrigo Co. (a)................        2,914         43,098
Russ Berrie & Co., Inc. .......          778         20,399
                                               ------------
                                                    358,267
                                               ------------
CONTAINERS--METAL & GLASS (0.0%) (B)
Ball Corp. ....................          625         38,462
Mobile Mini, Inc. (a)..........          400         12,472
                                               ------------
                                                     50,934
                                               ------------
CONTAINERS--PAPER (0.0%) (B)
Bemis Co., Inc. ...............        1,170         50,626
Pactiv Corp. (a)...............        3,583         58,045
Temple-Inland, Inc. ...........        1,046         52,289
                                               ------------
                                                    160,960
                                               ------------
COSMETICS/PERSONAL CARE (0.2%)
Alberto-Culver Co. Class B.....        1,181         49,897
Avon Products, Inc. ...........        4,999        234,103
Gillette Co. (The).............       22,160        688,955
International Flavors &
 Fragrances Inc. ..............        1,969         56,136
Nature's Sunshine Products,
 Inc. .........................          648          7,484
NBTY, Inc. (a).................        2,433         20,754
                                               ------------
                                                  1,057,329
                                               ------------

                                    SHARES          VALUE
                                   -------------------------
DATA PROCESSING SERVICES (0.0%) (B)
Factset Research Systems
 Inc. .........................        1,202   $     29,749
Global Payments Inc. ..........        1,349         40,403
National Data Corp. ...........        1,220         42,944
                                               ------------
                                                    113,096
                                               ------------
ELECTRIC POWER COMPANIES (1.4%)
Allegheny Energy, Inc. ........        2,600         95,030
Allete.........................        3,241         71,302
Alliant Energy Corp. ..........        3,134         92,140
Ameren Corp. ..................        2,906        116,531
American Electric Power Co.,
 Inc. .........................        6,861        287,476
Avista Corp. ..................        1,846         22,134
Black Hills Corp. .............        1,029         28,256
Central Vermont Public Service
 Corp. ........................          451          7,811
CH Energy Group, Inc. .........          595         23,782
Cinergy Corp. .................        3,432        103,578
Cleco Corp. ...................        1,784         35,876
CMS Energy Corp. ..............        2,752         59,196
Conectiv.......................        3,514         82,930
Consolidated Edison, Inc. .....        4,512        178,179
Constellation Energy Group,
 Inc. .........................        3,446         77,087
Dominion Resources, Inc. ......        5,162        315,501
DPL Inc. ......................        4,992        114,816
DQE, Inc. .....................        2,218         41,477
DTE Energy Co. ................        3,483        145,206
Duke Energy Corp. .............       16,176        621,320
Edison International Inc.
 (a)...........................        6,938         98,589
Energy East Corp. .............        4,588         86,346
Entergy Corp. .................        4,586        178,166
Exelon Corp. ..................        6,736        283,384
FirstEnergy Corp. .............        4,722        162,720
FPL Group, Inc. ...............        3,670        194,877
GPU, Inc. (a)..................        2,628        104,200
Great Plains Energy Inc. ......        2,453         58,529
Green Mountain Power Corp. ....          217          3,563
Hawaiian Electric Industries,
 Inc. .........................        1,302         48,460
IDACORP, Inc. .................        1,484         56,392
Mirant Corp. (a)...............        7,152        185,952
Montana Power Co. (a)..........        4,191         24,978
Niagara Mohawk Holdings, Inc.
 (a)...........................        3,312         59,351
Northeast Utilities............        5,697        100,552
Northwestern Corp. ............          905         17,421
NSTAR..........................        2,103         86,475
OGE Energy Corp. ..............        3,088         66,886
PG&E Corp. (a).................        8,203        148,146
Pinnacle West Capital Corp. ...        1,856         78,230
Potomac Electric Power Co. ....        4,294         91,935
PPL Corp. .....................        3,033        103,577
Progress Energy Inc. ..........        4,587        193,434
Public Service Company of New
 Mexico........................        1,552         38,024

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                   -------------------------
ELECTRIC POWER COMPANIES (CONTINUED)
Public Service Enterprise
 Group, Inc. ..................        4,333   $    170,547
Puget Energy, Inc. ............        3,397         64,781
Reliant Energy, Inc. ..........        6,246        174,576
RGS Energy Group Inc. .........        1,289         49,433
SCANA Corp. ...................        4,154        106,966
Sierra Pacific Resources.......        3,903         56,633
Southern Co. (The).............       14,216        339,762
TXU Corp. .....................        5,420        248,453
UIL Holdings Corp. ............          521         25,711
UniSource Energy Corp. ........        1,269         19,999
UtiliCorp United Inc. .........        4,480        132,742
Western Resources, Inc. .......        2,776         45,471
Wisconsin Energy Corp. ........        4,645        103,166
Xcel Energy Inc. ..............        7,217        204,097
                                               ------------
                                                  6,732,152
                                               ------------
ELECTRICAL EQUIPMENT (1.9%)
American Power Conversion Corp.
 (a)...........................        4,074         52,432
A.O. Smith Corp. ..............          922         14,568
APW Ltd. (a)...................        1,535          4,129
Artesyn Technologies, Inc.
 (a)...........................        1,491         10,750
Baldor Electric Co. ...........        1,318         25,068
BEI Technologies, Inc. ........          500          8,050
Belden Inc. ...................          956         19,130
Benchmark Electronics, Inc.
 (a)...........................          765         13,043
Black Box Corp. (a)............          697         31,386
C&D Technologies, Inc. ........          974         20,181
C-COR.net Corp. (a)............        1,265          8,665
Checkpoint Systems, Inc. (a)...        1,186         12,406
Cohu, Inc. ....................          793         13,838
Cooper Industries, Inc. .......        1,946         75,310
Electro Scientific Industries,
 Inc. (a)......................        1,054         24,843
Emerson Electric Co. ..........        9,023        442,307
General Electric Co. (c).......      208,482      7,590,830
Grainger (W.W.), Inc. .........        1,928         83,482
Harman International
 Industries, Inc. .............        1,194         39,462
Itron, Inc. (a)................          600         16,836
MagneTek, Inc. (a).............          876          7,577
Molex, Inc. ...................        4,164        120,465
Park Electrochemical Corp. ....          723         16,159
Power-One, Inc. (a)............        1,600         12,656
Sanmina Corp. (a)..............        6,676        101,075
SLI, Inc. .....................        1,359          3,398
Solectron Corp. (a)............       13,484        165,853
Stratos Lightwave, Inc. (a)....        2,114          8,667
Symbol Technologies, Inc. .....        4,650         59,752
Technitrol, Inc. ..............        1,253         31,175
Thomas & Betts Corp. (a).......        1,103         20,030
Three-Five Systems, Inc. (a)...          843         13,075
Vicor Corp. (a)................        1,656         25,519
Watsco Inc. ...................        1,040         13,510
                                               ------------
                                                  9,105,627
                                               ------------

                                    SHARES          VALUE
                                   -------------------------
ELECTRONICS--COMPONENTS (0.5%)
Arrow Electronics, Inc. (a)....        3,895   $     95,233
Atmel Corp. (a)................       18,294        145,437
Avnet, Inc. ...................        4,596         94,816
Cirrus Logic, Inc. (a).........        2,911         32,399
Cypress Semiconductor Corp.
 (a)...........................        5,010         98,948
DSP Group, Inc. (a)............        1,074         22,554
Hubbell Inc. Class B...........        2,353         64,284
Integrated Device Technology,
 Inc. (a)......................        4,238        118,028
International Rectifier Corp.
 (a)...........................        2,471         86,757
KEMET Corp. (a)................        3,475         62,133
Lam Research Corp. (a).........        4,862         92,184
Lattice Semiconductor Corp.
 (a)...........................        4,259         74,533
LTX Corp. (a)..................        1,884         31,011
Micrel, Inc. (a)...............        3,603         90,615
Microchip Technology, Inc.
 (a)...........................        5,169        161,376
MIPS Technologies, Inc. (a)....        1,539         13,435
Newport Corp. .................        1,419         22,122
NVIDIA Corp. (a)...............        5,514        236,330
Pioneer-Standard Electronics,
 Inc. .........................        1,079          9,592
Plexus Corp. (a)...............        1,634         40,850
RF Micro Devices Inc. (a)......        6,469        132,226
Rogers Corp. (a)...............          591         19,592
SCI Systems, Inc. (a)..........        5,788        117,554
Semtech Corp. (a)..............        2,728        102,982
SPX Corp. (a)..................        1,554        154,778
TransSwitch Corp. (a)..........        3,275         10,840
TriQuint Semiconductor, Inc.
 (a)...........................        5,057         89,408
Vishay Intertechnology, Inc.
 (a)...........................        5,470        103,219
Waters Corp. (a)...............        5,128        181,993
                                               ------------
                                                  2,505,229
                                               ------------
ELECTRONICS--DEFENSE (0.1%)
Aeroflex Inc. (a)..............        2,222         32,597
Mercury Computer Systems, Inc.
 (a)...........................          791         37,304
Raytheon Co. ..................        8,113        261,644
                                               ------------
                                                    331,545
                                               ------------
ELECTRONICS--INSTRUMENTATION (0.1%)
Agilent Technologies, Inc.
 (a)...........................        9,604        213,881
Alpha Industries, Inc. (a).....        1,619         37,690
Analogic Corp. ................          504         18,648
AstroPower, Inc. (a)...........          537         20,680
Coherent, Inc. (a).............        1,007         26,685
Keithley Instruments, Inc. ....          623         10,392
Methodone Electronics, Inc.
 Class A.......................        1,399         10,143
PerkinElmer, Inc. .............        2,124         57,157
Photon Dynamics, Inc. (a)......          490         12,985
Tektronix, Inc. (a)............        1,938         38,179
Trimble Navigation Ltd. (a)....          919         16,174
X-Rite, Inc. ..................          835          5,870
                                               ------------
                                                    468,484
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001


COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                   -------------------------
ELECTRONICS--SEMICONDUCTORS (1.9%)
Actel Corp. (a)................          944   $     17,511
Adaptec, Inc. (a)..............        3,586         43,211
Advanced Energy Industries,
 Inc. (a)......................        1,234         24,791
Advanced Micro Devices, Inc.
 (a)...........................        7,192         70,769
Alliance Semiconductor Corp.
 (a)...........................        1,671         13,786
Altera Corp. (a)...............        8,097        163,559
Analog Devices, Inc. (a).......        7,534        286,292
Applied Materials, Inc. (a)....       17,084        582,735
Applied Micro Circuits Corp.
 (a)...........................        6,200         68,386
ATMI, Inc. (a).................        1,182         22,529
Axcelis Technologies, Inc.
 (a)...........................        3,621         47,471
Axt Inc. (a)...................          827          9,031
Broadcom Corp. Class A (a).....        5,460        187,879
Brooks Automation, Inc. (a)....          674         21,757
Conexant Systems, Inc. (a).....        5,097         51,735
Cymer, Inc. (a)................        1,192         24,913
DuPont Photomasks, Inc. (a)....          681         24,543
Elantec Semiconductor, Inc.
 (a)...........................          870         28,440
Electroglas, Inc. (a)..........          814         10,200
ESS Technology, Inc. (a).......        1,553         19,925
Exar Corp. (a).................        1,400         31,556
General Semiconductor, Inc.
 (a)...........................        1,480         15,688
Helix Technology Corp. ........          882         17,093
Intel Corp. ...................      141,081      3,445,198
KLA-Tencor Corp. (a)...........        3,998        163,358
Kopin Corp. (a)................        2,483         31,261
Kulicke and Soffa Industries,
 Inc. (a)......................        1,911         28,990
Linear Technology Corp. .......        6,600        256,080
LSI Logic Corp. (a)............        7,535        127,718
Maxim Integrated Products, Inc.
 (a)...........................        6,871        314,348
Micron Technology, Inc. (a)....       12,438        283,089
Microsemi Corp. (a)............        1,016         35,560
Motorola, Inc. ................       46,027        753,462
National Semiconductor Corp.
 (a)...........................        3,645         94,697
Novellus Systems, Inc. (a).....        2,920         96,448
Pericom Semiconductor Corp.
 (a)...........................          976         13,127
Phototronics, Inc. (a).........        1,161         28,816
PMC-Sierra, Inc. (a)...........        3,500         56,805
Power Integrations, Inc. (a)...        1,079         24,828
QLogic Corp. (a)...............        1,900         74,765
Supertex, Inc. (a).............          485          7,610
Teradyne, Inc. (a).............        3,639         83,879
Texas Instruments, Inc. .......       36,450      1,020,236
Therma-Wave, Inc. (a)..........          900         10,953

                                    SHARES          VALUE
                                   -------------------------
ELECTRONICS--SEMICONDUCTORS (CONTINUED)
Ultratech Stepper, Inc. (a)....          832   $     11,190
Varian Semiconductor Equipment
 Associates, Inc. (a)..........        1,177         35,357
Vitesse Semiconductor Corp.
 (a)...........................        3,800         35,872
Xilinx, Inc. (a)...............        6,959        211,693
                                               ------------
                                                  9,029,140
                                               ------------
EMPLOYMENT SERVICES (0.0%) (B)
Administaff Inc. (a)...........          995         22,378
CDI Corp. (a)..................          747         13,147
Hall, Kinion & Associates, Inc.
 (a)...........................          515          2,621
Heidrick & Struggles
 International, Inc. (a).......          757         11,476
Labor Ready, Inc. (a)..........        1,619          5,764
On Assignment, Inc. (a)........          903         14,638
Spherion Corp. (a).............        2,177         15,674
Volt Information Sciences, Inc.
 (a)...........................          595          6,872
                                               ------------
                                                     92,570
                                               ------------
ENGINEERING & CONSTRUCTION (0.0%) (B)
Butler Manufacturing Co. ......          250          5,825
Fluor Corp. (a)................        1,578         58,733
Foster Wheeler Ltd. ...........        1,595          8,055
Massey Energy Co. .............        2,752         56,416
Shaw Group Inc. (The) (a)......        1,532         42,130
URS Corp. (a)..................          657         14,717
                                               ------------
                                                    185,876
                                               ------------
ENTERTAINMENT (1.1%)
AOL Time Warner, Inc. (a)......       92,971      2,901,625
Viacom, Inc. Class B (a).......       37,340      1,363,283
Walt Disney Co. (The)..........       43,813        814,484
                                               ------------
                                                  5,079,392
                                               ------------
FACILITIES & ENVIRONMENTAL SERVICES (0.0%) (B)
ABM Industries Inc. ...........          900         24,570
Tetra Tech Inc. ...............        1,479         38,277
                                               ------------
                                                     62,847
                                               ------------
FINANCIAL--MISCELLANEOUS (2.8%)
AFLAC Inc. ....................       11,048        270,234
Ambac Financial Group, Inc. ...        2,200        105,600
American Express Co. ..........       27,765        817,124
AmeriCredit Corp. (a)..........        3,263         50,576
Astoria Financial Corp. .......        1,930        100,534
Certegy Inc. (a)...............        2,803         79,886
Citigroup Inc. ................      105,521      4,803,316
Dime Bancorp, Inc. ............        4,498        152,392
Fannie Mae.....................       20,956      1,696,598
Financial Federal Corp. (a)....          600         15,000
Franklin Resources, Inc. ......        5,589        179,407
Freddie Mac....................       14,553        986,984
Golden State Bancorp Inc. .....        5,353        135,752
GreenPoint Financial Corp. ....        4,006        128,392
IndyMac Bancorp Inc. (a).......        2,406         61,786

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -------------------------
FINANCIAL--MISCELLANEOUS (CONTINUED)
Investors Financial Services
 Corp. ........................        1,251   $     66,178
John Hancock Financial
 Services, Inc. ...............        6,500        221,520
MBIA Inc. .....................        3,058        140,852
MBNA Corp. ....................       17,844        492,673
MetLife, Inc. (a)..............       15,700        422,330
Moody's Corp. .................        3,332        115,687
Morgan Stanley Dean Witter &
 Co. ..........................       23,361      1,142,820
Mutual Risk Management Ltd. ...        1,613         14,759
NCO Group, Inc. (a)............        1,016         16,612
Neuberger Berman Inc. .........        2,901        101,187
PMI Group, Inc. (The)..........        1,756         97,370
SEI Investments Co. ...........        4,307        132,440
Sovereign Bancorp, Inc. .......        9,761         96,634
Stilwell Financial, Inc. ......        4,765         95,824
T.Rowe Price Group, Inc. ......        2,597         72,093
USA Education Inc. ............        3,429        279,669
Webster Financial Corp. .......        1,940         58,879
                                               ------------
                                                 13,151,108
                                               ------------
FOOD & BEVERAGES (0.9%)
American Italian Pasta Co.
 Class A (a)...................          637         25,945
Bob Evans Farms, Inc. .........        1,380         25,958
Campbell Soup Co. .............        8,544        241,283
ConAgra Foods, Inc. ...........       11,310        258,999
Dean Foods Co. ................        1,411         63,283
Dole Food Co., Inc. ...........        2,215         45,097
Dreyer's Grand Ice Cream,
 Inc. .........................        1,119         36,591
General Mills, Inc. ...........        5,923        271,984
Hain Celestial Group Inc.
 (a)...........................        1,301         25,656
Heinz (H.J.) Co. ..............        7,310        310,236
Hershey Foods Corp. ...........        2,910        185,454
Hormel Foods Corp. ............        5,496        131,904
International Multifoods
 Corp. ........................          734         15,979
Interstate Bakeries Corp. .....        1,999         47,117
J&J Snack Foods Corp. (a)......          330          7,306
J.M. Smucker Co. (The).........          959         32,079
Kellogg Co. ...................        8,515        259,708
Lance, Inc. ...................        1,148         15,326
McCormick & Co., Inc. .........        2,717        118,896
PepsiAmericas, Inc. ...........        6,162         80,352
Ralcorp Holdings, Inc. (a).....        1,169         22,796
Ralston Purina Co. ............        6,465        211,987
Sara Lee Corp. ................       16,480        367,339
Sensient Technologies Corp. ...        1,935         31,463
Smithfield Foods, Inc. (a).....        3,863         81,316
Suiza Foods Corp. (a)..........        1,077         63,511
Tootsie Roll Industries,
 Inc. .........................        1,992         73,027
Tyson Foods, Inc. Class A......       13,715        134,270
Unilever N.V. (f)..............       12,029        625,267
Wm. Wrigley Jr. Co. ...........        4,692        234,835
                                               ------------
                                                  4,044,964
                                               ------------

                                     SHARES          VALUE
                                   -------------------------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
AmerisourceBergen Corp. (a)....        2,168   $    137,798
Cardinal Health, Inc. .........        9,314        625,063
Fleming Cos, Inc. .............        1,634         39,379
McKesson Corp. ................        5,979        221,163
Nash-Finch Co. ................          450         10,372
Owens & Minor, Inc. ...........        1,296         22,823
Patterson Dental Co. (a).......        2,639        100,282
Performance Food Group Co.
 (a)...........................        1,364         40,088
Priority Healthcare Corp.
 (a)...........................        1,692         48,882
SUPERVALU, Inc. ...............        2,776         59,240
SYSCO Corp. ...................       14,064        339,083
United Natural Foods, Inc.
 (a)...........................          718         14,863
                                               ------------
                                                  1,659,036
                                               ------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ............        8,353        130,223
Homestake Mining Co. ..........        5,567         45,649
Newmont Mining Corp. ..........        4,012         93,078
Placer Dome, Inc. .............        6,931         79,083
Stillwater Mining Co. (a)......        1,408         21,951
                                               ------------
                                                    369,984
                                               ------------
HARDWARE & TOOLS (0.0%) (b)
Black & Decker Corp. (The).....        1,664         55,062
Scotts Co. (The) Class A (a)...        1,066         42,970
Snap-on Inc. ..................        1,210         32,380
Stanley Works (The)............        1,811         69,397
Toro Co. (The).................          493         21,150
WD-40 Co. .....................          604         13,602
                                               ------------
                                                    234,561
                                               ------------
HEALTH CARE--DIVERSIFIED (2.0%)
Abbott Laboratories............       32,504      1,722,062
Allergan, Inc. ................        2,743        196,920
American Home Products
 Corp. ........................       27,576      1,539,568
Bristol-Myers Squibb Co. ......       40,806      2,181,081
Johnson & Johnson..............       63,565      3,681,049
Sierra Health Services, Inc.
 (a)...........................        1,068          7,903
                                               ------------
                                                  9,328,583
                                               ------------
HEALTH CARE--DRUGS (3.0%)
Alpharma Inc. .................        1,500         41,550
Barr Laboratories, Inc. (a)....        1,401        101,993
Forest Laboratories, Inc.
 (a)...........................        3,700        275,206
ICN Pharmaceuticals, Inc. .....        3,158         76,455
IVAX Corp. (a).................        7,903        162,407
King Pharmaceuticals, Inc.
 (a)...........................        4,678        182,395
Lilly (Eli) & Co. .............       23,536      1,800,504
Medicis Pharmaceutical Corp.
 (a)...........................        1,125         64,901
Merck & Co., Inc. .............       48,098      3,069,133
MGI Pharma, Inc. (a)...........          645          8,134
Mylan Laboratories, Inc. ......        4,868        179,483
Noven Pharmaceuticals, Inc.
 (a)...........................          866         18,567
Pfizer, Inc. ..................      132,401      5,547,602

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                   -------------------------
HEALTH CARE--DRUGS (CONTINUED)
Pharmacia Corp. ...............       27,295   $  1,105,993
Schering-Plough Corp. .........       30,686      1,140,906
Sepracor, Inc. (a).............        3,079        146,068
Watson Pharmaceuticals, Inc.
 (a)...........................        2,150        102,512
                                               ------------
                                                 14,023,809
                                               ------------
HEALTH CARE--HMOS (0.2%)
Aetna Inc. ....................        2,994         82,754
Coventry Health Care, Inc.
 (a)...........................        2,414         51,756
Humana, Inc. (a)...............        3,608         41,672
Mid Atlantic Medical Services,
 Inc. (a)......................        1,776         32,945
UnitedHealth Group Inc. (a)....        6,632        436,054
US Oncology, Inc. (a)..........        3,594         18,869
Wellpoint Health Networks Inc.
 (a)...........................        1,356        151,316
                                               ------------
                                                    815,366
                                               ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
HCA Inc. ......................       11,311        448,594
Province Healthcare Co. (a)....        1,139         31,380
Tenet Healthcare Corp. (a).....        6,833        393,034
Universal Health Services, Inc.
 Class B (a)...................        2,182         88,131
                                               ------------
                                                    961,139
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS (0.9%)
Apogent Technologies Inc. (a)..        4,164         97,521
Applera Corp.-Applied
 Biosystems Group..............        4,428        129,209
ArthroCare Corp. (a)...........          865         17,084
Bard (C.R.), Inc. .............        1,069         58,688
Bausch & Lomb Inc. ............        1,076         35,035
Baxter International Inc. .....       12,476        603,464
Beckman Coulter, Inc. .........        2,357        100,102
Becton, Dickinson & Co. .......        5,405        193,499
Biomet, Inc. (a)...............        5,605        170,952
Boston Scientific Corp. (a)....        8,436        191,835
CONMED Corp. (a)...............          901         15,200
Cooper Companies, Inc. ........          530         25,440
Cygnus, Inc. (a)...............        1,058          5,290
Cytyc Corp. (a)................        5,803        152,155
Datascope Corp. ...............          579         19,391
DENTSPLY International,
 Inc. .........................        2,043         91,915
Diagnostic Products Corp. .....        1,017         44,850
Edwards Lifesciences Corp.
 (a)...........................        2,327         59,106
Guidant Corp. (a)..............        6,429        266,868
Haemonetics Corp. (a)..........          922         35,128
Henry Schein, Inc. (a).........        1,657         55,924
Hologic, Inc. (a)..............          606          5,393
Inamed Corp. (a)...............          802         15,278
Invacare Corp. ................        1,112         37,252
Medtronic, Inc. ...............       25,330      1,020,799
Mentor Corp. ..................          927         25,882
Osteotech, Inc. (a)............          547          1,914
PolyMedica Corp. (a)...........          520          8,580

                                    SHARES          VALUE
                                   -------------------------
HEALTH CARE--MEDICAL PRODUCTS (CONTINUED)
Resmed, Inc. (a)...............        1,167   $     65,119
Respironics, Inc. (a)..........        1,103         37,149
Sola International, Inc. (a)...          928         14,829
Spacelabs Medical, Inc. (a)....          374          4,133
St. Jude Medical, Inc. (a).....        1,751        124,321
Steris Corp. (a)...............        2,721         60,950
Stryker Corp. .................        4,100        230,584
SurModics, Inc. (a)............          600         21,474
Sybron Dental Specialties, Inc.
 (a)...........................        1,375         28,187
Syncor International Corp.
 (a)...........................          946         27,434
Theragenics Corp. (a)..........        1,156         10,288
Varian Medical Systems, Inc.
 (a)...........................        1,238         83,070
VISX, Inc. (a).................        2,230         26,202
Vital Signs, Inc. .............          486         13,146
Zimmer Holdings, Inc. (a)......        4,080        126,113
                                               ------------
                                                  4,356,753
                                               ------------
HEALTH CARE--MISCELLANEOUS (0.5%)
Amgen Inc. (a).................       21,925      1,245,778
Biogen, Inc. (a)...............        3,134        172,370
Chiron Corp. (a)...............        4,000        215,280
HEALTHSOUTH Corp. (a)..........        8,228        107,129
Immunex Corp. (a)..............       11,188        267,281
Manor Care, Inc. (a)...........        2,167         50,621
MedImmune, Inc. (a)............        4,490        176,188
Quintiles Transnational Corp.
 (a)...........................        2,459         39,000
                                               ------------
                                                  2,273,647
                                               ------------
HEALTH CARE--SERVICES (0.4%)
Accredo Health, Inc. (a).......          940         32,073
AdvancePCS, Inc. (a)...........        1,513         91,945
Apria Healthcare Group, Inc.
 (a)...........................        2,085         47,955
Covance Inc. (a)...............        2,293         42,077
Cryolife, Inc. (a).............          683         22,402
Curative Health Services, Inc.
 (a)...........................          308          4,284
Express Scripts, Inc. (a)......        3,076        125,931
First Health Group Corp. (a)...        3,849        103,923
Health Management Associates,
 Inc. (a)......................        9,661        188,293
Health Net Inc. (a)............        4,857        106,611
Hooper Holmes, Inc. ...........        2,586         17,714
IMPATH Inc. (a)................          613         22,601
LifePoint Hospitals, Inc.
 (a)...........................        1,500         46,770
Lincare Holdings Inc. (a)......        4,227        108,634
MAXIMUS, Inc. (a)..............          779         32,033
Omnicare, Inc. ................        3,654         72,642
Orthodontic Centers of America,
 Inc. (a)......................        1,833         46,247
Oxford Health Plans, Inc.
 (a)...........................        3,899         91,860
PacifiCare Health Systems, Inc.
 (a)...........................        1,355         22,439
Parexel International Corp.
 (a)...........................          963         14,378

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS


COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                   -------------------------
HEALTH CARE--SERVICES (CONTINUED)
Pediatrix Medical Group, Inc.
 (a)...........................          872   $     25,323
Pharmaceutical Product
 Development, Inc. (a).........        1,923         51,286
Quest Diagnostics, Inc. (a)....        3,705        242,233
RehabCare Group, Inc. (a)......          616         15,646
Renal Care Group, Inc. (a).....        1,726         54,196
Triad Hospitals, Inc. (a)......        2,766         74,405
Trigon Healthcare Inc. (a).....        1,435         88,095
                                               ------------
                                                  1,791,996
                                               ------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Inc. ..................          847         26,520
Dana Corp. ....................        3,223         34,647
Eaton Corp. ...................        1,494         97,767
Navistar International Corp.
 (a)...........................        1,251         37,530
Oshkosh Truck Corp. ...........          653         25,010
PACCAR Inc. ...................        1,642         86,731
Titan International, Inc. .....          812          4,068
Wabash National Corp. .........          900          6,615
                                               ------------
                                                    318,888
                                               ------------
HOMEBUILDING (0.1%)
Centex Corp. ..................        1,233         47,175
Champion Enterprises, Inc.
 (a)...........................        1,850         16,299
Clayton Homes, Inc. ...........        5,460         76,440
D.R. Horton, Inc. .............        2,819         63,005
Fleetwood Enterprises, Inc. ...        1,282         12,846
KB Home........................          950         28,072
Lennar Corp. ..................        2,502         90,723
MDC Holdings, Inc. ............          901         24,030
NVR, Inc. (a)..................          304         48,123
Pulte Homes, Inc. .............        1,263         41,047
Ryland Group Inc., (The).......          518         27,713
Skyline Corp. .................          328          8,331
Standard Pacific Corp. ........        1,173         21,407
Toll Brothers, Inc. (a)........        1,327         41,349
                                               ------------
                                                    546,560
                                               ------------
HOTEL/MOTEL (0.1%)
Carnival Corp. ................       12,255        266,914
Harrah's Entertainment, Inc.
 (a)...........................        2,525         73,553
Hilton Hotels Corp. ...........        7,821         66,947
Marcus Corp. (The).............        1,141         14,491
Marriott International, Inc.
 Class A.......................        5,117        160,316
Prime Hospitality Corp. (a)....        1,762         16,175
Starwood Hotels & Resorts
 Worldwide, Inc. ..............        4,100         90,364
                                               ------------
                                                    688,760
                                               ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Bassett Furniture Industries,
 Inc. .........................          461          6,615
Ethan Allen Interiors Inc. ....        1,469         47,023
Fedders Corp. .................        1,251          2,965

                                    SHARES          VALUE
                                   -------------------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (CONTINUED)
La-Z-Boy Inc. .................        2,246   $     40,069
Leggett & Platt, Inc. .........        4,191         90,819
Maytag Corp. ..................        1,631         45,472
Whirlpool Corp. ...............        1,360         80,267
                                               ------------
                                                    313,230
                                               ------------
HOUSEHOLD PRODUCTS (0.7%)
Clorox Co. (The)...............        5,022        179,285
Colgate-Palmolive Co. .........       11,720        674,135
Kimberly-Clark Corp. ..........       11,139        618,326
Procter & Gamble Co. (The).....       27,153      2,003,348
                                               ------------
                                                  3,475,094
                                               ------------
HOUSEWARES (0.1%)
Applica Inc. (a)...............          902          6,675
Fortune Brands, Inc. ..........        3,254        119,910
Libbey Inc. ...................          597         18,746
National Presto Industries,
 Inc. .........................          271          7,412
Newell Rubbermaid, Inc. .......        5,666        156,608
Royal Appliance Manufacturing
 Co. (a).......................          555          2,636
Salton, Inc. (a)...............          466          4,865
Tupperware Corp. ..............        1,216         24,794
                                               ------------
                                                    341,646
                                               ------------
INSURANCE BROKERS (0.2%)
Aon Corp. .....................        5,452        207,394
Hilb, Rogal and Hamilton Co. ..          519         30,066
Marsh & McLennan Cos., Inc. ...        5,798        560,956
                                               ------------
                                                    798,416
                                               ------------
INSURANCE--LIFE (0.1%)
Conseco, Inc. (a)..............        6,902         20,637
Delphi Financial Group,
 Inc. .........................          792         24,077
Jefferson-Pilot Corp. .........        3,213        132,857
Lincoln National Corp. ........        3,916        165,842
Stancorp Financial Group,
 Inc. .........................        1,592         70,685
Torchmark Corp. ...............        2,658         98,426
UNUMProvident Corp. ...........        5,100        114,393
                                               ------------
                                                    626,917
                                               ------------
INSURANCE--MULTI-LINE (1.2%)
Allamerica Financial Corp. ....        2,080         81,120
American International Group,
 Inc. .........................       54,995      4,322,607
CIGNA Corp. ...................        3,176        231,530
Everest Re Group Ltd. .........        1,818        121,533
Fidelity National Financial,
 Inc. .........................        3,393         78,073
Gallagher (Arthur J.) & Co. ...        3,180        116,197
Hartford Financial Services
 Group, Inc. (The).............        4,952        267,408
HCC Insurance Holdings,
 Inc. .........................        2,328         63,997
Horace Mann Educators Corp. ...        1,607         30,453
Leucadia National Corp. .......        2,193         63,553
MONY Group Inc. (The)..........        1,985         59,887
Ohio Casualty Corp. (a)........        2,383         36,341

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001


COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                   -------------------------
INSURANCE--MULTI-LINE (CONTINUED)
Old Republic International
 Corp. ........................        4,672   $    118,529
Protective Life Corp. .........        2,703         74,468
Radian Group Inc. .............        3,668        124,235
Unitrin Inc. ..................        2,683        103,564
                                               ------------
                                                  5,893,495
                                               ------------
INSURANCE--PROPERTY & CASUALTY (0.4%)
Allstate Corp. (The)...........       15,161        475,752
Chubb Corp. (The)..............        3,645        248,954
Cincinnati Financial Corp. ....        3,386        125,959
First American Corp. (The).....        2,371         39,477
Fremont General Corp. .........        2,740         13,727
LandAmerica Financial Group,
 Inc. .........................          671         17,573
Loews Corp. ...................        4,132        209,906
MGIC Investment Corp. .........        2,270        117,450
Philadelphia Consolidated
 Holding Corp. (a).............          664         26,022
Progressive Corp. (The)........        1,501        208,204
RLI Corp. .....................          384         15,456
SAFECO Corp. ..................        2,765         85,273
SCPIE Holdings, Inc. ..........          366          5,669
Selective Insurance Group,
 Inc. .........................          984         21,136
St. Paul Cos., Inc. (The)......        4,495        206,321
Stewart Information Services
 Corp. (a).....................          600         11,460
Trenwick Group Ltd. ...........        1,436         11,143
XL Capital Ltd. Class A........        2,600        225,836
Zenith National Insurance
 Corp. ........................          673         17,236
                                               ------------
                                                  2,082,554
                                               ------------
INVESTMENT BANK/BROKERAGE (0.5%)
Bear Stearns Cos., Inc.
 (The).........................        2,224        120,096
Charles Schwab Corp. (The).....       29,037        373,997
E*Trade Group, Inc. (a)........       14,428         94,215
Eaton Vance Corp. .............        2,760         77,556
Edwards (A.G.), Inc. ..........        3,186        125,974
Jefferies Group, Inc. .........          960         31,843
LaBranche & Co., Inc. (a)......        2,227         64,338
Legg Mason, Inc. ..............        2,572        108,307
Lehman Brothers Holdings
 Inc. .........................        5,142        321,169
Merrill Lynch & Co., Inc. .....       17,627        770,476
Ramond James Financial,
 Inc. .........................        1,781         52,059
Southwest Securities Group.....          684         11,970
Tucker Anthony Sutro Corp. ....          937         22,450
Waddell & Reed Financial, Inc.
 Class A.......................        3,142         80,090
                                               ------------
                                                  2,254,540
                                               ------------
IRON & STEEL (0.1%)
AK Steel Holding Corp. ........        4,270         38,857
Allegheny Technologies,
 Inc. .........................        1,710         25,308
Castle (A.M.) & Co. ...........          550          4,521
Cleveland-Cliffs Inc. .........          396          6,455

                                     SHARES          VALUE
                                   -------------------------
IRON & STEEL (CONTINUED)
Commercial Metals Co. .........          507   $     15,337
Nucor Corp. ...................        1,677         69,260
Quanex Corp. ..................          530         13,753
Steel Dynamics, Inc. (a).......        1,781         18,522
Steel Technologies Inc. .......          401          3,036
UCAR International Inc. (a)....        2,145         15,594
USX -- U.S. Steel Group........        1,931         27,787
Worthington Industries,
 Inc. .........................        1,859         24,167
                                               ------------
                                                    262,597
                                               ------------
LEISURE TIME (0.2%)
Anchor Gaming (a)..............          571         29,024
Arctic Cat Inc. ...............          935         15,147
Argosy Gaming Co. (a)..........        1,072         31,120
Aztar Corp. (a)................        1,404         20,147
Bally Total Fitness Holding
 Corp. (a).....................        1,014         18,719
Brunswick Corp. ...............        1,887         33,758
Callaway Golf Co. .............        3,027         43,256
Coachmen Industries, Inc. .....          610          6,216
Extended Stay America, Inc.
 (a)...........................        3,658         49,383
Gtech Holdings Corp. (a).......        1,180         47,082
Harley-Davidson, Inc. .........        6,334        286,677
Huffy Corp. (a)................          400          2,416
International Speedway Corp.
 Class A.......................        2,108         78,249
Jakks Pacific, Inc. (a)........          704         13,270
K2 Inc. (a)....................          703          4,007
Mandalay Resort Group (a)......        3,025         49,913
Meade Instruments Corp. (a)....          644          3,117
Midway Games Inc. (a)..........        1,476         23,498
Monaco Coach Corp. (a).........        1,113         19,923
Park Place Entertainment Corp.
 (a)...........................       11,796         84,459
Pinnacle Entertainment, Inc.
 (a)...........................        1,034          7,135
Polaris Industries Inc. .......          874         39,295
SCP Pool Corp. (a).............          997         23,170
Six Flags, Inc. (a)............        3,598         42,456
Sturm Ruger & Company, Inc. ...        1,054         12,332
Thor Industries, Inc. .........          469         16,415
Winnebago Industries, Inc. ....          804         19,561
WMS Industries Inc. (a)........        1,184         21,253
                                               ------------
                                                  1,040,998
                                               ------------
MACHINERY--DIVERSIFIED (0.2%)
Caterpillar Inc. ..............        7,215        322,655
Deere & Co. ...................        4,949        183,064
Gardner Denver Inc. (a)........          601         12,411
Ingersoll-Rand Co. ............        3,465        129,244
Manitowoc Co., Inc. ...........          883         24,282
Milacron Inc. .................        1,317         15,620
Thermo Electron Corp. (a)......        3,794         80,205
Timken Co. (The)...............        2,283         30,752
                                               ------------
                                                    798,233
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS



COMMON STOCKS (CONTINUED)
                                      SHARES    VALUE
                                 -------------------------
MANUFACTURING--AUTOMATED TRANSACTION
 SYSTEMS (0.0%) (b)
Diebold, Inc. .................        2,836   $    102,947
                                               ------------
MANUFACTURING--DIVERSIFIED (0.9%)
Amcast Industrial Corp. .......          329          1,767
American Standard Cos. Inc.
 (a)...........................        2,815        162,988
Ametek, Inc. ..................        1,275         34,425
Barnes Group Inc. .............          730         14,717
Carlisle Cos., Inc. ...........        1,200         35,856
CLARCOR Inc. ..................          952         23,419
Crane Co. .....................        1,267         25,948
CUNO, Inc. (a).................          640         16,602
Danaher Corp. .................        2,974        165,771
Dover Corp. ...................        4,365        143,827
Esterline Technologies Corp.
 (a)...........................          792         10,708
Gencorp Inc. ..................        1,660         19,754
Graco Inc. ....................        1,120         36,400
Griffon Corp. (a)..............        1,278         14,761
Harsco Corp. ..................        1,583         50,577
Honeywell International,
 Inc. .........................       16,947        500,784
IDEX Corp. ....................        1,105         32,155
Illinois Tool Works, Inc. .....        6,409        366,595
ITT Industries, Inc. ..........        1,827         87,860
Johnson Controls, Inc. ........        1,794        129,742
Kaman Corp. Class A............          870         11,771
Lawson Products, Inc. .........          380          9,367
Millipore Corp. ...............          967         50,574
Myers Industries, Inc. ........          929         12,003
Pall Corp. ....................        2,584         52,455
Parker-Hannifin Corp. .........        2,470         88,673
Pentair, Inc. .................        1,930         61,277
Sealed Air Corp. (a)...........        1,778         71,191
Standex International Corp. ...          476         10,363
Thomas Industries Inc. ........          590         13,706
Tredegar Corp. ................        1,489         26,430
Tyco International Ltd. .......       40,585      1,994,347
Valmont Industries, Inc. ......          911         14,321
Woodward Governor Co. .........          401         18,911
                                               ------------
                                                  4,310,045
                                               ------------
MANUFACTURING--SPECIALIZED INDUSTRIALS (0.2%)
AGCO Corp. (a).................        2,831         32,783
Albany International Corp.
 Class A.......................        1,218         23,751
Aptargroup, Inc. ..............        1,333         40,123
Armor Holdings, Inc. (a).......          881         21,391
Astec Industries Inc. (a)......          754          9,651
BMC Industries, Inc. ..........        1,073          2,146
Brady Corp. Class A............          891         28,165
Briggs & Stratton Corp. .......          786         29,522
Cognex Corp. (a)...............        1,583         30,045
CTS Corp. .....................        1,087         17,555
Dionex Corp. (a)...............          867         20,808
Donaldson Co., Inc. ...........        1,756         55,402
Federal Signal Corp. ..........        1,798         36,427

                                      SHARES    VALUE
                                 ---------------------------
MANUFACTURING--SPECIALIZED INDUSTRIALS (CONTINUED)
Flow International Corp. (a)...          579   $      5,668
Flowserve Corp. (a)............        1,485         34,719
Furniture Brands International,
 Inc. (a)......................        1,969         47,276
Hillenbrand Industries,
 Inc. .........................        2,477        131,331
Imation Corp. (a)..............        1,398         29,316
Insituform Technologies, Inc.
 Class A (a)...................        1,045         20,022
Intermagnetics General Corp.
 (a)...........................          613         17,673
Ionics, Inc. (a)...............          638         14,993
JLG Industries, Inc. ..........        1,641         16,246
Kaydon Corp. ..................        1,186         22,415
Kennametal Inc. ...............        1,208         42,497
Lindsay Manufacturing Co. .....          458          8,445
Lydall, Inc. (a)...............          620          5,332
Nordson Corp. .................        1,289         28,912
Paxar Corp. (a)................        1,651         18,244
Regal-Beloit Corp. ............          822         14,632
Reliance Steel & Aluminum
 Co. ..........................        1,145         26,507
Robbins & Myers, Inc. .........          430         11,782
Roper Industries, Inc. ........        1,143         48,463
SPS Technologies Inc. (a)......          499         14,920
Stewart & Stevenson Services
 Inc. .........................        1,113         16,450
Tecumseh Products Co. Class A..          749         34,267
Teleflex Inc. .................        1,517         60,680
Trinity Industries, Inc. ......        1,461         36,350
Valence Technology, Inc. (a)...        1,600          5,840
Watts Industries, Inc. ........        1,036         14,349
YORK International Corp. ......        1,508         46,205
                                               ------------
                                                  1,121,303
                                               ------------
METALS--MINING (0.0%) (b)
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............        3,373         37,440
Inco Ltd. (a)..................        3,860         52,651
Phelps Dodge Corp. (a).........        1,646         47,734
                                               ------------
                                                    137,825
                                               ------------
METALS--PROCESS & FABRICATION (0.0%) (b)
Brush Engineered Materials,
 Inc. .........................          648          6,642
Mueller Industries, Inc. (a)...        1,244         36,014
RTI International Metals, Inc.
 (a)...........................          816          8,038
Ryerson Tull Inc. .............          883         10,154
Wolverine Tube, Inc. (a).......          471          5,911
                                               ------------
                                                     66,759
                                               ------------
METALS--SPECIALTY (0.0%) (b)
Arch Coal, Inc. ...............        2,059         45,401
Carpenter Technology Corp. ....          875         19,031
                                               ------------
                                                     64,432
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                    -------------------------
MISCELLANEOUS (0.4%)
AES Corp. (The) (a)............       11,155   $    154,497
American Greetings Corp. Class
 A.............................        1,406         19,712
Archer-Daniels-Midland Co. ....       13,940        194,184
Calpine Corp. (a)..............        6,300        155,925
Cintas Corp. ..................        3,549        143,451
International Game Technology
 (a)...........................        1,509         77,034
Minnesota Mining &
 Manufacturing Co. ............        8,255        861,657
Sotheby's Holdings, Inc. Class
 A (a).........................        2,338         31,236
TECO Energy Inc. ..............        2,850         73,387
TRW, Inc. .....................        2,613         88,293
                                               ------------
                                                  1,799,376
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.6%)
AGL Resources Inc. ............        2,150         44,398
Atmos Energy Corp. ............        1,522         32,799
Cascade Natural Gas Corp. .....          432          8,726
Dynegy Inc. Class A............        6,758        242,612
El Paso Corp. .................       10,658        522,882
El Paso Electric Co. (a).......        1,900         25,840
Energen Corp. .................        1,152         28,224
Enron Corp. ...................       15,683        217,994
Equitable Resources, Inc. .....        2,580         84,908
KeySpan Corp. .................        2,838         94,165
Kinder Morgan, Inc. ...........        2,400        119,112
Laclede Group Inc. (The).......          739         16,849
MDU Resources Group, Inc. .....        2,678         65,102
National Fuel Gas Co. .........        3,132         73,320
New Jersey Resources Corp. ....          647         29,115
NICOR, Inc. ...................          996         38,734
NiSource Inc. .................        4,312        102,410
Northwest Natural Gas Co. .....          986         23,565
NUI Corp. .....................          507         10,318
ONEOK, Inc. ...................        2,332         40,157
Peoples Energy Corp. ..........          743         28,450
Piedmont Natural Gas Co.,
 Inc. .........................        1,168         37,142
Questar Corp. .................        3,194         70,268
Sempra Energy..................        4,320        101,088
Southern Union Co. (a).........        1,948         37,168
Southwest Gas Corp. ...........        1,237         25,482
Southwestern Energy Co. (a)....          980         11,564
UGI Corp. .....................          986         28,495
Vectren Corp. .................        2,653         56,058
Western Gas Resources, Inc. ...        1,286         41,435
WGL Holdings Inc. .............        1,844         49,899
Williams Cos., Inc. (The)......       10,767        310,843
                                               ------------
                                                  2,619,122
                                               ------------

                                      SHARES          VALUE
                                    -------------------------

OFFICE EQUIPMENT & SUPPLIES (0.1%)
Herman Miller, Inc. ...........        3,034   $     64,169
Hon Industries Inc. ...........        2,388         57,479
New England Business Service,
 Inc. .........................          505          8,822
Pitney Bowes Inc. .............        5,182        189,972
Reynolds & Reynolds Co. (The)
 Class A.......................        2,891         68,661
Standard Register Co. (The)....        1,072         17,356
United Stationers Inc. (a).....        1,242         34,838
Wallace Computer Services,
 Inc. .........................        1,605         24,878
Xerox Corp. (a)................       14,613        102,291
                                               ------------
                                                    568,466
                                               ------------
OIL & GAS DRILLING (0.2%)
BJ Services Co. (a)............        6,514        166,693
Cooper Cameron Corp. (a).......        2,140         83,460
Ensco International Inc. ......        5,494        108,781
Global Marine Inc. (a).........        6,984        112,442
Grant Prideco, Inc. (a)........        4,305         39,133
Hanover Compressor Co. (a).....        2,488         68,619
Helmerich & Payne, Inc. .......        1,987         60,266
National-Oil Well, Inc. (a)....        3,197         59,209
Pride International, Inc.
 (a)...........................        5,155         66,293
Rowan Cos., Inc. (a)...........        1,986         33,544
Smith International Inc. (a)...        2,000         94,600
Tidewater Inc. ................        2,387         72,135
Weatherford International, Inc.
 (a)...........................        4,483        153,453
                                               ------------
                                                  1,118,628
                                               ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.5%)
Anadarko Petroleum Corp. ......        5,212        297,345
Apache Corp. ..................        2,605        134,418
Burlington Resources Inc. .....        4,411        164,310
Cabot Oil & Gas Corp. Class A..        1,143         27,546
Devon Energy Corp. ............        2,661        101,916
EOG Resources, Inc. ...........        2,500         88,425
Evergreen Resources, Inc.
 (a)...........................          687         27,439
Forest Oil Corp. (a)...........        1,894         51,896
Key Production Co, Inc. (a)....          538          8,393
Louis Dreyfus Natural Gas Corp.
 (a)...........................        1,638         64,865
Murphy Oil Corp. ..............        1,787        142,066
Newfield Exploration Co. (a)...        1,665         57,959
Noble Affiliates, Inc. ........        2,219         82,036
Nuevo Energy Co. (a)...........          689          9,715
Ocean Energy Inc. .............        6,644        121,253
Patina Oil & Gas Corp. ........          793         21,371
Pennzoil -- Quaker State
 Co. ..........................        3,121         36,609
Pioneer Natural Resources
 Co. ..........................        3,903         66,390
Plains Resources, Inc. (a).....          685         18,700
Pogo Producing Co. ............        1,997         54,558
Prima Energy Corp. (a).........          475         11,547
Remington Oil & Gas Corp. (a)..          841         14,465

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       159
ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
OIL & GAS--EXPLORATION & PRODUCTION (CONTINUED)
St. Mary Land & Exploration
 Co. ..........................        1,050   $     21,494
Stone Energy Corp. (a).........          949         37,533
Swift Energy Co. (a)...........          963         22,775

                                      SHARES          VALUE
                                 -------------------------

OIL & GAS--EXPLORATION & PRODUCTION (CONTINUED)
Tom Brown, Inc. (a)............        1,484   $     34,651
Ultramar Diamond Shamrock
 Corp. ........................        2,818        141,041

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                    -------------------------
OIL & GAS--EXPLORATION & PRODUCTION (CONTINUED)
Unocal Corp. ..................        5,123   $    164,961
Valero Energy Corp. ...........        2,421         91,030
Varco International, Inc.
 (a)...........................        3,746         56,190
Vintage Petroleum, Inc. .......        2,349         41,084
XTO Energy Inc. ...............        4,573         82,314
                                               ------------
                                                  2,296,295
                                               ------------
OIL & WELL--EQUIPMENT & SERVICES (0.4%)
Atwood Oceanics, Inc. (a)......          541         16,506
Baker Hughes Inc. .............        6,964        249,520
Cal Dive International, Inc.
 (a)...........................        1,262         26,363
CARBO Ceramics Inc. ...........          600         21,828
Dril-Quip, Inc. (a)............          677         11,550
Halliburton Co. ...............        8,989        221,938
Input/Output, Inc. (a).........        2,003         16,124
Lone Star Technologies, Inc.
 (a)...........................          923         15,174
McDermott International,
 Inc. .........................        1,220         12,932
Nabors Industries, Inc. (a)....        3,100         95,294
Noble Drilling Corp. (a).......        2,800         85,540
Oceaneering International Inc.
 (a)...........................          900         17,550
Offshore Logistics, Inc. (a)...          838         16,718
Schlumberger Ltd. .............       12,040        582,977
SEACOR SMIT Inc. (a)...........          747         29,611
Seitel, Inc. (a)...............          953         12,961
TETRA Technologies, Inc. (a)...          533          9,072
Transocean Sedco Forex Inc. ...        6,677        201,311
Unit Corp. (a).................        1,300         14,235
Veritas DGC, Inc. (a)..........        1,196         18,371
                                               ------------
                                                  1,675,575
                                               ------------
OIL--INTEGRATED DOMESTIC (0.3%)
Amerada Hess Corp. ............        1,856        109,040
Ashland Inc. ..................        1,518         61,115
Conoco Inc. ...................       13,062        335,693
Kerr-McGee Corp. ..............        2,067        119,059
Occidental Petroleum Corp. ....        7,760        196,483
Phillips Petroleum Co. ........        7,974        433,865
Sunoco, Inc. ..................        1,772         66,326
USX-Marathon Group.............        6,474        178,618
                                               ------------
                                                  1,500,199
                                               ------------
OIL--INTEGRATED INTERNATIONAL (2.1%)
ChevronTexaco Corp. ...........       22,326      1,976,967
Exxon Mobil Corp. .............      144,738      5,709,914
Royal Dutch Petroleum Co. ADR
 (f)...........................       45,005      2,273,203
                                               ------------
                                                  9,960,084
                                               ------------
PAPER & FOREST PRODUCTS (0.3%)
Boise Cascade Corp. ...........        1,184         33,815
Bowater Inc. ..................        2,159         96,550
Buckeye Technologies Inc.
 (a)...........................        1,352         11,965
Caraustar Industries, Inc. ....        1,026          8,003
Chesapeake Corp. ..............          592         16,765
Deltic Timber Corp. ...........          469         12,429

                                      SHARES          VALUE
                                    -------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Georgia-Pacific Group..........        4,704   $    130,583
Glatfelter.....................        1,682         25,230
International Paper Co. .......       10,083        360,971
Longview Fibre Co. ............        2,038         22,418
Louisiana-Pacific Corp. (a)....        2,238         16,114
Mead Corp. (The)...............        2,212         59,370
Packaging Corp of America (a)..        4,172         73,844
Pope & Talbot, Inc. ...........          542          7,046
Potlatch Corp. ................        1,108         27,755
Rayonier Inc. .................        1,075         45,989
Sonoco Products Co. ...........        3,753         88,083
Wausau-Mosinee Paper Corp. ....        2,033         21,042
Westvaco Corp. ................        2,090         51,310
Weyerhaeuser Co. ..............        4,543        226,741
Willamette Industries, Inc. ...        2,323        108,833
                                               ------------
                                                  1,444,856
                                               ------------
PERSONAL LOANS (0.2%)
Capital One Financial Corp. ...        4,361        180,153
Countrywide Credit Industries,
 Inc. .........................        2,437         97,309
Household International,
 Inc. .........................        9,755        510,187
Providian Financial Corp. .....        6,092         23,698
                                               ------------
                                                    811,347
                                               ------------
PHOTOGRAPHY/IMAGING (0.1%)
Concord Camera Corp. (a).......        1,066          4,232
Eastman Kodak Co. .............        6,109        156,207
Pinnacle Systems, Inc. (a).....        1,908          8,224
Zebra Technologies Corp. Class
 A (a).........................        1,176         54,178
                                               ------------
                                                    222,841
                                               ------------
POLLUTION CONTROL (0.1%)
Allied Waste Industries, Inc.
 (a)...........................        4,093         40,603
Waste Management, Inc. ........       13,117        321,366
                                               ------------
                                                    361,969
                                               ------------
PUBLISHING (0.1%)
Information Holdings Inc.
 (a)...........................          846         18,536
McGraw-Hill Cos. Inc. (The)....        4,090        215,052
Meredith Corp. ................        1,094         36,102
Penton Media, Inc. ............        1,246          8,660
Reader's Digest Association
 Inc. (The) Class A............        4,084         72,287
Scholastic Corp. (a)...........        1,383         61,820
Thomas Nelson, Inc. ...........          562          4,749
                                               ------------
                                                    417,206
                                               ------------
PUBLISHING--NEWSPAPERS (0.3%)
Belo Corp. Class A.............        4,320         73,872
Dow Jones & Co., Inc. .........        1,845         83,025
Gannett Co., Inc. .............        5,524        349,117
Knight-Ridder, Inc. ...........        1,486         83,588
Lee Enterprises, Inc. .........        1,734         59,736
Media General, Inc. Class A....          905         37,648

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                    -------------------------
PUBLISHING--NEWSPAPERS (CONTINUED)
New York Times Co. (The) Class
 A.............................        3,335   $    137,569
Tribune Co. ...................        6,375        192,525
Washington Post Co. ...........          375        191,437
                                               ------------
                                                  1,208,517
                                               ------------
RAILROADS (0.2%)
Burlington Northern Santa Fe
 Corp. ........................        8,335        223,961
CSX Corp. .....................        4,520        152,324
Kansas City Southern
 Industries, Inc. .............        2,123         26,538
Norfolk Southern Corp. ........        8,167        136,797
Union Pacific Corp. ...........        5,299        275,601
                                               ------------
                                                    815,221
                                               ------------
RESTAURANTS (0.4%)
Applebee's International,
 Inc. .........................        1,376         41,418
Brinker International, Inc.
 (a)...........................        3,931         99,847
CBRL Group, Inc. ..............        2,227         55,920
CEC Entertainment Inc. (a).....        1,032         39,980
Cheesecake Factory (The) (a)...        1,764         49,745
Darden Restaurants, Inc. ......        2,455         78,609
IHOP Corp. (a).................          783         20,013
Jack In The Box Inc. (a).......        1,451         35,695
Landry's Restaurants, Inc. ....          843         14,795
LoneStar Steakhouse & Saloon
 Inc. .........................          900         11,664
Luby's Inc. (a)................          878          5,312
McDonald's Corp. ..............       27,086        706,132
O'Charley's Inc. (a)...........          711         11,369
Outback Steakhouse, Inc. (a)...        3,043         87,790
Panera Bread Co. (a)...........          512         21,069
Papa John's International Inc.
 (a)...........................          910         25,353
P.F. Changs China Bistro Inc.
 (a)...........................          408         16,169
RARE Hospitality International,
 Inc. (a)......................          730         13,308
Ruby Tuesday, Inc. ............        2,391         41,221
Ryan's Family Steak Houses,
 Inc. (a)......................        1,137         20,466
Sonic Corp. (a)................          965         32,337
Starbucks Corp. (a)............        7,882        134,940
Steak n Shake Co. (The) (a)....        1,116         11,941
Triarc Consumer Products Group,
 L.L.C. (a)....................          873         20,166
Tricon Global Restaurants, Inc.
 (a)...........................        3,138        158,751
Wendy's International, Inc. ...        2,387         62,778
                                               ------------
                                                  1,816,788
                                               ------------
RETAIL--APPAREL (0.2%)
Ann Taylor Stores Corp. (a)....        1,051         23,122
Burlington Coat Factory
 Warehouse Corp. ..............        1,610         24,069
Cato Corp. (The) Class A.......          975         16,526
Chico's FAS, Inc. (a)..........          993         25,818

                                      SHARES          VALUE
                                     -------------------------
RETAIL--APPAREL (CONTINUED)
Christopher & Banks Corp. (a)..          600   $     19,770
Gap, Inc. (The)................       17,921        234,227
Goody's Family Clothing, Inc.
 (a)...........................        1,273          5,919
Gymboree Corp. (The) (a).......          955          8,261
Hot Topic, Inc. (a)............          742         18,758
Limited, Inc. (The)............        8,918         99,436
Men's Wearhouse, Inc. (The)
 (a)...........................        1,525         30,302
Pacific Sunwear of California,
 Inc. (a)......................        1,209         16,624
TJX Cos., Inc. (The)...........        5,886        198,947
Too Inc. (a)...................          800         21,288
Wet Seal, Inc. (The) Class A
 (a)...........................          811         16,504
                                               ------------
                                                    759,571
                                               ------------
RETAIL--BUILDING SUPPLIES (0.0%) (b)
Building Materials Holdings
 Corp. (a).....................          502          6,024
Hughes Supply, Inc. ...........          860         20,313
                                               ------------
                                                     26,337
                                               ------------
RETAIL--DEPARTMENT (0.2%)
Dillard's, Inc. Class A........        1,948         25,227
Federated Department Stores,
 Inc. (a)......................        4,246        135,829
Kohl's Corp. (a)...............        6,960        387,046
May Department Stores Co.
 (The).........................        6,239        196,217
Nordstrom, Inc. ...............        2,868         40,439
Penney (J.C.) Co., Inc. .......        5,591        121,436
                                               ------------
                                                    906,194
                                               ------------
RETAIL--DISCOUNTERS (0.1%)
Dollar Tree Stores, Inc. (a)...        4,423         99,385
Dress Barn, Inc. (The) (a).....          717         16,233
Factory 2-U Stores Inc. (a)....          499          7,056
99 Cents Only Stores (a).......        1,920         68,256
Ross Stores, Inc. .............        3,213        100,567
Shopko Stores, Inc. (a)........        1,124          9,722
Stein Mart, Inc. (a)...........        1,661         13,238
                                               ------------
                                                    314,457
                                               ------------
RETAIL--DRUGS (0.1%)
Walgreen Co. ..................       21,316        690,212
                                               ------------
RETAIL--FOOD (0.3%)
Albertson's, Inc. .............        8,531        272,224
Great Atlantic & Pacific Tea
 Co., Inc. (The) (a)...........        1,501         27,889
Kroger Co. (The) (a)...........       17,005        415,942
Ruddick Corp. .................        1,835         27,984
Safeway, Inc. (a)..............       10,503        437,450
Whole Foods Market, Inc. (a)...        1,996         69,361
Winn-Dixie Stores, Inc. .......        3,091         34,186
                                               ------------
                                                  1,285,036
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                    -------------------------
RETAIL--GENERAL MERCHANDISE (1.2%)
Kmart Corp. (a)................       10,250   $     62,833
Sears, Roebuck & Co. ..........        6,903        267,629
Target Corp. ..................       18,822        586,305
Wal-Mart Stores, Inc. .........       93,838      4,823,273
                                               ------------
                                                  5,740,040
                                               ------------
RETAIL--HOME SHOPPING (0.0%) (b)
Insight Enterprises, Inc.
 (a)...........................        1,507         24,489
Lands' End, Inc. (a)...........        1,158         37,102
                                               ------------
                                                     61,591
                                               ------------
RETAIL--SPECIALTY (1.2%)
Abercrombie & Fitch Co. Class A
 (a)...........................        3,918         73,737
Advanced Marketing Services,
 Inc. .........................          700         10,843
American Eagle Outfitters, Inc.
 (a)...........................        2,763         75,706
AutoZone, Inc. (a).............        2,320        135,790
Barnes & Noble, Inc. (a).......        2,559         94,043
Bed Bath & Beyond Inc. (a).....        5,957        149,282
Best Buy Co., Inc. (a).........        4,358        239,254
Big Lots Inc. (a)..............        2,358         17,213
BJ's Wholesale Club, Inc.
 (a)...........................        2,872        145,811
Borders Group, Inc. (a)........        3,118         48,610
Casey's General Stores,
 Inc. .........................        1,937         24,116
CDW Computer Centers, Inc.
 (a)...........................        3,461        159,379
Circuit City Stores, Inc. .....        4,243         58,214
Claire's Stores, Inc. .........        1,938         23,430
Cost Plus, Inc. (a)............          822         15,988
Costco Wholesale Corp. (a).....        9,429        356,699
CVS Corp. .....................        8,285        198,011
Discount Auto Parts, Inc.
 (a)...........................          654         10,922
Dollar General Corp. ..........        6,966         99,544
Family Dollar Stores, Inc. ....        3,594        103,723
Fastenal Co. ..................        1,505         88,870
Footstar, Inc. (a).............          764         25,518
Genesco Inc. (a)...............          840         15,330
Group 1 Automotive, Inc. (a)...          709         19,001
Hancock Fabrics, Inc. .........          676          7,943
Home Depot, Inc. (The).........       49,007      1,873,538
Jo-Ann Stores, Inc. Class A
 (a)...........................          712          3,289
Linens 'n Things, Inc. (a).....        1,566         28,501
Longs Drug Stores Corp. .......        1,480         33,700
Lowe's Cos., Inc. .............       15,994        545,395
Michael's Stores Inc. (a)......        1,189         61,079
Neiman Marcus Group Inc. Class
 A (a).........................        1,886         50,262
Office Depot, Inc. (a).........        6,243         84,905
O'Reilly Automotive, Inc.
 (a)...........................        1,926         54,429
Payless ShoeSource, Inc. (a)...          869         45,927
Pep Boys-Manny, Moe & Jack
 (The).........................        1,945         22,854
Pier 1 Imports, Inc. ..........        3,593         39,559

                                      SHARES          VALUE
                                    -------------------------
RETAIL--SPECIALTY (CONTINUED)
RadioShack Corp. ..............        3,976   $     99,360
Saks Inc. (a)..................        5,615         38,182
School Specialty, Inc. (a).....          684         21,170
Staples, Inc. (a)..............        9,560        139,385
Tech Data Corp. (a)............        2,132         91,015
Tiffany & Co. .................        3,090         72,275
Toys "R" Us, Inc. (a)..........        4,127         78,413
Ultimate Electronics, Inc.
 (a)...........................          428          7,764
Williams-Sonoma, Inc. (a)......        2,252         58,327
Zale Corp. (a).................        1,281         36,662
                                               ------------
                                                  5,682,968
                                               ------------
SHIPPING (0.0%) (b)
Alexander & Baldwin, Inc. .....        1,604         35,721
Kirby Corp. (a)................          941         24,183
Newport News Shipbuilding,
 Inc. .........................        1,400         96,880
Overseas Shipbuilding Group,
 Inc. .........................        1,348         33,552
                                               ------------
                                                    190,336
                                               ------------
SHOES (0.1%)
Brown Shoe Company, Inc. ......          691          7,601
K-Swiss, Inc. Class A..........          393         11,032
NIKE, Inc. Class B.............        5,712        281,944
Reebok International Ltd.
 (a)...........................        1,198         24,870
Stride Rite Corp. .............        1,628         10,061
Timberland Co. (The) Class A
 (a)...........................        1,472         47,811
Wolverine World Wide, Inc. ....        1,626         23,951
                                               ------------
                                                    407,270
                                               ------------
SPECIALIZED SERVICES (0.3%)
Block (H&R), Inc. .............        3,798        129,436
Cendant Corp. (a)..............       20,311        263,234
Convergys Corp. (a)............        3,565        100,176
Ecolab Inc. ...................        2,712         95,408
IMS Health, Inc. ..............        6,164        131,725
Interpublic Group of Cos., Inc.
 (The).........................        7,893        177,198
National Service Industries,
 Inc. .........................          836         14,831
Omnicom Group Inc. ............        3,926        301,438
Robert Half International Inc.
 (a)...........................        3,700         76,331
TMP Worldwide Inc. (a).........        2,200         65,670
                                               ------------
                                                  1,355,447
                                               ------------
SPECIALTY PRINTING (0.0%) (b)
Bowne & Co., Inc. .............        1,301         13,595
Consolidated Graphics, Inc.
 (a)...........................          509          8,348
Deluxe Corp. ..................        1,491         52,185
Donnelley (R.R.) & Sons Co. ...        2,600         66,300
John H. Harland Co. ...........        1,115         21,598
                                               ------------
                                                    162,026
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                    -------------------------
TELECOMMUNICATIONS--CELL/WIRE (0.0%) (b)
Boston Communications Group,
 Inc. (a)......................          661   $      6,114
Metro One Telecommunications,
 Inc. (a)......................          931         28,070
                                               ------------
                                                     34,184
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (0.8%)
AT&T Corp. ....................       72,377      1,103,749
AT&T Wireless Services Inc.
 (a)...........................       53,090        766,620
General Communication, Inc.
 Class A (a)...................        2,047         23,786
Nextel Communications, Inc.
 Class A (a)...................       15,973        126,985
Sprint Corp. (FON Group).......       18,572        371,440
Sprint Corp. (PCS Group) (a)...       19,578        436,590
WorldCom, Inc.-WorldCom Group
 (a)...........................       60,596        815,016
                                               ------------
                                                  3,644,186
                                               ------------
TELEPHONE (1.7%)
ALLTEL Corp. ..................        6,564        375,067
BellSouth Corp. ...............       39,338      1,455,506
BroadWing, Inc. (a)............        8,572         79,377
CenturyTel, Inc. ..............        3,001         94,831
Citizens Communications Co.
 (a)...........................        5,600         49,784
Qwest Communications
 International, Inc. ..........       34,838        451,152
SBC Communications Inc. .......       70,704      2,694,529
Telephone & Data Systems,
 Inc. .........................        2,312        203,225
Verizon Communications Inc. ...       56,775      2,827,963
                                               ------------
                                                  8,231,434
                                               ------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Ashworth, Inc. (a).............          513          2,555
Haggar Corp. ..................          255          2,741
Jones Apparel Group Inc. (a)...        4,733        130,631
Kellwood Co. ..................          887         17,288
Liz Claiborne, Inc. ...........        1,149         52,280
Nautica Enterprises Inc. (a)...        1,240         15,029
Oshkosh B' Gosh, Inc. Class
 A.............................          476         16,536
Oxford Industries, Inc. .......          289          6,488
Phillips-Van Heusen Corp. .....        1,069          9,129
Quicksilver, Inc. (a)..........          881         11,602
Russell Corp. .................        1,248         15,375
V.F. Corp. ....................        2,436         80,924
                                               ------------
                                                    360,578
                                               ------------
TEXTILES--HOME FURNISHINGS (0.0%) (b)
Interface, Inc. ...............        1,998          8,012
                                               ------------

                                      SHARES          VALUE
                                    -------------------------
TEXTILES--SPECIALTY (0.0%) (b)
Coach, Inc. (a)................        1,726   $     48,155
Mohawk Industries, Inc. (a)....        2,078         89,770
Unifi, Inc. (a)................        2,129         16,074
Wellman, Inc. .................        1,243         15,674
                                               ------------
                                                    169,673
                                               ------------
TOBACCO (0.5%)
Philip Morris Cos., Inc. ......       46,112      2,158,042
R.J. Reynolds Tobacco Holdings,
 Inc. .........................        3,939        220,741
Schweitzer-Mauduit
 International, Inc. ..........          586         14,035
UST Inc. ......................        3,495        117,467
                                               ------------
                                                  2,510,285
                                               ------------
TOYS (0.0%) (b)
Hasbro, Inc. ..................        3,609         59,801
Mattel, Inc. ..................        8,984        170,067
                                               ------------
                                                    229,868
                                               ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
C.H. Robinson Worldwide,
 Inc. .........................        3,350         89,680
FedEx Corp. (a)................        6,442        264,637
GATX Corp. ....................        1,893         50,070
J.B. Hunt Transport Services,
 Inc. (a)......................        1,395         19,167
Ryder System, Inc. ............        1,301         24,329
Swift Transportation Co., Inc.
 (a)...........................        3,276         55,659
                                               ------------
                                                    503,542
                                               ------------
TRUCKERS (0.0%) (b)
Arkansas Best Corp. (a)........          782         18,393
Arnold Industries, Inc. .......          965         20,863
Forward Air Corp. (a)..........          803         21,143
Heartland Express, Inc. (a)....        1,182         27,777
Landstar System Holdings, Inc.
 (a)...........................          329         23,580
Roadway Corp. .................          757         20,628
US Freightways Corp. ..........        1,013         31,514
Werner Enterprises, Inc. ......        1,716         37,151
Yellow Corp. (a)...............          929         20,438
                                               ------------
                                                    221,487
                                               ------------
UTILITIES--WATER (0.0%) (b)
American States Water Co. .....          395         13,193
American Water Works Co.,
 Inc. .........................        3,903        158,462
Philadelphia Suburban Corp. ...        1,969         56,116
                                               ------------
                                                    227,771
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
WASTE MANAGEMENT (0.0%) (b)
Waste Connections, Inc. (a)....          700   $     20,454
                                               ------------
Total Common Stocks
 (Cost $246,466,170)...........                 244,332,151(h)
                                               ------------

REAL ESTATE INVESTMENT TRUSTS (1.0%)
Alexandria Real Estate
 Equities, Inc. ...............          574         23,075
AMB Property Corp. ............        3,128         76,042
American Land Lease, Inc. .....          313          3,956
Amli Residential Properties
 Trust.........................          669         15,608
Apartment Investment &
 Management Co. Class A........        2,630        110,381
Archstone-Smith Trust..........        4,559        110,328
Arden Realty, Inc. ............        2,366         58,275
Associated Estates Realty
 Corp. ........................          719          6,284
Avalonbay Communities, Inc. ...        2,491        113,091
Bedford Property Investors,
 Inc. .........................          706         14,445
Boston Properties Inc. ........        3,327        117,609
Boykin Lodging Co. ............          644          5,120
Brandywine Realty Trust........        1,336         26,373
BRE Properties, Inc. Class A...        1,734         50,286
Cabot Industrial Trust.........        1,524         36,302
Camden Property Trust..........        1,440         50,112
Capital Automotive REIT........          777         15,035
Captec Net Lease Realty,
 Inc. .........................          352          4,154
Carr America Realty Corp. .....        2,461         69,671
CBL & Associates Properties,
 Inc. .........................          943         27,460
Centerpoint Properties
 Corp. ........................          775         36,038
Charles E. Smith Residential
 Realty, Inc. .................          837         39,716
Chateau Communities, Inc. .....        1,062         33,453
Chelsea Property Group,
 Inc. .........................          591         26,477
Colonial Properties Trust......        1,585         47,312
Commercial Net Lease Realty....        1,151         14,928
Cornerstone Realty Income
 Trust, Inc. ..................        1,304         13,940
Corporate Office Properties
 Trust.........................          755          8,343
Correctional Properties
 Trust.........................          264          4,356
Cousins Properties, Inc. ......        1,849         44,764
Crescent Real Estate Equity
 Co. ..........................        4,555         80,214
Crown American Realty Trust....        1,006          7,173
Developers Diversified Realty
 Corp. ........................        2,034         37,019
Duke Realty Corp. .............        4,760        109,718
EastGroup Properties, Inc. ....          588         12,289
Entertainment Properties
 Trust.........................          551          9,202
Equity Inns Inc. ..............        1,354         10,751
Equity Office Properties
 Trust.........................       23,393        666,700
Equity One, Inc. ..............          476          5,712

                                      SHARES          VALUE
                                    -------------------------
Equity Residential Properties
 Trust.........................        9,820   $    254,829
Essex Property Trust, Inc. ....          704         32,982
Federal Realty Investment
 Trust.........................        1,483         32,359
FelCor Lodging Trust Inc. .....        2,026         28,141
First Industrial Realty Trust,
 Inc. .........................        1,435         39,463
Gables Residential Trust.......          875         23,538
General Growth Properties,
 Inc. .........................        1,957         71,665
Glenborough Realty Trust
 Inc. .........................        1,093         19,007
Glimcher Realty Trust..........        1,092         17,843
Great Lakes REIT, Inc. ........          618          9,882
Highwoods Properties, Inc. ....        2,173         51,283
Home Properties of N.Y.,
 Inc. .........................          820         25,100
Hospitality Properties Trust...        4,394        109,015
Host Marriot Corp. ............        8,792         59,346
HRPT Properties Trust..........        4,920         40,098
Innkeepers USA Trust (a).......        1,281          8,877
Investors Real Estate Trust....          862          7,818
IRT Property Co. ..............        1,135         12,099
JDN Realty Corp. ..............        1,232         13,084
JP Realty, Inc. ...............          591         12,411
Keystone Property Trust........          571          7,080
Kilroy Realty Corp. ...........        2,002         46,867
Kimco Realty Corp. ............        2,339        114,354
Koger Equity, Inc. ............          996         16,623
Kramont Realty Trust...........          689          8,606
Lasalle Hotel Properties.......          667          5,469
Lexington Corporate Properties
 Trust.........................          651          9,114
Liberty Property Trust.........        2,524         67,643
Macerich Co. (The).............        1,281         31,000
Mack-Cali Realty Corp. ........        2,128         65,968
Manufactured Home
 Communities...................          793         24,226
MeriStar Hospitality Corp. ....        1,706         16,207
Mid-America Apartment
 Communities Inc. .............          652         16,026
Mid-Atlantic Realty Trust......          519          7,266
Mills Corp. ...................          888         19,394
Mission West Properties
 Inc. .........................          651          7,871
National Golf Properties,
 Inc. .........................          487          7,339
New Plan Excel Realty Trust....        6,746        119,944
Pan Pacific Retail Properties,
 Inc. .........................        1,178         32,689
Parkway Properties, Inc. ......          346         10,656
Pennsylvania Real Estate
 Investment Trust..............          590         13,069
Pinnacle Holdings Inc. (a).....        1,864          1,118
Post Properties, Inc. .........        1,475         50,091
Prentiss Properties Trust......        1,369         34,773
Prime Group Realty Trust.......          582          5,558
Prologis Trust.................        6,444        128,429
PS Business Parks, Inc. .......          858         24,084
Public Storage, Inc. ..........        4,500        148,005
Realty Income Corp. ...........        1,001         28,629

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
                                      SHARES          VALUE
                                    -------------------------
Reckson Associates Realty
 Corp. ........................        2,092   $     48,116
Regency Centers Corp. .........        2,139         52,940
RFS Hotel Investors, Inc. .....          909          8,408
Rouse Co. (The)................        2,516         66,095
Saul Centers, Inc. ............          518          9,946
Shurgard Storage Centers, Inc.
 Class A.......................        2,215         66,583
Simon Property Group, Inc. ....        6,417        176,467
SL Green Realty Corp. .........          926         27,613
Sovran Self Storage, Inc. .....          453         12,856
Storage USA, Inc. .............        1,002         40,230
Summit Properties Inc. ........          978         22,152
Sun Communities, Inc. .........          662         24,825
Tanger Factory Outlet Centers
 Inc. .........................          300          6,120
Taubman Centers, Inc. .........        1,929         25,964
Town & Country Trust...........          601         12,134
United Dominion Realty Trust,
 Inc. .........................        3,757         53,688
U.S. Restaurant Properties,
 Inc. .........................          667          9,538
Vornado Realty Trust...........        3,209        125,793
Washington Real Estate
 Investment Trust..............        1,344         32,458
Weingarten Realty Investors....        1,167         58,397
Winston Hotels, Inc. ..........          630          4,435
                                               ------------
Total Real Estate Investment
 Trusts
 (Cost $4,985,607).............                   4,963,408
                                               ------------


                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 -------------------------
SHORT-TERM INVESTMENTS (23.4%)
COMMERCIAL PAPER (20.2%)
Allmerica Financial Corp.
 3.10%, due 11/8/01 (c)........  $ 7,455,000   $  7,450,489
Cooperative Association of
 Tractor Dealers Inc.
 2.52%, due 11/2/01 (c)........   15,600,000     15,598,907
Ford Motor Credit Co.
 2.90%, due 11/6/01 (c)........   20,000,000     19,991,939
General Motors Acceptance Corp.
 2.87%, due 11/7/01 (c)........   23,200,000     23,188,896
Mitsubishi International Corp.
 2.50%, due 11/14/01 (c).......   10,000,000      9,990,971
 3.20%, due 11/6/01 (c)........    6,500,000      6,497,099
United Airlines First Funding
 Corp.
 2.70%, due 11/23/01 (c).......    7,900,000      7,886,958
 2.72%, due 11/9/01 (c)........    5,300,000      5,296,794
                                               ------------
Total Commercial Paper
 (Cost $95,902,053)............                  95,902,053
                                               ------------
U.S. GOVERNMENT (3.2%)
United States Treasury Bills
 2.15%, due 1/10/02 (c)........   10,400,000     10,354,701
 2.24%, due 1/17/02 (c)........    5,000,000      4,975,992
                                               ------------
Total U.S. Government
 (Cost $15,330,693)............                  15,330,693
                                               ------------
Total Short-Term Investments
 (Cost $111,232,746)...........                 111,232,746
                                               ------------
Total Investments
 (Cost $470,837,876) (i).......         99.7%   474,621,165(j)
Cash and Other Assets, Less
 Liabilities...................          0.3      1,299,324
                                 -----------    -----------
Net Assets.....................        100.0%  $475,920,489
                                 ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

FUTURES CONTRACTS (0.5%)
                                           UNREALIZED
                             CONTRACTS   APPRECIATION/
                              LONG       (DEPRECIATION) (k)
                             -----------------------------
AUSTRALIA (0.3%)
S&P ASX 200 Index December
 2001......................     370         $ 1,207,891

ITALY (-0.1%)
Milan MIB 30 Index December
 2001......................      51            (106,603)

UNITED STATES (0.3%)
United States Treasury
 Notes December 2001 (10
 Year).....................     424           1,472,330
                                            -----------
Total Contracts Long
 (Settlement Value
 $69,441,998)..............                   2,573,618
                                            -----------

                              CONTRACTS
                                SHORT
                              ---------
UNITED STATES (0.0%) (b)
Standard & Poor's 500 Index
 December 2001..............      37             (91,820)
                                             -----------
Total Contracts Short
 (Settlement Value
 $9,811,475)................                     (91,820)
                                             -----------
Total Future Contracts
 (Settlement Value
 $59,630,523) (g)(h)........                 $ 2,481,798
                                             ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Yankee bond.
(e) May be sold to institutional investor only.
(f) ADR--American Depositary Receipt.
(g) The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury futures contracts represents 27.0% of net assets.
(h) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents approxi-mately 49.3% of net assets.
(i) The cost for federal income tax purposes is $471,699,795.
(j) At October 31, 2001 net unrealized appreciation was $2,921,370, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $43,445,211, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $40,523,841.
(k) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001


ASSETS:
 Investment in securities, at value (identified
   cost $470,837,876).............................  $474,621,165
 Receivables due from broker for futures
   contracts......................................         2,110
 Receivables:
   Dividends and interest.........................     1,683,535
   Variation margin on futures contracts..........       443,628
   Fund shares sold...............................        65,605
   Investment securities sold.....................        34,841
                                                    ------------
       Total assets...............................   476,850,884
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................       286,021
   Manager........................................       228,274
   Investment securities purchased................       134,680
   Transfer agent.................................       116,478
   Custodian......................................        31,589
   Professional...................................        38,516
   Shareholder communication......................        32,954
   Due to custodian...............................        26,344
 Accrued expenses.................................        35,539
                                                    ------------
       Total liabilities..........................       930,395
                                                    ------------
 Net assets.......................................  $475,920,489
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     37,348
   Service Class..................................         1,964
 Additional paid-in capital.......................   486,033,421
 Accumulated undistributed net investment
   income.........................................    10,012,595
 Accumulated net realized loss on investments.....   (26,429,677)
 Net unrealized appreciation on investments and
   futures contracts..............................     6,265,087
 Net unrealized depreciation on foreign currency
   transactions...................................          (249)
                                                    ------------
 Net assets.......................................  $475,920,489
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $452,245,873
                                                    ============
 Shares of capital stock outstanding..............    37,348,117
                                                    ============
 Net asset value per share outstanding............  $      12.11
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 23,674,616
                                                    ============
 Shares of capital stock outstanding..............     1,964,301
                                                    ============
 Net asset value per share outstanding............  $      12.05
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2001


INVESTMENT INCOME:
 Income:
   Interest.......................................  $ 14,897,866
   Dividends (a)..................................     3,466,309
                                                    ------------
       Total income...............................    18,364,175
                                                    ------------
 Expenses:
   Manager........................................     3,415,626
   Transfer agent.................................       646,801
   Professional...................................       146,706
   Custodian......................................       128,662
   Interest.......................................        69,349
   Service........................................        64,289
   Shareholder communication......................        52,894
   Registration...................................        26,609
   Directors......................................        21,720
   Miscellaneous..................................        75,383
                                                    ------------
       Total expenses before
        reimbursement.............................     4,648,039
   Expense reimbursement from Manager.............      (222,258)
                                                    ------------
       Net expenses...............................     4,425,781
                                                    ------------
 Net investment income............................    13,938,394
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
   Security transactions..........................    (1,247,385)
   Futures transactions...........................   (24,221,051)
   Foreign currency transactions..................      (117,632)
                                                    ------------
 Net realized loss on investments and foreign
   currency transactions..........................   (25,586,068)
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions..........................   (61,755,908)
   Futures transactions...........................     3,967,834
   Foreign currency transactions..................        17,384
                                                    ------------
 Net unrealized loss on investments and foreign
   currency transactions..........................   (57,770,690)
                                                    ------------
 Net realized and unrealized loss on investments
   and foreign currency transactions..............   (83,356,758)
                                                    ------------
 Net decrease in net assets resulting from
   operations.....................................  $(69,418,364)
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $14,620.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ASSET MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                  2001            2000
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  13,938,394   $  19,959,712
    Net realized gain (loss) on investments and foreign
     currency transactions..................................    (25,586,068)     33,400,156
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........    (57,770,690)      6,106,186
                                                              -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................    (69,418,364)     59,466,054
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (18,159,851)    (17,828,416)
      Service Class.........................................       (849,650)       (897,201)
    From net realized gain on investments:
      No-Load Class.........................................    (32,286,902)    (15,767,517)
      Service Class.........................................     (1,636,398)       (853,676)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...    (52,932,801)    (35,346,810)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     40,748,303     100,176,381
      Service Class.........................................      2,617,806       3,338,870
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................     34,022,156      33,591,726
      Service Class.........................................      2,486,048       1,727,228
                                                              -------------   -------------
                                                                 79,874,313     138,834,205
    Cost of shares redeemed:
      No-Load Class.........................................    (67,431,309)   (109,142,334)
      Service Class.........................................     (3,478,807)     (7,450,382)
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................      8,964,197      22,241,489
                                                              -------------   -------------
      Net increase (decrease) in net assets.................   (113,386,968)     46,360,733
NET ASSETS:
  Beginning of year.........................................    589,307,457     542,946,724
                                                              -------------   -------------
  End of year...............................................  $ 475,920,489   $ 589,307,457
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    year....................................................  $  10,012,595   $  15,725,652
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                          NO-LOAD      SERVICE       NO-LOAD    SERVICE     NO-LOAD    SERVICE
                                           CLASS        CLASS         CLASS      CLASS       CLASS      CLASS
                                         ---------     --------     ---------   --------   ---------   --------
                                                                                             JANUARY 1, 1999
                                               YEAR ENDED                YEAR ENDED              THROUGH
                                            OCTOBER 31, 2001          OCTOBER 31, 2000      OCTOBER 31, 1999*
                                         ----------------------     --------------------   --------------------
Net asset value at beginning of
 period...............................   $  15.21      $  15.14     $  14.57    $  14.50   $  15.36    $  15.33
                                         ---------     --------     ---------   --------   ---------   --------
Net investment income.................       0.37(c)       0.33(c)      0.51        0.50       0.41        0.39
Net realized and unrealized gain
 (loss) on investments................      (2.09)        (2.08)        1.08        1.05       0.41        0.38
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.........................      (0.00)(a)     (0.00)(a)    (0.01)      (0.01)     (0.03)      (0.03)
                                         ---------     --------     ---------   --------   ---------   --------
Total from investment operations......      (1.72)        (1.75)        1.58        1.54       0.79        0.74
                                         ---------     --------     ---------   --------   ---------   --------
Less dividends and distributions:
From net investment income............      (0.50)        (0.46)       (0.50)      (0.46)     (0.01)      (0.00)(a)
From net realized gain on
 investments..........................      (0.88)        (0.88)       (0.44)      (0.44)     (1.57)      (1.57)
                                         ---------     --------     ---------   --------   ---------   --------
Total dividends and distributions.....      (1.38)        (1.34)       (0.94)      (0.90)     (1.58)      (1.57)
                                         ---------     --------     ---------   --------   ---------   --------
Net asset value at end of period......   $  12.11      $  12.05     $  15.21    $  15.14   $  14.57    $  14.50
                                         =========     ========     =========   ========   =========   ========
Total investment return...............     (12.12%)      (12.36%)      11.18%      10.96%      5.58%(b)     5.31%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income................       2.66%(c)      2.41%(c)     3.45%       3.20%      3.40%+      3.15%+
 Net expenses.........................       0.83%         1.08%        0.83%       1.08%      0.78%+      1.03%+
 Expenses (before reimbursement)......       0.87%         1.12%        0.83%       1.08%      0.78%+      1.03%+
Portfolio turnover rate...............         15%           15%          49%         49%        18%         18%
Net assets at end of period (in
 000's)...............................   $452,246      $ 23,675     $561,329    $ 27,978   $513,860    $ 29,087

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.01)      ($0.01)
Increase net realized and unrealized gains and losses.......    0.01         0.01
Decrease ratio of net investment income.....................   (0.06%)      (0.06%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

     NO-LOAD    SERVICE     NO-LOAD      SERVICE       NO-LOAD      SERVICE
      CLASS      CLASS       CLASS        CLASS         CLASS        CLASS
    ---------   --------   ---------     --------     ---------     --------
                             YEAR ENDED DECEMBER 31
    ------------------------------------------------------------------------
            1998                    1997                       1996
    --------------------   ----------------------     ----------------------
    $  14.83    $  14.81   $  13.19      $  13.19     $  11.79      $  11.79
    ---------   --------   ---------     --------     ---------     --------
        0.43        0.39       0.34          0.31         0.38          0.34
        2.70        2.69       3.15          3.13         1.53          1.53
        0.02        0.02      (0.00)(a)     (0.00)(a)    (0.00)(a)     (0.00)(a)
    ---------   --------   ---------     --------     ---------     --------
        3.15        3.10       3.49          3.44         1.91          1.87
    ---------   --------   ---------     --------     ---------     --------
       (0.43)      (0.39)     (0.34)        (0.31)       (0.38)        (0.34)
       (2.19)      (2.19)     (1.51)        (1.51)       (0.13)        (0.13)
    ---------   --------   ---------     --------     ---------     --------
       (2.62)      (2.58)     (1.85)        (1.82)       (0.51)        (0.47)
    ---------   --------   ---------     --------     ---------     --------
    $  15.36    $  15.33   $  14.83      $  14.81     $  13.19      $  13.19
    =========   ========   =========     ========     =========     ========
       21.31%      21.00%     26.69%        26.30%       16.16%        15.89%
        2.64%       2.39%      2.27%         2.02%        2.99%         2.74%
        0.80%       1.05%      0.76%         1.01%        0.70%         0.95%
        0.80%       1.05%      0.76%         1.01%        0.75%         1.00%
          55%         55%        19%           19%         103%          103%
    $500,449    $ 16,853   $414,824      $  9,889     $323,790      $  5,508

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Balanced Fund
--------------------------------------------------------------------------------

The U.S. economy slowed in the first 10 months of 2001, causing dramatic reversals in the stock market. During this period, the Federal Reserve took aggressive steps to stimulate the economy, support equity markets, and avert a recession. In just 10 months, the Fed lowered the targeted federal funds rate nine times--for a total reduction of 4.00%. Although the full impact of these moves is still working its way into the economy, bond prices generally benefited from lower interest rates and a steeper yield curve. Among corporate issuers, however, lower profits and reduced earnings expectations raised persistant credit-quality concerns.

Continuing declines among technology stocks spread to other sectors, causing wide swings in prices and performance. The stock market's roller-coaster ride became even more dramatic following the terrorist attacks on September 11, 2001. Despite a modest recovery in October, stocks in general were down for the first 10 months of 2001. Mid-cap value stocks outperformed their mid-cap growth counterparts, but both sectors declined over the 10-month period.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2001, Eclipse Balanced Fund returned 1.80%. This compared favorably with the -8.46% return of the average Lipper(1) balanced fund over the same period. The Fund also outperformed the -16.28% return of the Russell Midcap(R) Index(2) and the -18.88% return of the S&P 500 Index(3) for the 10 months ended October 31, 2001.

The Fund was rated four stars overall out of 4,673 domestic equity funds by Morningstar(4) as of October 31, 2001. The Fund was rated four stars out of 4,673 domestic equity funds for the three-year period then ended, four stars out of 2,960 domestic equity funds for the five-year period then ended, and four stars out of 881 domestic equity funds for the 10-year period then ended.

INVESTMENT STRATEGIES

Throughout the 10-month reporting period, the Fund followed its basic strategy of allocating 60% of its net assets to equities and 40% to income securities. The bond portion of the Fund's portfolio seeks high-quality securities and uses laddered maturities to maintain an intermediate duration. These strategies proved beneficial as short-term rates declined, the yield curve steepened, and a general flight to quality resulted in positive double-digit returns for the bond market as a whole.

Stock selection was based on the Fund's proprietary quantitative approach, which focuses on relative valuation and seeks companies with strong current operating results. Even in a difficult market, the Fund saw positive results from several of its equity holdings.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

Network Associates, an e-business services and solutions provider, was able to cut costs, reduce expenses, and improve earnings--all of which resulted in relatively steady advances throughout the reporting period. The Fund began purchasing shares of Office Depot in the first quarter of 2000, and the stock nearly doubled in price from January through October 2001.

At the end of August 2001, AmeriSource Health and Bergen Brunswig joined forces to become AmerisourceBergen. The pharmaceutical merger added efficiency, improved working capital, and contributed positively to the Fund's performance. Since the Fund owned both stocks at the time of the merger, we have since trimmed the position to a weighting more consistent with other Fund holdings.

AutoZone is a specialty retailer of automotive parts, chemicals, and accessories that targets the do-it-yourself consumer. The company has benefited from new marketing and product initiatives, strong positive cash flow, reduced debt, and positive sales projections--and the stock more than doubled in price in the first 10 months of 2001.

Hormel Foods, a leader in processed meat and food products, is also a growing name in ethnic food markets. By expanding its product lines and distribution channels, the company saw its stock price rise, even in a declining market.

Not all of the Fund's stocks were as successful. Food retailer Winn-Dixie Stores, which performed well through the first eight months of 2001, dropped precipitously at the end of September, when the company lowered earnings estimates. Although a restructuring plan is underway to improve future profit margins, the stock had a negative impact on Fund performance for the 10-month reporting period.

EOG Resources, an oil and gas company, suffered when the economic downturn reduced demand and led to inventory buildup. A share repurchase program may help to stabilize the stock going forward, but for the first 10 months of the year, the company's share price declined more than 30%.

The Fund purchased shares of Abercrombie & Fitch, the apparel retailer, in the first calendar quarter of 2001, when the stock was trending upward. Unfortunately, from July through the end of October, the company suffered sales, inventory, and marketing setbacks that caused the stock to fall below its purchase price. Fortunately, since the equity portion of the Fund's portfolio contains approximately 100 stocks, the impact of any individual equity security is relatively minor in terms of overall portfolio performance.

STOCK SELECTION AND WEIGHTINGS

Each stock in the equity portion of the Fund's portfolio is individually selected based on quantitative relative-value measures. When an industry faces a difficult business environment, several stocks may experience depressed valuations, creating a number of opportunities within a specific sector, even though we do not evaluate sectors on a top-down basis.

As a result of the Fund's individual stock selection process, however, as of October 31, 2001, the Fund was overweighted relative to the Russell Midcap Index in consumer dur-ables, consumer nondurables, and retail trade. Both consumer nondurables and retail trade helped the Fund's performance. At the end of October, the Fund was underweighted relative to the Russell Midcap Index in technology stocks. This positioning contributed positively to performance in a period when most technology stocks had disappointing results.

LOOKING AHEAD

We will continue to pursue the Fund's quantitative, bottom-up, value-oriented approach to stock selection. We will also continue to apply our bottom-up credit research and analysis methods in selecting bonds for the Fund's portfolio. We will seek to maintain an asset allocation of 60% stocks and 40% intermediate-term bonds, and will ladder bond maturities in an effort to reduce risk.

Whatever the markets or the economy may bring, the Fund will continue to apply its disciplined quantitative process as it seeks high total return.

WESLEY G. McCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                           LIPPER BALANCED FUND INDEX
                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                   ECLIPSE BALANCED FUND            LIPPER BALANCED FUND INDEX
                                                                   ---------------------            --------------------------
10/31/91                                                                 $ 10000                            $ 10000
92                                                                         11601                              10896
93                                                                         13580                              12649
94                                                                         13581                              12571
95                                                                         16704                              14782
96                                                                         18860                              16925
97                                                                         23272                              20352
98                                                                         25141                              22541
99                                                                         25049                              25373
00                                                                         27465                              27374
10/31/01                                                                   27960                              24978

- ECLIPSE BALANCED FUND  -- LIPPER BALANCED FUND INDEX
Source: Lipper Inc., 10/31/01



THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 10/31/91.

                                                AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                        AS OF OCTOBER 31, 2001
-------------------------------------------------------------------------------
                                              ONE YEAR   FIVE YEARS   TEN YEARS
-------------------------------------------------------------------------------
Eclipse Balanced Fund No-Load Class              5.52%      9.28%       10.83%
Average Lipper balanced fund(+)                 -9.70       7.38         9.34
Lipper Balanced Fund Index(++)                  -8.75       8.10         9.59

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                YEAR ENDED                                               TEN MONTHS ENDED
                                               DECEMBER 31                                                  OCTOBER 31

               1991      1992      1993     1994     1995     1996     1997      1998     1999     2000       2001
               ----      ----      ----     ----     ----     ----     ----      ----     ----     ----       ----
TOTAL RETURN*  20.91%    12.01%    17.06%   0.01%    22.99%   12.91%   23.40%    8.03%    -0.36%   9.64%      1.80%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

++ The Lipper Balanced Fund Index is an unmanaged equally weighted index of the 30 largest funds in the Lipper balanced fund universe. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

INFORMATION ABOUT ECLIPSE BALANCED FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

BALANCED FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

LONG-TERM BONDS (39.9%)+
CORPORATE BONDS (33.7%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AEROSPACE/DEFENSE (0.8%)
Boeing Co.
 6.35%, due 6/15/03..............  $  500,000   $   524,364
                                                -----------
AUTO LEASES (1.6%)
Ford Motor Credit Co.
 7.50%, due 6/15/03..............     500,000       521,604
 7.75%, due 3/15/05..............     500,000       531,982
                                                -----------
                                                  1,053,586
                                                -----------
AUTOMOBILES (1.5%)
General Motors Corp.
 7.00%, due 6/15/03..............     700,000       728,135
 7.10%, due 3/15/06..............     250,000       259,105
                                                -----------
                                                    987,240
                                                -----------
BANKS (3.8%)
BankAmerica Corp.
 7.125%, due 3/1/09..............     900,000       976,643
Morgan (J.P.) & Co. Inc.
 6.25%, due 2/15/11..............     300,000       310,463
Norwest Corp.
 6.80%, due 5/15/02..............   1,100,000     1,126,116
                                                -----------
                                                  2,413,222
                                                -----------
BEVERAGES (0.5%)
Coca-Cola Enterprises, Inc.
 6.625%, due 8/1/04..............     100,000       107,740
 7.875%, due 2/1/02..............     200,000       202,629
                                                -----------
                                                    310,369
                                                -----------
BUILDING MATERIALS (0.3%)
Sherwin-Williams Co.
 6.85%, due 2/1/07...............     200,000       208,998
                                                -----------
COMPUTER SYSTEMS (0.5%)
International Business
 Machines Corp.
 7.25%, due 11/1/02..............     300,000       312,975
                                                -----------
ELECTRIC POWER COMPANIES (2.6%)
IES Utilities Inc., Series A
 6.625%, due 8/1/09..............   1,500,000     1,568,166
Potomac Electric Power Co.
 6.50%, due 3/15/08..............     100,000       105,011
                                                -----------
                                                  1,673,177
                                                -----------
ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric Co.
 5.00%, due 10/15/08.............     300,000       297,480
                                                -----------
ELECTRONICS--SEMICONDUCTORS (0.3%)
Rockwell International Corp.
 6.625%, due 6/1/05..............     200,000       213,940
                                                -----------

                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    -----------------------

FINANCE (2.6%)
Associates Corp. of North America
 6.375%, due 10/15/02............  $  100,000   $   103,595
 6.50%, due 8/15/02..............     100,000       103,098
Commercial Credit Co.
 6.375%, due 9/15/02.............     200,000       206,510
 8.25%, due 11/1/01..............     200,000       200,000
General Motors Acceptance Corp.
 5.50%, due 12/15/01.............     100,000       100,168
Household Finance Corp.
 6.375%, due 8/1/10..............     500,000       507,948
 6.70%, due 6/15/02..............     100,000       102,332
Pitney Bowes Credit Corp.
 6.625%, due 6/1/02..............     200,000       204,636
Wells Fargo Financial, Inc.
 6.85%, due 7/15/09..............     125,000       134,767
                                                -----------
                                                  1,663,054
                                                -----------
FOOD (2.1%)
Heinz (H.J.) Co.
 6.875%, due 1/15/03.............     100,000       104,355
Sara Lee Corp. Series C
 6.00%, due 1/15/08..............   1,200,000     1,238,789
                                                -----------
                                                  1,343,144
                                                -----------
FOOD & HEALTH CARE DISTRIBUTORS (0.8%)
Sysco Corp.
 6.50%, due 6/15/05..............     500,000       536,295
                                                -----------
HEALTH CARE--DRUGS (0.4%)
Lilly (Eli) & Co.
 8.125%, due 12/1/01.............     250,000       251,019
                                                -----------
HEALTH CARE--MISCELLANEOUS (0.7%)
Pfizer Inc.
 6.00%, due 1/15/08..............     250,000       261,680
 6.625%, due 9/15/02.............     150,000       154,696
                                                -----------
                                                    416,376
                                                -----------
HOUSEHOLD PRODUCTS (0.2%)
Fort James Corp.
 8.375%, due 11/15/01............     150,000       150,167
                                                -----------
INSURANCE (2.7%)
Loews Corp.
 6.75%, due 12/15/06.............     500,000       523,448
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04.............   1,000,000     1,067,868
Progressive Corp.
 6.60%, due 1/15/04..............     150,000       157,749
                                                -----------
                                                  1,749,065
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT         VALUE
                                    -----------------------
INVESTMENT BANK/BROKERAGE (1.8%)
Lehman Brothers Inc.
 7.625%, due 6/1/06..............  $  350,000   $   386,627
Merrill Lynch & Co., Inc.
 7.00%, due 1/15/07..............     700,000       756,311
                                                -----------
                                                  1,142,938
                                                -----------
MANUFACTURING (0.3%)
Honeywell, Inc.
 7.125%, due 4/15/08.............     150,000       163,625
                                                -----------
OIL--INTEGRATED DOMESTIC (0.6%)
Exxon Capital Corp.
 6.625%, due 8/15/02.............     100,000       103,178
 7.45%, due 12/15/01.............     300,000       301,715
                                                -----------
                                                    404,893
                                                -----------
PAPER & FOREST PRODUCTS (2.6%)
International Paper Co.
 6.125%, due 11/1/03.............     600,000       625,091
Union Camp Corp.
 6.50%, due 11/15/07.............   1,000,000     1,035,110
                                                -----------
                                                  1,660,201
                                                -----------
RESTAURANTS (0.4%)
McDonald's Corp.
 6.625%, due 9/1/05..............     255,000       262,824
                                                -----------
RETAIL (1.3%)
Target Corp.
 5.95%, due 5/15/06..............     350,000       369,428
Wal-Mart Stores Inc.
 7.25%, due 6/1/13...............     400,000       461,929
                                                -----------
                                                    831,357
                                                -----------
TELECOMMUNICATIONS (1.3%)
BellSouth
 Telecommunications Inc.
 5.875%, due 1/15/09.............     300,000       306,508
Carolina Telephone &
 Telegraph Co.
 6.75%, due 8/15/13..............     100,000       102,230
Chesapeake & Potomac
 Telephone-Virginia, Inc.
 7.125%, due 1/15/02.............     300,000       302,593
Chesapeake & Potomac
 Telephone-West Virginia, Inc.
 7.00%, due 8/15/04..............     100,000       108,159
                                                -----------
                                                    819,490
                                                -----------
TELEPHONE (3.3%)
GTE North, Inc., Series F
 6.375%, due 2/15/10.............     500,000       524,769
New York Telephone Co.
 6.125%, due 1/15/10.............   1,000,000     1,022,476
 6.25%, due 2/15/04..............     150,000       158,295
Pacific Bell
 7.25%, due 7/1/02...............     300,000       309,150

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                    -----------------------

TELEPHONE (CONTINUED)
Southwestern Bell Telephone Co.
 6.375%, due 11/15/07............  $  100,000   $   107,120
                                                -----------
                                                  2,121,810
                                                -----------
TOBACCO (0.2%)
Philip Morris Cos. Inc.
 7.625%, due 5/15/02.............     100,000       102,216
                                                -----------
Total Corporate Bonds
 (Cost $20,839,071)..............                21,613,825
                                                -----------
FEDERAL AGENCIES (6.2%)
FEDERAL HOME LOAN BANK (0.8%)
 6.21%, due 12/3/07..............     500,000       549,485
                                                -----------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION (1.3%)
 6.50%, due 1/15/12..............     750,000       798,793
                                                -----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (2.4%)
 6.50%, due 3/18/08-11/25/13.....   1,500,000     1,557,392
                                                -----------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (1.7%)
 6.50%, due 8/20/25..............   1,000,000     1,036,801
 7.00%, due 2/20/20..............      47,515        47,458
                                                -----------
                                                  1,084,259
                                                -----------
Total Federal Agencies
 (Cost $3,758,570)...............                 3,989,929
                                                -----------
Total Long-Term Bonds
 (Cost $24,597,641)..............                25,603,754
                                                -----------
COMMON STOCKS (55.4%)
                                     SHARES
                                   ----------
AUTOMOBILES (0.3%)
AutoNation, Inc. (a).............      21,000       216,090
                                                -----------
BANKS (5.7%)
AmSouth Bancorporation...........      30,000       518,700
Associated Banc-Corp.............      16,900       581,698
Bank of America Corp.............       4,900       289,051
First Tennessee National Corp....       8,500       293,675
Golden West Financial Corp.......       4,200       204,120
Hibernia Corp. Class A...........      12,400       188,480
KeyCorp..........................      24,200       514,492
North Fork Bancorporation,
 Inc.............................       9,100       253,890
SunTrust Banks, Inc..............       4,100       245,426
UnionBanCal Corp.................      16,900       564,291
                                                -----------
                                                  3,653,823
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                      SHARES         VALUE
                                    -----------------------
BUILDING MATERIALS (1.1%)
Lafarge North America Inc........      10,800   $   382,860
Sherwin-Williams Co. (The).......      13,400       326,424
                                                -----------
                                                    709,284
                                                -----------
CHEMICALS (1.4%)
PPG Industries, Inc..............      10,800       527,364
Sigma-Aldrich Corp...............       9,400       352,688
                                                -----------
                                                    880,052
                                                -----------
COMMERCIAL & CONSUMER SERVICES (1.1%)
Apollo Group, Inc. Class A (a)...       8,550       347,558
Manpower, Inc....................      12,600       359,856
                                                -----------
                                                    707,414
                                                -----------
COMPUTER SOFTWARE & SERVICES (1.0%)
First Data Corp..................       6,500       439,205
Network Associates, Inc. (a).....      10,100       193,920
                                                -----------
                                                    633,125
                                                -----------
COMPUTER SYSTEMS (0.4%)
Lexmark International, Inc.
 (a).............................       6,000       268,500
                                                -----------
COSMETICS/ PERSONAL CARE (1.1%)
Avon Products, Inc...............       3,200       149,856
Gillette Co. (The)...............       4,800       149,232
International Flavors &
 Fragrances Inc..................      13,600       387,736
                                                -----------
                                                    686,824
                                                -----------
ELECTRIC POWER COMPANIES (2.6%)
DPL, Inc.........................      13,800       317,400
Entergy Corp.....................      10,000       388,500
Potomac Electric Power Co........      17,200       368,252
PPL Corp.........................       6,800       232,220
UtiliCorp United Inc.............      12,700       376,301
                                                -----------
                                                  1,682,673
                                                -----------
FINANCE (0.8%)
MBIA Inc.........................      11,700       538,902
                                                -----------
FOOD (3.2%)
Hershey Foods Corp...............       4,400       280,412
Hormel Foods Corp................      27,800       667,200
Smithfield Foods, Inc. (a).......      16,400       345,220
Tyson Foods, Inc. Class A........      15,800       154,682
Wrigley (Wm.) Jr. Co.............      12,500       625,625
                                                -----------
                                                  2,073,139
                                                -----------
FOOD & HEALTH CARE DISTRIBUTORS (2.6%)
AmerisourceBergen Corp...........      11,840       752,550
McKesson Corp....................      13,200       488,268
SUPERVALU Inc....................      18,800       401,192
                                                -----------
                                                  1,642,010
                                                -----------
HARDWARE & TOOLS (0.7%)
Black & Decker Corp. (The).......      13,700       453,333
                                                -----------

                                      SHARES         VALUE
                                    -----------------------

HEALTH CARE--HMOS (1.2%)
Unitedhealth Group, Inc..........       8,800   $   578,600
Wellpoint Health Networks Inc.
 (a).............................       1,900       212,021
                                                -----------
                                                    790,621
                                                -----------
HEALTH CARE--MISCELLANEOUS (3.1%)
Bristol-Myers Squibb Co..........       5,000       267,250
Caremark Rx, Inc. (a)............      15,400       206,360
Express Scripts, Inc. (a)........      14,800       605,912
Health Net, Inc. (a).............      18,900       414,855
HEALTHSOUTH Corp. (a)............      22,200       289,044
PacifiCare Health Systems, Inc.
 (a).............................      10,900       180,504
                                                -----------
                                                  1,963,925
                                                -----------
HOMEBUILDING (0.5%)
Lennar Corp......................       9,000       326,340
                                                -----------
HOTEL/MOTEL (0.4%)
Carnival Corp....................      11,800       257,004
                                                -----------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.8%)
Maytag Corp......................       7,500       209,100
Whirlpool Corp...................       4,600       271,492
                                                -----------
                                                    480,592
                                                -----------
HOUSEHOLD PRODUCTS (0.5%)
Procter & Gamble Co. (The).......       4,100       302,498
                                                -----------
HOUSEWARES (1.2%)
Fortune Brands, Inc..............      15,900       585,915
Newell Rubbermaid Inc............       6,300       174,132
                                                -----------
                                                    760,047
                                                -----------
INSURANCE (3.1%)
Everest Re Group Ltd.............       6,600       441,210
Loews Corp.......................       5,700       289,560
MGIC Investment Corp.............       3,800       196,612
PartnerRe Ltd....................       2,900       134,850
Torchmark Corp...................      13,500       499,905
XL Capital Ltd. Class A (a)......       4,900       425,614
                                                -----------
                                                  1,987,751
                                                -----------
INVESTMENT BANK/BROKERAGE (1.8%)
Bear Stearns Cos. Inc. (The).....       2,702       145,908
Edwards (A.G.), Inc..............       6,500       257,010
Federated Investors, Inc. Class
 B...............................      16,500       430,650
Lehman Brothers Holdings, Inc....       4,500       281,070
                                                -----------
                                                  1,114,638
                                                -----------
LEISURE TIME (0.3%)
International Game Technology
 (a).............................       3,900       199,095
                                                -----------
MANUFACTURING (0.3%)
American Standard Cos. Inc.
 (a).............................       3,200       185,280
                                                -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.5%)
Sempra Energy....................      14,400       336,960
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES         VALUE
                                    -----------------------
OIL & GAS SERVICES (0.9%)
EOG Resources, Inc...............      16,900   $   597,753
                                                -----------
OIL--INTEGRATED DOMESTIC (1.0%)
Sunoco, Inc......................      17,000       636,310
                                                -----------
PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co.................       8,500       217,345
                                                -----------
RAILROADS (1.1%)
Burlington Northern
 Santa Fe Corp...................      26,400       709,368
                                                -----------
REAL ESTATE INVESTMENT/MANAGEMENT (1.5%)
Archstone-Smith Trust............      15,300       370,260
Crescent Real Estate Equities
 Co..............................      16,100       283,521
Public Storage, Inc..............       9,600       315,744
                                                -----------
                                                    969,525
                                                -----------
RESTAURANTS (1.5%)
Brinker International, Inc.
 (a).............................       6,050       153,670
Darden Restaurants, Inc..........      11,800       377,836
Tricon Global Restaurants, Inc.
 (a).............................       7,700       389,543
                                                -----------
                                                    921,049
                                                -----------
RETAIL (6.5%)
Abercrombie & Fitch Co. Class A
 (a).............................      12,700       239,014
Albertson's, Inc.................       4,300       137,213
American Eagle Outfitters, Inc.
 (a).............................       7,400       202,760
AutoZone, Inc. (a)...............       8,200       479,946
Barnes & Noble, Inc. (a).........      10,500       385,875
CDW Computer Centers, Inc. (a)...       3,400       156,570
Kmart Corp. (a)..................       8,500        52,105
Office Depot, Inc. (a)...........      22,200       301,920
Penney (J.C.) Co., Inc...........      13,500       293,220
Rite Aid Corp. (a)...............      47,000       259,440
Ross Stores, Inc.................      13,000       406,900
Target Corp......................       8,000       249,200
TJX Cos., Inc. (The).............      11,800       398,840
Toys 'R' Us, Inc. (a)............      17,500       332,500
Walgreen Co......................       2,300        74,474
Winn-Dixie Stores, Inc. .........      17,600       194,656
                                                -----------
                                                  4,164,633
                                                -----------

                                      SHARES         VALUE
                                    -----------------------

SHOES (1.0%)
NIKE, Inc. Class B...............      13,200   $   651,552
                                                -----------
SPECIALIZED SERVICES (1.3%)
Block (H&R), Inc.................      25,200       858,816
                                                -----------
SPECIALTY PRINTING (0.2%)
Deluxe Corp......................       3,600       126,000
                                                -----------
TEXTILES (1.2%)
Mohawk Industries, Inc. (a)......      17,400       751,680
                                                -----------
TOBACCO (2.3%)
Philip Morris Cos., Inc..........       5,800       271,440
Reynolds (R.J.) Tobacco
 Holdings, Inc...................      10,800       605,232
UST Inc..........................      16,800       564,648
                                                -----------
                                                  1,441,320
                                                -----------
TOYS (0.9%)
Hasbro, Inc......................      35,900       594,863
                                                -----------
Total Common Stocks
 (Cost $33,765,494)..............                35,490,134
                                                -----------
Total Investments (Cost
 $58,363,135) (b)................        95.3%   61,093,888(c)
Cash and Other Assets,
 Less Liabilities................         4.7     2,992,391
                                   ----------   -----------
Net Assets.......................       100.0%  $64,086,279
                                   ==========   ===========

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $58,472,983.
(c) At October 31, 2001 net unrealized appreciation was $2,620,905, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,805,663 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,184,758.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001


ASSETS:
 Investment in securities, at value (identified
   cost $58,363,135)...............................  $61,093,888
 Cash..............................................    2,819,448
 Receivables:
   Dividends and interest..........................      492,266
   Fund shares sold................................       22,941
                                                     -----------
       Total assets................................   64,428,543
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................      193,772
   Fund shares redeemed............................       86,964
   Manager.........................................       27,865
   Transfer agent..................................        4,013
   Custodian.......................................        2,222
 Accrued expenses..................................       27,428
                                                     -----------
       Total liabilities...........................      342,264
                                                     -----------
 Net assets........................................  $64,086,279
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    30,841
 Additional paid-in capital........................   60,041,390
 Accumulated undistributed net investment income...       31,587
 Accumulated undistributed net realized gains:
   Gains taxed as ordinary income..................      789,257
   Gains taxed at long-term rates..................      462,451
 Net unrealized appreciation on investments........    2,730,753
                                                     -----------
 Net assets........................................  $64,086,279
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $64,086,279
                                                     ===========
 Shares of capital stock outstanding...............    3,084,134
                                                     ===========
 Net asset value per share outstanding.............  $     20.78
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                            2001*        2000**
                                         -----------   -----------
INVESTMENT INCOME:
 Income:
   Interest............................  $ 1,416,377   $ 1,894,505
   Dividends...........................      453,966       512,026
                                         -----------   -----------
       Total income....................    1,870,343     2,406,531
                                         -----------   -----------
 Expenses:
   Manager.............................      397,478       485,949
   Professional........................       41,503        26,209
   Transfer agent......................       18,265        47,073
   Shareholder communication...........       16,157         8,157
   Registration........................       12,429        17,518
   Custodian...........................        5,871        12,820
   Directors...........................        4,861         2,383
   Miscellaneous.......................       14,717        12,910
                                         -----------   -----------
       Total expenses before
        reimbursement..................      511,281       613,019
   Expense reimbursement from
     Manager...........................      (13,108)       (1,206)
                                         -----------   -----------
       Net expenses....................      498,173       611,813
                                         -----------   -----------
 Net investment income.................    1,372,170     1,794,718
                                         -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on
   investments.........................    1,779,970      (488,407)
 Net change in unrealized appreciation
   (depreciation) on investments.......   (2,124,967)    3,950,122
                                         -----------   -----------
 Net realized and unrealized gain
   (loss) on investments...............     (344,997)    3,461,715
                                         -----------   -----------
 Net increase in net assets resulting
   from operations.....................  $ 1,027,173   $ 5,256,433
                                         ===========   ===========

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Certain amounts have been reclassified for comparative purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 2001 through October 31, 2001* and the years ended December 31, 2000 and December 31, 1999

                                                                 2001*           2000           1999
                                                              ------------   ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  1,372,170   $  1,794,718   $  2,339,547
    Net realized gain (loss) on investments.................     1,779,970       (488,407)     4,734,333
    Net change in unrealized appreciation (depreciation) on
      investments...........................................    (2,124,967)     3,950,122     (7,598,879)
                                                              ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations............................................     1,027,173      5,256,433       (524,999)
                                                              ------------   ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,235,347)    (1,798,781)    (2,339,547)
    From net realized gain on investments:
      No-Load Class.........................................            --             --     (4,347,341)
                                                              ------------   ------------   ------------
        Total dividends and distributions to shareholders...     1,235,347     (1,798,781)    (6,686,888)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     8,608,784      5,254,489      7,170,659
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................     1,230,150      1,785,550      6,617,744
                                                              ------------   ------------   ------------
                                                                 9,838,934      7,040,039     13,788,403
    Cost of shares redeemed:
      No-Load Class.........................................   (10,853,336)   (22,357,552)   (58,273,081)
                                                              ------------   ------------   ------------
      Decrease in net assets derived from capital share
        transactions........................................    (1,014,402)   (15,317,513)   (44,484,678)
                                                              ------------   ------------   ------------
      Net decrease in net assets............................    (1,222,576)   (11,859,861)   (51,696,565)
NET ASSETS:
  Beginning of period.......................................    65,308,855     77,168,716    128,865,281
                                                              ------------   ------------   ------------
  End of period.............................................  $ 64,086,279   $ 65,308,855   $ 77,168,716
                                                              ============   ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $     31,587   $         --   $         --
                                                              ============   ============   ============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                           -----------------------------------------------------------------------------
                                            JANUARY 1, 2001                     YEAR ENDED DECEMBER 31
                                                THROUGH        ---------------------------------------------------------
                                           OCTOBER 31, 2001*     2000        1999        1998        1997        1996
                                           -----------------   ---------   ---------   ---------   ---------   ---------
Net asset value at beginning of period...      $  20.82        $  19.53    $  21.37    $  22.15    $  21.00    $  20.59
                                               --------        --------    --------    --------    --------    --------
Net investment income....................          0.45(b)         0.55        0.58        0.61        0.66        0.78
Net realized and unrealized gain (loss)
 on investments..........................         (0.08)           1.29       (0.68)       1.14        4.14        1.85
                                               --------        --------    --------    --------    --------    --------
Total from investment operations.........          0.37            1.84       (0.10)       1.75        4.80        2.63
                                               --------        --------    --------    --------    --------    --------
Less dividends and distributions:
From net investment income...............         (0.41)          (0.55)      (0.58)      (0.61)      (0.66)      (0.78)
From net realized gain on investments....            --              --       (1.16)      (1.84)      (2.99)      (1.44)
In excess of net realized gain on
 investments.............................            --              --          --       (0.08)         --          --
                                               --------        --------    --------    --------    --------    --------
Total dividends and distributions........         (0.41)          (0.55)      (1.74)      (2.53)      (3.65)      (2.22)
                                               --------        --------    --------    --------    --------    --------
Net asset value at end of period.........      $  20.78        $  20.82    $  19.53    $  21.37    $  22.15    $  21.00
                                               ========        ========    ========    ========    ========    ========
Total investment return..................          1.80%(a)        9.64%      (0.36%)      8.03%      23.40%      12.91%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...................          2.59%+(b)       2.77%       2.61%       2.76%       2.85%       3.56%
 Net expenses............................          0.94%+          0.95%#      0.94%       0.87%       0.84%       0.80%
 Expenses (before reimbursement).........          0.96%+            --          --        0.97%       1.04%#      1.00%
Portfolio turnover rate..................            48%             73%         33%         70%         47%         72%
Net assets at end of period (in 000's)...      $ 64,086        $ 65,309    $ 77,169    $128,865    $ 84,246    $ 83,825

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 # Includes custody fees and other expenses paid indirectly which amounted to 0.01% and less than 0.01% of average net assets, respectively.
 +  Annualized.
(a) Total return is not annualized.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.09%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse International Equity Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2001, most international stock markets faced severe setbacks. Of the countries in the MSCI EAFE Index,(1) only Australia and New Zealand had positive results in local currency terms and only New Zealand earned a positive return in U.S. dollar terms. Several nations incurred losses over 30% in U.S. dollar terms, and on that basis, Finnish and Swedish stocks declined more than 40%. Contractions in capital spending within the technology and telecommunications sectors contributed to the declines, but several other sectors also suffered.

Asian nations were hard hit by the continued decline in technology spending. Despite a fiscal stimulus package in Japan, the country's economy continued to flounder. Within the Pacific Rim, the relative strength of Australia and New Zealand may have resulted from a greater dependence on natural resources than on technology.

During the 12 months ended October 31, 2001, many central banks eased monetary policy, seeking to avert a global economic recession. The effects may take some time to filter into various economies and results may differ from country to country. The terrorist attacks of September 11, 2001, affected stock markets around the world. Many nations staged a modest recovery in October, but not enough to bring their 12-month returns into positive territory.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse International Equity Fund No-Load Class shares returned -16.49% and Service Class shares returned -16.61%. These results compared favorably with the -26.39% return of the average Lipper(2) international fund over the same period. Both share classes outperformed the -24.93% return of the MSCI EAFE Index for the 12 months ended October 31, 2001.

The Fund's strong relative performance resulted primarily from a shift to a bottom-up investment approach that uses proprietary, quantitative, and qualitative tools to individually identify attractive companies. When this change was implemented, we substantially reduced the number of issues in the Fund's portfolio and allowed the top 10 holdings to account for a larger percentage of portfolio assets. Following the shift, which occurred in mid-July 2001, the Fund's individual stock selection caused the Fund to have its largest sector exposures in financial services, pharmaceuticals, utilities, and consumer nondurables.

The Fund remained defensively positioned, with underweighted positions in technology and telecommunications, which proved beneficial in a period when these sectors showed little opportunity potential.

In the third calendar quarter of 2001, the Fund benefited from overweighted positions in consumer staples, pharmaceuticals, and utilities and from underweighted positions in information technology, telecommunications services, and energy. The Fund's largest holding, Hong Kong Electric, is a regulated utility that earned 1.9% in the third calendar quarter of 2001--a period when all major markets showed negative results.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.
(1) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

In October 2001, international equity markets showed considerable resilience, with the MSCI EAFE Index returning 2.56% in U.S. dollar terms. Although the market appears to have an appetite for high-risk technology and commodity cyclical sectors, we are not persuaded that the risk/reward profile of these companies is appropriate for the Fund at this time. We continue to prefer sectors with the potential for greater stability, such as utilities and consumer staples. In a declining rate environment, the Fund has also made substantial commitments to banking issues.

As a result of the Fund's bottom-up stock selection process, as of October 31, 2001, the Fund's largest country allocations were in the United Kingdom, Switzerland, Belgium, and France. Investors should recall, however, that the portfolio is no longer managed on a "country-first" approach.

LOOKING AHEAD

By one definition, the United States has been in recession since March 2001. It's likely that central banks elsewhere will continue to ease monetary policy as they seek to avoid a global recession. How successful such efforts may be, however, remains to be seen.

We intend to remain alert for selective opportunities among stocks that may benefit from an eventual economic recovery around the world. In the meantime, regardless of where the markets or the global economy may move, the Fund will continue to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income will remain a secondary objective.

RUPAL BHANSALI
Portfolio Manager
MacKay Shields LLC

                              $10,000 INVESTED IN
                    ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
                                MSCI EAFE INDEX



                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
7/31/92                                                                  $ 10000                            $ 10000
92                                                                          9463                               9871
93                                                                         11831                              13569
94                                                                         12820                              14939
95                                                                         13739                              14882
96                                                                         15400                              16441
97                                                                         16238                              17201
98                                                                         19877                              18860
99                                                                         25603                              23205
00                                                                         20487                              22534
10/31/01                                                                   16718                              16917



                              $10,000 INVESTED IN
                    ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
                                MSCI EAFE INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
7/31/92                                                                  $ 10000                            $ 10000
92                                                                          9463                               9871
93                                                                         11831                              13569
94                                                                         12820                              14939
95                                                                         13699                              14882
96                                                                         15287                              16441
97                                                                         16032                              17201
98                                                                         19591                              18860
99                                                                         25159                              23205
00                                                                         20075                              22534
10/31/01                                                                   16383                              16917

- ECLIPSE INTERNATIONAL EQUITY FUND  -- MSCI EAFE INDEX
Source: Lipper, Inc., 10/31/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 7/31/92.*

                                                             AVERAGE ANNUAL TOTAL RETURNS*
                     PERFORMANCE                                AS OF OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------
                                                        ONE YEAR   FIVE YEARS      TEN YEARS
-----------------------------------------------------------------------------------------------
Eclipse International Equity Fund No-Load Class*         -16.49%      2.58%           5.71%
Eclipse International Equity Fund Service Class*(,+)     -16.61       2.29            5.48
Average Lipper international fund(++)                    -26.39       1.82            5.95
MSCI EAFE Index(sec.)                                    -24.93       0.57            5.85

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                YEAR ENDED                                TEN MONTHS ENDED   YEAR ENDED   YEAR ENDED
                                               DECEMBER 31                                   OCTOBER 31      OCTOBER 31   OCTOBER 31

                  1992        1993       1994       1995        1996       1997       1998       1999           2000         2001
                  ----        ----       ----       ----        ----       ----       ----       ----           ----         ----
TOTAL RETURN(+)    -5.37%     25.03%      8.36%      7.17%      12.09%      5.44%     22.41%     11.23%         -9.44%       -16.49%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
* The inception date of Eclipse International Equity Fund's predecessor separate account ("Separate Account") is 7/31/92. Performance figures, and, in the case of the graphs reflecting the investment of $10,000, investment results include the historical performance of the Separate Account for the period prior to Eclipse International Equity Fund's commencement of operations on 1/1/95. MacKay Shields LLC, Eclipse International Equity Fund's subadvisor, served as investment advisor to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of Eclipse International Equity Fund. Performance figures and investment results for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of Eclipse International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

+ Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Morgan Stanley Capital International Europe, Australasia, and Far East
     Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all dividend and capital gain distributions. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INTERNATIONAL EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

COMMON STOCKS (98.6%)+
                                   SHARES        VALUE
                                  ---------------------
BELGIUM (11.0%)
Dexia (business & public
 services)......................    58,373    $   900,084
Electrabel, S.A. (utilities-
 electrical & gas)..............     2,912        609,436
Fortis AG (insurance)...........    32,864        775,060
                                              -----------
                                                2,284,580
                                              -----------
DENMARK (0.5%)
Novo Nordisk A/S Class B (health
 & personal care)...............     2,802        113,623
                                              -----------
FINLAND (5.2%)
Nokia, Corp. ADR
 (telecommunications) (b).......     1,462         29,986
Nokia Oyj Class A (electrical &
 electronics)...................    23,111        483,261
Nordea AB FDR (banking) (c).....   125,487        558,006
                                              -----------
                                                1,071,253
                                              -----------
FRANCE (10.0%)
Aventis, S.A. (health & personal
 care)..........................     5,619        413,485
BNP Paribas, S.A. (banking).....     2,577        214,338
Groupe Danone, S.A. (food &
 household products)............     2,828        327,112
L'Oreal, S.A. (health & personal
 care)..........................     3,354        231,564
M6 Metropole Television, S.A.
 (broadcasting & publishing)....     1,066         22,070
Sanofi-Synthelabo, S.A. (health
 & personal care)...............     4,691        309,305
Societe Generale, S.A. Class A
 (banking)......................     1,677         83,855
Suez, S.A. (business & public
 services)......................    11,425        359,226
Total Fina Elf, S.A. (energy
 sources).......................       815        114,445
                                              -----------
                                                2,075,400
                                              -----------
GERMANY (3.4%)
Bayerische Motoren Werke (BMW)
 AG (automobiles)...............    11,233        333,675
Deutsche Boerse AG (financial
 services)......................     7,046        244,818
E.On AG (utilities-electrical &
 gas)...........................     2,637        136,487
                                              -----------
                                                  714,980
                                              -----------
HONG KONG (8.6%)
Hang Seng Bank, Ltd. (banking)..    14,400        144,466
Hongkong Electric Holdings Ltd.
 (utilities-electrical & gas)...   328,500      1,246,653
Yue Yuen Industrial Holdings,
 Ltd. (recreation & other
 consumer goods)................   201,000        402,012
                                              -----------
                                                1,793,131
                                              -----------

                                    SHARES       VALUE
                                   ---------------------

INDIA (2.1%)
ITC, Ltd. GDR (beverages &
 tobacco) (a)(e)................    30,200    $   432,328
                                              -----------
IRELAND (1.1%)
Bank of Ireland (banking).......    25,371        226,778
                                              -----------
ITALY (1.4%)
ENI S.p.A. (energy sources).....     8,822        110,540
Italgas S.p.A.
 (utilities-electrical & gas)...    13,450        114,169
San Paolo-IMI S.p.A.
 (banking)......................     5,900         61,978
                                              -----------
                                                  286,687
                                              -----------
JAPAN (7.7%)
Canon, Inc. (data processing &
 reproduction)..................    20,000        581,348
Canon, Inc. ADR (data processing
 & reproduction)................     6,614        193,592
Fanuc, Ltd. (electronic
 components & instruments)......     1,500         62,462
Kao, Corp. (health & personal
 care)..........................     2,000         47,357
Rohm Co., Ltd. (electronic
 components & instruments)......       100         10,639
Secom Co., Ltd. (business &
 public services)...............     1,000         52,011
Shizuoka Bank, Ltd. (The)
 (banking)......................     8,000         59,180
Takeda Chemical Industries, Ltd.
 (health & personal care).......     6,000        290,511
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care)..........................    10,000        296,390
                                              -----------
                                                1,593,490
                                              -----------
LUXEMBOURG (0.1%)
RTL Group (broadcasting &
 publishing)....................       457         13,986
                                              -----------
NETHERLANDS (3.9%)
TPG N.V. (business & public
 services)......................    21,637        423,029
Unilever (CVA) N.V. (food &
 household products)............     6,432        336,963
Wolters Kluwer N.V.
 (broadcasting & publishing)....     2,651         55,648
                                              -----------
                                                  815,640
                                              -----------
SINGAPORE (1.6%)
DBS Group Holdings, Ltd.
 (banking)......................    58,000        330,656
                                              -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES       VALUE
                                  -----------------------
SPAIN (5.6%)
Banco Popular Espanol, S.A.
 (banking)......................    19,500    $   654,722
Iberdrola, S.A. (utilities-
 electrical & gas)..............    37,840        520,120
                                              -----------
                                                1,174,842
                                              -----------
SWEDEN (1.1%)
Pharmacia Corp. SDR (health &
 personal care) (d).............     5,585        223,308
                                              -----------
SWITZERLAND (12.0%)
Adecco, S.A. Registered
 (business & public services)...     4,435        196,230
Nestle, S.A. Registered (food &
 household products)............     4,792        994,148
Novartis AG Registered (health &
 personal care).................    14,876        556,695
UBS AG Registered (banking).....    15,930        740,420
                                              -----------
                                                2,487,493
                                              -----------
UNITED KINGDOM (23.3%)
Boots Co. PLC (merchandising)...    34,522        303,608
Diageo PLC (beverages &
 tobacco).......................    65,914        657,779
Exel PLC
 (transportation-airlines)......    55,879        557,230
GlaxoSmithKline PLC (health &
 personal care).................    23,471        631,197
Hays PLC (business & public
 services)......................    44,372        106,266
Lloyds TSB Group PLC (banking)..    55,550        560,409
Reckitt Benckiser PLC (food &
 household products)............    31,332        437,241
Rentokil Initial PLC (business &
 public services)...............    91,383        328,778
Royal Bank of Scotland Group PLC
 (banking)......................         1             24
Tesco PLC (merchandising).......    33,769        119,040
United Utilities PLC (business &
 public services)...............    36,439        329,472
Vodafone Group PLC
 (telecommunications)...........   191,356        442,284
WPP Group PLC (business & public
 services)......................    41,461        375,181
                                              -----------
                                                4,848,509
                                              -----------
Total Common Stocks
 (Cost $21,932,531).............               20,486,684
                                              -----------

PREFERRED STOCK (0.6%)              SHARES       VALUE
                                  -----------------------
GERMANY (0.6%)
Porsche AG
 E1.53
 (automobiles) (h)..............       440    $   122,780
                                              -----------
Total Preferred Stock
 (Cost $107,544)................                  122,780
                                              -----------
INVESTMENT COMPANY (0.3%)

UNITED STATES (0.3%)
Merrill Lynch Premier
 Institutional Fund (financial
 services)......................    60,000         60,000
                                              -----------
Total Investment Company
 (Cost $60,000).................                   60,000
                                              -----------
Total Investments
 (Cost $22,100,075) (f).........      99.5%    20,669,464(g)
Cash and Other Assets, Less
 Liabilities....................       0.5         95,566
                                   -------    -----------
Net Assets......................     100.0%   $20,765,030
                                   =======    ===========

------------
(a) May be sold to institutional investors only.
(b) ADR--American Depositary Receipt.
(c) FDR--Finnish Depositary Receipt.
(d) SDR--Swedish Depositary Receipt.
(e) GDR--Global Depositary Receipt.
(f) The cost for federal income tax purposes is $22,188,017.
(g) At October 31, 2001 net unrealized depreciation for securities was $1,518,553, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $646,386 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,164,939.
(h) E--Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

The table below sets forth the diversification of International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Automobiles..................   $   456,455       2.2%
Banking......................     3,634,832      17.5
Beverages & Tobacco..........     1,090,107       5.2
Broadcasting & Publishing....        91,704       0.4
Business & Public Services...     3,070,277      14.8
Data Processing &
  Reproduction...............       774,940       3.7
Electrical & Electronics.....       483,261       2.3
Electronic Components &
  Instruments................        73,101       0.4
Energy Sources...............       224,985       1.1
Financial Services...........       304,818       1.5
Food & Household Products....     2,095,464      10.1
Health & Personal Care.......     3,113,435      15.0
Insurance....................       775,060       3.7
Merchandising................       422,648       2.0
Recreation & Other Consumer
  Goods......................       402,012       1.9
Telecommunications...........       472,270       2.3
Transportation-Airlines......       557,230       2.7
Utilities-Electrical & Gas...     2,626,865      12.7
                                -----------     -----
                                 20,669,464      99.5
Cash and Other Assets,
  Less Liabilities...........        95,566       0.5
                                -----------     -----
Net Assets...................   $20,765,030     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001


ASSETS:
 Investment in securities, at value (identified
   cost $22,100,075)..............................  $ 20,669,464
 Cash denominated in foreign currencies
   (identified cost $185,560).....................       186,322
 Cash.............................................        19,559
 Receivables:
   Investment securities sold.....................       261,969
   Dividends and interest.........................       210,493
   Manager........................................           633
                                                    ------------
       Total assets...............................    21,348,440
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................       527,848
   Custodian......................................        17,030
   Transfer agent.................................        10,487
 Accrued expenses.................................        28,045
                                                    ------------
       Total liabilities..........................       583,410
                                                    ------------
 Net assets.......................................  $ 20,765,030
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $      2,364
   Service Class..................................            38
 Additional paid-in capital.......................    27,673,804
 Accumulated undistributed net investment income..       529,145
 Accumulated net realized loss on investments.....    (5,958,846)
 Net unrealized depreciation on investments.......    (1,430,611)
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts......................................       (50,864)
                                                    ------------
 Net assets.......................................  $ 20,765,030
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $ 20,444,968
                                                    ============
 Shares of capital stock outstanding..............     2,364,037
                                                    ============
 Net asset value per share outstanding............  $       8.65
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $    320,062
                                                    ============
 Shares of capital stock outstanding..............        37,588
                                                    ============
 Net asset value per share outstanding............  $       8.52
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2001


INVESTMENT INCOME:
 Income:
   Dividends (a)..................................  $  1,149,024
   Interest.......................................        89,621
                                                    ------------
       Total income...............................     1,238,645
                                                    ------------
 Expenses:
   Manager........................................       624,258
   Custodian......................................        69,411
   Professional...................................        61,719
   Transfer agent.................................        46,722
   Registration...................................        27,601
   Shareholder communication......................         6,718
   Directors......................................         2,853
   Service........................................         1,230
   Miscellaneous..................................        40,148
                                                    ------------
       Total expenses before
        reimbursement.............................       880,660
   Expense reimbursement from Manager.............      (122,977)
                                                    ------------
       Net expenses...............................       757,683
                                                    ------------
 Net investment income............................       480,962
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions..........................    (9,456,735)
   Option transactions............................       358,623
   Foreign currency transactions..................      (341,240)
                                                    ------------
 Net realized loss on investments and foreign
   currency transactions..........................    (9,439,352)
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions..........................   (10,717,840)
   Written call option transactions...............       (82,423)
   Translation of other assets and liabilities in
     foreign currencies and foreign currency
     forward contracts............................     1,333,903
                                                    ------------
 Net unrealized loss on investments and foreign
   currency transactions..........................    (9,466,360)
                                                    ------------
 Net realized and unrealized loss on investments
   and foreign currency transactions..............   (18,905,712)
                                                    ------------
 Net decrease in net assets resulting from
   operations.....................................  $(18,424,750)
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $137,740.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                  2001            2000
                                                              -------------   -------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $     480,962   $     616,639
    Net realized gain (loss) on investments and foreign
     currency transactions..................................     (9,439,352)      9,434,868
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........     (9,466,360)    (24,787,595)
                                                              -------------   -------------
    Net decrease in net assets resulting from operations....    (18,424,750)    (14,736,088)
                                                              -------------   -------------
  Distributions to shareholders:
    From net realized gain on investments:
      No-Load Class.........................................    (13,359,265)     (6,179,521)
      Service Class.........................................        (88,475)        (21,785)
                                                              -------------   -------------
        Total distributions to shareholders.................    (13,447,740)     (6,201,306)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     75,324,015      60,734,333
      Service Class.........................................      3,715,884          31,691
    Net asset value of shares issued to shareholders in
     reinvestment of distributions:
      No-Load Class.........................................     13,357,197       6,178,334
      Service Class.........................................         88,469          21,782
                                                              -------------   -------------
                                                                 92,485,565      66,966,140
    Cost of shares redeemed:
      No-Load Class.........................................   (177,829,048)    (57,654,290)
      Service Class.........................................     (3,820,815)       (171,481)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (89,164,298)      9,140,369
                                                              -------------   -------------
      Net decrease in net assets............................   (121,036,788)    (11,797,025)
NET ASSETS:
  Beginning of year.........................................    141,801,818     153,598,843
                                                              -------------   -------------
  End of year...............................................  $  20,765,030   $ 141,801,818
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    year....................................................  $     529,145   $     404,214
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                       NO-LOAD     SERVICE       NO-LOAD     SERVICE     NO-LOAD     SERVICE
                                                        CLASS       CLASS         CLASS       CLASS       CLASS       CLASS
                                                       --------    --------     ---------    --------   ---------    --------
                                                                                                           JANUARY 1, 1999
                                                            YEAR ENDED               YEAR ENDED                THROUGH
                                                         OCTOBER 31, 2001         OCTOBER 31, 2000        OCTOBER 31, 1999*
                                                       --------------------     ---------------------   ---------------------
Net asset value at beginning of period.............    $ 11.44     $  11.30     $  13.10     $  12.97   $  11.81     $  11.72
                                                       --------    --------     ---------    --------   ---------    --------
Net investment income..............................       0.07(a)      0.07(a)      0.05         0.02       0.10         0.05
Net realized and unrealized gain (loss) on
 investments.......................................      (1.85)       (1.84)       (0.81)       (0.79)      1.30         1.31
Net realized and unrealized gain (loss) on foreign
 currency transactions.............................       0.09         0.09        (0.37)       (0.37)     (0.08)       (0.08)
                                                       --------    --------     ---------    --------   ---------    --------
Total from investment operations...................      (1.69)       (1.68)       (1.13)       (1.14)      1.32         1.28
                                                       --------    --------     ---------    --------   ---------    --------
Less dividends and distributions:
From net investment income and net realized gain on
 foreign currency transactions.....................         --           --           --           --         --           --
From net realized gain on investments..............      (1.10)       (1.10)       (0.53)       (0.53)        --           --
In excess of net investment income.................         --           --           --           --      (0.03)       (0.03)
                                                       --------    --------     ---------    --------   ---------    --------
Total dividends and distributions..................      (1.10)       (1.10)       (0.53)       (0.53)     (0.03)       (0.03)
                                                       --------    --------     ---------    --------   ---------    --------
Net asset value at end of period...................    $  8.65     $   8.52     $  11.44     $  11.30   $  13.10     $  12.97
                                                       ========    ========     =========    ========   =========    ========
Total investment return............................     (16.49%)     (16.61%)      (9.44%)      (9.62%)    11.23%(b)    10.96%(b)
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................       0.67%        0.42%        0.38%        0.13%      1.00%+       0.75%+
 Net expenses......................................       1.03%        1.28%        1.03%        1.28%      1.01%+       1.26%+
 Expenses (before reimbursement)...................       1.20%        1.45%        1.03%        1.28%      1.01%+       1.26%+
Portfolio turnover rate............................         55%          55%          39%          39%        35%          35%
Net assets at end of period (in 000's).............    $20,445     $    320     $141,316     $    486   $152,928     $    671

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

     NO-LOAD    SERVICE     NO-LOAD    SERVICE     NO-LOAD    SERVICE
      CLASS      CLASS       CLASS      CLASS       CLASS      CLASS
    ---------   --------   ---------   --------   ---------   --------
                          YEAR ENDED DECEMBER 31
    ------------------------------------------------------------------
            1998                   1997                   1996
    --------------------   --------------------   --------------------
    $   9.93    $   9.85   $  10.63    $  10.58   $  10.35    $  10.33
    ---------   --------   ---------   --------   ---------   --------
        0.13        0.11       1.14        1.11       0.64        0.62
        2.12        2.11      (0.10)      (0.10)      0.09        0.09
       (0.03)      (0.03)     (0.49)      (0.52)      0.51        0.48
    ---------   --------   ---------   --------   ---------   --------
        2.22        2.19       0.55        0.49       1.24        1.19
    ---------   --------   ---------   --------   ---------   --------
       (0.24)      (0.22)     (0.96)      (0.93)     (0.84)      (0.82)
          --          --      (0.29)      (0.29)     (0.12)      (0.12)
       (0.10)      (0.10)        --          --         --          --
    ---------   --------   ---------   --------   ---------   --------
       (0.34)      (0.32)     (1.25)      (1.22)     (0.96)      (0.94)
    ---------   --------   ---------   --------   ---------   --------
    $  11.81    $  11.72   $   9.93    $   9.85   $  10.63    $  10.58
    =========   ========   =========   ========   =========   ========
       22.41%      22.20%      5.44%       4.88%     12.09%      11.59%
        1.14%       0.89%      1.23%       0.98%      0.83%       0.58%
        1.00%       1.25%      1.00%       1.25%      1.00%       1.25%
        1.03%       1.28%      1.04%       1.29%      1.07%       1.32%
          51%         51%        37%         37%        23%         23%
    $140,630    $    675   $113,774    $    607   $126,280    $    725

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse EAFE Index Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2001, investor worries over a worldwide economic slowdown drove global markets to their lowest levels in years. The MSCI World Index(1) lost 25.24%--or more than a quarter of its value--over the 12-month period.

In the United States, sharp cuts in business investment, shrinking industrial production, accelerating unemployment, and the tragic events of September 11, 2001, dampened consumer confidence. At the end of October 2001, this important economic indicator was at its lowest level in five years. During the 12-month period, U.S. gross domestic product slowed, and preliminary estimates have placed it in negative territory for the third calendar quarter of 2001. In a tightly knit global community, weakness in the U.S. economy was quickly felt in other markets, which led to increased concern over the possibility of a global recession.

Europe, which was once considered a bright spot, has experienced alarmingly sluggish results, particularly in the German economy. East Asia is suffering the effects of the technology slowdown in the United States, which has resulted in fewer orders for parts and equipment. Japan, which is in its fourth recession in 10 years, has been unable to sustain export volume as overseas demand has dwindled.

On a positive note, central banks around the globe have been working to stabilize the situation. In the U.S., the Federal Reserve has lowered the targeted federal funds rate nine times in the first 10 months of 2001--for a total reduction of 4.00%. The European Central Bank has been hesitant to cut rates as quickly, fearing inflationary pressures, but has also taken accommodative measures. The central banks of the United Kingdom, Switzerland, and Sweden have also eased monetary policy. This global effort is expected to continue, as central banks seek to foster global economic stability.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, Eclipse EAFE Index Fund returned -25.84% for No-Load Class shares and -26.20% for Service Class shares. Both share classes outperformed the -26.39% return of the average Lipper(2) international fund over the same period. Both share classes underperformed the -24.93% return of the MSCI EAFE Index(3) for the 12 months ended October 31, 2001. Since the Fund faces real-world expenses that a hypothetical index does not, investors should expect the Fund to slightly underperform the Index.

As the decline in U.S. technology stocks widened to include other industries, the impact was felt around the world--with lower order volume, increased inventories, and reduced industrial output. For the 12 months ended October 31, 2001, of the 21 countries in the MSCI EAFE Index, only New Zealand and Australia provided positive returns in local currency terms--and only New Zealand had positive results in U.S. dollar terms.

Within the nations of the MSCI EAFE Index, the top-performing markets over the 12-month period were New Zealand (+6.35%), Australia (-1.18%), Austria (-6.24%) Ireland (-8.18%), and Belgium (-13.64%). The worst-performing markets over the same period were Finland (-43.79%), Sweden (-42.55%), Singapore (-36.50%), Japan (-32.58%), and Germany (-30.40%). All returns are expressed

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds seek to match their indices, unlike other funds, which generally seek to beat an index or indices. Investments in foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.
(1) The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that is considered generally representative of the global equity market. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(3) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

in U.S. dollar terms. Companies in information technology and telecommunications services led the decline, with industrial and financial firms also contributing to the setbacks. With only a handful of exceptions, U.S. dollar returns were higher than results in local currency terms.

The Fund does not seek to emphasize markets based on their relative performance or growth potential. Instead, it seeks to reflect the performance of the MSCI EAFE Index--in both up and down markets--by investing in a representative basket of securities in each of the markets included in the Index.

LOOKING AHEAD

The global economic outlook remains generally pessimistic, despite widespread central bank easing. Under at least one definition, the U.S. economy has been in recession since March 2001, when employment, industrial production, and other key indicators all began to contract. There is a high likelihood that other nations will be swept along in this negative trend, but we do not know how long it will last.

As monetary easing works its way into economies around the world, there is potential for renewed growth. Lower borrowing costs may make it easier for corporations to fund the plant and equipment needed to increase productivity and output. With consumer confidence at recent lows, we believe that at some point market sentiment will turn.

Regardless of what the global economy or individual markets and currencies bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the MSCI EAFE Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                            ECLIPSE EAFE INDEX FUND
                             VERSUS MSCI EAFE INDEX



                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                  ECLIPSE EAFE INDEX FUND                MSCI EAFE INDEX
                                                                  -----------------------                ---------------
10/31/91                                                                 $ 10000                            $ 10000
92                                                                          8683                               8678
93                                                                         11199                              11929
94                                                                         11964                              13134
95                                                                         13044                              13084
96                                                                         13884                              14454
97                                                                         13940                              15123
98                                                                         16609                              16581
99                                                                         20964                              20401
00                                                                         17901                              19810
10/31/01                                                                   13346                              14872



                              $10,000 INVESTED IN
                            ECLIPSE EAFE INDEX FUND
                             VERSUS MSCI EAFE INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                  ECLIPSE EAFE INDEX FUND                MSCI EAFE INDEX
                                                                  -----------------------                ---------------
10/31/91                                                                 $ 10000                            $ 10000
92                                                                          8683                               8678
93                                                                         11199                              11929
94                                                                         11964                              13134
95                                                                         12996                              13084
96                                                                         13824                              14454
97                                                                         13834                              15123
98                                                                         16439                              16581
99                                                                         20706                              20401
00                                                                         17641                              19810
10/31/01                                                                   13103                              14872

-ECLIPSE  EAFE INDEX FUND  -- MSCI EAFE INDEX
Source: Lipper Inc., 10/31/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/91.

                                           AVERAGE ANNUAL TOTAL RETURNS*
              PERFORMANCE                     AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------
                                         ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------
Eclipse EAFE Index Fund No-Load Class     -25.84%     -0.28%       2.93%
Eclipse EAFE Index Fund Service
 Class(+)                                 -26.20      -0.53        2.74
Average Lipper international fund(++)     -26.39       1.82        5.66
MSCI EAFE Index(sec.)                     -24.93       0.57        4.05

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                              YEAR ENDED                                TEN MONTHS ENDED   YEAR ENDED   YEAR ENDED
                                              DECEMBER 31                                   OCTOBER 31     OCTOBER 31   OCTOBER 31

                 1991      1992      1993      1994     1995     1996     1997      1998       1999          2000           2001
                 ----      ----      ----      ----     ----     ----     ----      ----       ----          ----           ----
TOTAL RETURN*    10.1%    -12.22%    28.97%    6.83%    9.03%    6.45%    0.40%     19.15%     12.31%        -3.52%        -25.84%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.
++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
sec. The Morgan Stanley Capital International Europe, Australasia, and Far East
     Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Results assume the reinvestment of all dividend and capital gain distributions. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE EAFE INDEX FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001

    COMMON STOCKS (91.2%)+        SHARES        VALUE
                                 -----------------------
AUSTRALIA (2.7%)
AMP, Ltd. (insurance)..........     5,737    $    52,077
BHP, Ltd. (energy sources).....    19,681         88,385
Boral, Ltd. (building materials
 & components).................     5,471          8,997
Brambles Industries, Ltd.
 (business & public
 services).....................     9,785         53,598
Coles Myer, Ltd.
 (merchandising)...............    12,025         46,020
Commonwealth Bank of Australia
 (banking).....................     6,658         99,779
Lend Lease Corp., Ltd. (real
 estate).......................     4,835         27,094
National Australia Bank, Ltd.
 (banking).....................     7,566        116,317
News Corp., Ltd. (The)
 (broadcasting &
 publishing)...................    10,820         74,438
OneSteel, Ltd.
 (metals-steel)................     3,031          1,535
Pacific Dunlop, Ltd. (multi-
 industry).....................    13,161          5,427
Rio Tinto, Ltd.
 (metals-nonferrous)...........     3,205         51,590
Telstra Corp., Ltd.
 (telecommunications)..........    38,162         95,382
Wesfarmers, Ltd. (multi-
 industry).....................       735         11,015
Westpac Banking Corp., Ltd.
 (banking).....................    10,150         75,545
WMC, Ltd. (metals-
 nonferrous)...................    10,972         51,481
                                             -----------
                                                 858,680
                                             -----------
AUSTRIA (0.0%) (b)
Flughafen Wien AG (business &
 public services)..............       148          3,490
Generali Holding Vienna AG
 (insurance)...................        74         10,258
                                             -----------
                                                  13,748
                                             -----------
BELGIUM (0.6%)
Electrabel, S.A.
 (utilities-electrical &
 gas)..........................       310         64,878
Fortis AG (insurance)..........     2,968         69,997
KBC Bancassurance Holding N.V.
 (banking).....................     1,923         52,795
                                             -----------
                                                 187,670
                                             -----------
CANADA (0.1%)
Alcan, Inc.
 (miscellaneous-materials &
 commodities)..................     1,026         31,485
                                             -----------
DENMARK (0.9%)
A/S Dampskibsselskabet
 Svendborg Class B
 (transportation-shipping).....         6         53,737
Dampskibsselskabet af 1912 AS
 Class B (transportation-
 shipping).....................         8         54,631

                                   SHARES          VALUE
                                 -----------------------

DENMARK (CONTINUED)
Danske Bank AS (banking).......     1,990    $    29,464
FLS Industries AS Class B
 (machinery & engineering).....       335          2,976
Novo Nordisk AS Class B (health
 & personal care)..............     2,325         94,280
Novozymes AS Class B (health &
 personal care)................       465          9,386
TDC AS (telecommunications)....     1,200         41,191
                                             -----------
                                                 285,665
                                             -----------
FINLAND (1.6%)
Kesko Oyj Class B (wholesale &
 international trade)..........       900          7,494
Kone Oyj Corp. Class B
 (machinery & engineering).....       222         15,185
Nokia Oyj Class A (electrical &
 electronics)..................    20,696        432,762
Pohjola Group Insurance Corp.
 Class B (insurance)...........       229          4,226
Sonera Oyj
 (telecommunications)..........     4,600         26,169
Wartsila Oyj Class B (multi-
 industry).....................       339          6,103
                                             -----------
                                                 491,939
                                             -----------
FRANCE (10.5%)
Accor, S.A. (leisure &
 tourism)......................     1,196         37,540
Air Liquide, S.A.
 (chemicals)...................     1,263        170,305
Alcatel, S.A. (electrical &
 electronics)..................     5,306         80,097
Aventis, S.A. (health &
 personal care)................     3,292        242,248
AXA, S.A. (insurance)..........     7,208        157,665
BNP Paribas, S.A. (banking)....     1,871        155,618
Bouygues, S.A. (construction &
 housing)......................     1,972         60,353
Canal Plus, S.A. (broadcasting
 & publishing).................       748          2,303
Cap Gemini, S.A. (business &
 public services)..............       680         38,256
Carrefour, S.A.
 (merchandising)...............     3,288        168,258
Casino Guichard-Perrachon, S.A.
 (merchandising)...............       542         40,567
Compagnie de Saint-Gobain, S.A.
 (building materials &
 components)...................       412         57,298
Dassault Systemes, S.A.
 (business & public
 services).....................       746         29,788
France Telecom, S.A.
 (telecommunications)..........     4,733        176,679
Groupe Danone, S.A. (food &
 household products)...........       605         69,980
Lafarge, S.A. (building
 materials & components).......       640         56,860
Lagardere S.C.A., S.A. (multi-
 industry).....................       898         31,670
L'Oreal, S.A. (health &
 personal care)................     2,786        192,349

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                   SHARES          VALUE
                                 -----------------------
FRANCE (CONTINUED)
LVMH (Louis Vuitton Moet
 Hennessy), S.A. (recreation &
 other consumer goods).........     2,319    $    81,765
Michelin (CGDE), S.A. Class B
 (industrial components).......       760         23,486
Pinault-Printemps-Redoute, S.A.
 (merchandising)...............       598         68,847
PSA Peugeot Citroen, S.A.
 (automobiles).................     1,320         53,647
Sagem, S.A. (electrical &
 electronics)..................       263         12,251
Sanofi-Synthelabo, S.A. (health
 & personal care)..............     3,228        212,841
Schneider Electric, S.A.
 (electrical & electronics)....       752         30,109
Societe Generale, S.A. Class A
 (banking).....................     1,945         97,256
STMicroelectronics N.V.
 (electronic components &
 instruments)..................     4,350        122,951
Suez, S.A. (business & public
 services).....................     5,070        159,412
Thales, S.A. (aerospace &
 military technology)..........     1,071         41,175
Total Fina Elf, S.A. (energy
 sources)......................     2,950        414,248
Valeo, S.A. (industrial
 components)...................       443         15,153
Vivendi Universal, S.A. (multi-
 industry).....................     4,594        214,621
                                             -----------
                                               3,315,596
                                             -----------
GERMANY (7.6%)
Adidas-Salomon AG (recreation &
 other consumer goods).........       450         25,357
Allianz AG Registered
 (insurance)...................     1,006        236,257
BASF AG Registered
 (chemicals)...................     2,984        100,458
Bayer AG (chemicals)...........     3,617        106,140
Bayerische Hypo-und Vereinsbank
 AG (banking)..................     2,464         74,745
Beiersdorf AG (health &
 personal care)................       596         66,632
DaimlerChrysler AG
 (automobiles).................     4,735        165,160
Deutsche Bank AG (banking).....     2,600        143,934
Deutsche Lufthansa AG
 (transportation-airlines).....     2,800         28,985
Deutsche Telekom AG
 (telecommunications)..........    13,500        207,799
Dresdner Bank AG (banking).....     2,450         89,538
E.On AG (utilities-electrical &
 gas)..........................     2,986        154,551
Fresenius Medical Care AG
 (business & public
 services).....................       700         43,477
Heidelberger Zement AG
 (building materials &
 components)...................       665         27,655

                                   SHARES          VALUE
                                 -----------------------

GERMANY (CONTINUED)
Hochtief AG (construction &
 housing)......................       686    $     8,398
Linde AG (machinery &
 engineering)..................     1,200         47,528
Merck KGaA (health & personal
 care).........................     1,400         48,518
Metro AG (merchandising).......     1,650         54,954
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)...................       708        186,730
Preussag AG (multi-industry)...     1,250         29,480
RWE AG (utilities-electrical &
 gas)..........................     2,339         91,587
SAP AG (business & public
 services).....................     1,200        123,140
Schering AG (health & personal
 care).........................     1,350         69,266
Siemens AG (electrical &
 electronics)..................     3,837        182,709
Thyssen Krupp AG (metals-
 steel)........................     2,800         30,119
Volkswagen AG (automobiles)....     1,650         62,826
                                             -----------
                                               2,405,943
                                             -----------
HONG KONG (1.7%)
Cathay Pacific Airways, Ltd.
 (transportation-airlines).....    23,409         23,710
Chinese Estates Holdings, Ltd.
 (real estate) (a).............       854             82
CLP Holdings, Ltd. (utilities-
 electrical & gas).............     8,318         31,407
Hang Lung Development Co., Ltd.
 (real estate).................    12,946         10,872
Hang Seng Bank, Ltd.
 (banking).....................     9,230         92,599
Hong Kong & China Gas Co., Ltd.
 (utilities-electrical & gas)..    28,217         35,272
Hopewell Holdings, Inc. (multi-
 industry).....................    12,706          6,068
Hutchison Whampoa, Ltd.
 (multi-industry)..............    19,419        157,473
Johnson Electric Holdings, Ltd.
 (electrical & electronics)....    20,500         17,872
Miramar Hotel & Investment Co.,
 Ltd. (real estate)............        28             20
New World Development Co., Ltd.
 (real estate).................    20,772         14,248
Pacific Century CyberWorks,
 Ltd.
 (telecommunications) (a)......    82,963         22,337
Shangri-La Asia, Ltd. (leisure
 & tourism)....................    23,464         13,537
Sun Hung Kai Properties, Ltd.
 (real estate).................    11,000         67,412
Swire Pacific, Ltd. Class A
 (multi-industry)..............    10,385         43,405
                                             -----------
                                                 536,314
                                             -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                   SHARES          VALUE
                                 -----------------------
IRELAND (0.4%)
Allied Irish Banks PLC
 (banking).....................     7,985    $    77,267
Irish Life & Permanent PLC
 (insurance)...................     2,891         30,577
                                             -----------
                                                 107,844
                                             -----------
ITALY (4.2%)
Assicurazioni Generali S.p.A.
 (insurance)...................     5,700        156,234
Banca Intesa S.p.A.
 (banking).....................    22,500         52,659
Bulgari S.p.A. (recreation &
 other consumer goods).........     2,948         22,556
Cementir S.p.A. (building
 materials & components).......     9,620         18,618
Enel S.p.A.
 (utilities-electrical &
 gas)..........................    13,185         74,296
ENI S.p.A. (energy sources)....    20,024        250,902
Fiat S.p.A. (automobiles)......     2,706         44,088
Mediaset S.p.A. (broadcasting &
 publishing)...................     7,300         47,640
Mediobanca S.p.A. (banking)....     3,073         32,779
Pirelli S.p.A. (industrial
 components)...................    18,218         28,042
Riunione Adriatica di Sicurta
 S.p.A. (insurance)............     3,450         41,396
San Paolo-IMI S.p.A.
 (banking).....................     7,685         80,729
Snia S.p.A. (multi-industry)...    19,122         21,344
Telecom Italia S.p.A.
 (telecommunications)..........    15,120        126,167
Telecom Italia Mobile S.p.A.
 (telecommunications)..........    36,496        198,753
Telecom Italia Mobile (RNC)
 S.p.A. (telecommunications)...    10,000         36,726
UniCredito Italiano S.p.A.
 (banking).....................    25,119         92,704
                                             -----------
                                               1,325,633
                                             -----------
JAPAN (20.7%)
Acom Co., Ltd. (financial
 services).....................       800         66,757
Advantest Corp. (electronic
 components & instruments).....       500         25,720
Ajinomoto Co., Inc. (food &
 household products)...........     2,567         27,771
Arabian Oil Co., Ltd. (energy
 sources) (a)..................       987          5,770
Asahi Bank, Ltd. (banking).....    14,986         14,928
Asahi Breweries, Ltd.
 (beverages & tobacco).........     4,098         42,762
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 commodities)..................     8,000         42,981
Asahi Kasei Corp.
 (chemicals)...................     9,649         31,750
Ashikaga Bank, Ltd. (banking)
 (a)...........................     6,043          5,428
Bank Of Yokohama, Ltd. (The)
 (banking).....................     8,000         28,480
Bridgestone Corp. (industrial
 components)...................     4,935         46,500

                                   SHARES          VALUE
                                 -----------------------

JAPAN (CONTINUED)
Brother Industries, Ltd.
 (appliances & household
 durables).....................       601    $     1,860
Canon, Inc. (data processing &
 reproduction).................     4,288        124,641
Central Japan Railway Co.
 (transportation-road &
 rail).........................         8         55,914
Chiba Bank, Ltd. (The)
 (banking).....................       600          2,312
Chugai Pharmaceutical Co., Ltd.
 (health & personal care)......     1,974         28,835
Chuo Mitsui Trust & Banking
 Co., Ltd. (banking)...........     4,300          5,617
Citizen Watch Co., Ltd.
 (recreation & other consumer
 goods)........................     3,678         19,370
Dai Nippon Printing Co., Ltd.
 (business & public
 services).....................     4,133         44,005
Daiei, Inc. (merchandising)
 (a)...........................     7,467          7,377
Daikin Industries, Ltd.
 (machinery & engineering).....     2,000         28,904
Dainippon Ink & Chemicals, Inc.
 (chemicals)...................     8,203         15,204
Daiwa House Industry Co., Ltd.
 (construction & housing)......     4,667         31,476
Daiwa Securities Group, Inc.
 (financial services)..........     6,287         41,067
Denso Corp. (industrial
 components)...................     3,331         47,868
East Japan Railway Co.
 (transportation-road & rail)..        17         98,968
Ebara Corp. (machinery &
 engineering)..................     3,660         25,102
Eisai Co., Ltd. (health &
 personal care)................     1,677         42,858
Fanuc, Ltd. (electronic
 components & instruments).....     1,123         46,763
Fuji Photo Film Co., Ltd.
 (recreation & other consumer
 goods)........................     2,394         78,970
Fujitsu, Ltd. (data processing
 & reproduction)...............    10,107         74,766
Furukawa Electric Co., Ltd.
 (industrial components).......     3,558         20,510
Gunma Bank, Ltd. (The)
 (banking).....................       766          3,509
Hitachi, Ltd. (electrical &
 electronics)..................    14,857        101,292
Hitachi Zosen Corp. (machinery
 & engineering) (a)............    13,634          9,240
Hokuriku Bank, Ltd. (The)
 (banking) (a).................     6,952          9,196
Honda Motor Co., Ltd.
 (automobiles).................     4,345        155,744
Hoya Corp. (electronic
 components & instruments).....       700         41,780
Ito-Yokado Co., Ltd.
 (merchandising)...............     1,375         60,625
Japan Airlines Co., Ltd.
 (transportation-airlines).....     6,138         15,035

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                   SHARES          VALUE
                                 -----------------------
JAPAN (CONTINUED)
Japan Energy Corp. (energy
 sources)......................     9,637    $    16,288
Japan Steel Works, Ltd. (The)
 (machinery & engineering)
 (a)...........................     3,176          4,019
Japan Tobacco, Inc. (beverages
 & tobacco)....................        10         65,320
Joyo Bank, Ltd. (The)
 (banking).....................     9,550         27,292
Jusco Co., Ltd.
 (merchandising)...............     1,000         21,433
Kajima Corp. (construction &
 housing)......................     8,910         29,464
Kamigumi Co., Ltd. (business &
 public services)..............     2,456         10,187
Kansai Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................     2,828         46,759
Kao Corp. (food & household
 products).....................     3,000         71,036
Kawasaki Heavy Industries, Ltd.
 (machinery & engineering)
 (a)...........................    13,050         13,426
Kawasaki Steel Corp.
 (metals-steel)................    27,815         27,934
Keihin Electric Express Railway
 Co., Ltd. (transportation-
 road & rail)..................     6,000         25,573
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail)..     6,307         23,534
Kirin Brewery Co., Ltd.
 (beverages & tobacco).........     6,154         46,831
Komatsu, Ltd. (machinery &
 engineering)..................     8,162         24,924
Konami Co., Ltd. (business &
 public services)..............       700         21,776
Kubota Corp. (machinery &
 engineering)..................     8,806         27,898
Kumagai Gumi Co., Ltd.
 (construction & housing)
 (a)...........................       906            207
Kyocera Corp. (electronic
 components & instruments).....       890         60,533
Kyowa Hakko Kogyo (health &
 personal care)................     4,234         24,822
Makita Corp. (electrical &
 electronics)..................     1,448          7,791
Marubeni Corp. (wholesale &
 international trade) (a)......    14,723         16,349
Marui Co., Ltd.
 (merchandising)...............     2,378         32,173
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables)...........     9,247        109,478
Mitsubishi Chemical Corp.
 (chemicals)...................    14,833         31,731
Mitsubishi Corp. (wholesale &
 international trade)..........     6,531         50,019
Mitsubishi Electric Corp.
 (electrical & electronics)....    11,000         39,519
Mitsubishi Estate Co., Ltd.
 (real estate).................     6,191         60,508
Mitsubishi Heavy Industries,
 Ltd. (machinery &
 engineering)..................    15,059         50,658
Mitsubishi Tokyo Financial
 Group, Inc. (banking).........        27        200,614

                                   SHARES          VALUE
                                 -----------------------

JAPAN (CONTINUED)
Mitsui & Co., Ltd. (wholesale &
 international trade)..........     7,822    $    46,112
Mitsui Fudosan Co., Ltd. (real
 estate).......................     4,129         41,906
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping).....       266            641
Mitsui Sumitomo Insurance Co.,
 Ltd. (insurance)..............     7,856         43,618
Mitsukoshi, Ltd.
 (merchandising)...............     2,758          9,503
Mizuho Holdings, Inc.
 (financial services)..........        30         90,632
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)..................     1,100         68,978
NEC Corp. (electrical &
 electronics)..................     6,416         58,149
NGK Insulators, Ltd.
 (industrial components).......     2,800         22,679
Nikon Corp. (electronic
 components & instruments).....     2,407         18,494
Nintendo Co., Ltd. (recreation
 & other consumer goods).......       700        107,909
Nippon Express Co., Ltd
 (transportation-road & rail)..     8,446         30,550
Nippon Light Metal Co., Ltd.
 (metals-nonferrous)...........     5,577          4,144
Nippon Meat Packers, Inc. (food
 & household products).........     2,357         21,458
Nippon Mitsubishi Oil Corp.
 (energy sources)..............     7,136         37,989
Nippon Steel Corp.
 (metals-steel)................    36,313         48,625
Nippon Telegraph & Telephone
 Corp. (telecommunications)....        51        209,873
NIPPONKOA Insurance Co., Ltd.
 (insurance)...................       686          2,577
Nissan Motor Co., Ltd.
 (automobiles).................    17,121         75,488
Nisshinbo Industries, Inc.
 (textiles & apparel)..........     2,363         10,998
Nissin Food Products Co., Ltd.
 (food & household products)...     1,184         24,797
NKK Corp. (metals-steel) (a)...       919            585
Nomura Securities Co., Ltd.
 (financial services)..........     7,955        104,574
Obayashi Corp. (construction &
 housing)......................     6,799         29,367
Oji Paper Co., Ltd. (forest
 products & paper).............     7,490         36,571
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)..................     2,000         29,704
Orient Corp. (financial
 services) (a).................     3,483          3,811
Oriental Land Co., Ltd.
 (leisure & tourism)...........       800         59,115
Orix Corp. (financial
 services).....................       300         26,234

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                   SHARES          VALUE
                                 -----------------------
JAPAN (CONTINUED)
Osaka Gas Co. (utilities-
 electrical & gas).............    12,126    $    36,633
Penta-Ocean Construction Co.,
 Ltd. (construction &
 housing)......................     7,000          9,659
Pioneer Corp. (appliances &
 household durables)...........     1,078         20,684
Promise Co., Ltd. (financial
 services).....................       700         45,267
Rohm Co., Ltd. (electronic
 components & instruments).....       500         53,195
Sankyo Co., Ltd. (health &
 personal care)................     2,654         51,574
Sanrio Co., Ltd. (recreation &
 other consumer goods).........       561          4,878
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).....................     7,684         36,640
Sapporo Breweries, Ltd.
 (beverages & tobacco).........     3,692         11,093
Secom Co., Ltd. (business &
 public services)..............     1,000         52,011
Sekisui House, Ltd.
 (construction & housing)......     5,000         40,253
Sharp Corp. (appliances &
 household durables)...........     5,279         54,568
Shimizu Corp. (construction &
 housing)......................     7,055         31,049
Shin-Etsu Chemical Co., Ltd.
 (chemicals)...................     1,830         60,216
Shionogi & Co., Ltd. (health &
 personal care)................     2,396         42,844
Shiseido Co., Ltd. (health &
 personal care)................     3,739         36,971
Shizuoka Bank, Ltd. (The)
 (banking).....................     4,494         33,244
SMC Corp. (machinery &
 engineering)..................       500         43,070
Softbank Corp. (business &
 public services)..............     1,600         34,228
Sony Corp. (appliances &
 household durables)...........     3,982        150,535
Sumitomo Chemical Co., Ltd.
 (chemicals)...................     8,403         32,041
Sumitomo Corp. (wholesale &
 international trade)..........     6,864         40,128
Sumitomo Electric Industries,
 Ltd. (industrial components)..     3,982         33,749
Sumitomo Metal Industries, Ltd.
 (metals-steel) (a)............    34,343         15,142
Sumitomo Metal Mining Co., Ltd.
 (metals-nonferrous)...........     5,298         17,303
Sumitomo Mitsui Banking Corp.
 (banking).....................    22,742        140,566
Taiheiyo Cement Corp. (building
 materials & components).......     8,783         18,430
Taisei Corp. (construction &
 housing)......................     9,713         28,947
Taisho Pharmaceutical Co., Ltd.
 (health & personal care)......     2,066         40,907

                                   SHARES          VALUE
                                 -----------------------

JAPAN (CONTINUED)
Taiyo Yuden Co., Ltd.
 (electronic components &
 instruments)..................     1,127    $    15,238
Takashimaya Co., Ltd.
 (merchandising)...............     2,574         18,074
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................     3,318        160,652
Takefuji Corp. (financial
 services).....................       800         66,365
Teikoku Oil Co., Ltd. (energy
 sources)......................     4,646         20,712
Tobu Railway Co., Ltd.
 (transportation-road & rail)..     8,000         23,907
Tohoku Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................        68          1,197
Tokio Marine & Fire Insurance
 Co., Ltd. (insurance).........     5,540         45,279
Tokyo Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................     5,151        127,856
Tokyo Electron, Ltd.
 (electronic components &
 instruments)..................       892         36,634
Tokyo Gas Co., Ltd. (utilities-
 electrical & gas).............    12,091         37,613
Tokyo Steel Manufacturing Co.,
 Ltd. (metals-steel)...........        94            298
Tokyu Corp. (transportation-
 road & rail)..................     5,451         24,568
Toppan Printing Co., Ltd.
 (business & public
 services).....................     4,076         37,907
Toray Industries, Inc.
 (chemicals)...................    10,000         27,516
Toshiba Corp. (electrical &
 electronics)..................    16,000         59,180
Tostem Inax Holding Corp.
 (building materials &
 components)...................     1,935         26,859
Toto, Ltd. (building materials
 & components).................     3,467         17,268
Toyo Seikan Kaisha, Ltd.
 (miscellaneous-materials &
 commodities)..................     1,445         18,818
Toyota Motor Corp.
 (automobiles).................    15,552        377,137
Ube Industries, Ltd.
 (miscellaneous-materials &
 commodities)..................     7,768         12,305
UFJ Holdings, Inc. (banking)...         7         31,207
Uny Co., Ltd.
 (merchandising)...............     1,346         12,946
Yamaha Corp. (recreation &
 other consumer goods).........     1,188          9,409
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................     2,000         59,278
Yamato Transport Co., Ltd.
 (transportation-road &
 rail).........................     3,000         56,216
                                             -----------
                                               6,571,096
                                             -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                   SHARES          VALUE
                                 -----------------------
MALAYSIA (0.0%) (B)
Malaysia International Shipping
 Corp. Berhad Foreign
 Registered (transportation-
 shipping).....................     2,738    $     5,008
Malaysian Airline System Berhad
 (transportation-airlines).....       206            102
Technology Resources Industries
 Berhad (telecommunications)...    14,132          8,815
                                             -----------
                                                  13,925
                                             -----------
NETHERLANDS (5.3%)
ABN AMRO Holding N.V.
 (banking).....................     7,095        108,316
Aegon N.V. (insurance).........     6,102        153,246
Akzo Nobel N.V. (chemicals)....     1,925         78,928
ASM Lithography Holding N.V.
 (electronic components &
 instruments) (a)..............     2,469         35,559
Elsevier N.V. (broadcasting &
 publishing)...................     5,073         58,953
Heineken N.V. (beverages &
 tobacco)......................     2,426         89,206
ING Groep N.V. (financial
 services).....................     8,190        204,210
Koninklijke Ahold N.V.
 (merchandising)...............     4,327        121,756
Koninklijke (Royal) KPN N.V.
 (telecommunications)..........     5,330         20,630
Koninklijke (Royal) Philips
 Electronics N.V. (appliances &
 household durables)...........     6,287        142,839
Koninklijke Vopak N.V. (energy
 equipment & services).........       634          9,759
Royal Dutch Petroleum Co.
 (energy sources)..............     8,740        444,502
TPG N.V. (business & public
 services).....................     3,313         64,773
Unilever (CVA) N.V. (food &
 household products)...........     2,482        130,028
                                             -----------
                                               1,662,705
                                             -----------
NEW ZEALAND (0.0%) (B)
Carter Holt Harvey, Ltd.
 (forest products & paper).....    14,592          8,596
Fletcher Challenge Forests,
 Ltd. (forest products & paper)
 (a)...........................    13,967          1,381
Rubicon, Ltd. (forest products
 & paper) (a)..................     3,567            926
                                             -----------
                                                  10,903
                                             -----------
NORWAY (0.4%)
Elkem ASA Class A (metals-
 nonferrous)...................       533          8,693
Norsk Hydro ASA (energy
 sources)......................     1,859         70,887
Orkla ASA Class A (multi-
 industry).....................     2,300         38,289
                                             -----------
                                                 117,869
                                             -----------

                                   SHARES          VALUE
                                 -----------------------

PORTUGAL (0.6%)
Banco Comercial Portugues, S.A.
 Registered (banking)..........    12,791    $    50,661
Banco Espirito Santo, S.A.
 Registered (banking)..........     2,076         25,601
Cimpor-Cimentos de Portugal
 SGPS, S.A. (building materials
 & components).................     1,393         23,197
Electricidade de Portugal, S.A
 (utilities-electrical &
 gas)..........................    17,586         42,266
Portugal Telecom, S.A.
 Registered
 (telecommunications)..........     5,046         39,971
                                             -----------
                                                 181,696
                                             -----------
SINGAPORE (0.7%)
Chartered Semiconductor
 Manufacturing, Ltd.
 (electronic components &
 instruments) (a)..............     8,000         15,349
City Developments, Ltd. (real
 estate).......................     8,348         18,945
DBS Group Holdings, Ltd.
 (banking).....................     7,224         41,184
Oversea-Chinese Banking Corp.,
 Ltd. (banking)................     8,000         46,046
SembCorp Industries, Ltd.
 (multi-industry)..............    20,512         16,979
Singapore Airlines, Ltd.
 Foreign Registered
 (transportation-airlines).....     5,273         24,425
Singapore Telecommunications,
 Ltd. (telecommunications).....    23,258         22,056
United Overseas Bank, Ltd.
 Foreign Registered
 (banking).....................     6,452         36,075
                                             -----------
                                                 221,059
                                             -----------
SPAIN (3.2%)
Altadis, S.A. (beverages &
 tobacco)......................     3,620         59,468
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services)..............     2,880         26,495
Banco Bilbao Vizcaya
 Argentaria, S.A. Registered
 (banking).....................    15,246        170,585
Banco Santander Central
 Hispano, S.A. (banking).......    22,607        173,989
Endesa, S.A.
 (utilities-electrical &
 gas)..........................     6,273         95,993
Gas Natural SDG, S.A.
 (utilities-electrical &
 gas)..........................     3,626         65,115
Grupo Empresarial Ence, S.A.
 (forest products & paper).....       204          2,617
Iberdrola, S.A.
 (utilities-electrical &
 gas)..........................     5,842         80,300
Repsol, S.A. (energy
 sources)......................     6,507         94,302
Telefonica, S.A.
 (telecommunications) (a)......    19,958        239,655
                                             -----------
                                               1,008,519
                                             -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                   SHARES          VALUE
                                 -----------------------
SWEDEN (2.3%)
Drott AB Series B (real
 estate).......................       700    $     6,800
Electrolux AB Series B
 (appliances & household
 durables).....................     3,500         42,048
Hennes & Mauritz AB Series B
 (merchandising)...............     4,950         86,647
Mandamus AB (real estate)......     7,330         45,751
Nordea AB (financial
 services).....................    15,000         66,311
Securitas AB Series B (business
 & public services)............     3,100         51,645
Skandia Forsakrings AB
 (insurance)...................     5,600         33,639
Skandinaviska Enskilda Banken
 AB (banking)..................     4,800         36,717
Skanska AB Series B
 (construction & housing)......     4,400         23,540
Svenska Cellulosa AB Series B
 (forest products & paper).....     1,650         37,323
Svenska Handelsbanken Series A
 (banking).....................     4,300         53,072
Swedish Match AB (beverages &
 tobacco)......................    12,483         64,440
Tele2 AB Series B
 (telecommunications)..........       875         26,978
Telefonaktiebolaget LM Ericsson
 AB Series B (electrical &
 electronics)..................    25,436        110,297
Telia AB
 (telecommunications)..........     5,600         24,546
Volvo AB Series B
 (automobiles).................     1,925         26,740
                                             -----------
                                                 736,494
                                             -----------
SWITZERLAND (6.7%)
ABB AG Bearer (electrical &
 electronics)..................     6,784         57,708
Adecco, S.A. Registered
 (business & public
 services).....................     1,200         53,095
Credit Suisse Group Registered
 (banking).....................     5,120        187,059
Givaudan, S.A. Registered (food
 & household products).........        85         26,009
Holcim, Ltd. Bearer (building
 materials & components).......       300         57,740
Holcim, Ltd. Registered
 (building materials &
 components)...................       500         19,889
Jelmoli Holding, Ltd. Bearer
 (merchandising)...............        10          8,812
Nestle S.A. Registered (food &
 household products)...........     1,612        334,425
Novartis AG Registered (health
 & personal care)..............    13,200        493,975
Roche Holding AG Bearer (health
 & personal care)..............       800         60,708
Roche Holdings AG Genusscheine
 (health & personal care)......     3,531        244,720

                                   SHARES          VALUE
                                 -----------------------

SWITZERLAND (CONTINUED)
Schindler Holding AG
 Participating Certificates
 (machinery & engineering).....         5    $     6,872
Schindler Holding AG Registered
 (machinery & engineering).....        10         13,800
Societe Generale de
 Surveillance Holding S.A.
 Registered (business & public
 services).....................       105         16,129
Sulzer AG Registered (machinery
 & engineering)................        30          3,580
Sulzer Medica AG Registered
 (machinery & engineering).....        60          1,395
Swatch Group AG Registered
 (recreation & other consumer
 goods)........................     1,000         16,615
Swiss Re Registered
 (insurance)...................     1,100        113,093
Swiss Re Rights
 (insurance) (a)(d)............     1,100              0
Swisscom AG Registered
 (telecommunications)..........       410        113,788
Syngenta AG Registered
 (chemicals) (a)...............       367         18,754
UBS AG Registered (banking)....     5,340        248,201
Zurich Financial Services AG
 (insurance)...................       153         35,018
                                             -----------
                                               2,131,385
                                             -----------
UNITED KINGDOM (21.0%)
Abbey National PLC (banking)...     7,179        106,758
Amvescap PLC (financial
 services).....................     2,868         34,187
ARM Holdings PLC (electrical &
 electronics) (a)..............     5,785         29,265
AstraZeneca Group PLC (health &
 personal care)................     7,777        350,571
BAA PLC (business & public
 services).....................     6,892         55,052
BAE Systems PLC (aerospace &
 military technology)..........    16,456         79,897
Barclays PLC (banking).........     7,125        214,396
Bass PLC (leisure & tourism)...     5,969         54,230
BG Group PLC
 (utilities-electrical &
 gas)..........................    17,984         68,036
Boots Co. PLC (merchandising)..     5,240         46,084
BP Amoco PLC (energy sources)..    94,537        762,705
Brambles Industries PLC
 (business & public
 services).....................     4,346         21,812
British Airways PLC
 (transportation-airlines).....     6,783         14,692
British American Tobacco PLC
 (beverages & tobacco).........    10,153         88,554
British Sky Broadcasting Group
 PLC (broadcasting &
 publishing) (a)...............    10,169        113,823

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

COMMON STOCKS (CONTINUED)
                                   SHARES          VALUE
                                 -----------------------
UNITED KINGDOM (CONTINUED)
British Telecommunications PLC
 (telecommunications)..........    29,606    $   149,769
Cadbury Schweppes PLC
 (beverages & tobacco).........    11,970         74,473
Centrica PLC (utilities-
 electrical & gas).............    22,939         73,027
CGNU PLC (insurance)...........     9,863        118,284
Chubb PLC (electrical &
 electronics)..................     7,002         14,275
Compass Group PLC (food &
 household products)...........    10,380         75,671
Corus Group PLC
 (metals-steel) (a)............    29,590         23,765
De La Rue PLC (business &
 public services)..............     1,117          8,411
Diageo PLC (beverages &
 tobacco)......................    16,037        160,039
GKN PLC (machinery &
 engineering)..................     4,346         16,789
GlaxoSmithKline PLC (health &
 personal care)................    26,771        719,943
Granada PLC (leisure &
 tourism)......................    12,064         22,842
Great Universal Stores PLC
 (The) (merchandising).........     6,761         47,863
Hanson PLC (building materials
 & components).................     6,647         45,510
Hays PLC (business & public
 services).....................    11,011         26,370
HBOS PLC (financial
 services).....................    11,137        125,468
Hilton Group PLC (leisure &
 tourism)......................    15,531         39,961
HSBC Holdings PLC (banking)....    36,986        405,119
Imperial Chemical Industries
 PLC (chemicals)...............     5,524         26,017
International Power PLC
 (utilities-electrical &
 gas)..........................     7,978         25,630
Invensys PLC (machinery &
 engineering)..................    19,705         18,046
Kidde PLC (business & public
 services).....................     7,002          5,598
Kingfisher PLC
 (merchandising)...............     8,024         37,325
Land Securities PLC (real
 estate).......................     3,557         42,968
Lattice Group PLC (utilities-
 electrical & gas).............    17,984         40,456
Legal & General Group PLC
 (insurance)...................    23,677         51,972
Lloyds TSB Group PLC
 (banking).....................    22,862        230,641
Logica PLC (business & public
 services).....................     2,599         28,109
Marconi PLC
 (telecommunications)..........    14,772          6,165
Marks & Spencer PLC
 (merchandising)...............    14,812         61,796
National Grid Group PLC
 (utilities-electrical &
 gas)..........................     7,202         51,090
P&O Princess Cruises PLC
 (leisure & tourism)...........     7,014         24,955

                                   SHARES          VALUE
                                 -----------------------

UNITED KINGDOM (CONTINUED)
Pearson PLC (broadcasting &
 publishing)...................     4,254    $    50,893
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (transportation- shipping)....     7,014         21,310
Prudential PLC (insurance).....     8,915         93,307
Railtrack Group PLC (business &
 public services) (d)(e).......     3,665              0
Rank Group PLC (leisure &
 tourism)......................     8,463         23,128
Reed International PLC
 (broadcasting & publishing)...     7,374         60,349
Rentokil Initial PLC (business
 & public services)............    13,835         49,776
Reuters Group PLC (business &
 public services)..............     7,117         67,350
Rio Tinto PLC Registered
 (metals-nonferrous)...........     5,590         90,686
Royal Bank of Scotland Group
 PLC (banking).................    11,317        270,620
Sage Group PLC (The) (business
 & public services)............     8,561         26,258
Sainsbury (J.) PLC
 (merchandising)...............    10,952         59,861
Scottish Power PLC
 (utilities-electrical &
 gas)..........................     9,122         52,378
Tesco PLC (merchandising)......    33,825        119,237
3i Group PLC (financial
 services).....................     3,070         33,113
Unilever PLC (food & household
 products).....................    13,874        100,739
Vodafone Group PLC
 (telecommunications)..........   282,269        652,412
Woolworths Group PLC
 (merchandising)...............     8,827          4,555
WPP Group PLC (business &
 public services)..............     5,521         49,960
                                             -----------
                                               6,664,341
                                             -----------
Total Common Stocks
 (Cost $35,877,504)............               28,880,509(f)
                                             -----------
PREFERRED STOCKS (0.2%)
AUSTRALIA (0.2%)
News Corp., Ltd.
 A$0.0750
 (broadcasting & publishing)
 (j)...........................    12,194         72,227
                                             -----------
GERMANY (0.0%)(B)
RWE AG
 E1.00
 (utilities-electrical & gas)
 (j)...........................       154          4,547
                                             -----------
Total Preferred Stocks (Cost
 $60,725)......................                   76,774
                                             -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (8.2%)
                                 PRINCIPAL
                                  AMOUNT
                                 ---------
U.S. GOVERNMENT (8.2%)
United States Treasury Bill
 2.07%, due 1/10/02 (c)........  $200,000        199,195
 2.12%, due 1/10/02 (c)........   200,000        199,175
 2.14%, due 1/10/02 (c)........   500,000        497,916
 2.15%, due 1/10/02 (c)........   400,000        398,331
 2.16%, due 1/10/02 (c)........   400,000        398,318
 2.20%, due 1/10/02 (c)........   400,000        398,318
 2.23%, due 1/10/02 (c)........   300,000        298,724
 2.24%, due 1/17/02 (c)........   200,000        199,040
                                             -----------
Total Short-Term Investments
 (Cost $2,589,017).............                2,589,017
                                             -----------
Total Investments (Cost
 $38,527,246) (g)..............     99.6%     31,546,300(h)
Cash and Other Assets,
 Less Liabilities..............       0.4        130,999
                                 --------    -----------
Net Assets.....................    100.0%    $31,677,299
                                 ========    ===========

FUTURES CONTRACTS (0.0%) (b)
                                         UNREALIZED
                            CONTRACTS    APPRECIATION
                            LONG         (DEPRECIATION)(i)
                            ---------------------
FRANCE (0.0%) (B)
Euro, CAC 40 Index,
  December 2001..........      13        $  6,270
                                         --------
GERMANY (0.0%) (B)
Euro, DAX Index, December
  2001...................       5           3,565
                                         --------


                                            UNREALIZED
                            CONTRACTS      APPRECIATION
                              LONG       (DEPRECIATION)(i)
                               ---------------------------
JAPAN (0.0%) (B)
Japanese Yen, TOPIX
  Index, December 2001...       9            $(12,166)
                                             --------
UNITED KINGDOM (0.0%) (B)
Pound Sterling, FTSE 100
  Index, December 2001...      10                 792
                                             --------
Total Futures Contracts
  (Settlement Value
  $2,534,089) (f)........                    $ (1,539)
                                             ========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Fair valued security.
(e) Security suspended from trading.
(f) The combined market value of common stocks and the settlement value of Index futures contracts represent 99.1% of net assets.
(g) The cost for federal income tax purposes is $38,683,072.
(h) At October 31, 2001 net unrealized depreciation for securities was $7,136,772, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,751,067 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,887,839.
(i) Represents difference between the value of the contracts at the time they were opened and the value at October 31, 2001.
(j) The following abbreviations are used in the above portfolio.
    A$ --Australian Dollar
    E-- Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2001

The table below sets forth the diversification of EAFE Index Fund investments by industry.
INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Appliances & Household
  Durables...................   $   679,724       2.1%
Automobiles..................       960,830       3.0
Banking......................     4,271,161      13.5
Beverages & Tobacco..........       702,186       2.2
Broadcasting & Publishing....       480,626       1.5
Building Materials &
  Components.................       378,321       1.2
Business & Public Services...     1,202,108       3.8
Chemicals....................       699,060       2.2
Construction & Housing.......       292,713       0.9
Data Processing &
  Reproduction...............       199,407       0.6
Electrical & Electronics.....     1,233,276       3.9
Electronic Components &
  Instruments................       570,898       1.8
Energy Equipment & Services..         9,759       0.0*
Energy Sources...............     2,206,690       7.0
Financial Services...........       907,996       2.9
Food & Household Products....       881,914       2.8
Forest Products & Paper......        87,414       0.3
Health & Personal Care.......     3,294,178      10.4
Industrial Components........       237,987       0.8
Insurance....................     1,635,450       5.2
Leisure & Tourism............       275,308       0.9
Machinery & Engineering......       353,412       1.1
Merchandising................     1,134,713       3.6
Metals-Nonferrous............       223,897       0.7
Metals-Steel.................       148,003       0.5
Miscellaneous-Materials &
  Commodities................       105,589       0.3
Multi-Industry...............       581,874       1.8
Real Estate..................       336,606       1.1
Recreation & Other Consumer
  Goods......................       366,829       1.2
Telecommunications...........     2,445,861       7.7
Textiles & Apparel...........        10,998       0.0*
Transportation-Airlines......       106,949       0.3
Transportation-Road & Rail...       339,230       1.1
Transportation-Shipping......       135,327       0.4
U.S. Government..............     2,589,017       8.2
Utilities-Electrical & Gas...     1,300,887       4.1
Wholesale & International
  Trade......................       160,102       0.5
                                -----------     -----
                                 31,546,300      99.6
Cash and Other Assets,
  Less Liabilities...........       130,999       0.4
                                -----------     -----
Net Assets...................   $31,677,299     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

EAFE INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001

ASSETS:
 Investment in securities, at value (identified
   cost $38,527,246)..............................  $ 31,546,300
 Cash denominated in foreign currencies
   (identified cost $4,276).......................         4,311
 Cash.............................................        74,346
 Deposit with broker for futures contracts........       220,326
 Receivables:
   Fund shares sold...............................       186,341
   Dividends and interest.........................       149,217
   Variation margin on futures contracts..........         7,525
                                                    ------------
       Total assets...............................    32,188,366
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................       453,643
   Manager........................................        14,422
   Custodian......................................         8,777
   Transfer agent.................................         4,854
 Accrued expenses.................................        29,371
                                                    ------------
       Total liabilities..........................       511,067
                                                    ------------
 Net assets.......................................  $ 31,677,299
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $      3,907
   Service Class..................................            53
 Additional paid-in capital.......................    38,579,349
 Accumulated undistributed net investment income..        90,850
 Accumulated undistributed net realized gain on
   investments and futures contracts..............        17,557
 Net unrealized depreciation on investments and
   futures contracts..............................    (6,982,485)
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies.....................................       (31,932)
                                                    ------------
 Net assets.......................................  $ 31,677,299
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $ 31,253,885
                                                    ============
 Shares of capital stock outstanding..............     3,906,523
                                                    ============
 Net asset value per share outstanding............  $       8.00
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $    423,414
                                                    ============
 Shares of capital stock outstanding..............        53,514
                                                    ============
 Net asset value per share outstanding............  $       7.91
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:
 Income:
   Dividends (a)..................................  $    725,760
   Interest.......................................        90,333
                                                    ------------
       Total income...............................       816,093
                                                    ------------
 Expenses:
   Manager........................................       447,053
   Custodian......................................        66,495
   Professional...................................        57,250
   Transfer agent.................................        29,209
   Registration...................................        28,308
   Portfolio pricing..............................        12,485
   Shareholder communication......................         5,141
   Directors......................................         1,939
   Service........................................         1,269
   Miscellaneous..................................        28,802
                                                    ------------
       Total expenses before
        reimbursement.............................       677,951
   Expense reimbursement from Manager.............      (234,335)
                                                    ------------
       Net expenses...............................       443,616
                                                    ------------
 Net investment income............................       372,477
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions..........................     4,273,251
   Futures transactions...........................      (697,564)
   Foreign currency transactions..................        (1,582)
                                                    ------------
 Net realized gain on investments and foreign
   currency transactions..........................     3,574,105
                                                    ------------
 Net change in unrealized appreciation on
   investments:
   Security transactions..........................   (18,226,666)
   Futures transactions...........................       (32,458)
   Translation of other assets and liabilities in
     foreign currencies...........................       (62,812)
                                                    ------------
 Net unrealized loss on investments and foreign
   currency transactions..........................   (18,321,936)
                                                    ------------
 Net realized and unrealized loss on investments
   and foreign currency transactions..............   (14,747,831)
                                                    ------------
 Net decrease in net assets resulting from
   operations.....................................  $(14,375,354)
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $94,762.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and October 31, 2000

                                                                 2001          2000
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   372,477   $   602,757
    Net realized gain on investments and foreign currency
     transactions...........................................    3,574,105     2,043,184
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........  (18,321,936)   (5,518,675)
                                                              -----------   -----------
    Net decrease in net assets resulting from operations....  (14,375,354)   (2,872,734)
                                                              -----------   -----------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (130,933)           --
      Service Class.........................................           --            --
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................   (2,476,877)   (5,693,950)
      Service Class.........................................      (20,584)      (41,996)
                                                              -----------   -----------
        Total dividends and distributions to shareholders...   (2,628,394)   (5,735,946)
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   33,938,918    57,457,614
      Service Class.........................................    1,430,819       257,666
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................    1,906,615     5,373,871
      Service Class.........................................       20,610        41,286
                                                              -----------   -----------
                                                               37,296,962    63,130,437
    Cost of shares redeemed:
      No-Load Class.........................................  (56,249,849)  (53,357,726)
      Service Class.........................................   (1,455,436)     (206,486)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................  (20,408,323)    9,566,225
                                                              -----------   -----------
      Net increase (decrease) in net assets.................  (37,412,071)      957,545
NET ASSETS:
  Beginning of year.........................................   69,089,370    68,131,825
                                                              -----------   -----------
  End of year...............................................  $31,677,299   $69,089,370
                                                              ===========   ===========
  Accumulated undistributed net investment income (excess
    distribution) at end of year............................  $    90,850   $  (445,966)
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

EAFE INDEX FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                           NO-LOAD     SERVICE      NO-LOAD       SERVICE      NO-LOAD       SERVICE
                                            CLASS       CLASS        CLASS         CLASS        CLASS         CLASS
                                           --------    -------      --------      -------      --------      --------
                                                                                                  JANUARY 1, 1999
                                               YEAR ENDED                YEAR ENDED                   THROUGH
                                            OCTOBER 31, 2001          OCTOBER 31, 2000           OCTOBER 31, 1999*
                                           -------------------      ---------------------      ----------------------
Net asset value at beginning of period...  $ 11.22     $ 11.13      $ 12.59       $ 12.51      $ 11.27       $  11.22
                                           -------     -------      --------      -------      --------      --------
Net investment income....................     0.08(a)     0.05(a)      0.11          0.09         0.11           0.09
Net realized and unrealized gain (loss)
 on investments..........................    (2.87)      (2.86)       (0.37)        (0.36)        1.39           1.38
Net realized and unrealized gain (loss)
 on foreign currency transactions........    (0.01)      (0.01)       (0.05)        (0.05)       (0.11)         (0.11)
                                           -------     -------      --------      -------      --------      --------
Total from investment operations.........    (2.80)      (2.82)       (0.31)        (0.32)        1.39           1.36
                                           -------     -------      --------      -------      --------      --------
Less dividends and distributions:
From net investment income...............    (0.02)         --           --            --           --             --
From net realized gain on investments and
 foreign currency transactions...........    (0.40)      (0.40)       (1.06)        (1.06)       (0.06)         (0.06)
In excess of net investment income.......       --          --           --            --        (0.01)         (0.01)
                                           -------     -------      --------      -------      --------      --------
Total dividends and distributions........    (0.42)      (0.40)       (1.06)        (1.06)       (0.07)         (0.07)
                                           -------     -------      --------      -------      --------      --------
Net asset value at end of period.........  $  8.00     $  7.91      $ 11.22       $ 11.13      $ 12.59       $  12.51
                                           =======     =======      ========      =======      ========      ========
Total investment return..................   (25.84%)    (26.20%)      (3.52%)       (3.63%)      12.31%(c)      12.08%(c)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...................     0.79%       0.54%        0.78%         0.53%        1.14%+         0.89%+
 Net expenses............................     0.94%       1.19%        0.95%(d)      1.20%(d)     0.94%+         1.19%+
 Expenses (before reimbursement).........     1.44%       1.69%        1.29%         1.54%        1.32%+         1.57%+
Portfolio turnover rate..................        1%          1%          11%           11%          19%            19%
Net assets at end of period (in 000's)...  $31,254     $   423      $68,513       $   576      $67,582       $    549

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.
(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

     NO-LOAD      SERVICE     NO-LOAD      SERVICE     NO-LOAD      SERVICE
      CLASS        CLASS       CLASS        CLASS       CLASS        CLASS
     --------     -------     --------     -------     --------     -------
                             YEAR ENDED DECEMBER 31
     ----------------------------------------------------------------------
             1998                     1997                     1996
     --------------------     --------------------     --------------------
     $ 10.24      $ 10.20     $ 14.00      $ 13.97     $ 13.56      $ 13.51
     -------      -------     -------      -------     -------      -------
        0.11         0.08        0.22         0.19        0.16         0.12
        1.84         1.83       (0.28)       (0.29)       0.71         0.73
        0.00(b)      0.00(b)    (0.00)(b)    (0.00)(b)   (0.00)(b)    (0.00)(b)
     -------      -------     -------      -------     -------      -------
        1.95         1.91       (0.06)       (0.10)       0.87         0.85
     -------      -------     -------      -------     -------      -------
       (0.11)       (0.08)      (0.22)       (0.19)      (0.16)       (0.12)
       (0.72)       (0.72)      (3.39)       (3.39)      (0.25)       (0.25)
       (0.09)       (0.09)      (0.09)       (0.09)      (0.02)       (0.02)
     -------      -------     -------      -------     -------      -------
       (0.92)       (0.89)      (3.70)       (3.67)      (0.43)       (0.39)
     -------      -------     -------      -------     -------      -------
     $ 11.27      $ 11.22     $ 10.24      $ 10.20     $ 14.00      $ 13.97
     =======      =======     =======      =======     =======      =======
       19.15%       18.83%       0.40%        0.08%       6.45%        6.37%

        0.90%        0.65%       1.04%        0.79%       1.11%        0.86%
        0.94%        1.19%       0.94%        1.19%       0.94%        1.19%
        1.38%        1.63%       1.26%        1.51%       1.23%        1.48%
          24%          24%          6%           6%          4%           4%
     $65,087      $   499     $55,177      $   439     $89,029      $   396

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1--Organization and Business:
--------------------------------------------------------------------------------

Eclipse Funds Inc. (the "Company"), formerly MainStay Institutional Funds Inc., was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, consisting of the Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Term Income Fund and Balanced Fund, was established on July 30, 1986. The Company and the Trust (collectively the "Funds") are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and are comprised of seventeen separate investment portfolios (individually referred to as a "Fund"). Small Cap Value Fund commenced operations on January 12, 1987, Balanced Fund commenced operations on May 1, 1989, Growth Equity Fund, Value Equity Fund, Indexed Equity Fund, Bond Fund, Indexed Bond Fund, Short Term Bond Fund, Money Market Fund, Asset Manager Fund and EAFE Index Fund commenced operations on January 2, 1991, Mid Cap Value Fund and Ultra Short Term Income Fund commenced operations on December 27, 1994 and International Equity Fund commenced operations on January 1, 1995. On December 29, 2000, the Mid Cap Core Fund, Core Bond Plus Fund and Tax Free Bond Fund sold shares to NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. These Funds commenced investment operations the following business day on January 2, 2001. The International Bond Fund, formerly a portfolio of the Company, ceased operations on April 9, 2001.

Each Fund currently offers two classes of shares as follows: No-Load Class shares (formerly Institutional Class shares) and Service Class shares (formerly Institutional Service Class shares), except the Mid Cap Core Fund, Mid Cap Value Fund, Small Cap Value Fund, Core Bond Plus Fund, Ultra Short Term Income Fund, Tax Free Bond Fund and Balanced Fund only offer No-Load Class shares. In addition, the Money Market Fund offers a third class of shares, the Money Market Fund Sweep Shares Class. The Company has adopted a Shareholder Services Plan with respect to the Service Class of each applicable Fund and the Money Market Fund Sweep Shares Class. The share classes are substantially the same, except that the Service Class shares and the Money Market Fund Sweep Shares Class each bears the fees payable under the Shareholder Services Plan for that class at an annual rate of 0.25% of the average daily net assets of the outstanding shares of the class. The Money Market Fund Sweep Shares Class also bears the payment of fees at an annual rate of 0.25% of the average daily net assets of the outstanding Sweep Shares for services in support of distribution activities under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act ("Distribution Plan"). The distribution of Service Class shares commenced on January 1, 1995. The distribution of the Money Market Fund Sweep Shares Class commenced on December 8, 1998.

The investment objectives for each of the Funds are as follows:

The GROWTH EQUITY FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The VALUE EQUITY FUND seeks maximum long-term total return from a combination of capital growth and income.

The INDEXED EQUITY FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Composite Stock Price Index.

The MID CAP CORE FUND seeks long-term growth of capital.

The MID CAP VALUE FUND seeks high total return.

The SMALL CAP VALUE FUND seeks high total return.

The BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The CORE BOND PLUS FUND seeks to maximize total return consistent with the preservation of capital.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

                                                                   ECLIPSE FUNDS

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ULTRA SHORT TERM INCOME FUND seeks a high level of current income, capital preservation, and a relatively stable net asset value.

The TAX FREE BOND FUND provides a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The MONEY MARKET FUND seeks a high level of current income while preserving capital and maintaining liquidity.

The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks (selected to parallel the performance of the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the Morgan Stanley REIT Index, the MIB30 Index and the IBEX35 Index), fixed income securities (selected to parallel the performance of the Salomon Smith Barney Broad Investment Grade Bond Index), and money market investments.

The BALANCED FUND seeks high total return.

The INTERNATIONAL EQUITY FUND seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The EAFE INDEX FUND provides investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Funds:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange, except for the Money Market Fund, which is calculated at noon every day the Exchange is open. The net asset value per share of each Class of shares of each Fund is determined by taking the current market value of total assets attributable to that Class, except for the Money Market Fund, which is based on the amortized cost method of valuation, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Portfolio securities of each of the other Funds are stated at value determined
(a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors and/or the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's Manager or Subadvisor deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment may be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Bond Fund, Core Bond Plus Fund, Indexed Bond Fund, Short Term Bond Fund and Tax Free Bond Fund, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Ultra Short Term Income Fund and Balanced Fund, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized capital gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

                                                                   ECLIPSE FUNDS

accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net realized gain (loss) on foreign currency transactions and paid-in capital arising from permanent differences; net assets at October 31, 2001, are not affected.

                                                                              ACCUMULATED
                                                                             UNDISTRIBUTED
                                                             ACCUMULATED     NET REALIZED
                                            ACCUMULATED     UNDISTRIBUTED     GAIN (LOSS)
                                           UNDISTRIBUTED     NET REALIZED     ON FOREIGN
                                           NET INVESTMENT   GAIN (LOSS) ON     CURRENCY        ADDITIONAL
                                           INCOME (LOSS)     INVESTMENTS     TRANSACTIONS    PAID-IN CAPITAL
                                           --------------   --------------   -------------   ---------------
Growth Equity Fund.......................    $2,427,857     $ (97,489,794)    $        --     $ 95,061,937
Value Equity Fund........................            --       (50,802,060)             --       50,802,060
Indexed Equity Fund......................        (2,846)     (218,698,431)             --      218,701,277
Mid Cap Value Fund.......................        (1,639)               --              --            1,639
Bond Fund................................       178,113        (2,295,046)             --        2,116,933
Core Bond Plus Fund......................        (5,057)               --           5,057               --
Indexed Bond Fund........................     1,267,640        (3,884,526)             --        2,616,886
Short Term Bond Fund.....................        14,098           (14,098)             --               --
Ultra Short Term Income Fund.............        17,098           (17,098)             --               --
Asset Manager Fund.......................       538,816          (656,448)        117,632               --
Balanced Fund............................        41,164           (41,164)             --               --
International Equity Fund................      (356,031)        3,682,576         341,240       (3,667,785)
EAFE Index Fund..........................       295,272        (3,518,335)          1,582        3,221,481

The reclassifications for the Funds are primarily due to foreign currency gain
(loss), distributions in excess of net investment income, gain on sales of passive foreign investment companies, paydown gain (loss), gain (loss) from redemption in kind, premium amortization adjustments and net operating losses.

As required, the Company and Trust have adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective November 1, 2000 and January 1, 2001, respectively. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains, and accumulated net realized losses shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains (except where indicated) and capital loss carryforwards, respectively. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to each of the Portfolios of Investments.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the period ended October 31, 2001 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for which the tax components of the distributions are shown below.

                                                                  TAX-BASED            TAX-BASED
                                                              DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                                               ORDINARY INCOME      LONG-TERM GAINS
                                                              ------------------   ------------------
Indexed Equity Fund.........................................     $15,488,529          $101,777,870
Asset Manager Fund..........................................      49,339,296             3,593,505
International Equity Fund...................................       1,005,667            12,442,073
EAFE Index Fund.............................................         599,694             2,028,700

                                      (E)

CHANGE IN FISCAL YEAR END. During fiscal year 1999, the Company changed its fiscal year end from December 31 to October 31. During fiscal year 2001, the Trust changed its fiscal year end from December 31 to October 31.

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities, other than short-term securities, purchased for a Fund are accreted on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts on short-term securities are accreted on the straight line method. Prior to November 1, 2000, premiums on securities purchased were not amortized for any Fund except the Money Market Fund, which amortized the premium on the constant yield method over the life of the respective securities.

With adoption of the revised Audit Guide, each Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, each Fund adjusted the cost of its fixed-income securities by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect any Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not their market value) and increased the net unrealized gain (loss) by the amounts shown below.

Bond Fund...........................  $   78,092
Indexed Bond Fund...................   1,434,396
Short Term Bond Fund................      14,098
Ultra Short Term Income Fund*.......      25,669
Asset Manager Fund..................   1,180,767
Balanced Fund*......................     146,400

 *   Effective January 1, 2001.

Additionally, each Fund estimates the effect of the change for the fiscal year ended October 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by the amounts shown below.

Bond Fund.............................  $304,390
Indexed Bond Fund.....................   170,011
Short Term Bond Fund..................   405,744
Ultra Short Term Income Fund*.........    21,986
Asset Manager Fund....................   335,303
Balanced Fund*........................    47,657

 *   Effective January 1, 2001.

                                      (G)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                   ECLIPSE FUNDS

                                      (I)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at year-end exchange rates are reflected in unrealized foreign exchange gains or losses.

CORE BOND PLUS FUND

Foreign currency held at October 31, 2001:

                CURRENCY                           COST              VALUE
----------------------------------------         ---------         ---------
Euro                       E         14          $     13          $     12
Pound Sterling             L         17                24                25
                                                 --------          --------
                                                 $     37          $     37
                                                 ========          ========

INTERNATIONAL EQUITY FUND

Foreign currency held at October 31, 2001:

                CURRENCY                           COST              VALUE
----------------------------------------         ---------         ---------
Euro                       E     19,190          $ 17,326          $ 17,274
Pound Sterling             L     83,751           121,599           121,746
Swiss Franc                CF    77,295            46,635            47,302
                                                 --------          --------
                                                 $185,560          $186,322
                                                 ========          ========

EAFE INDEX FUND

Foreign currency held at October 31, 2001:

                CURRENCY                           COST              VALUE
----------------------------------------         ---------         ---------
Australian Dollar          A$     1,259          $    634          $    633
Danish Krone               DK         3                 0                 0
Euro                       E      1,433             1,298             1,290
Hong Kong Dollar           HK        17                 2                 2
New Zealand Dollar         N$        10                 4                 4
Norwegian Krone            NK     1,284               142               145
Pound Sterling             L      1,124             1,645             1,634
Swedish Krona              SK        16                 1                 2
Swiss Franc                CF       981               550               601
                                                 --------          --------
                                                 $  4,276          $  4,311
                                                 ========          ========

                                      (J)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Foreign currency forward contracts are used for hedging purposes or to seek to enhance investment returns (see Note 5).

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

CORE BOND PLUS FUND

Foreign currency forward contracts open at October 31, 2001:

                                                          CONTRACT AMOUNT      CONTRACT AMOUNT    UNREALIZED
                                                               SOLD               PURCHASED      APPRECIATION
                                                          ---------------      ---------------   ------------
FOREIGN CURRENCY SALE CONTRACTS
------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/30/02................    E       155,171      $       141,206      $2,011
Pound Sterling vs. U.S. Dollar, expiring 1/7/02.......    L       140,300      $       206,353       3,157
                                                                                                    ------
Net unrealized appreciation on foreign currency forward contracts:                                  $5,168
                                                                                                    ======

                                      (K)

PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

Certain Funds may purchase call and put options on its portfolio securities or foreign currencies. A Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND

Written option activity for the year ended October 31, 2001 was as follows:

                                                              NOTIONAL
                                                              AMOUNT        PREMIUM
                                                              -----------   ----------
Options outstanding at October 31, 2000.....................  (16,600,000)  $(106,240)
Options--written............................................  (13,500,000)   (128,250)
Options--buybacks...........................................   13,500,000     128,250
Options--expired............................................   16,600,000     106,240
                                                              -----------   ---------
Options outstanding at October 31, 2001.....................            0   $       0
                                                              ===========   =========

                                      (L)

CONCENTRATION. At October 31, 2001, substantially all of the International Equity and EAFE Index Funds' net assets consisted of securities traded or denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2001, the International Equity Fund invested approximately 23.3% of its net assets in issuers in the United Kingdom and the EAFE Index Fund invested approximately 20.7% and 21.0% of its net assets in issuers in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in Japan and the United Kingdom.

Substantially all of the International Equity and EAFE Index Funds' net assets consist of securities which are generally subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, issuers of certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

                                      (M)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes or to seek to enhance returns (see Note
5).

                                      (N)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (O)

SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Bond Fund and Short Term Bond Fund is invested in investment grade commercial paper or other securities in accordance with the Funds' Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While these Funds invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Funds bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $54,220 and $8,886, net of broker fees and rebates, for the Bond Fund and Short Term Bond Fund, respectively, for the year ended October 31, 2001 and is included as interest income on the Statement of Operations.

BOND FUND

Investments made with cash collateral at October 31, 2001:

                                                                    SHARES           VALUE
                                                                  ----------      -----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................         408,801      $   408,801
Cash with Security Lending Agent............................                           11,669
                                                                                  -----------
                                                                                      420,470
                                                                                  -----------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                                  -----------
SHORT-TERM COMMERCIAL PAPER
Nieuw Amsterdam Funding
  2.62%, due 11/1/01........................................      $4,460,000         4,460,000
Pegasus Four Limited
  2.60%, due 11/14/01.......................................       3,700,000         3,696,526
Providian Master Trust
  2.62%, due 11/1/01........................................       5,688,000         5,688,000
                                                                                   -----------
                                                                                    13,844,526
                                                                                   -----------
REPURCHASE AGREEMENT
Credit Suisse First Boston Corp.
  2.65%, due 11/1/01
  (Collateralized by
  $2,540,000 AT&T Corp.
    6.00%, due 3/15/09 Market Value $2,454,275
  $2,945,000 AXA
    8.60%, due 12/15/30 Market Value $3,325,111)............       5,500,000         5,500,000
                                                                                   -----------
Total investments made with cash collateral.................                       $19,764,996
                                                                                   ===========

Non-cash collateral received and held by the Fund at October 31, 2001:

United States Treasury Bonds
  6.00%, due 2/15/26........................................         100,000      $   113,687
  8.75%, due 11/15/08-5/15/17...............................         140,000          174,231
  11.125%, due 8/15/03......................................         185,000          217,491
                                                                                  -----------
Total non-cash collateral...................................                      $   505,409
                                                                                  ===========
Total collateral............................................                      $20,270,405
                                                                                  ===========

                                                                   ECLIPSE FUNDS

SHORT TERM BOND FUND
Investments made with cash collateral at October 31, 2001:

                                                                    SHARES          VALUE
                                                                  ----------      ----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................         764,700      $  764,700
Cash with Security Lending Agent............................                          10,294
                                                                                  ----------
                                                                                     774,994
                                                                                  ----------

                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------

SHORT-TERM COMMERCIAL PAPER
Providian Master Trust
  2.62%, due 11/1/01........................................      $1,287,000       1,287,000
                                                                                  ----------
CORPORATE BOND
Bank of America
  2.75%, due 11/1/01........................................       1,400,000       1,400,000
                                                                                  ----------
REPURCHASE AGREEMENTS
Bear Stearns & Co., Inc.
  2.67%, due 11/2/01
  (Collateralized by
  $601,967 Bear Asset Trust Securities
    5.20%, due 9/17/09 Market Value $604,459)...............         588,125         588,125
Credit Suisse First Boston Corp.
  2.60%, due 11/2/01
  (Collateralized by
  $300,000 Associates Corp. N.A.
    6.95%, due 8/1/02 Market Value $310,353
  $200,000 Banponce Popular N.A.
    7.175%, due 5/15/02 Market Value $218,022
  $65,000 Cerro Negro Finance Ltd.
    7.33%, due 12/1/09 Market Value $61,857
  $90,000 Pemex Finance Ltd.
    9.03%, due 2/15/11 Market Value $100,543
  $200,000 Sears Roebuck & Co.
    8.47%, due 4/10/02 Market Value $206,198
  $285,000 Valero Energy Corp.
    7.85%, due 6/1/05 Market Value $310,220)................       1,140,000       1,140,000
                                                                                  ----------
                                                                                   1,728,125
                                                                                  ----------
Total investments made with cash collateral.................                      $5,190,119
                                                                                  ==========

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

MANAGER AND SUBADVISOR. Through December 28, 2000, MainStay Management LLC served as manager to the Company under a Management Agreement. Effective December 29, 2000, New York Life Investment Management LLC ("NYLIM" or the "Manager"), a wholly-owned subsidiary of New York Life, replaced MainStay Management LLC, as manager and provides management services to the Company under a Management Agreement. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Growth Equity Fund, Value Equity Fund, Bond Fund, Core Bond Plus Fund, Short Term Bond Fund, Tax Free Bond Fund and International Equity Fund under a Sub-Advisory Agreement with the Manager. Through January 1, 2001, Monitor Capital Advisors LLC served as subadvisor to the Indexed Equity Fund, Indexed Bond Fund, Asset Manager Fund and EAFE Index Fund under a Sub-Advisory Agreement with the Manager. Effective January 2, 2001, NYLIM replaced Monitor Capital Advisors LLC and these Funds, as well as, the Mid Cap Core Fund and Money Market Fund, are advised by NYLIM directly, without a subadvisor.

Through December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser to the Trust under a Management Contract. On December 12, 2000, New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a subsidiary of New York Life, acquired certain of the business segments and operations of Towneley, including the business, operations and activities that Towneley conducted relating to providing investment advisory services to the Trust. Towneley investment personnel became employees of NYLIM, an affiliate of NYLIM Holdings.

The Funds pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .85%
Value Equity Fund..............       .85%
Indexed Equity Fund............       .50%
Mid Cap Core Fund..............       .85%
Mid Cap Value Fund.............       .90%
Small Cap Value Fund...........      1.00%
Bond Fund......................       .75%
Core Bond Plus Fund............       .60%
Indexed Bond Fund..............       .50%
Short Term Bond Fund...........       .60%
Ultra Short Term Income Fund...       .40%
Tax Free Bond Fund.............       .50%
Money Market Fund..............       .50%
Asset Manager Fund.............       .65%
Balanced Fund..................       .75%
International Equity Fund......       .85%
EAFE Index Fund................       .95%

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .25%
Value Equity Fund..............       .25%
Bond Fund......................       .20%
Core Bond Plus Fund............       .30%
Short Term Bond Fund...........       .15%
Tax Free Bond Fund.............       .25%
International Equity Fund......       .35%

The Manager voluntarily agreed to assume a portion of the Fund's operating expenses through December 31, 2001 and, for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceed the indicated percentages:

Growth Equity Fund.............       .93%
Value Equity Fund..............       .94%
Indexed Equity Fund............       .30%
Mid Cap Core Fund..............      1.00%
Mid Cap Value Fund*............      1.04%
Small Cap Value Fund*..........      1.19%
Bond Fund......................       .75%
Core Bond Plus Fund............       .70%
Indexed Bond Fund..............       .50%
Short Term Bond Fund...........       .60%
Ultra Short Term Income Fund*..       .20%
Tax Free Bond Fund.............       .65%
Money Market Fund..............       .50%
Asset Manager Fund.............       .83%
Balanced Fund*.................       .94%
International Equity Fund......      1.03%
EAFE Index Fund................       .94%

       * Through December 31, 2002.

In connection with the voluntary expense limitations, the Manager assumed the following expenses for the year ended October 31, 2001:

Growth Equity Fund..........  $  344,495
Value Equity Fund...........     215,965
Indexed Equity Fund.........   2,670,952
Mid Cap Core Fund**.........      52,591
Mid Cap Value Fund*.........      18,116
Bond Fund...................     188,926
Core Bond Plus Fund**.......      67,864
Indexed Bond Fund...........     230,959
Short Term Bond Fund........     138,114
Ultra Short Term Income
  Fund*.....................      70,221
Tax Free Bond Fund**........      47,145
Money Market Fund...........     481,676
Asset Manager Fund..........     222,258
Balanced Fund*..............      13,108
International Equity Fund...     122,977
EAFE Index Fund.............     234,335

        * For the period January 1, 2001 through October 31, 2001. ** For the period January 2, 2001 through October 31, 2001.

These voluntary expense limitations will remain in effect through December 31, 2001 or December 31, 2002, as indicated above, after which they may be terminated or revised at anytime.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors serves as the Funds' distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Funds' shares, and receives no compensation from the Funds pursuant to the Distribution Agreement.

                                                                   ECLIPSE FUNDS

                                      (C)

SERVICE AND DISTRIBUTION FEES. In accordance with the Shareholder Services Plans for the Service Class shares and the Money Market Fund Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Service Class shareholders and to Money Market Fund Sweep Shares Class shareholders, respectively. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Fund and the Sweep Shares Class of the Money Market Fund.

The Company, with respect to the Money Market Fund Sweep Shares Class, has adopted a Distribution Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution Plan, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, NYLIFE Distributors, or any other broker-dealer or other financial institution is entitled to receive a monthly service fee from the Money Market Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for services in support of distribution activities.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, an affiliate of NYLIM and an indirect wholly-owned subsidiary of New York Life, replaced MainStay Shareholder Services LLC ("MSS"), effective December 22, 2000, as the Company's transfer, dividend disbursing and shareholder servicing agent. Effective December 12, 2000, ESS became the Trust's transfer, dividend disbursing and shareholder servicing agent. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which ESS is responsible. Transfer agent expenses accrued for the year ended October 31, 2001 were as follows:

Growth Equity Fund............  $532,924
Value Equity Fund.............   319,676
Indexed Equity Fund...........   110,495
Mid Cap Core Fund**...........    10,803
Mid Cap Value Fund*...........    14,153
Small Cap Value Fund*.........    27,921
Bond Fund.....................    30,577
Core Bond Plus Fund**.........    10,850
Indexed Bond Fund.............    36,875
Short Term Bond Fund..........    47,656
Ultra Short Term Income
  Fund*.......................    11,551
Tax Free Bond Fund**..........    10,778
Money Market Fund.............    56,069
Asset Manager Fund............   646,801
Balanced Fund*................    18,265
International Equity Fund.....    46,722
EAFE Index Fund...............    29,209

        * For the period January 1, 2001 through October 31, 2001. ** For the period January 2, 2001 through October 31, 2001.

                                      (E)

DIRECTORS AND TRUSTEES FEES. Directors and Trustees, other than those affiliated with the Manager, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual retainer of $32,000, and $1,350 for each Board of Directors/Trustees and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

Effective February 27, 2001, the Trustees voluntarily agreed to waive the annual retainer of $32,000 and the Committee meeting fees of $1,350. This agreement will remain in effect until such time that the Trustees approve the reinstatement of the retainer and fees.

                                      (F)

CAPITAL. The Funds have been advised that at October 31, 2001 affiliates of New York Life owned a significant number of shares of the Funds with the following market values:

Growth Equity Fund........  $385,561,818
Value Equity Fund.........    89,576,425
Indexed Equity Fund.......   609,607,689
Mid Cap Core Fund.........    21,025,084
Small Cap Value Fund......    11,237,564
Bond Fund.................    85,391,392
Core Bond Plus Fund.......    26,500,107
Indexed Bond Fund.........    55,157,779
Short Term Bond Fund......    22,791,191
Ultra Short Term Income
  Fund....................    10,009,970
Tax Free Bond Fund........    26,250,106
Money Market Fund.........   144,825,471
Asset Manager Fund........   375,147,891
International Equity
  Fund....................     7,578,648
EAFE Index Fund...........    15,649,201

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Funds by the Office of General Counsel of NYLIM are charged to the Funds. For the year ended October 31, 2001, these fees were as follows:

Growth Equity Fund.............  $36,458
Value Equity Fund..............   13,987
Indexed Equity Fund............   49,121
Mid Cap Core Fund**............    1,251
Mid Cap Value Fund*............    3,403
Small Cap Value Fund*..........    7,196
Bond Fund......................    7,836
Core Bond Plus Fund**..........    1,445
Indexed Bond Fund..............    5,945
Short Term Bond Fund...........    2,042
Ultra Short Term Income Fund*..      434
Tax Free Bond Fund**...........    1,439
Money Market Fund..............   28,813
Asset Manager Fund.............   31,448
Balanced Fund*.................    3,512
International Equity Fund......    2,620
EAFE Index Fund................    2,402

        * For the period January 1, 2001 through October 31, 2001. ** For the period January 2, 2001 through October 31, 2001.

                                                                   ECLIPSE FUNDS

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At October 31, 2001, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Growth Equity Fund...................................        2009             $24,144
                                                                              =======
Mid Cap Core Fund....................................        2009             $ 3,128
                                                                              =======
Mid Cap Value Fund...................................        2008             $   251
                                                             2009                 106
                                                                              -------
                                                                              $   357
                                                                              =======
Small Cap Value Fund.................................        2008             $ 5,277
                                                                              =======
Bond Fund............................................        2007             $ 8,517
                                                             2008               3,661
                                                                              -------
                                                                              $12,178
                                                                              =======
Indexed Bond Fund....................................        2004             $ 1,439
                                                             2005                  44
                                                             2006                 111
                                                             2007               1,728
                                                             2008               1,793
                                                             2009                 105
                                                                              -------
                                                                              $ 5,220
                                                                              =======
Short Term Bond Fund.................................        2002             $ 3,562
                                                             2003               1,770
                                                             2004                 485
                                                             2005                 173
                                                             2007                 473
                                                             2008                 744
                                                                              -------
                                                                              $ 7,207
                                                                              =======
Ultra Short Term Income Fund.........................        2004             $    37
                                                             2005                  31
                                                             2006                  20
                                                             2007                  63
                                                             2008                  99
                                                             2009                  14
                                                                              -------
                                                                              $   264
                                                                              =======
Tax Free Bond Fund...................................        2009             $    47
                                                                              =======
Asset Manager Fund...................................        2009             $24,705
                                                                              =======
International Equity Fund............................        2009             $ 5,871
                                                                              =======

The Small Cap Value Fund, Bond Fund, Short Term Bond Fund, Money Market Fund and Balanced Fund utilized $1,973,430, $6,969,910, $1,016,451, $23,964 and $487,099,
respectively, of capital loss carryforwards during the year ended October 31, 2001.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

The Value Equity Fund's, Asset Manager Fund's, International Equity Fund's and EAFE Index Fund's use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the related amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on foreign currency forward contracts reflects each Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

The Asset Manager Fund and EAFE Index Fund use foreign currency forward contracts to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Value Equity Fund and International Equity Fund enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, or to seek to enhance the Fund's investment returns in the case of the International Equity Fund.

The Indexed Equity Fund's, Indexed Bond Fund's, Asset Manager Fund's and EAFE Index Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the related amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The Indexed Equity Fund and EAFE Index Fund invest in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

--------------------------------------------------------------------------------
NOTE 6--Line of Credit:
--------------------------------------------------------------------------------

The Funds, with the exception of the Money Market Fund, maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2001.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended October 31, 2001, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                                                        Mid Cap Core
                         Growth Equity Fund        Value Equity Fund       Indexed Equity Fund             Fund**
                         Purchases   Sales        Purchases   Sales        Purchases   Sales        Purchases    Sales
                         -----------------------------------------------------------------------------------------------
U.S. Government
 securities              $     --   $     --      $     --   $     --      $     --   $     --      $     --    $     --
All others                259,770    635,740       348,085    854,099        50,393    615,004        50,094      24,920
                         -----------------------------------------------------------------------------------------------
Total                    $259,770   $635,740(a)   $348,085   $854,099(a)   $ 50,393   $615,004(a)   $ 50,094    $ 24,920
                         ===============================================================================================

                            Mid Cap Value            Small Cap
                                Fund*               Value Fund*             Bond Fund
                         Purchases    Sales     Purchases    Sales     Purchases    Sales
                         ------------------------------------------------------------------
U.S. Government
 securities              $     --    $     --   $     --    $     --   $250,345    $313,085
All others                 40,655      44,582    106,365     167,848    113,357     125,457
                         ------------------------------------------------------------------
Total                    $ 40,655    $ 44,582   $106,365    $167,848   $363,702    $438,542(a)
                         ==================================================================

------------

 *   For the period January 1, 2001 through October 31, 2001.
**   For the period January 2, 2001 through October 31, 2001.
(a)  Included in the sales proceeds for each Fund listed is an amount as shown representing the value of securities
     disposed of in payment of redemption-in-kind. These
     redemptions were done by a related party to the Funds. For
     International Equity Fund, $6,721,981 was done with a
     non-related party to the Fund.

Growth Equity Fund.......................  $278,930,333   Indexed Bond Fund........................  $76,941,203
Value Equity Fund........................   531,411,399   International Equity Fund................   91,999,799
Indexed Equity Fund......................   495,428,912   EAFE Index Fund..........................   16,363,107
Bond Fund................................    90,637,802

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                   Growth Equity Fund                           Value Equity Fund
                        -----------------------------------------   -----------------------------------------
                        No-Load    Service    No-Load    Service    No-Load    Service    No-Load    Service
                         Class      Class      Class      Class      Class      Class      Class      Class
                        --------   --------   --------   --------   --------   --------   --------   --------

                            Year ended            Year ended            Year ended            Year ended
                         October 31, 2001      October 31, 2000      October 31, 2001      October 31, 2000
                        -------------------------------------------------------------------------------------
Shares sold                2,605        851      4,147        176      2,281         66      3,057         59
Shares issued in
 reinvestment of
 dividends and
 distributions             5,065        109      2,612         61      1,799         13        513          3
                        -------------------------------------------------------------------------------------
                           7,670        960      6,759        237      4,080         79      3,570         62
Shares redeemed          (17,671)      (875)    (3,627)      (288)   (45,927)       (75)    (8,905)      (235)
                        -------------------------------------------------------------------------------------
Net increase
 (decrease)              (10,001)        85      3,132        (51)   (41,847)         4     (5,335)      (173)
                        =====================================================================================

                                   Indexed Equity Fund
                        -----------------------------------------
                        No-Load    Service    No-Load    Service
                         Class      Class      Class      Class
                        --------   --------   --------   --------
                            Year ended            Year ended
                         October 31, 2001      October 31, 2000
                       -------------------------------------------
Shares sold                4,949      2,177      5,528        909
Shares issued in
 reinvestment of
 dividends and
 distributions             3,185        146      2,125         79
                        -----------------------------------------
                           8,134      2,323      7,653        988
Shares redeemed          (24,628)      (542)   (11,815)      (934)
                        -----------------------------------------
Net increase
 (decrease)              (16,494)     1,781     (4,162)        54
                        =========================================

                                Short Term Bond Fund                            Ultra Short Term Income Fund
                        -------------------------------------   ------------------------------------------------------------
                        No-Load   Service   No-Load   Service        No-Load              No-Load              No-Load
                         Class     Class     Class     Class          Class                Class                Class
                        -------   -------   -------   -------   ------------------   -----------------   -------------------
                                                                 January 1, 2001
                           Year ended          Year ended            through            Year ended           Year ended
                        October 31, 2001    October 31, 2000    October 31, 2001**   December 31, 2000    December 31, 1999
                        ----------------------------------------------------------------------------------------------------
Shares sold              1,739        7      2,557       18           1,586                 121                  262
Shares issued in
 reinvestment of
 dividends and
 distributions             272        8        295        7              27                  39                   46
                        ----------------------------------------------------------------------------------------------------
                         2,011       15      2,852       25           1,613                 160                  308
Shares redeemed         (2,197)     (21)    (4,527)     (19)           (414)               (245)                (393)
                        ----------------------------------------------------------------------------------------------------
Net increase
 (decrease)               (186)      (6)    (1,675)       6           1,199                 (85)                 (85)
                        ====================================================================================================

                            Tax Free
                           Bond Fund                                 Money Market Fund
                        ----------------   ---------------------------------------------------------------------
                            No-Load        No-Load    Service   Sweep Shares   No-Load    Service   Sweep Shares
                             Class          Class      Class       Class        Class      Class       Class
                        ----------------   --------   -------   ------------   --------   -------   ------------
                        January 2, 2001*
                            through                   Year ended                          Year ended
                        October 31, 2001           October 31, 2001                    October 31, 2000
                        ----------------------------------------------------------------------------------------
Shares sold                  2,519          237,936    2,773       178,743      326,707     1,355      209,405
Shares issued in
 reinvestment of
 dividends and
 distributions                  --            7,743       70        10,658       11,872        97       10,712
                        ----------------------------------------------------------------------------------------
                             2,519          245,679    2,843       189,401      338,579     1,452      220,117
Shares redeemed                (19)        (207,138)  (2,744)     (126,320)    (424,349)   (5,495)    (150,449)
                        ----------------------------------------------------------------------------------------
Net increase
 (decrease)                  2,500           38,541       99        63,081      (85,770)   (4,043)      69,668
                        ========================================================================================

------------

 *   Commencement of Operations.
** The Fund changed its fiscal year end from December 31 to October 31.
(a)  Less than one thousand.

                                                                   ECLIPSE FUNDS

--------------------------------------------------------------------------------

         Core Bond               Indexed                Short Term           Ultra Short Term           Tax Free
        Plus Fund**             Bond Fund               Bond Fund              Income Fund*           Bond Fund**
    Purchases    Sales     Purchases    Sales      Purchases    Sales      Purchases    Sales     Purchases    Sales
----------------------------------------------------------------------------------------------------------------------
    $ 49,291    $ 36,587   $ 46,296    $ 97,196    $ 35,639    $ 34,594    $  1,716    $  1,000   $     --    $     --
      24,608      11,654     14,253      29,707       9,103      13,622       2,339       2,054     70,963      45,646
----------------------------------------------------------------------------------------------------------------------
    $ 73,899    $ 48,241   $ 60,549    $126,903(a) $ 44,742    $ 48,216    $  4,055    $  3,054   $ 70,963    $ 45,646
======================================================================================================================

        Asset Manager                                  International
             Fund               Balanced Fund*          Equity Fund            EAFE Index Fund
     Purchases    Sales      Purchases    Sales     Purchases   Sales        Purchases    Sales
-------------------------------------------------------------------------------------------------
     $  6,885    $ 10,175    $    511    $  1,378   $     --   $     --      $     --    $     --
      102,462      46,270      29,402      28,863     37,092    130,097           241      23,694
-------------------------------------------------------------------------------------------------
     $109,347    $ 56,445    $ 29,913    $ 30,241   $ 37,092   $130,097(a)   $    241    $ 23,694(a)
=================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Mid Cap
        Core Fund                           Mid Cap Value Fund                                Small Cap Value Fund
    -----------------   ----------------------------------------------------------   --------------------------------------
         No-Load             No-Load              No-Load             No-Load             No-Load              No-Load
          Class               Class                Class               Class               Class                Class
    -----------------   ------------------   -----------------   -----------------   ------------------   -----------------
    January 2, 2001*     January 1, 2001                                              January 1, 2001
         through             through            Year ended          Year ended            through            Year ended
    October 31, 2001    October 31, 2001**   December 31, 2000   December 31, 1999   October 31, 2001**   December 31, 2000
---------------------------------------------------------------------------------------------------------------------------
          2,514                 453                  559                 550                6,738               11,927
             --                  --                   15                 488                   --                   --
---------------------------------------------------------------------------------------------------------------------------
          2,514                 453                  574               1,038                6,738               11,927
            (--)               (942)              (1,765)             (2,888)             (11,754)             (18,475)
---------------------------------------------------------------------------------------------------------------------------
          2,514                (489)              (1,191)             (1,850)              (5,016)              (6,548)
===========================================================================================================================

                                                                             Core Bond
       Small Cap Value Fund                  Bond Fund                       Plus Fund
       -------------------   -----------------------------------------   -----------------
              No-Load        No-Load    Service    No-Load    Service         No-Load
               Class          Class      Class      Class      Class           Class
         -----------------   --------   --------   --------   --------   -----------------
                                                                         January 2, 2001*
            Year ended           Year ended            Year ended             through
         December 31, 1999    October 31, 2001      October 31, 2000     October 31, 2001
-------------------------------------------------------------------------------------------------
              12,424            1,753        256      2,483        209          2,526
                 905            1,356         24      1,103         16             --(a)
-------------------------------------------------------------------------------------------------
              13,329            3,109        280      3,586        225          2,526
              (8,869)         (11,679)      (124)    (1,647)      (283)           (--)
-------------------------------------------------------------------------------------------------
               4,460           (8,570)       156      1,939        (58)         2,526
=================================================================================================


                 Indexed Bond Fund
     -----------------------------------------
     No-Load    Service    No-Load    Service
      Class      Class      Class      Class
     --------   --------   --------   --------
         Year ended            Year ended
      October 31, 2001      October 31, 2000
----------------------------------------------
        3,050        799      1,427         94
          978         40      1,001         22
----------------------------------------------
        4,028        839      2,428        116
       (9,404)      (243)    (3,258)       (88)
----------------------------------------------
       (5,376)       596       (830)        28
==============================================

             Asset Manager Fund                                   Balanced Fund
    -------------------------------------   ----------------------------------------------------------
    No-Load   Service   No-Load   Service        No-Load              No-Load             No-Load
     Class     Class     Class     Class          Class                Class               Class
    -------   -------   -------   -------   ------------------   -----------------   -----------------
                                             January 1, 2001
       Year ended          Year ended            through            Year ended          Year ended
    October 31, 2001    October 31, 2000    October 31, 2001**   December 31, 2000   December 31, 1999
------------------------------------------------------------------------------------------------------
      3,101     201      6,691      225             410                  270                 338
      2,558     188      2,333      120              60                   92                 336
------------------------------------------------------------------------------------------------------
      5,659     389      9,024      345             470                  362                 674
     (5,210)   (272)    (7,404)    (503)           (522)              (1,178)             (2,753)
------------------------------------------------------------------------------------------------------
        449     117      1,620     (158)            (52)                (816)             (2,079)
======================================================================================================

           International Equity Fund                    EAFE Index Fund
     -------------------------------------   -------------------------------------
     No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
      Class     Class     Class     Class     Class     Class     Class     Class
     -------   -------   -------   -------   -------   -------   -------   -------
        Year ended          Year ended          Year ended          Year ended
     October 31, 2001    October 31, 2000    October 31, 2001    October 31, 2000
----------------------------------------------------------------------------------
       7,966     376      4,561        2      3,513      161      4,644       21
       1,273       9        431        2        179        2        417        3
----------------------------------------------------------------------------------
       9,239     385      4,992        4      3,692      163      5,061       24
     (19,228)   (390)    (4,317)     (13)    (5,889)    (161)    (4,326)     (16)
----------------------------------------------------------------------------------
      (9,989)     (5)       675       (9)    (2,197)       2        735        8
==================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Eclipse Funds Inc. and to the Board of Trustees and Shareholders of Eclipse Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager Fund, EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, Short Term Bond Fund, Money Market Fund, Core Bond Plus Fund, Mid Cap Core Fund and Tax Free Bond Fund (thirteen portfolios constituting Eclipse Funds Inc., formerly MainStay Institutional Funds Inc.) and Balanced Fund, Ultra Short Term Income Fund, Mid Cap Value Fund and Small Cap Value Fund (four portfolios constituting the Eclipse Funds; together with the Eclipse Funds Inc. referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated (except for the financial highlights of the Eclipse Funds for the three years in the period ended December 31, 1998), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Eclipse Funds for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP
New York, New York
December 17, 2001

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                OFFICERS AND DIRECTORS--ECLIPSE
                                                FUNDS INC.*

                                                STEPHEN C. ROUSSIN
                                                Chairman and Director

                                                PATRICK G. BOYLE
                                                Director

                                                LAWRENCE GLACKEN
                                                Director

                                                ROBERT P. MULHEARN
                                                Director

                                                SUSAN B. KERLEY
                                                Director

                                                LINDA M. LIVORNESE
                                                President

                                                JEFFERSON C. BOYCE
                                                Senior Vice President

                                                MARC J. BROOKMAN
                                                Executive Vice President

                                                RICHARD W. ZUCCARO
                                                Tax Vice President

                                                PATRICK J. FARRELL
                                                Treasurer, Chief Financial
                                                Officer,
                                                and Assistant Secretary

                                                OFFICERS AND TRUSTEES--ECLIPSE
                                                FUNDS*

INVESTMENT ADVISOR                                 STEPHEN C. ROUSSIN
New York Life Investment Management LLC            Chairman, Trustee, and President

SUBADVISOR                                         LAWRENCE GLACKEN
MacKay Shields LLC                                 Trustee

DISTRIBUTOR                                        ROBERT P. MULHEARN
NYLIFE Distributors Inc.                           Trustee

TRANSFER AGENT                                     SUSAN B. KERLEY
NYLIM Service Company LLC                          Trustee

CUSTODIAN                                          JEFFERSON C. BOYCE
The Bank of New York                               Senior Vice President

INDEPENDENT ACCOUNTANTS                            PATRICK G. BOYLE
PricewaterhouseCoopers LLP                         Executive Vice President

LEGAL COUNSEL                                      MARC J. BROOKMAN
Dechert                                            Executive Vice President

                                                   RICHARD W. ZUCCARO
                                                   Tax Vice President

                                                   PATRICK J. FARRELL
                                                   Treasurer, Chief Financial
                                                   Officer, and Assistant Secretary

                                                *As of October 31, 2001.

--------------------------------------------------------------------------------
This is a copy of a report to shareholders of one or more of the series mutual funds of Eclipse Funds. Distribution of this report to persons other than these shareholders is authorized only when preceded or accompanied by a current Eclipse Funds prospectus. This report does not represent an offer to sell or a solicitation to buy any securities.



ECLIPSE
[NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

Distributed by NYLIFE Distributors Inc.
NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054
--------------------------------------------------------------------------------
MSEC11-10/01